Filed Pursuant to Rule 497

Registration No. 333-218114

PROSPECTUS

9,000,000 SHARES

TCG BDC, INC.

COMMON STOCK

We are an externally managed specialty finance company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended. Our investment objective is to generate current income and capital appreciation primarily through debt investments in U.S. middle market companies, which we define as companies with approximately $10 million to $100 million of earnings before interest, taxes, depreciation and amortization. We seek to achieve this investment objective by investing primarily in first lien senior secured loans and second lien senior secured loans.

As of March 31, 2017, our investment portfolio consisted of 94 investments in 82 portfolio companies with an aggregate fair value of $1,392.5 million.

We are managed by Carlyle GMS Investment Management L.L.C., an investment adviser registered under the Investment Advisers Act of 1940, as amended. Carlyle GMS Finance Administration L.L.C. provides the administrative services necessary for us to operate. Both Carlyle GMS Investment Management L.L.C. and Carlyle GMS Finance Administration L.L.C. are wholly owned subsidiaries of Carlyle Investment Management L.L.C., a subsidiary of The Carlyle Group L.P. The Carlyle Group L.P. is a global alternative asset manager with approximately $162 billion of assets under management as of March 31, 2017.

This is an initial public offering of our shares of common stock. All of the shares of common stock offered by this prospectus are being sold by us.

Our shares of common stock have no history of public trading. The initial public offering price per share of our common stock is $18.50. Our common stock has been approved for listing on the NASDAQ Global Select Market under the symbol “CGBD”.

We are an “emerging growth company” within the meaning of the Jumpstart Our Business Startups Act of 2012, as amended.

Certain individuals affiliated with Carlyle have indicated that they intend to adopt a 10b5-1 plan (the “10b5-1 Plan”) in accordance with Rules 10b5-1 and 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We expect that under such 10b5-1 Plan the participants will buy up to $15 million in the aggregate of our common stock in the open market during the period beginning four full calendar weeks after the closing of this offering and ending on the earlier of the date on which the capital committed to the 10b5-1 Plan has been exhausted or one year after the closing of this offering, subject to certain conditions. See “Certain Relationships and Related Party Transactions.” Purchases of our common stock in the open market pursuant to the 10b5-1 Plan will be subject to certain conditions and conducted in accordance with Rule 10b-18 under the Exchange Act and other applicable securities laws and regulations that set certain restrictions on the method, timing, price and volume of stock repurchases.

Shares of closed-end investment companies, including BDCs, that are listed on an exchange frequently trade at a discount to their net asset value (“NAV”) per share. If our shares trade at a discount to our NAV per share, it may increase the risk of loss for purchasers in this offering. At the initial public offering price of $18.50 per share, purchasers in this offering will experience dilution of approximately $0.25 per share. See “Dilution” for more information.

This prospectus contains important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the U.S. Securities and Exchange Commission (the “SEC”). You may obtain this information or make stockholder inquiries by written or oral request and free of charge by contacting us by mail at our principal executive offices located at 520 Madison Avenue, 40th Floor, New York, NY 10022, on our website at www.tcgbdc.com, or by calling us at (212) 813-4900. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be a part of this prospectus. The SEC also maintains a website at http://www.sec.gov that contains this information.

Investing in our common stock involves a high degree of risk, including credit risk and the risk of the use of leverage, and is highly speculative. Before buying any shares of our common stock, you should read the discussion of the material risks of investing in our common stock in “Risk Factors” beginning on page 27 of this prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public offering price	$18.50	$166,500,000
Sales load (underwriting discounts and amounts) (1)	$0.56	$4,995,000
Proceeds, before expenses, to us (2)	$17.94	$161,505,000

(1)	Our Investment Adviser will pay 50% of the total sales load $5.0 million, or $0.56 per share (or approximately $5.7 million, or $0.56 per share if the underwriters’ option to purchase additional shares is exercised in full to the underwriters, representing 50% of the total sales load), which is not reflected in the table above. The portion of the sales load not payable by our Investment Adviser will be borne by us. See “Underwriting” for a more complete description of underwriting compensation.
(2)	We estimate that we will incur offering expenses of approximately $1,800,000, or approximately $0.20 per share, in connection with this offering (reflecting the 50% of the estimated offering expenses that are payable by us). Our Investment Adviser has agreed to pay 50% of the total estimated offering expenses in connection with this offering. We are not obligated to repay the expenses paid by our Investment Adviser.

We have granted the underwriters an option to purchase up to an additional 1,350,000 shares of our common stock from us, at the public offering price, less the sales load payable by us, within 30 days from the date of this prospectus. If the underwriters exercise their option to purchase additional shares in full, the total sales load payable by us will be $5.7 million and total proceeds to us, before expenses, will be $185.7 million.

The shares will be delivered on or about June 19, 2017.

Joint Book-Running Managers

BofA Merrill Lynch	Morgan Stanley	J.P. Morgan	Citigroup

Bookrunners

Keefe, Bruyette & Woods A Stifel Company	Wells Fargo Securities

Co-Managers

HSBC	Mizuho Securities

The date of this prospectus is June 13, 2017

TCG BDC, INC.

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information or to make any representations not contained in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume the information contained in this prospectus is accurate after the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.

TRADEMARKS

This prospectus contains trademarks and service marks owned by Carlyle (as defined below). This prospectus may also contain trademarks and service marks owned by third parties.

SUMMARY

This summary highlights some of the information contained elsewhere in this prospectus. This summary is not complete and may not contain all of the information that you should consider before investing in our common stock offered by this prospectus. You should review the more detailed information contained in this prospectus, especially the information set forth under the heading “Risk Factors” and our consolidated financial statements and related notes thereto included elsewhere in this prospectus.

Unless indicated otherwise in this prospectus or the context suggests otherwise:

•	the terms “we,” “us,” “our,” “TCG BDC” and “Company” refer to TCG BDC, Inc. (f/k/a Carlyle GMS Finance, Inc.), a Maryland corporation and its consolidated subsidiaries;

•	the term “SPV” refers to TCG BDC SPV LLC (f/k/a Carlyle GMS Finance SPV LLC), our wholly owned and consolidated subsidiary;

•	the term “2015-1 Issuer” refers to Carlyle GMS Finance MM CLO 2015-1 LLC, our wholly owned and consolidated subsidiary;

•	the term “Carlyle” refers to The Carlyle Group L.P. (NASDAQ: CG) and its affiliates and consolidated subsidiaries (other than portfolio companies of its affiliated funds);

•	the terms “CGMSFA” and “Administrator” refer to Carlyle GMS Finance Administration L.L.C., our administrator, a wholly owned and consolidated subsidiary of Carlyle;

•	the terms “CGMSIM” and “Investment Adviser” refer to Carlyle GMS Investment Management L.L.C., our investment adviser, a wholly owned and consolidated subsidiary of Carlyle;

•	the term “CPC” refers to the Carlyle Private Credit platform, which is Carlyle’s direct lending business unit that operates within the broader Carlyle Global Credit platform (which in turn operates within Carlyle’s Global Market Strategies (“GMS”) segment); and

•	the term “Credit Fund” refers to Middle Market Credit Fund, LLC, an unconsolidated limited liability company, in which we own a 50% economic interest and co-manage with Credit Partners USA LLC, and its wholly owned and consolidated subsidiary.

We have elected to be regulated as a business development company, or a “BDC,” under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “Investment Company Act”). In addition, for U.S. federal income tax purposes, we have elected to be treated as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended (together, with the rules and regulations promulgated thereunder, the “Code”).

Unless indicated otherwise, the information in this prospectus assumes no exercise by the underwriters of their option to purchase additional shares.

TCG BDC, Inc.

We are an externally managed specialty finance company focused on lending to middle-market companies. We are managed by our Investment Adviser, a wholly owned subsidiary of The Carlyle Group L.P. Since we commenced investment operations in May 2013 through March 31, 2017, we have invested more than $2.4 billion in aggregate principal amount of debt and equity investments prior to any subsequent exits or repayments. Our investment objective is to generate current income and capital appreciation primarily through debt investments in U.S. middle market companies, which we define as companies with approximately $10 million to $100 million of earnings before interest, taxes, depreciation and amortization (“EBITDA”), which we believe is a useful proxy for cash flow. We seek to achieve our investment objective primarily through direct originations of secured debt, including first lien senior secured loans (which may include stand-alone first lien loans, first lien/last out loans and “unitranche” loans) and second lien senior secured loans (collectively, “Middle Market Senior Loans”), with the balance of our assets invested in higher yielding investments (which may include unsecured debt, mezzanine debt and investments in equities).

We generate revenues primarily in the form of interest income from the investments we hold. In addition, we generate income from dividends on direct equity investments, capital gains on the sales of loans and debt and equity securities and various loan origination and other fees.

In conducting our investment activities, we believe that we benefit from the significant scale and resources of Carlyle, including our Investment Adviser and its affiliates. We have operated our business as a BDC since we began our investment activities in May 2013, and we believe we will be one of the largest BDCs as measured by total assets at the time of such BDC’s initial public offering.

Investment Strategy

Our Investment Adviser is served by an origination, capital markets, underwriting and portfolio management team comprised of experienced investment professionals in the Carlyle Private Credit (“CPC”) platform, which is Carlyle’s direct lending business unit that operates within the broader Carlyle Global Credit platform (which in turn operates within Carlyle’s Global Market Strategies (“GMS”) segment). Our investment approach is focused on long-term credit performance and principal preservation. Our Investment Adviser’s investment team utilizes a rigorous, systematic, and consistent investment process, refined over Carlyle’s 30-year history investing in private markets across multiple cycles, designed to achieve enhanced risk-adjusted returns.

Origination Strategy

Our Investment Adviser has built a strong direct origination platform with coverage of over 200 private equity firms and over 150 lending institutions. Our Investment Adviser’s origination team sources approximately 700 opportunities per year for us with an ultimate investment rate by us of less than 10% annually. The scale of our Investment Adviser’s origination platform allows us to maximize access to investment opportunities and enhance overall investment selectivity. We further seek to reduce risk by partnering with experienced sponsors with strong track records. We believe lending to companies owned by leading private equity firms (versus non-sponsored companies) has several important and potentially defensive characteristics. Sponsor involvement provides for:

•	maximization of investment opportunities as approximately 70% of middle market loan volume is sponsor backed as of December 31, 2016, according to the S&P Global Market Intelligence LCD Middle Market Fact Sheet;

•	validation of enterprise value;

•	support, as needed, in strategy, operations and governance of portfolio companies; and

•	the potential for additional capital commitment by sponsor if company requires financial support.

Investment Approach and Risk Monitoring of Investments

Our Investment Adviser utilizes a rigorous, systematic and consistent due diligence underwriting process to evaluate all investment opportunities. Our Investment Adviser’s investment teams primarily consist of origination professionals, research analysts and underwriters. An investment team works on a particular transaction from initial screening through closing, and the same team continues to monitor the credit for the life cycle of the investment.

During the investment process, the investment team works closely with the private equity sponsor in all aspects of due diligence, including onsite meetings, due diligence calls, and review of third party diligence reports. Our Investment Adviser also conducts an independent evaluation of the business, utilizing both internal and external sources. A key differentiator is our Investment Adviser’s integrated credit platform and collaborative efforts that leverage Carlyle’s broader resources, which include access to Carlyle’s relationships and institutional knowledge.

Diversification of our portfolio is a key tenet of our risk management strategy, including diversification by borrower, industry sector, sponsor relationships and other metrics. Additionally, we view proactive portfolio monitoring as a vital part of the investment process. Our Investment Adviser utilizes a proprietary credit surveillance report and software system, an objective rules-based Internal Risk Rating system and proprietary valuation model to assess risk in the portfolio. In addition to monthly portfolio reviews, our Investment Adviser compiles a quarterly risk report that examines, among other metrics, migration in portfolio and loan level investment mix, industry diversification, Internal Risk Ratings, revenue, EBITDA, and leverage. Our Investment Adviser supplements these policies with additional analyses and projections, including stress scenarios, to assess the potential exposure of our portfolio to variable macroeconomic factors and market conditions.

Strategic Relationships

We have established two highly differentiated strategic relationships that expand our product offering and increase our scale, enhancing our investment opportunities and optimizing selectivity rates, as we determine which credits provide the best risk adjusted returns for our stockholders. In early 2015, our Investment Adviser developed a key strategic relationship with Madison Capital Funding LLC (“Madison Capital”), a prominent non-bank finance company that is a subsidiary of New York Life Insurance Company, which has allowed us to offer various lending solutions to potential borrowers and has increased our coverage of U.S. middle market private equity firms. Additionally, in early 2016, we agreed to co-invest with Credit Partners USA LLC (“Credit Partners”), a wholly owned subsidiary of a large Canadian pension fund, to form Credit Fund, a joint venture primarily focused on investing in first lien loans to middle market companies. We and Credit Partners each have 50% economic ownership of Credit Fund and have commitments to fund, from time to time, capital of up to $400 million each. See “—Competitive Strengths—Strategic Relationships.”

Investment Portfolio

As of March 31, 2017, we had 94 investments in 82 portfolio companies with an aggregate fair value of $1,392.5 million. During the three months ended March 31, 2017, we invested $152 million in new investments. During the same period, we had $183 million in exits and repayments resulting in net portfolio decline of $31 million.

As of March 31, 2017, our portfolio was invested across 30 industries. As of March 31, 2017, no single portfolio company (excluding Credit Fund) represented more than 3% of our investments at fair value and no single industry represented more than 12% of our investments at fair value. Based on fair value as of March 31, 2017, approximately 98.3% of our investments were in U.S. domestic companies. As of such date, the weighted average remaining term of our debt investments was approximately 4.4 years. Based on fair value as of March 31, 2017, our portfolio consisted of approximately 89.6% in secured debt (78.0% in first lien debt (including 12.1% in first lien/last out loans) and 11.6% in second lien debt). Based on fair value as of March 31, 2017, approximately 1% of our debt portfolio was invested in debt bearing a fixed interest rate and approximately 99% of our debt portfolio was invested in debt bearing a floating interest rate with an interest rate floor.

As of March 31, 2017, the weighted average yield of our first lien debt (including first lien/last out loans) was 8.07% and 8.09% based on the amortized cost and fair value, respectively. During that same period, the weighted average yield on our second lien debt was 10.07% and 10.09% based on the amortized cost and fair value, respectively.

As of March 31, 2017, we and Credit Partners had each contributed $45.5 million to Credit Fund. As of March 31, 2017, Credit Fund’s portfolio was invested in companies across 19 industries. As of March 31, 2017, the Credit Fund had investments in 35 portfolio companies with an aggregate fair value of $559 million. Based on fair value as of March 31, 2017, approximately 98.1% of Credit Fund’s investments were in U.S. domestic companies, and 100% was invested in debt bearing a floating interest rate with an interest rate floor.

Competitive Strengths

Market Leading Direct Origination Platform. We have access to CPC’s strong direct origination platform, with coverage of over 200 private equity firms and over 150 lending institutions. We take a regional approach to client coverage with offices in New York City, Chicago and Los Angeles. The origination team is highly experienced, and maintains deep relationships with a broad network of financial sponsors, commercial and investment banks, and finance companies, which are expected to continue to generate a significant amount of investment opportunities.

Scaled Investment Platform and Capabilities. CPC is an established, scaled investment platform with the ability to invest across the entire capital structure. CPC’s broad capabilities and ability to offer a full financing solution give us access to a wide funnel of opportunities, allow us to select high quality credits, construct the optimal financing package as it relates to price and terms, assert greater control over documentation, and generate attractive risk-adjusted returns for our stockholders. We believe CPC’s hold sizes are among the largest in the middle market, which we believe results in the ability to generate premium economics, as sponsors are willing to pay higher spreads for financing certainty. CPC’s large hold sizes and strategic relationships enable us to provide certainty with regards to spreads, fees, structure and covenants. Furthermore, the breadth of CPC’s debt offerings also allows us to deploy capital at a measured pace across credit cycles and construct a portfolio that will perform in a broad range of economic conditions.

One Carlyle Capabilities Leading to Superior Credit Performance. We benefit from our Investment Adviser’s utilization of the broader resources of Carlyle, which includes access to Carlyle’s relationships and institutional knowledge from almost three decades of private market investing. Our underwriting process leverages Carlyle’s 625 investment professionals across multiple alternative investment asset classes, 34 operating executive consultants, information obtained through direct ownership of over 270 companies and lending relationships with over 500 companies, 11 credit industry research analysts, and in-house government affairs and economic research teams. Our systematic and consistent approach is augmented by industry expertise and tenured underwriting professionals who both lead our Investment Adviser’s investment team and serve on our Investment Adviser’s investment committee. Strong credit underwriting has been a key component of our investing process, where our Investment Adviser seeks to select borrowers whose businesses are expected to generate substantial cash flows, to have leading management teams, stable operating histories, high barriers to entry and meaningful equity value, and to retain significant value.

Experienced Investment Team and Alignment of Interests. Our Investment Adviser’s investment team comprises investment professionals in CPC who have extensive middle market lending experience. The investment team consists of 28 dedicated investment professionals. The seven members of our Investment Adviser’s investment committee have an average of 21 years of industry experience. We believe the breadth and depth of the investment team in sourcing, structuring, executing, and monitoring a broad range of private investments provides us with a significant competitive advantage in building a high quality portfolio of investments.

Certain members of the investment team, investment committee and Carlyle’s senior management team, employees and affiliates own approximately 5% of our outstanding common stock. In addition, in order to align the interests of our Investment Adviser’s investment professionals with our investors, our Investment Adviser pays a portion of the incentive fees that it receives from us to our Investment Adviser’s investment committee and certain investment team members, which may represent a significant component of such individual’s compensation.

Carefully Constructed Portfolio of Diversified Senior Secured, Floating Rate Loans. Our portfolio has been defensively constructed, exhibits strong credit quality, generates stable risk-adjusted returns and allows us to generate meaningful investment income, and consequently dividend income, for our stockholders. We have invested approximately $2.1 billion since our inception in directly originated middle market loans. Our portfolio is highly diversified by borrower, industry sector, sponsor relationships and other metrics. As of March 31, 2017, we had a portfolio of 94 investments in 82 portfolio companies across 30 industries and 54 unique sponsors. As of March 31, 2017, approximately 99% of our debt investments bore interest at floating rates, subject to interest rate floors, and 78.0% of our portfolio was invested in first-lien debt investments (including 12.1% first lien/last out loans).

Strategic Relationships. Our strategic relationships enhance our ability to provide full financing solutions to our borrowers, which results in our being able to generate optimal economics, significant access to diligence and control over documentation terms. Additionally, these relationships further strengthen our origination platform and ability to develop creative financing solutions to invest through the capital structure based on where we believe the best risk-adjusted return opportunities reside. Our Investment Adviser’s strategic relationship with Madison Capital, a leading middle market senior lender with approximately $8.0 billion of assets under management (“AUM”) as of March 31, 2017, allows us to offer a full unitranche financing solution. This product provides middle market companies with certainty for financing without syndication risk and generates attractive risk-adjusted returns on these investments for our stockholders. Madison Capital provides the first lien/first out portion of the unitranche loan, which allows us to provide the first lien/last out portion. Collectively, we and Madison Capital have provided over $900 million (before any repayments or exits) of unitranche loans to middle market companies. The relationship has been extremely successful, and we frequently invest alongside Madison Capital on a variety of investment opportunities (in addition to unitranche loans).

Separately, Credit Fund, our strategic joint venture with a large Canadian pension fund, primarily invests in first lien loans of middle-market companies. Since its inception and through March 31, 2017, Credit Fund has provided $603 million (before any repayments or exits) of senior secured loans. This joint venture provides us with an enhanced first lien loan product for certain transactions, thus further increasing our deal flow, and results in an increased number of borrowers in our portfolio, which provides strategic benefits as we build incumbent positions for future growth and investment opportunity.

Market Opportunity

We believe the middle market lending environment provides attractive investment opportunities as a result of a combination of the following factors:

Favorable Market Environment. We believe the middle market remains one of the most attractive investment areas due to its large size, superior value relative to the broadly syndicated loan market, and supply-demand imbalance that continues to favor non-bank lenders. We believe market yields remain attractive and leverage levels at middle market companies are stable, creating a favorable investment environment.

Large and Growing U.S. Middle Market. The U.S. middle market is the largest market by many measures, which is expected to enable us to invest selectively as approximately 70% of middle market loan volume is sponsor-backed. According to S&P Capital IQ, as of December 31, 2016, there are over 70,000 U.S. middle market companies generating between $20 million and $1 billion in annual revenue, compared with approximately 3,500 companies with revenue greater than $1 billion. We believe these middle market companies, both sponsored and non-sponsored, represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow.

Leverage, Pricing and Risk. According to the S&P Global Market Intelligence LCD Quarterly Leveraged Lending Review (Q4 2016), middle market companies are less levered, have larger equity contributions, experience lower rates of default, and achieve higher recoveries versus large cap broadly syndicated loans. Middle market loans also tend to achieve more attractive pricing and structures, including documentation, covenants and information/governance, than broadly syndicated loans. Over the 3 year period from 2014 to 2016, middle market loans have exhibited an approximate 200 basis points spread premium over broadly syndicated loans according to the S&P Global Market Intelligence LCD Leveraged Loan Index.

Market Environment Favors Non-Traditional Lenders. Traditional middle-market lenders, such as commercial and regional banks and commercial finance companies, have contracted their origination and lending activities and are focusing on more liquid asset classes or have exited the business. At the same time, institutional investors have sought to invest in larger, more liquid offerings, limiting the ability of middle-market companies to raise debt capital through public capital markets. This has resulted in other capital providers, such as specialty finance companies, structured-credit vehicles such as collateralized loan obligations (“CLOs”), BDCs, and private investment funds, actively investing in the middle market. We believe the aforementioned changes and restrictions have created a large and growing market opportunity for alternative lenders such as us.

Favorable Capital Markets Trends. Current and future demand for middle market financings, driven by private equity investment and upcoming maturities are expected to provide us with ample deal flow. Current data from the Thompson Reuters LPC Middle Market Weekly Report (January 27, 2017) suggests that approximately $615 billion of upcoming loan maturities for middle market companies are due between 2017 and 2022, and the PitchBook PE & VE Fundraising and Capital Overhang Report (1H 2016) suggests that there is over $657 billion of uninvested capital in 2011–2015 vintage private equity funds. We believe these refinancings and uninvested capital will provide a steady flow of attractive opportunities for well-positioned lenders with deep and longstanding sponsor and market relationships, particularly for providers of full capital structure financing solutions.

Benefits of Traditional Middle Market Focus. We believe there are significant advantages in our focus on the traditional middle market, a market we categorize to include borrowers with EBITDA in the range of approximately $10 million to $100 million. Traditional middle market companies are generally less levered than companies with EBITDA in excess of $100 million and loans to those borrowers offer more attractive economics in the form of upfront fees, spreads, and prepayment penalties. Senior secured middle market loans typically have strong defensive characteristics: these loans have priority in payment among a portfolio company’s security holders and they carry the least risk among investments in the capital structure; these investments, which are secured by the portfolio company’s assets, typically contain carefully structured covenant packages which allow lenders to take early action in situations where obligors underperform; and these characteristics can provide protection against credit deterioration. Middle market lenders like us are often able to complete more thorough due diligence investigations prior to investment than lenders in the broadly syndicated space.

Carlyle and Our Investment Adviser

Our investment activities are managed by our Investment Adviser. Our Investment Adviser is responsible for sourcing potential investments, conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments on an ongoing basis.

Our Investment Adviser is an affiliate of Carlyle. Carlyle is one of the world’s largest and most diversified multi-product global alternative asset management firms. Carlyle and its affiliates advise an array of specialized investment funds and other investment vehicles that invest across a range of industries, geographies, asset classes and investment strategies. Since its founding in Washington, D.C. in 1987, Carlyle has grown to become a leading global alternative asset manager with approximately $162 billion in AUM across 287 investment vehicles as of March 31, 2017.

Carlyle Global Credit is one of the largest integrated credit platforms in the industry with approximately $29 billion in AUM and more than 120 employees with multiple offices, including New York, Chicago and Los Angeles, as of March 31, 2017. Carlyle Global Credit’s investment strategies include loans and structured credit, distressed credit, private credit (through CPC) and energy credit. CPC advises four funds, including us, totaling, in the aggregate, approximately $2 billion in AUM as of March 31, 2017.

Our Investment Adviser’s seven person investment committee is responsible for reviewing and approving our investment opportunities. The members of the investment committee have experience investing through different credit cycles. The investment committee is led by Michael A. Hart, Managing Director of Carlyle, Head of CPC, Chairman of our Board of Directors and our Chief Executive Officer and also includes Jeffrey S. Levin, Managing Director of Carlyle and our President.

Our Investment Adviser also serves, and may serve in the future, as investment adviser to other current and future affiliated business development companies that have investment objectives similar to our investment objectives.

NFIC Acquisition

On May 3, 2017, we entered into a definitive agreement (the “Merger Agreement”) under which we have agreed, subject to the satisfaction of certain closing conditions, to acquire NF Investment Corp. (“NFIC”), a Maryland corporation, in a cash and stock transaction, which we refer to as the “NFIC Acquisition.” If NFIC stockholders approve the Merger Agreement, then pursuant to the Merger Agreement, at the effective time, subject to the satisfaction of specified closing conditions, NFIC will merge with and into us with us as the surviving entity in the NFIC Acquisition.

Upon the completion of the NFIC Acquisition, each share of NFIC common stock issued and outstanding immediately prior to the effective time of the NFIC Acquisition will be converted into the right to receive a mixture of cash and our shares (such shares, the “Acquisition Shares,” and together with the cash, if any, the “Merger Consideration”) from us, in accordance with the elections of NFIC stockholders. Each NFIC stockholder is permitted to elect the percentage of the Merger Consideration such stockholder wishes to receive in the form of cash (such percentage, the “Cash Election Percentage”) with respect to all shares of NFIC common stock held by such stockholder. The Cash Election Percentage elected by an NFIC stockholder shall not exceed 95%. The net asset value of the Merger Consideration (consisting of Acquisition Shares and cash, if any) that each NFIC stockholder is entitled to under the Merger Agreement will be equal to the net asset value of such NFIC stockholder’s shares of common stock in NFIC.

As of March 31, 2017, the fair value of NFIC’s investments was approximately $267.3 million in 75 portfolio companies. The following table sets forth the capitalization of NFIC and us, in each case, as of December 31, 2016, and the pro forma combined capitalization of us as if the NFIC Acquisition had occurred on that date assuming a 95% Cash Election Percentage.

	TCG BDC	NFIC	Adjustments	TCG BDC Pro-Forma
(dollar amounts in thousands, except per share data)
Net Assets	$764,137	$155,546	$(11,927)	$907,756
Shares Outstanding	41,702,318	8,156,316	(295,424)	49,563,210
Net Asset Value Per Share	$18.32	$19.07	—	$18.32

The actual financial positions and results of operations of NFIC and us prior to the NFIC Acquisition and that of the Company following the NFIC Acquisition may be different, possibly materially, from the unaudited pro forma metrics included in this section.

These pro forma net assets adjustments amounts include an estimated $328 thousand and $65 thousand in NFIC Acquisition expenses incurred by us and NFIC, respectively, on or before the closing of the NFIC Acquisition. Unexpected delays in completing the NFIC Acquisition or in connection with the post-merger integration process may significantly increase the related costs and expenses incurred by us and NFIC. Adjustments amounts also include net change in cash, debt and equity balances due to the NFIC Acquisition. In addition, the fair values used for valuing the portfolio of NFIC are derived using consistent valuation methodology as used to calculate the fair value of our portfolio. The change in the number of shares reflects the net result of the cancellation of NFIC’s existing shares and the issuance of additional shares by us to NFIC stockholders as consideration for the NFIC Acquisition and to our stockholders for capital calls to fund the NFIC Acquisition made prior to the date of this offering.

The following table presents the type of investments as a percentage of fair value of us, NFIC and pro forma for the combined company as of December 31, 2016:

As of December 31, 2016
	% of Fair Value
	TCG BDC	NFIC	Combined Pro-Forma
Type
First Lien Debt	80.09%	96.36%	82.82%
Second Lien Debt	12.08%	3.64%	10.67%
Structured Finance Obligations	0.37%	0.00%	0.30%
Equity Investments	0.46%	0.00%	0.38%
Investment Fund	7.00%	0.00%	5.83%

Total	100.00%	100.00%	100.00%

The following table summarizes the Internal Risk Ratings of us, NFIC and pro forma for the combined company as of December 31, 2016:

As of December 31, 2016
	TCG BDC		NFIC		Combined Pro-Forma
	Fair Value	% of Fair Value	Fair Value	% of Fair Value	Fair Value	% of Fair Value
(dollar amounts in millions)
Internal Risk Rating 1	$59.3	4.5%	$11.9	4.2%	$71.2	4.5%
Internal Risk Rating 2	1,055.7	80.5	223.0	77.9	1,278.7	80.0
Internal Risk Rating 3	100.9	7.7	23.2	8.1	124.1	7.8
Internal Risk Rating 4	75.7	5.8	22.0	7.7	97.7	6.1
Internal Risk Rating 5	12.2	0.9	3.5	1.2	15.7	1.0
Internal Risk Rating 6	7.6	0.6	2.6	0.9	10.2	0.6

Total	$1,311.4	100.0%	$286.2	100.0%	$1,597.6	100.0%

As of December 31, 2016, the weighted average Internal Risk Rating of our and NFIC’s debt investment portfolio was 2.2 and 2.3, respectively.

As of December 31, 2016, we had (i) total assets of approximately $1.49 billion, (ii) total liabilities of approximately $0.73 billion and (iii) a net asset value per share of $18.32. Assuming the NFIC Acquisition was completed as of December 31, 2016, the combined company would have on a pro forma basis as of December 31, 2016 (i) total assets of more than $1.78 billion, (ii) total liabilities of more than $0.87 billion, and (iii) a net asset value per share of $18.32. The industrial and geographic compositions of our portfolio will not materially change as a result of the NFIC Acquisition. As of December 31, 2016, our and NFIC’s asset coverage calculated in accordance with the Investment Company Act was 209.97% and 219.26%, respectively. Assuming the NFIC Acquisition was completed as of December 31, 2016, the combined company would have on a pro forma basis weighted average yields of 7.95% and 8.01% for our first and second lien debt based on amortized cost and fair value, respectively, as of December 31, 2016. Based on fair value as of December 31, 2016, our and NFIC’s respective debt portfolios were invested in approximately 99% and 99%, respectively, of debt bearing a floating interest rate with an interest rate floor. Assuming the NFIC Acquisition was completed as of December 31, 2016, the combined company would have on a pro forma basis 99% of its debt portfolio invested in debt bearing a floating interest rate with an interest rate floor, as of December 31, 2016. The information presented in this paragraph and the immediately preceding paragraphs is provided for illustrative purposes only and does not necessarily indicate what the future assets, liabilities, net asset value or asset mix of the combined company will be following the NFIC Acquisition. Additionally, this pro forma information does not include any estimated net increase (decrease) in stockholders’ equity resulting from operations or other asset sales and repayments that are not already reflected that may occur between December 31, 2016 and the completion of the NFIC Acquisition.

The completion of the NFIC Acquisition is subject to certain conditions, including, among others, NFIC stockholder approval and other customary closing conditions. While there can be no assurances as to the exact timing, or that the NFIC Acquisition will be completed at all, we expect to complete the NFIC Acquisition in June 2017.

We cannot assure you that the NFIC Acquisition will be completed as scheduled, or at all. See “Risk Factors—Risks Related to the NFIC Acquisition” for a description of the risks that the company may face if the NFIC Acquisition is or is not completed.

Allocation of Investment Opportunities and Potential Conflicts of Interest

Our Investment Adviser’s investment team forms the exclusive Carlyle platform for U.S. middle market debt investments. The SEC has granted us exemptive relief that permits us and certain of our affiliates to co-invest in suitable negotiated investments (the “Exemptive Relief”). If Carlyle is presented with investment opportunities that generally fall within our investment objective and that of other Carlyle funds, accounts or other similar arrangements (including other affiliated business development companies) whether focused on a debt strategy or otherwise, Carlyle allocates such opportunities among us and such other Carlyle funds, accounts or other similar arrangements in a manner consistent with the Exemptive Relief, our Investment Adviser’s allocation policies and procedures and Carlyle’s other allocation policies and procedures, where applicable, as discussed below. More specifically, investment opportunities in suitable negotiated investments for investment funds, accounts and other similar arrangements managed by our Investment Adviser are allocated in accordance with the Exemptive Relief. Investment opportunities for investment funds, accounts and other similar arrangements not managed by our Investment Adviser are allocated in accordance with our Investment Adviser’s and Carlyle’s other allocation policies and procedures. Such policies and procedures may result in certain investment opportunities that are attractive to us being allocated to other funds that are not managed by our

Investment Adviser. Carlyle’s, including our Investment Adviser’s, allocation policies and procedures are designed to allocate investment opportunities fairly and equitably among its clients over time, taking into account the sourcing of the transaction, the nature of the investment focus of each such other Carlyle fund, accounts or other similar arrangements, the relative amounts of capital available for investment, the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals, any requirements contained in the governing agreements of the Carlyle funds, accounts or other similar arrangements and other considerations deemed relevant by Carlyle in good faith, including suitability considerations and reputational matters. The application of these considerations may cause differences in the performance of different Carlyle funds, accounts and similar arrangements that have similar strategies. For a further explanation of the allocation of opportunities and other related conflicts and risks, please see “Business—Allocation of Investment Opportunities and Potential Conflicts of Interest.”

Because we are a BDC, we are not generally permitted to make loans to companies controlled by Carlyle or other funds managed by Carlyle.

We are also not permitted to make any co-investments with our Investment Adviser or its affiliates (including any fund managed by Carlyle) without exemptive relief from the SEC, subject to certain exceptions, including with respect to our downstream affiliates. The SEC has granted us Exemptive Relief that permits us and certain of our affiliates to co-invest in suitable negotiated investments. Co-investments made under the Exemptive Relief are subject to compliance with the conditions and other requirements contained in the Exemptive Relief, which could limit our ability to participate in a co-investment transaction. We may also co-invest with funds managed by Carlyle or any of its downstream affiliates, subject to compliance with applicable law and regulations, existing regulatory guidance, and our Investment Adviser’s allocation policies and procedures.

Operating and Regulatory Structure

We have elected to be treated as a BDC under the Investment Company Act. As a BDC, we are required to comply with certain regulatory requirements and are generally prohibited from acquiring assets other than qualifying assets, unless, after giving effect to any acquisition, at least 70% of our total assets are qualifying assets. Qualifying assets generally include securities of eligible portfolio companies, cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. Under the rules of the Investment Company Act, “eligible portfolio companies” include (i) private U.S. operating companies, (ii) public U.S. operating companies whose securities are not listed on a national securities exchange (e.g., the New York Stock Exchange, NYSE Amex Equities and The NASDAQ Global Market) or registered under the Exchange Act and (iii) public U.S. operating companies having a market capitalization of less than $250 million.

Also, while we may borrow funds to make investments, our ability to use debt is limited in certain significant aspects. In particular, as a BDC, we must have at least 200% asset coverage calculated pursuant to the Investment Company Act in order to incur debt or issue preferred stock (which we refer to collectively as “senior securities”). In effect, we are permitted to borrow one dollar for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us, which requires us to finance our investments with at least as much equity as senior securities in the aggregate. Certain of our credit facilities also require that we maintain asset coverage of at least 200%. See “—Use of Leverage” and “Regulation.”

In addition, as a consequence of our election to be treated as a RIC for U.S. federal income tax purposes, our asset growth is dependent on our ability to raise equity capital through the issuance of common stock. RICs generally must distribute substantially all of their investment company taxable income (as defined under the Code) to stockholders as dividends in order to preserve their status as a RIC and not be subject to additional U.S.

federal corporate-level taxes. This requirement, in turn, generally prevents us from using our earnings to support our operations, including making new investments. See “U.S. Federal Income Tax Considerations.”

Use of Leverage

Leverage increases the potential for gain and loss on amounts invested and, as a result, increases the risks associated with investing in our common stock. The costs associated with our borrowings, including any increase in the fees payable to our Investment Adviser, are borne by our stockholders. Any decision on our part to use borrowings depends upon our assessment of the attractiveness of available investment opportunities in relation to the costs and perceived risks of such leverage. Through the SPV, our wholly owned subsidiary, we have a $400 million senior secured revolving credit facility with various lenders (as amended, the “SPV Credit Facility”). In addition, we have a $283 million senior secured revolving credit facility with various lenders (as amended, the “Credit Facility” and, together with the SPV Credit Facility, the “Facilities”).

On June 26, 2015, through our wholly owned subsidiary, the 2015-1 Issuer, we completed a $400 million term debt securitization (the “2015-1 Debt Securitization”), of which we retained 100% of the preferred interests (the “Preferred Interests”), or approximately $126 million at closing. For more information on our debt, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources.”

Corporate Structure

We were formed in February 2012 as a Maryland corporation structured as an externally managed, non-diversified closed-end investment company. On May 2, 2013, we elected to be regulated as a BDC and commenced substantial investment operations upon the completion of our initial closing of equity capital commitments. Effective on March 15, 2017, we changed our name from “Carlyle GMS Finance, Inc.” to “TCG BDC, Inc.”

Implications of Being an Emerging Growth Company

We currently are, and expect to remain, an “emerging growth company,” as that term is used in the JOBS Act until the earliest of:

•	up to five years measured from the date of the first sale of common equity securities pursuant to an effective registration statement;

•	the last day of the first fiscal year in which our annual gross revenues are $1.07 billion or more;

•	the date on which we have, during the preceding three-year period, issued more than $1.0 billion in non-convertible debt; and

•	the date that we become a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of the common stock that is held by non-affiliates exceeds $700 million as of any June 30.

Under the JOBS Act, we are exempt from the provisions of Section 404(b) of the Sarbanes-Oxley Act, which would require that our independent registered public accounting firm provide an attestation report on the effectiveness of our internal control over financial reporting. This may increase the risk that material weaknesses or other deficiencies in our internal control over financial reporting go undetected. See “Risk Factors—Risks Related to Our Business and Structure—We are obligated to maintain proper and effective internal control over financial reporting. Failure to achieve and maintain effective internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act could have a material adverse effect on our business and the value of our common stock.”

In addition, Section 7(a)(2)(B) of the Securities Act and Section 13(a) of the Exchange Act, as amended by Section 102(b) of the JOBS Act, provide that an emerging growth company can take advantage of the extended transition period for complying with new or revised accounting standards. However, pursuant to Section 107 of the JOBS Act, we are choosing to “opt out” of such extended transition period, and as a result, we will comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. Our decision to opt out of the extended transition period for complying with new or revised accounting standards is irrevocable.

Recent Developments

On May 5, 2017 and May 25, 2017, we issued a capital call and delivered capital drawdown notices totaling approximately $39.5 million and $150.0 million, respectively (the “Capital Calls”). We expect to receive the proceeds from the Capital Calls and the related issuance of 10,258,128 shares before the consummation of this offering.

On May 26, 2017, we amended the SPV Credit Facility to, among other things, extend the maturity date to May 23, 2022. In addition, Middle Market Credit Fund SPV LLC (the “Credit Fund Sub”) amended its revolving credit facility (the “Credit Fund Sub Facility”) on May 31, 2017 to, among other things, increase the size of the facility from $450 million to $565 million and extend the maturity date to May 22, 2023. On June 5, 2017, the Credit Fund amended its revolving credit facility (the “Credit Fund Facility”) to, among other things, increase the size of the facility from $100 million to $125 million, change the interest rate to LIBOR plus 9.00% and extend the maturity date to June 24, 2018.

From April 1, 2017 through June 2, 2017, we made new investment commitments of approximately $332.1 million, of which $226.3 million were funded. Of these new investment commitments, 61.3% were first lien debt, 25.4% were second lien debt, 0.5% were equity investments and 12.8% were Credit Fund investments. Of the approximately $332.1 million of new investment commitments, all of the debt investment commitments were floating rate. The weighted average yield of debt securities funded during the period at amortized cost was 8.7%.

From April 1, 2017 through June 2, 2017, we exited or were repaid approximately $134.8 million of investments. Of the exited investments, 86.0% were first lien debt, 5.5% were second lien debt and 8.5% were Credit Fund investments. Of the approximately $134.8 million of exited investments, all were floating rate. The weighted average yield of debt and other income producing securities exited or repaid during the period at amortized cost was 10.1%.

Our Board of Directors intends to declare a distribution of $0.37 per share for the quarter ending June 30, 2017 to stockholders of record as of June 30, 2017. Shares of common stock offered pursuant to this prospectus will be entitled to receive this distribution, which is expected to be paid on or about July 24, 2017. We anticipate that this distribution will be paid from taxable income generated primarily by interest income earned on our investment portfolio.

Summary Risk Factors

Investing in us involves a high degree of risk. The following is a summary of the principal risks that you should carefully consider before investing in our common stock. In addition, see “Risk Factors” beginning on page 27 for a more detailed discussion of the principal risks as well as certain other risks you should carefully consider before deciding to invest in our common stock.

•	Our operation as a BDC imposes numerous constraints on us and significantly reduces our operating flexibility. Any failure on our part to maintain our status as a BDC or RIC would reduce our operating flexibility, may hinder our achievement of our investment objective, may limit our investment choices and may subject us to greater regulation.

•	Capital markets may experience periods of disruption and instability. These market conditions may materially and adversely affect debt and equity capital markets in the United States and abroad, which may in the future have a negative impact on our business and operations.

•	Our financial condition, results of operations and ability to achieve our investment objective depend on our ability to source investments, access financing and manage future growth effectively.

•	We will be subject to corporate-level income tax if we are unable to maintain our qualification as a RIC for U.S. federal income tax purposes under Subchapter M of the Code, which would have a material adverse effect on our financial performance.

•	We are dependent upon our Investment Adviser for our future success.

•	We may need to raise additional capital to grow because we must distribute most of our income.

•	We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

•	We operate in a highly competitive market for investment opportunities, and compete with investment vehicles sponsored or advised by our affiliates.

•	We may experience fluctuations in our quarterly results.

•	There are significant potential conflicts of interest, including the management of other investment funds and accounts by our Investment Adviser, which could impact our investment returns.

•	We may be obligated to pay our Investment Adviser incentive compensation even if we incur a loss.

•	Our Board of Directors may change our investment objective, operating policies and strategies without prior notice and without stockholder approval.

•	A failure in our operational systems or infrastructure, or those of third parties, as well as cyber-attacks could significantly disrupt our business or negatively affect our liquidity, financial condition or results of operations.

•	Our Investment Adviser, Administrator and sub-administrators can resign upon 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

•	We may not replicate our historical performance or the historical success of Carlyle.

•	Our ability to enter into transactions with Carlyle and our other affiliates is generally restricted.

•	Changes in interest rates may increase our cost of capital, reduce the ability of our portfolio companies to service their debt obligations and decrease our net investment income.

•	Our investments are risky and speculative.

•	Our portfolio securities typically do not have a readily available market price and, in such a case, we will value these securities at fair value as determined in good faith under procedures adopted by our Board of Directors, which valuation is inherently subjective and may not reflect what we may actually realize for the sale of the investment.

•	Declines in the prices of corporate debt securities and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

•	Economic recessions or downturns could impair our portfolio companies and harm our operating results.

•	Our portfolio companies may incur debt that ranks equally with, or senior to, some of our investments in such companies.

•	Because we currently do not hold, and likely will not hold, controlling interests in our portfolio companies, we may not be in a position to exercise control over those portfolio companies or prevent decisions by management of those portfolio companies that could decrease the value of our investments.

•	The market price of our common stock may fluctuate significantly over time.

•	Investing in our common stock involves an above average degree of risk.

•	Non-U.S. stockholders may be subject to withholding of U.S. federal income tax on dividends we pay.

•	We may fail to complete the NFIC Acquisition.

Corporate Information

Our principal executive offices are located at 520 Madison Ave, 40th Floor, New York, New York 10022 and our telephone number is (212) 813-4900. We maintain a website located at www.tcgbdc.com. Information on our website is not incorporated into or a part of this prospectus.

THE OFFERING

Common stock offered by us	9,000,000 shares (excluding 1,350,000 shares of common stock issuable pursuant to the option to purchase additional shares granted to the underwriters).

Common stock to be outstanding after this offering	60,966,283 shares (excluding 1,350,000 shares of common stock issuable pursuant to the option to purchase additional shares granted to the underwriters and excluding 434,233 shares issued in association with the NFIC Acquisition and excluding 5,132 shares issued pursuant to the dividend reinvestment plan).

Use of proceeds

Our net proceeds from this offering will be approximately $159.7 million (or approximately $183.9 million if the underwriters exercise in full their option to purchase additional shares of our common stock).

We expect to use the proceeds from the closing of this offering to repay a portion of our outstanding debt under our Facilities. See also “Use of Proceeds.”

Investment Adviser payment of sales load and offering expenses	Our Investment Adviser has agreed to pay 50% of the sales load and offering expenses in connection with this offering.

Listing	Our common stock has been approved for listing on NASDAQ Global Select Market under the symbol “CGBD”.

Distributions

To the extent we have taxable income, we intend to continue to pay quarterly distributions to our stockholders out of assets legally available for distribution. Future quarterly distributions, if any, will be determined by our Board of Directors. All future distributions will be subject to lawfully available funds therefor, and no assurance can be given that we will be able to declare such distributions in future periods.

Our Board of Directors intends to declare a distribution of $0.37 per share for the quarter ending June 30, 2017 to stockholders of record as of June 30, 2017. Shares of common stock offered pursuant to this prospectus will be entitled to receive this distribution, which is expected to be paid on or about July 24, 2017. We anticipate that this distribution will be paid from taxable income generated primarily by interest income earned on our investment portfolio.

Tax status	We are a BDC under the Investment Company Act. We have elected to be treated as a RIC under Subchapter M of the Code commencing with our taxable year ended December 31, 2013, and intend to continue to elect to be so treated annually. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and timely distribute to our stockholders at least 90% of our “investment company taxable income” as defined by the Code, which generally includes net ordinary income and net short-term capital gains in excess of net long-term capital losses, for each taxable year. See “Distributions” and “U.S. Federal Income Tax Considerations.”

We intend to timely distribute to our stockholders substantially all of our annual taxable income for each year, except that we may retain certain net capital gains for reinvestment and, depending upon the level of taxable income earned in a year, we may choose to carry forward taxable income for distribution in the following year and pay any applicable U.S. federal excise tax. The distributions we pay to our stockholders in a year may exceed our taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year. See “Distributions.”

Dividend Reinvestment Plan	Effective on July 5, 2017, we will convert our current “opt in” dividend reinvestment plan to an “opt out” dividend reinvestment plan for our stockholders. Under the new plan, if our Board of Directors authorizes, and we declare, a cash dividend or distribution, our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends or distributions automatically reinvested in additional shares of our common stock, rather than receiving cash. After this offering, we intend to use primarily newly issued shares of our common stock to implement the plan so long as the market value per share is equal to or greater than the NAV per share as of the close of business on the relevant payment date for such dividend or distribution. If the market value per share is less than the NAV per share as of the close of business as of the close of business on the relevant payment date, the plan administrator would purchase the common stock on behalf of participants in the open market, unless we instruct the plan administrator otherwise.

Stockholders who receive dividends and distributions in the form of stock are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who receive their dividends and distributions in cash. However, since their cash dividends and distributions will be reinvested in our common stock, such stockholder will not receive cash with which to pay applicable taxes on reinvested dividends and distributions. See “Dividend Reinvestment Plan.”

If a stockholder elects to “opt out,” that stockholder will receive cash distributions.

Investment Advisory Fees	We pay our Investment Adviser a fee for its services under an investment advisory agreement (the “Investment Advisory Agreement”) consisting of two components—a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.50% based on the average value of our gross assets (adjusted for share issuances or repurchases, excluding cash but including assets acquired with leverage) at the end of the two most recently completed fiscal quarters, except for the first quarter following this offering, in which case the base management fee will be calculated based on our gross assets as of the end of such fiscal quarter. The base management fee is payable quarterly in arrears. Prior to this offering, our Investment Adviser waived its right to receive one-third (0.50%) of the 1.50% base management fee. The fee waiver was scheduled to terminate upon consummation of this offering. However, our Investment Adviser has agreed to continue the fee waiver until the completion of the first full quarter after the consummation of this offering. As a result, at the start of the second full quarter after the completion of this offering, the base management fee will return to an annual rate of 1.50% of our gross assets, and will be effectively higher than the base management fee prior to the completion of this offering.

The incentive fee consists of two parts: one based on pre-incentive fee net investment income and one based on capital gains.

Incentive Fee on Pre-Incentive Fee Net Investment Income

We pay our Investment Adviser an incentive fee quarterly in arrears with respect to our pre-incentive fee net investment income in each calendar quarter as follows (for purposes of comparing our pre-incentive fee net investment income to a “hurdle rate” of 1.50% or a “catch-up rate” of 1.875%, as applicable, our pre-incentive fee net investment income is expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter):

•    no incentive fee based on pre-incentive fee net investment income in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate of 1.50%;

•    100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any that exceeds the hurdle rate but is less than 1.875% in any calendar quarter (7.50% annualized). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 1.875%) as the “catch-up.” The “catch-up” is meant to provide our Investment Adviser with approximately 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 1.875% in any calendar quarter; and

•    20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter (7.50% annualized) is payable to our Investment Adviser. This reflects that once the hurdle rate is reached and the catch-up is achieved, 20% of all pre-incentive fee investment income thereafter is allocated to our Investment Adviser.

Incentive Fee on Capital Gains The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory

Agreement, as of the termination date), and equals 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses on a cumulative basis and unrealized capital depreciation, less the aggregate amount of any previously paid capital gain incentive fees.

We will defer payment of the incentive fee if, for the preceding four calendar quarters ending on or prior to the date such payment is to be made, the sum of the aggregate distributions to our stockholders and the change in our net assets is less than 6% of our net assets at the beginning of such period. These calculations are adjusted for any share issuances or repurchases. Any deferred incentive fees will be carried over for payment in subsequent calculation periods when such test is met.

In order to align the interests of our Investment Adviser’s investment professionals with our investors, our Investment Adviser pays a portion of the incentive fees that it receives from us to our Investment Adviser’s investment committee and certain investment team members, which may represent a significant component of such individual’s compensation.

Our Investment Adviser has agreed to waive 2.5% of our incentive fee and to charge 17.5% instead of 20% with respect to the entire calculation of its incentive fee beginning on the first full quarter following the consummation of this offering until the earlier of (i) October 1, 2017 and (ii) the date that our stockholders vote on the approval of a proposed amendment to our Investment Advisory Agreement described below (the “Proposed Amendment”). The Proposed Amendment would amend the Investment Advisory Agreement to make certain changes, including (i) reducing the 20% incentive fee based on pre-incentive fee net investment income and capital gains to 17.5% and (ii) deleting the deferral provision related to our incentive fee described in the immediately preceding paragraph.

If our stockholders do not approve the Proposed Amendment, the deferral provision will remain in the Investment Advisory Agreement and the incentive fee will again be calculated based on 20% (and not 17.5%) beginning as of the end of the period described above.

See “Fees and Expenses” and “Management—Investment Management Agreement.”

Administration Agreement	We reimburse our Administrator for its costs and expenses and our allocable portion of overhead incurred by our Administrator in performing its obligations under an administration agreement (the “Administration Agreement”). In addition, our Administrator has entered into sub-administration agreements with certain affiliates (the “Carlyle Sub-Administration Agreements”) to have access to personnel. Our Administrator has also entered into a sub-administration agreement with State Street Bank and Trust Company (the “State Street Sub-Administration Agreement” and, together with the Carlyle Sub-Administration Agreements, the “Sub-Administration Agreements”) for certain administrative and professional services.

See “Fees and Expenses,” “Management—Administration Agreement” and “—Sub-Administration Agreements.”

Leverage	From time to time, we may borrow funds to make additional investments. This is known as “leverage” and could increase or decrease returns to our stockholders. The use of leverage involves significant risks. As a BDC, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage ratio, as defined in the Investment Company Act, equals at least 200% immediately after each time we incur indebtedness. The amount of leverage that we employ will depend on our Investment Adviser’s and our Board of Directors’ assessment of market conditions and other factors at the time of any proposed borrowing. The costs associated with our borrowings, including any increase in the fees payable to our Investment Adviser, are borne by our stockholders.

Trading at a discount	Shares of closed-end investment companies that are listed on an exchange, including BDCs, frequently trade at a discount to their NAV per share. We are not generally able to issue and sell our common stock at a price below our NAV per share unless, among other things, the requisite stockholders approve such a sale. The risk that our shares may trade at a discount to our NAV per share is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether our shares will trade above, at or below NAV per share. See “Risk

Factors—Risks Related to this Offering and our Common Stock—Prior to this Offering, there has been no public market for our common stock, and we cannot assure you that the market price of our shares will not decline following the offering.”

Investment Adviser	We are externally managed by our Investment Adviser, CGMSIM, an investment adviser that is registered with the SEC under the Advisers Act. CGMSIM is a wholly owned subsidiary of Carlyle, a global alternative asset manager with approximately
$162 billion of AUM as of March 31, 2017. See “Management—Our Investment Adviser.”

Administrator	CGMSFA, a wholly owned subsidiary of Carlyle, serves as our administrator. See “Management—Our Administrator.”

Custodian, transfer agent and dividend disbursing agent	State Street Bank and Trust Company (“State Street”) serves as our custodian. State Street also serves as our transfer and distribution payment agent and registrar. See “Custodian, Transfer and Dividend Paying Agent and Registrar.”

Risk factors	See “Risk Factors” and the other information in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our common stock.

Available information	We have filed with the SEC a registration statement on Form N-2, of which this prospectus is a part, under the Securities Act. The registration statement contains additional information about us and the shares of our common stock being offered by this prospectus. We are also required to file annual, quarterly and current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. Information on the operation of the SEC’s public reference room -
may be obtained by calling the SEC at (202) 551-8090 or (800) SEC-0330.

We maintain a website (www.tcgbdc.com) and intend to make all of our periodic and current reports, proxy statements and other information available, free of charge, on or through our website. The information on our website is not incorporated by reference in this prospectus. You may also obtain such information by contacting us in writing at: 520 Madison Ave, 40th Floor, New York, New York 10022, or by telephone (collect) at (212) 813-4900.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. The expenses shown in the table under “estimated annual expenses” are based on estimated amounts for our current fiscal year and assume that we issue 9,000,000 shares of common stock in the offering, at the offering price. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us,” the “Company” or says that “we” will pay fees or expenses, stockholders will indirectly bear these fees or expenses as our investors.

Stockholder transaction expenses (as a percentage of offering price):
Sales load	6.00	%(1)
Sales load paid by Investment Adviser	(3.00	)%(2)
Offering expenses	2.16	%(3)
Offering expenses paid by Investment Adviser	(1.08	)%(4)
Dividend reinvestment plan expenses	0.00	%(5)
Total stockholder transaction expenses	4.08%

Estimated annual expenses (as a percentage of net assets attributable to common stock): (6)
Base management fee payable under the Investment Advisory Agreement	2.72	%(7)
Incentive fee payable under the Investment Advisory Agreement (20.0% of pre-incentive fee net investment income and capital gains)	2.36	%(8)
Interest payments on borrowed funds	2.67	%(9)
Other expenses	0.94	%(10)(12)
Acquired fund fees and expenses	1.54	%(11)
Total annual expenses	10.23	%(12)

(1)	The sales load (underwriting discount and commission) with respect to shares of common stock sold in this offering, which is a one-time fee paid to the underwriters, is the only sales load paid in connection with this offering.

(2)	Our Investment Adviser has agreed to pay 50% of the sales load in connection with this offering. We are not obligated to repay the sales load paid by our Investment Adviser.

(3)	Amount reflects estimated total offering expenses of approximately $3.6 million.

(4)	Our Investment Adviser has agreed to pay 50% of the total offering expenses in connection with this offering. We are not obligated to repay the expenses paid by our Investment Adviser.

(5)	The expenses of the dividend reinvestment plan are included in “Other expenses” in the table above. For additional information, see “Dividend Reinvestment Plan.”

(6)	The net assets attributable to common stock used to calculate the percentages in this table reflect our net assets of $763.3 million as of March 31, 2017.

(7)

The base management fee under the Investment Advisory Agreement is calculated at an annual rate of 1.50% based on the average value of our gross assets (adjusted for share issuances or repurchases, excluding cash but including assets acquired with leverage) at the end of the two most recently completed fiscal quarters, except for the first quarter following this offering, in which case the base management fee will be calculated based on our gross assets as of the end of such fiscal quarter. For purposes of the table above, the percentage reflected is calculated based on our average net assets (rather than our average gross assets) for the same period. The base management fee is payable quarterly in arrears and does not give effect to the waiver we are providing. See “Management—Investment Advisory Agreement.”

(8)	We may have capital gains and net investment income that could result in the payment of an incentive fee to the Investment Adviser in the twelve months after completion of this offering. The incentive fee payable in the example below is estimated based on annualizing our actual results for the three months ended March 31, 2017 as if they had occurred following this offering, and assumes that the incentive fee is 20% for all relevant periods. However, the incentive fee payable to the Investment Adviser is based on our performance and will not be paid unless we achieve certain goals.

The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. The second part is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement) in an amount equal to 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. See “Management—Investment Advisory Agreement.” The incentive fee does not give effect to the Proposed Amendment. See “Management—Investment Advisory Agreement—Incentive Fee.”

(9)	Interest payments on borrowed funds is estimated based on annualizing our interest expense for the three month period ended March 31, 2017 under our secured borrowings and 2015-1 Notes excluding fees (such as fees on undrawn amounts and amortization of upfront fees). This estimated item is based on the assumption that our borrowings and interest costs after an offering will remain similar to those prior to such offering. We may borrow additional funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. Our stockholders indirectly bear the costs of borrowings under any debt instruments we may enter into.

(10)	Includes our estimated overhead expenses, such as payments under the Administration Agreement for certain expenses incurred by the Investment Adviser. See “Certain Relationships and Related Party Transactions—Administration Agreement” and “—Sub-Administration Agreements.” The expenses in this table are based on our actual other expenses for the three month period ended March 31, 2017.

(11)	Our stockholders indirectly bear the expenses of underlying funds or other investment vehicles in which we invest that (1) are investment companies or (2) would be investment companies under Section 3(a) of the Investment Company Act but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the Investment Company Act. This amount includes the estimated annual fees and expenses of Credit Fund, which was our only acquired fund as of March 31, 2017.

(12)	Estimated.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. The incentive fee payable in the example below assumes that the incentive fee is 20% for all relevant periods. Transaction expenses are included in the following example.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return (none of which is subject to the incentive fee based on capital gains) (1)	$120	$277	$434	$828
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return resulting entirely from net realized capital gains (all of which is subject to the incentive fee based on capital gains) (2)	$130	$307	$484	$928

(1)	Assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation.

(2)	Assumes no unrealized capital depreciation and a 5% annual return resulting entirely from net realized capital gains and not otherwise deferrable under the terms of the Investment Advisory Agreement and therefore subject to the incentive fee based on capital gains. Because our investment strategy involves investments that generate primarily current income, we believe that a 5% annual return resulting entirely from net realized capital gains is unlikely.

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Because the income portion of the incentive fee under the Investment Advisory Agreement is unlikely to be significant assuming a 5% annual return, the second example assumes that the 5% annual return will be generated entirely through net realized capital gains and, as a result, will trigger the payment of the capital gains portion of the incentive fee under the Investment Advisory Agreement. The income portion of the incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or have an immaterial impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through net realized capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, under certain circumstances, reinvestment of dividends and other distributions under our dividend reinvestment plan may occur at a price per share that differs from net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SELECTED FINANCIAL AND OTHER INFORMATION

The tables below set forth our selected consolidated historical financial data for the periods indicated. The selected consolidated historical financial data as of and for the years ended December 31, 2016, 2015 and 2014, have been derived from our audited consolidated financial statements, which are included in “Financial Statements and Supplementary Data” of this prospectus. Interim financial information for the three months ended March 31, 2017 and 2016 has been derived from our unaudited interim financial statements, which are included in “Financial Statements and Supplementary Data” of this prospectus. Our unaudited interim financial statements were prepared on a basis consistent with our audited financial statements and, in our opinion, include all adjustments necessary for the fair statement of the results for the periods represented. Our historical results are not necessarily indicative of future results. The selected financial data in this section is not intended to replace the financial statements and is qualified in its entirety by the financial statements and related notes included in this prospectus.

The selected consolidated financial information and other data presented below should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and the related notes thereto.

	For the three month periods ended March 31,		For the years ended
			December 31,
	2017	2016	2016	2015	2014
(dollar amounts in thousands, except per share data)
Consolidated Statements of Operations Data
Income
Total investment income	$34,099	$23,110	$110,971	$69,190	$32,984
Expenses
Net expenses	14,992	11,150	51,350	33,666	18,724
Net investment income (loss)	19,107	11,960	59,621	35,524	14,260
Net realized gain (loss) on investments—non-controlled/non-affiliated	(7,694)	(3,577)	(9,644)	1,164	72
Net change in unrealized appreciation (depreciation) on investments—non-controlled/non-affiliated	4,456	(11,091)	17,560	(18,015)	(8,718)
Net change in unrealized appreciation (depreciation) on investments—controlled/affiliated	304	—	2,272	—	—
Net increase (decrease) in net assets resulting from operations	16,173	(2,708)	69,809	18,673	5,614
Per Share Data
Basic and diluted net investment income	$0.46	$0.37	$1.65	$1.43	$1.09
Basic and diluted earnings	$0.39	$(0.08)	$1.93	$0.75	$0.43
Dividends declared (1)	$0.41	$0.40	$1.68	$1.74	$1.25

(1)	Cumulative per share dividends declared by the Company’s Board of Directors for the three month periods ended March 31, 2017 and 2016, and years ended December 31, 2016, 2015 and 2014. Cumulative per share dividends declared by the Company’s Board of Directors for the years ended December 31, 2016 and 2015 included a special dividend of $0.07 and $0.18 per share, respectively.

	As of and for the three month period ended	As of and for the years ended
	March 31,	December 31,
	2017	2016	2015	2014
(dollar amounts in thousands, except per share data)
Consolidated Statements of Assets and Liabilities Data
Investments—non-controlled/non-affiliated, at fair value	$1,258,424	$1,323,102	$1,052,666	$698,662
Investments—controlled/affiliated, at fair value	134,121	99,657	—	—
Cash and cash equivalents	44,874	38,489	41,837	8,754
Total assets	1,458,993	1,490,155	1,104,032	716,720
Secured borrowings	390,608	421,885	234,313	308,441
2015-1 Notes payable	270,900	270,849	270,644	—
Total liabilities	695,675	726,018	532,306	378,463
Total net assets	763,318	764,137	571,726	338,257
Net assets per share	$18.30	$18.32	$18.14	$18.86

Other Data:
Number of portfolio companies/structured finance obligations/investment funds at period/year end	82	86	85	72
Average funded investments in new portfolio companies/structured finance obligations (1)	9,085	12,188	12,996	10,597
Total return based on net asset value (2) (3)	2.14%	10.25%	5.41%	3.55%

(1)	Average is calculated per portfolio company based on the total amount funded during the period divided by the number of portfolio companies invested/structured finance obligations made during the period.

(2)	Total return is based on the change in net asset value per share during the period/year plus the declared dividends, assuming reinvestment of dividends in accordance with the dividend reinvestment plan, divided by the beginning net asset value for the year. For the three months ended March 31, 2017, the total return based on net asset value equaled the change in net asset value per share during the period plus the declared and payable dividends of $0.41 per share for the three months ended March 31, 2017, divided by the beginning net asset value for the period. Total return for the years ended December 31, 2016, 2015 and 2014 was inclusive of $0.01, $0.11 and $0.09, respectively, per share increase in net asset value related to the offering price of subscriptions for the Company’s common stock. Excluding the effects of the higher offering price of the Company’s common stock, total return would have been 2.14%, 10.20%, 4.83% and 3.09%, for the three month period ended March 31, 2017 and the years ended December 31, 2016, 2015 and 2014, respectively.

(3)	Percentages do not reflect the expiration of the fee waiver that will occur after the completion of this offering. Prior to this offering, our Investment Adviser waived its right to receive one-third (0.50%) of the 1.50% base management fee. The fee waiver was scheduled to terminate upon consummation of this offering. However, our Investment Adviser has agreed to continue the fee waiver until the completion of the first full quarter after the consummation of this offering. As a result, at the start of the second full quarter after the completion of this offering, the base management fee will return to an annual rate of 1.50% of our gross assets, and will be effectively higher than the base management fee prior to the completion of this offering.

RISK FACTORS

Potential investors should be aware that an investment in the Company involves a high degree of risk. There can be no assurance that the Company’s investment objective will be achieved or that an investor will receive a return of its capital. In addition, there will be occasions when the Investment Adviser and its affiliates may encounter potential conflicts of interest in connection with the Company. The risks set out below are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results. The following considerations, in addition to the considerations set forth elsewhere herein, should be carefully evaluated before making an investment in the Company. If any of the following events occur, our business, financial condition and operating result could be materially and adversely affected. In such case, our net asset value and the trading price of our securities could decline, and you may lose all or part of your investment.

Risks Related to Our Business and Structure

Capital markets may experience periods of disruption and instability. These market conditions may materially and adversely affect debt and equity capital markets in the United States and abroad, which may in the future have a negative impact on our business and operations.

From time to time, capital markets may experience periods of disruption and instability. During such periods of market disruption and instability, we and other companies in the financial services sector may have limited access, if available, to alternative markets for debt and equity capital. Equity capital may be difficult to raise because, subject to some limited exceptions which will apply to us as a BDC, we will generally not be able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. In addition, our ability to incur indebtedness (including by issuing preferred stock) is limited by applicable regulations such that our asset coverage, as defined in the Investment Company Act, must equal at least 200% immediately after each time we incur indebtedness. The debt capital that will be available, if at all, may be at a higher cost and on less favorable terms and conditions in the future. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.

Given the extreme volatility and dislocation in the capital markets over the past several years, many BDCs have faced, and may in the future face, a challenging environment in which to raise or access capital. In addition, significant changes in the capital markets, including the extreme volatility and disruption over the past several years, has had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving these investments. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). As a result, volatility in the capital markets can adversely affect our investment valuations. Further, the illiquidity of our investments may make it difficult for us to sell such investments if required and to value such investments. As a result, we may realize significantly less than the value at which we will have recorded our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition or results of operations.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of the portfolio companies in which we make investments may be susceptible to economic slowdowns or recessions and may be unable to repay the loans we made to them during these periods. Therefore, our non-performing assets may increase and the value of our portfolio may decrease during these periods as we are required to record our investments at their current fair value. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets.

Unfavorable economic conditions also could increase our and our portfolio companies’ funding costs, limit our and our portfolio companies’ access to the capital markets or result in a decision by lenders not to extend credit to us or our portfolio companies. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt that we hold. We may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we will actually provide significant managerial assistance to that portfolio company, a bankruptcy court might subordinate all or a portion of our claim to that of other creditors.

We are dependent upon our Investment Adviser for our future success.

We do not have any employees. We depend on the diligence, skill and network of business contacts of our Investment Adviser’s investment professionals and CPC to source appropriate investments for us. We depend on members of our Investment Adviser’s investment team to appropriately analyze our investments and our Investment Adviser’s investment committee to approve and monitor our middle market portfolio investments. Our Investment Adviser’s investment committee, together with the other members of its investment team, evaluate, negotiate, structure, close and monitor our investments. Our future success will depend on the continued availability of the members of our Investment Adviser’s investment committee and the other investment professionals available to our Investment Adviser. Neither we nor our Investment Adviser has employment agreements with these individuals or other key personnel, and we cannot provide any assurance that unforeseen business, medical, personal or other circumstances would not lead any such individual to terminate his or her relationship with us. The loss of Mr. Hart, or any of the other senior investment professionals to which our Investment Adviser has access, could have a material adverse effect on our ability to achieve our investment objective as well as on our financial condition and results of operations. In addition, we cannot assure you that CGMSIM will remain our investment adviser or that we will continue to have access to Carlyle’s investment professionals or its information and deal flow. Further, the can be no assurance that CGMSIM will replicate its own or Carlyle’s historical success, and we caution you that our investment returns could be substantially lower than the returns achieved by other Carlyle-managed funds.

Our financial condition, results of operations and ability to achieve our investment objective depend on our ability to source investments, access financing and manage future growth effectively.

Our ability to achieve our investment objective and to grow depends on our ability to acquire suitable investments and monitor and administer those investments, which depends, in turn, on our Investment Adviser’s ability to identify, invest in and monitor companies that meet our investment criteria.

Accomplishing this result on a cost-effective basis is largely a function of our Investment Adviser’s structuring of the investment process, its ability to provide competent, attentive and efficient services to us and its ability to access financing for us on acceptable terms. Our Investment Adviser’s investment team has substantial responsibilities under the Investment Advisory Agreement, has substantial responsibilities in connection with managing us and certain other investment funds and accounts advised by our Investment Adviser, and may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time, which will increase as the number of investments grow, may distract them or slow the rate of investment. In order for us to grow, Carlyle will need to hire, train, supervise, manage and retain new employees. However, we can offer no assurance that any such investment professionals will contribute effectively to the work of our Investment Adviser. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We may need to raise additional capital to grow because we must distribute most of our income.

We may need additional capital to fund growth in our investments, and a reduction in the availability of new capital could limit our ability to grow. We have elected to be treated, and intend to qualify annually, as a RIC for U.S. federal income tax purposes under Subchapter M of the Code. To maintain our status as a RIC, among other requirements, we must distribute on a timely basis at least 90% of our investment company taxable income to our stockholders to maintain our RIC status. As a result, any such cash earnings may not be available to fund investment originations or repay maturing debt. We have borrowed under the Facilities and through the issuance of the 2015-1 Notes and in the future may borrow under additional debt facilities from financial institutions. We must continue to issue additional debt and equity securities to fund our growth. If we fail to obtain funds from such sources or from other sources to fund our investments, it could limit our ability to grow, which may have an adverse effect on the value of our securities. We may pursue growth through acquisitions or strategic investments in new businesses. Completion and timing of any such acquisitions or strategic investments may be subject to a number of contingencies and risks. There can be no assurance that the integration of an acquired business will be successful or that an acquired business will prove to be profitable or sustainable.

In addition, as a BDC, our ability to borrow or issue preferred stock may be restricted if our total assets are less than 200% of our total borrowings and preferred stock. Furthermore, equity capital may be difficult to raise because, subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price per share less than NAV without first obtaining approval for such issuance from our stockholders and our Independent Directors.

Any failure on our part to maintain our status as a BDC or RIC would reduce our operating flexibility, may hinder our achievement of our investment objective, may limit our investment choices and may subject us to greater regulation.

The Investment Company Act imposes numerous constraints on the operations of BDCs and RICs that do not apply to other types of investment vehicles. For example, under the Investment Company Act, we are required as a BDC to invest at least 70% of their total assets in specified types of “qualifying assets,” primarily in private U.S. companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. In addition, in order to continue to qualify as a RIC for U.S. federal income tax purposes, we are required to satisfy certain source-of-income, diversification and distribution requirements. These constraints, among others, may hinder our ability to take advantage of attractive investment opportunities and to achieve our investment objective. See “U.S. Federal Income Tax Considerations.”

Furthermore, any failure to comply with the requirements imposed on us as a BDC by the Investment Company Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our outstanding voting securities as required by the Investment Company Act, we may elect to withdraw our status as a BDC. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a BDC, we might be regulated as a closed-end investment company that is required to register under the Investment Company Act, which would subject us to additional regulatory restrictions, significantly decrease our operating flexibility and could significantly increase our cost of doing business. In addition, any such failure could cause an event of default under our outstanding indebtedness, which could have a material adverse effect on our business, financial condition or results of operations.

Regulations governing our operation as a BDC affect our ability to, and the way in which we will, raise additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the

Investment Company Act. In addition, we may seek to securitize certain of our loans. Under the provisions of the Investment Company Act, we are permitted, as a BDC, to issue senior securities only in amounts such that our asset coverage ratio, as defined in the Investment Company Act, equals at least 200% of total assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test, which may prohibit us from paying dividends and could prevent us from maintaining our status as a RIC or may prohibit us from repurchasing shares of our common stock. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Accordingly, any failure to satisfy this test could have a material adverse effect on our business, financial condition or results of operations. As of March 31, 2017, our asset coverage calculated in accordance with the Investment Company Act was 215.03%. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. Furthermore, as a result of issuing senior securities, our common stockholders would also be exposed to typical risks associated with increased leverage, including an increased risk of loss resulting from increased indebtedness.

If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in their best interest.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our Board of Directors determines that such sale is in the best interests of us and our stockholders and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more common stock, including in connection with this offering, or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and holders of our common stock might experience dilution.

We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

As part of our business strategy, we, including through our wholly owned subsidiaries, borrow from and may in the future issue additional senior debt securities to banks, insurance companies and other lenders. Holders of these loans or senior securities would have fixed-dollar claims on our assets that are superior to the claims of our stockholders. If the value of our assets decreases, leverage will cause our net asset value to decline more sharply than it otherwise would have without leverage. Similarly, any decrease in our income would cause our net income to decline more sharply than it would have if we had not borrowed. This decline could negatively affect our ability to make dividend payments on our common stock.

Our ability to service our borrowings depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. In addition, our management fees are payable based on our gross assets, including assets acquired through the use of leverage (but excluding cash and any temporary investments in cash-equivalents), which may give our Investment Adviser an incentive to use leverage to make additional investments. See “—We may be obligated to pay our Investment Adviser even if we incur a loss.” The amount of leverage that we employ will depend on our Investment Adviser’s and our Board of Directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

In addition to having fixed-dollar claims on our assets that superior to the claims of our common stockholders, obligations to lenders may be secured by a first priority security interest in our portfolio of investments and cash. In the case of a liquidation event, those lenders would receive proceeds to the extent of their security interest before any distributions are made to our stockholders. In addition, as the holder of the Preferred Interests of the 2015-1 Issuer (i.e., the subordinated class of the 2015-1 Securitization), we may be required to absorb losses with respect to the 2015-1 Debt Securitization.

Our Facilities and 2015-1 Notes impose financial and operating covenants that restrict our business activities, remedies on default and similar matters. As of March 31, 2017, we were in material compliance with the operating and financial covenants of our Facilities and 2015-1 Notes. However, our continued compliance with these covenants depends on many factors, some of which are beyond our control. Accordingly, although we believe we will continue to be in compliance, we cannot assure you that we will continue to comply with the covenants in our Facilities and 2015-1 Notes. Failure to comply with these covenants could result in a default. If we were unable to obtain a waiver of a default from the lenders or holders of that indebtedness, as applicable, those lenders or holders could accelerate repayment under that indebtedness, which may result in cross-acceleration of other indebtedness. An acceleration could have a material adverse impact on our business, financial condition and results of operations. Lastly, we may be unable to obtain additional leverage, which would, in turn, affect our return on capital.

As of March 31, 2017, we had a combined $663.6 million of outstanding consolidated indebtedness under our Facilities and 2015-1 Notes. Our annualized interest cost as of March 31, 2017, was 3.09%, excluding fees (such as fees on undrawn amounts and amortization of upfront fees). Since we generally pay interest at a floating rate on our Facilities and 2015-1 Notes, an increase in interest rates will generally increase our borrowing costs.

The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns on our portfolio, net of expenses. The calculations in the table below are hypothetical, and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio (Net of Expenses)
	(10)%	(5)%	0%	5%	10%
Corresponding return to common stockholder (1)	(21.80)%	(12.24)%	(2.68)%	6.87%	16.43%

(1)	Assumes, as of March 31, 2017, (i) $1,459.0 million in total assets, (ii) $663.6 million in outstanding indebtedness, (iii) $763.3 million in net assets and (iv) weighted average interest rate, excluding fees (such as fees on undrawn amounts and amortization of financing costs), of 3.09%.

Based on an outstanding indebtedness of $663.6 million as of March 31, 2017, and the weighted average effective annual interest rate, excluding fees (such as fees on undrawn amounts and amortization of financing costs), of 3.09% as of that date, our investment portfolio at fair value would have had to produce an annual return of approximately 1.40% to cover annual interest payments on the outstanding debt. For more information on our indebtedness, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources.”

Our indebtedness could adversely affect our business, financial conditions or results of operations.

We cannot assure you that our business will generate sufficient cash flow from operations or that future borrowings will be available to us under our credit facilities or otherwise in an amount sufficient to enable us to repay our indebtedness or to fund our other liquidity needs. We may need to refinance all or a portion of our indebtedness on or before it matures. We cannot assure you that we will be able to refinance any of our indebtedness on commercially reasonable terms or at all. If we cannot service our indebtedness, we may have to take actions such as selling assets or seeking additional equity. We cannot assure you that any such actions, if necessary, could be effected on commercially reasonable terms or at all, or on terms that would not be disadvantageous to our stockholders or on terms that would not require us to breach the terms and conditions of our existing or future debt agreements.

Changes in interest rates may increase our cost of capital, reduce the ability of our portfolio companies to service their debt obligations and decrease our net investment income.

General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on our rate of return on invested capital, our net investment income and our net asset value. Substantially all of our debt investments have variable interest rates that reset periodically based on benchmarks such as LIBOR and the prime rate, so an increase in interest rates from their historically low present levels may make it more difficult for our portfolio companies to service their obligations under the debt investments that we will hold. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. In addition, to the extent we borrow money to make investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income to the extent we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income.

In addition, a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our Investment Adviser with respect to our pre-incentive fee net investment income.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including, the pace at which investments are made, the interest rate payable on the debt securities we acquire, the default rate on such securities, rates of repayment, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses and changes in unrealized appreciation or depreciation, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There are significant potential conflicts of interest, including the management of other investment funds and accounts by our Investment Adviser, which could impact our investment returns.

Our executive officers and directors, other current and future principals of our Investment Adviser and certain members of our Investment Adviser’s investment committee may serve as officers, directors or principals of other entities and affiliates of our Investment Adviser and funds managed by our affiliates that operate in the same or a related line of business as we do. Currently, our executive officers, as well as the other principals of our Investment Adviser manage other funds affiliated with Carlyle, including other affiliated business development companies. In addition, our Investment Adviser’s investment team has responsibilities for managing U.S. middle market debt investments for certain other investment funds and accounts. Accordingly, they have obligations to investors in those entities, the fulfillment of which may not be in the best interests of, or may be adverse to the interests of, us or our stockholders. Although the professional staff of our Investment Adviser will devote as much time to our management as appropriate to enable our Investment Adviser to perform its duties in accordance with the Investment Advisory Agreement, the investment professionals of our Investment Adviser may have conflicts in allocating their time and services among us, on the one hand, and investment vehicles managed by Carlyle or one or more of its affiliates on the other hand.

Our Investment Adviser may face conflicts in allocating investment opportunities between us and affiliated investment vehicles that have overlapping objectives with ours. Although our Investment Adviser will endeavor to allocate investment opportunities in a fair and equitable manner in accordance with its allocation policies and procedures, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds managed by our Investment Adviser or an investment manager affiliated with our Investment Adviser, including Carlyle.

We and our affiliates may own investments at different levels of a portfolio company’s capital structure or otherwise own different classes of a portfolio company’s securities, which may give rise to conflicts of interest or perceived conflicts of interest. Conflicts may also arise because portfolio decisions regarding our portfolio may benefit our affiliates. Our affiliates may pursue or enforce rights with respect to one of our portfolio companies, and those activities may have an adverse effect on us.

As a result of the expansion of Carlyle’s platform into various lines of business in the alternative asset management industry, Carlyle is subject to a number of actual and potential conflicts of interest and subject to greater regulatory oversight than that to which it would otherwise be subject if it had just one line of business. In addition, as Carlyle expands its platform, the allocation of investment opportunities among its investment funds, including us, is expected to become more complex. In addressing these conflicts and regulatory requirements across Carlyle’s various businesses, Carlyle has and may continue to implement certain policies and procedures (for example, information barriers). In addition, we may come into possession of material non-public information with respect to issuers in which we may be considering making an investment. As a consequence, we may be precluded from providing such information or other ideas to other funds affiliated with Carlyle that benefit from such information or we may be precluded from otherwise consummating a contemplated investment. To the extent we or any other funds affiliated with Carlyle fail to appropriately deal with any such conflicts, it could negatively impact our reputation or Carlyle’s reputation and our ability to raise additional funds and the willingness of counterparties to do business with us or result in potential litigation against us.

In the ordinary course of business, we may enter into transactions with affiliates and portfolio companies that may be considered related party transactions. We have implemented certain policies and procedures whereby certain of our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us and other affiliated persons, including our Investment Adviser, stockholders that own more than 5% of us, employees, officers and directors of us and our Investment Adviser and certain persons directly or indirectly controlling, controlled by or under common control with the foregoing persons. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the Investment Company Act or, if such concerns exist, we have taken appropriate actions to seek Board of Directors review and approval or SEC exemptive relief for such transaction.

In the course of our investing activities, we pay management and incentive fees to our Investment Adviser and reimburse our Investment Adviser for certain expenses it incurs in accordance with our Investment Advisory Agreement. As a result, investors in our common stock invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Accordingly, there may be times when the senior management team of our Investment Adviser has interests that differ from those of our stockholders, giving rise to a conflict.

In addition, we pay our Administrator, an affiliate of our Investment Adviser, its costs and expenses and our allocable portion of overhead incurred by it in performing its obligations under the Administration Agreement, including, compensation paid to or compensatory distributions received by our officers (including our Chief Compliance Officer and Chief Financial Officer) and their respective staff who provide services to us, operations staff who provide services to us, and internal audit staff in their role of performing our Sarbanes-Oxley Act internal control assessment. These arrangements create conflicts of interest that our Board of Directors monitors.

We may be obligated to pay our Investment Adviser incentive compensation even if we incur a loss.

Our Investment Adviser is entitled to incentive compensation for each calendar quarter in an amount equal to a percentage of the excess of our pre-incentive fee net investment income for that quarter (before deducting incentive compensation) above a performance threshold for that quarter. In calculating our performance threshold, we use net assets which results in a lower hurdle rate than if we used gross assets like we do for determining our base management fee. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses and depreciation that we may incur in the calendar quarter, even if such capital losses or depreciation result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay our Investment Adviser incentive compensation for a calendar quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter, subject to the deferral provisions.

Additionally, the fee we pay our Investment Adviser will be effectively higher after the completion of the first full quarter after the consummation of this offering. Prior to this offering, our Investment Adviser waived its right to receive one-third (0.50%) of the management fee. The fee waiver was scheduled to terminate upon consummation of this offering, but our Investment Adviser has agreed to continue the waiver until the completion of the first full quarter after the consummation of this offering.

Our fee structure may induce our Investment Adviser to pursue speculative investments and incur leverage, and investors may bear the cost of multiple levels of fees and expenses.

The incentive fees payable by us to our Investment Adviser may create an incentive for our Investment Adviser to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The incentive fees payable to our Investment Adviser are calculated based on a percentage of our return on invested capital. This may encourage our Investment Adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our common stock. In addition, our Investment Adviser receives the incentive fees based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fees based on income, there is no hurdle rate applicable to the portion of the incentive fees based on net capital gains. As a result, our Investment Adviser may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The “catch-up” portion of the incentive fees may encourage our Investment Adviser to accelerate or defer interest payable by portfolio companies from one calendar quarter to another, potentially resulting in fluctuations in timing and dividend amounts.

Moreover, because the base management fees payable to our Investment Adviser are payable based on our gross assets, including those assets acquired through the use of leverage, our Investment Adviser has a financial incentive to incur leverage which may not be consistent with our stockholders’ interests.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, bear our ratable share of any such investment company’s expenses, including management and performance fees. We also remain obligated to pay management and incentive fees to our Investment Adviser with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our stockholders bear his or her share of the management and incentive fees of our Investment Adviser as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.

We will be subject to corporate-level income tax if we are unable to maintain our qualification as a RIC for U.S. federal income tax purposes under Subchapter M of the Code.

Although we have elected to be treated, and intend to qualify annually, as a RIC for U.S. federal income tax purposes under Subchapter M of the Code, we cannot assure you that we will be able to maintain RIC status. To maintain RIC status and be relieved of U.S. federal income taxes on income and gains distributed to our stockholders, we must, among other things, continue to qualify and have in effect an election to be treated as a BDC under the Investment Company Act at all times during each taxable year and meet the Annual Distribution Requirement, the 90% Gross Income Test and the Diversification Tests (each defined term, defined below).

•	We must distribute to our stockholders on an annual basis at least 90% of our investment company taxable income (generally, our net ordinary income plus the excess of our realized net short-term capital gains over realized net long-term capital losses, determined without regard to the dividends paid deduction) for each taxable year (the “Annual Distribution Requirement”).

•	We must derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities or foreign currencies (the “90% Gross Income Test”).

•	At the end of each quarter of our taxable year, at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, or of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

If we fail to maintain our RIC status for any reason, and we do not qualify for certain relief provisions under the Code, we would be subject to corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes) regardless of whether we make any distributions to the holders of our common stock. In this event, the resulting taxes and any resulting penalties could substantially reduce our net assets, the amount of our income available for distribution and the amount of our distributions to our stockholders, which would have a material adverse effect on our financial performance. For additional discussion regarding the tax implications of a RIC, see “U.S. Federal Income Tax Considerations.”

We may have difficulty satisfying the Annual Distribution Requirement in order to maintain our RIC status if we recognize income before or without receiving cash representing such income.

We may make investments that produce income that is not matched by a corresponding cash receipt by us, such as OID, which may arise, for example, if we receive warrants in connection with the making of a loan, or PIK interest representing contractual interest added to the loan principal balance and due at the end of the loan term. Any such income would be treated as income earned by us and therefore would be subject to the Annual Distribution Requirement. Such investments may require us to borrow money or dispose of other securities in order to comply with those requirements. However, under the Investment Company Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless an “asset coverage” test is met.

If we are prohibited from making distributions or are unable to raise additional debt or equity capital or sell assets to make distributions, we may not be able to make sufficient distributions to satisfy the Annual Distribution Requirement, and therefore would not be able to maintain our qualification as a RIC. Additionally, we may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent us from accruing a long-term holding period. These investments may prevent us from making capital gain distributions. See “U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.”

A portion of our income and fees may not be qualifying income for purposes of the income source requirement.

Some of the income and fees that we may recognize will not satisfy the income source requirement applicable to RICs. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy such requirement, we may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the amount of income available for distribution.

If we are not treated as a “publicly offered regulated investment company,” as defined in the Code, certain U.S. stockholders will be treated as having received a dividend from us in the amount of such U.S. stockholders’ allocable share of the management and incentive fees paid to our Investment Adviser and certain of our other expenses, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. stockholders.

We expect to be treated as a “publicly offered regulated investment company” as a result of shares of our common stock being treated as regularly traded on an established securities market. However, we cannot assure you that we will be treated as a publicly offered regulated investment company for all years. If we are not treated as a publicly offered regulated investment company for any calendar year, each U.S. stockholder that is an individual, trust or estate will be treated as having received a dividend from us in the amount of such U.S. stockholder’s allocable share of the management and incentive fees paid to our Investment Adviser and certain of our other expenses for the calendar year, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. stockholder. Miscellaneous itemized deductions generally are deductible by a U.S. stockholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. stockholder’s miscellaneous itemized deductions exceeds 2% of such U.S. stockholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under the Code. See “U.S. Federal Income Tax Considerations.”

Under the JOBS Act, we are exempt from the provisions of Section 404(b) of the Sarbanes-Oxley Act, which would require that our independent registered public accounting firm provide an attestation report on the effectiveness of our internal control over financial reporting.

While we are obligated to maintain proper and effective internal control over financial reporting, including the internal control evaluation and certification requirements of Section 404 of the Sarbanes-Oxley Act (“Section 404”), we will not be required to comply with all of the requirements under Section 404 until the date we are no longer an emerging growth company under the JOBS Act. Accordingly, our internal controls over financial reporting do not currently meet all of the standards contemplated by Section 404 that we will eventually be required to meet.

If we are not able to implement the applicable requirements of Section 404 in a timely manner or with adequate compliance, our operations, financial reporting or financial results could be adversely affected. Matters impacting our internal controls may cause us to be unable to report our financial information on a timely basis and thereby subject us to adverse regulatory consequences, including sanctions by the SEC or violations of applicable stock exchange listing rules, and result in a breach of the covenants under the agreements governing any of our financing arrangements. There could also be a negative reaction in the financial markets due to a loss of investor confidence in us and the reliability of our financial statements. Confidence in the reliability of our financial statements could also suffer if we or our independent registered public accounting firm were to report a material weakness in our internal controls over financial reporting. This could materially adversely affect us and lead to a decline in the market price of our common stock.

Our internal control over financial reporting may not prevent or detect misstatements because of its inherent limitations. Even effective internal controls can provide only reasonable assurance with respect to the preparation and fair presentation of financial statements. If we fail to maintain the adequacy of our internal controls, including any failure to implement required new or improved controls, or if we experience difficulties in their implementation, our business and operating results could be harmed and we could fail to meet our financial reporting obligations.

Certain investors are limited in their ability to make significant investments in us.

Private funds that are excluded from the definition of “investment company” either pursuant to Section 3(c)(1) or 3(c)(7) of the Investment Company Act are restricted from acquiring directly or through a controlled entity more than 3% of our total outstanding voting stock (measured at the time of the acquisition). Investment companies registered under the Investment Company Act and BDCs, such as us, are also subject to this restriction as well as other limitations under the Investment Company Act that would restrict the amount that they are able to invest in our securities. As a result, certain investors will be limited in their ability to make significant investments in us at a time that they might desire to do so.

Our Board of Directors is authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Under the Maryland General Corporation Law (“MGCL”) and our charter, our Board of Directors is authorized to classify and reclassify any authorized but unissued shares of stock into one or more classes of stock, including preferred stock. Prior to the issuance of shares of each class or series, the Board of Directors is required by Maryland law and our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The cost of any such reclassification would be borne by our existing common stockholders. Certain matters under the Investment Company Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. In addition, the Investment Company Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. We currently have no plans to issue preferred stock, but may determine to do so in the future. The issuance of preferred stock convertible into shares of common stock might also reduce the net income per share and net asset value per share of our common stock upon conversion, provided, that we will only be permitted to issue such convertible preferred stock to the extent we comply with the requirements of Section 61 of the Investment Company Act, including obtaining common stockholder approval. In addition, under the Investment Company Act, participating preferred stock and preferred stock constitutes a “senior security” for purposes of the 200% asset coverage test. These effects, among others, could have an adverse effect on an investment in our common stock.

Provisions of the MGCL and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The MGCL and our charter and bylaws contain provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. We are subject to the Maryland Business Combination Act (“MBCA”), subject to any applicable requirements of the Investment Company Act. Our Board of Directors has adopted a resolution exempting from the MBCA any business combination between us and any other person, subject to prior approval of such business combination by our Board of Directors, including approval by a majority of our Independent Directors. If the resolution exempting business combinations is repealed or our Board of Directors does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act (“Control Share Act”) acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Act, the Control Share Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction. However, we will amend our bylaws to be subject to the Control Share Act only if our Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the Investment Company Act.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our Board of Directors in three classes serving staggered three-year terms, and authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, to amend our charter without stockholder approval and to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice and without stockholder approval.

Our Board of Directors has the authority to modify or, if applicable, waive our investment objectives, operating policies and strategies without prior notice (except as required by the Investment Company Act) and without stockholder approval. In addition, none of our investment policies is fundamental and any of them may be changed without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current investment objectives, operating policies or strategies would have on our business, operating results and value of our stock. Nevertheless, the effects may adversely affect our business and impact our ability to make distributions.

A failure in our operational systems or infrastructure, or those of third parties, as well as cyber-attacks could significantly disrupt our business or negatively affect our liquidity, financial condition or results of operations.

We rely heavily on our and third parties’ financial, accounting, information and other data processing systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. We face various security threats on a regular basis, including ongoing cyber-security threats to and attacks on our information technology infrastructure that are intended to gain access to our proprietary information, destroy data or disable, degrade or sabotage our systems. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to our business relationships.

We operate in a business that is highly dependent on information systems and technology. Carlyle has implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as our increased awareness of the nature and extent of a risk of a cyber-incident, do not guarantee that a cyber-incident will not occur and/or that our financial results, operations or confidential information will not be negatively impacted by such an incident. The information systems and technology that we rely on may not continue to be able to accommodate our growth, and the cost of maintaining such systems may increase from its current level. Such a failure to accommodate growth, or an increase in costs related to such information systems, could have a material adverse effect on us.

Changes in laws or regulations governing our business or the businesses of our portfolio companies, changes in the interpretation thereof or newly enacted laws or regulations, and any failure by us or our portfolio companies to comply with these laws or regulations may adversely affect our business and the businesses of our portfolio companies.

We and our portfolio companies are subject to laws and regulations at the U.S. federal, state and local levels and, in some cases, foreign levels. These laws and regulations, as well as their interpretation, may change from time to time, and new laws, regulations and interpretations may also come into effect. Any such new or changed laws or regulations could have a material adverse effect on our business or the business of our portfolio companies. The legal, tax and regulatory environment for BDCs, investment advisers and the instruments that they utilize (including derivative instruments) is continuously evolving. In addition, there is significant uncertainty regarding recently enacted legislation (including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and the regulations that have recently been adopted and future regulations that may or may not be adopted pursuant to such legislation) and, consequently, the full impact that such legislation will ultimately have on us and the markets in which we trade and invest is not fully known. Such uncertainty and any resulting confusion may itself be detrimental to the efficient functioning of the markets and the success of certain investment strategies.

In addition, as private equity firms become more influential participants in the U.S. and global financial markets and economy generally, there recently has been pressure for greater governmental scrutiny and/or regulation of the private equity industry. It is uncertain as to what form and in what jurisdictions such enhanced scrutiny and/or regulation, if any, on the private equity industry may ultimately take. Therefore, there can be no assurance as to whether any such scrutiny or initiatives will have an adverse impact on the private equity industry, including our ability to effect operating improvements or restructurings of our portfolio companies or otherwise achieve our objectives.

Over the last several years, there also has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether any regulation will be implemented or what form it will take, increased regulation of non-bank credit extension could negatively impact our operating results or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business.

On February 3, 2017, President Trump signed an executive order (the “Executive Order”) announcing the new Administration’s policy to regulate the U.S. financial system in a manner consistent with certain “Core Principles,” including regulation that is efficient, effective and appropriately tailored. The Executive Order directs the Secretary of the Treasury, in consultation with the heads of the member agencies of the Financial Stability Oversight Council, to report to the President on the extent to which existing laws, regulations and other government policies promote the Core Principles and to identify any laws, regulations or other government policies that inhibit federal regulation of the U.S. financial system. At this time it is unclear what impact the Executive Order in particular and the Administration’s policies in general will have on regulations that affect our and our portfolio companies’ business.

Changes in laws or regulations related to U.S. federal income taxation could affect us or the holders of our common stock.

Reform proposals have been recently put forth by members of Congress and the President which, if ultimately proposed as legislation and enacted as law, would substantially change the U.S. federal taxation of (among other things) individuals and businesses. In 2016, the Speaker of the House of Representatives and the Chairman of the House Ways and Means Committee published “A Better Way.” Separately, the then-candidate, now-President published a one-page document on tax reform. Each of these proposals sets forth a variety of principles to guide potential tax reform legislation. As of the date of this offering, no legislation in respect of either of these proposals has been introduced in the Congress. However, the principles set forth in both “A Better Way” and the President’s one-page proposal, if ultimately reduced to legislation enacted by the Congress and signed into law by the President in a form that is consistent with those principles, could change dramatically the U.S. federal taxation of us and a holder of our common stock. Under both “A Better Way” and President Trump’s proposal, individual and corporate tax rates would be meaningfully reduced. Under “A Better Way,” the U.S. federal tax system would be converted into a “destination-based cash-flow” tax system under which net interest expense would not be deductible, investment in tangible property (other than land) and intangible assets would be immediately deductible, export revenue would not be taxable, and the cost of imports would not be deductible. While it is impossible to predict whether and to what extent any tax reform legislation (or other legislative, regulatory or administrative change to the U.S. federal tax laws) will be proposed or enacted, any such change in the U.S. federal tax laws could affect materially the value of any investment in our common stock. Prospective investors should consult their tax advisors regarding possible legislative and regulatory changes and the potential effect of such changes on an investment in our common stock.

Our Investment Adviser, Administrator and sub-administrators are able to resign upon 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our Investment Adviser, our Administrator and our sub-administrators have the right to resign under the Investment Advisory Agreement, the Administration Agreement and the Sub-Administration agreements, respectively, upon 60 days’ written notice, whether a replacement has been found or not. If any of them resigns, it may be difficult to find a replacement with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If a replacement is not found quickly, our business, results of operation and financial condition as well as our ability to pay distributions are likely to be adversely affected and the value of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our Investment Adviser, our Administrator and their affiliates, including certain of our sub-administrators. Even if a comparable service provider or individuals performing such services are retained, whether internal or external, their integration into our business and lack of familiarity with our investment objective may result in additional costs and time delays that may materially adversely affect our business, results of operations and financial condition. Moreover, the termination by our Investment Adviser of our Investment Advisory Agreement for any reason will be an event of default under the SPV Credit Facility, which could result in the immediate acceleration of the amounts due under the SPV Credit Facility. Similarly, it will be an event of default under the Credit Facility if our Investment Adviser or an affiliate of our Investment Adviser ceases to manage us, which could result in the immediate acceleration of the amounts due under the Credit Facility.

Our Investment Adviser’s liability is limited under the Investment Advisory Agreement, and we are required to indemnify our Investment Adviser against certain liabilities, which may lead our Investment Adviser to act in a riskier manner on our behalf than it would when acting for its own account.

Our Investment Adviser has not assumed any responsibility to us other than to render the services described in the Investment Advisory Agreement, and it will not be responsible for any action of our Board of Directors in declining to follow our Investment Adviser’s advice or recommendations. Pursuant to the Investment Advisory Agreement, our Investment Adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entities affiliated with it will not be liable to us for their acts under the Investment Advisory Agreement, absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. We have agreed to indemnify, defend and protect our Investment Adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entities affiliated with it with respect to all damages, liabilities, costs and expenses arising out of or otherwise based upon the performance of any of our Investment Adviser’s duties or obligations under the Investment Advisory Agreement or otherwise as an

Investment Adviser for us, and not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties under the Investment Advisory and Agreement. These protections may lead our Investment Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account. See “Risk Factors—Risks Related to Our Business and Structure—Our fee structure may induce our Investment Adviser to pursue speculative investments and incur leverage, and investors may bear the cost of multiple levels of fees and expenses.”

We are subject to certain risks as a result of our direct interest in the Preferred Interests of the 2015-1 Issuer.

Because each of the SPV and the 2015-1 Issuer is disregarded as an entity separate from its owner for U.S. federal income tax purposes, the sale or contribution by SPV to us and the sale or contribution by us to the 2015-1 Issuer as part of the 2015-1 Debt Securitization did not constitute a taxable event for U.S. federal income tax purposes. If the U.S. Internal Revenue Service were to take a contrary position, there could be a material adverse effect on our business, financial condition, results of operations or cash flows.

The Preferred Interests in the 2015-1 Issuer are subordinated obligations of the 2015-1 Issuer.

The 2015-1 Issuer is the residual claimant on funds, if any, remaining after holders of all classes of 2015-1 Notes have been paid in full on each payment date or upon maturity of the 2015-1 Notes under the 2015-1 Debt Securitization documents. The Preferred Interests in the 2015-1 Issuer represent all of the equity interest in the 2015-1 Issuer and, as the holder of the Preferred Interests, we may receive distributions, if any, only to the extent that the 2015-1 Issuer makes distributions out of funds remaining after holders of all classes of 2015-1 Notes have been paid in full on each payment date any amounts due and owing on such payment date or upon maturity of the 2015-1 Notes. There is no guarantee that we will receive any distributions as the holders of the Preferred Interests.

The interests of holders of the 2015-1 Notes issued by the 2015-1 Issuer may not be aligned with our interests.

The 2015-1 Notes are the debt obligations ranking senior in right of payment to our interests. As such, there are circumstances in which the interests of holders of the 2015-1 Notes may not be aligned with our interests. For example, under the terms of the 2015-1 Issuer, holders of the 2015-1 Notes have the right to receive payments of principal and interest prior to distribution to our interests.

For as long as the 2015-1 Notes remain outstanding, holders of the 2015-1 Notes have the right to act, in certain circumstances, with respect to the portfolio loans in ways that may benefit their interests but not the interests of holders of the Preferred Interests of the 2015-1 Issuer, including by exercising remedies under the 2015-1 Indenture (as defined below).

If an event of default has occurred and acceleration occurs in accordance with the terms of the 2015-1 Indenture, the 2015-1 Notes then outstanding will be paid in full before any further payment or distribution to the Preferred Interests. In addition, if an event of default occurs, holders of a majority of the 2015-1 Notes then outstanding will be entitled to determine the remedies to be exercised under the 2015-1 Indenture, subject to the terms of the 2015-1 Indenture. For example, upon the occurrence of an event of default with respect to the notes issued by the 2015-1 Issuer, the trustee or holders of a majority of the 2015-1 Notes then outstanding may declare the principal, together with any accrued interest, of all the 2015-1 Notes to be immediately due and payable. This would have the effect of accelerating the principal on such notes, triggering a repayment obligation on the part of the 2015-1 Issuer. If at such time the portfolio loans of the 2015-1 Issuer were not performing well, the 2015-1 Issuer may not have sufficient proceeds available to enable the trustee under the 2015-1 Indenture to pay a distribution to holders of the Preferred Interests of the 2015-1 Issuer.

Remedies pursued by the holders of the 2015-1 Notes could be adverse to the interests of the holders of the Preferred Interests, and the holders of the 2015-1 Notes have no obligation to consider any possible adverse effect on such other interests. Thus, any remedies pursued by the holders of the 2015-1 Notes may not be in our best interests and we may not receive payments or distributions upon an acceleration of the 2015-1 Notes. Any failure of the 2015-1 Issuer to make distributions on Preferred Interests we hold, directly or indirectly, whether as a result of an event of default or otherwise, could have a material adverse effect on our business, financial condition, results of operations and cash flows and may result in an inability of us to make distributions sufficient to allow for us to qualify as a RIC for U.S. federal income tax purposes.

The 2015-1 Issuer may fail to meet certain asset coverage tests.

Under the documents governing the 2015-1 Debt Securitization, there are two coverage tests applicable to the 2015-1 Notes.

The first such test compares the amount of interest received on the portfolio loans held by the 2015-1 Issuer to the amount of interest payable in respect of the 2015-1 Notes. To meet this first test, interest received on the portfolio loans must equal at least 120% of the interest payable in respect of the 2015-1 Notes issued by the 2015-1 Issuer.

The second such test compares the adjusted collateral principal amount of the portfolio loans of the 2015-1 Debt Securitization to the aggregate outstanding principal amount of the 2015-1 Notes. To meet this second test at any time, the adjusted collateral principal amount of the portfolio loans must equal at least 140% of the outstanding principal amount of the 2015-1 Notes.

If any coverage test with respect to the 2015-1 Notes is not met, proceeds from the portfolio of loans that otherwise would have been distributed to the holders of the Preferred Interests of 2015-1 Issuer will instead be used to redeem first the 2015-1 Notes, to the extent necessary to satisfy the applicable asset coverage tests on a pro forma basis after giving effect to all payments made in respect of the 2015-1 Notes, which we refer to as a mandatory redemption, or to obtain the necessary ratings confirmation. There is no guarantee that the 2015-1 Notes will meet either of these coverage tests, and thus, we may not receive distributions as the holders of the Preferred Interests.

We may not receive cash from the 2015-1 Issuer.

We receive cash from the 2015-1 Issuer only to the extent of payments on the distributions, if any, with respect to the Preferred Interests of the 2015-1 Issuer as permitted under the 2015-1 Debt Securitization. The 2015-1 Issuer may only make payments on Preferred Interests to the extent permitted by the payment priority provisions of the indenture governing the 2015-1 Notes (the “2015-1 Indenture”), as applicable, which generally provide, distribution to Preferred Interests holder may not be made on any payment date unless all amounts owing under the 2015-1 Notes are paid in full. There is no guarantee that we will receive any distributions as the holders of the Preferred Interests.

In addition, if the 2015-1 Issuer does not meet the asset coverage tests or the interest coverage test set forth in the documents governing the 2015-1 Debt Securitization, cash would be diverted to first pay the 2015-1 Notes in amounts sufficient to cause such tests to be satisfied. Even if we do not receive cash directly from the 2015-1 Issuer, such amount will still be treated as income subject to our requirement to distribute 90% of our net investment income to our shareholders. Therefore, in the event that we fail to receive cash directly from the 2015-1 Issuer, we could be unable to make such distributions in amounts sufficient to maintain our status as a RIC for U.S. federal income tax purposes, or at all.

We may be required to assume liabilities of the 2015-1 Issuer and are indirectly liable for certain representations and warranties in connection with the 2015-1 Debt Securitization.

As part of the 2015-1 Debt Securitization, we entered into a contribution agreement under which we are required to repurchase any loan (or participation interest therein) which was sold to the 2015-1 Issuer in breach of any representation or warranty made by us with respect to such loan on the date such loan was sold. To the extent we fail to satisfy any such repurchase obligation, the trustee of the 2015-1 Debt Securitization may, on behalf of the 2015-1 Issuer, bring an action against us to enforce these repurchase obligations.

The structure of the 2015-1 Debt Securitization is intended to prevent, in the event of our bankruptcy, the consolidation of the 2015-1 Issuer with our operations. If the true sale of the assets in the 2015-1 Debt Securitization were not respected in the event of our insolvency, a trustee or debtor-in-possession might reclaim the assets of the 2015-1 Issuer for our estate. However, in doing so, we would become directly liable for all of the indebtedness then outstanding under the 2015-1 Debt Securitization, which would equal the full amount of debt of the 2015-1 Issuer reflected on our consolidated balance sheet.

In addition, in connection with 2015-1 Debt Securitization, the Company has made customary representations, warranties and covenants to the 2015-1 Issuer. We remain liable for any breach of such representations for the life of the 2015-1 Debt Securitization.

Risks Related to the NFIC Acquisition

We may fail to complete the NFIC Acquisition.

While there can be no assurances as to the exact timing, or that the NFIC Acquisition will be completed at all, we expect to complete the NFIC Acquisition in June 2017. The completion of the NFIC Acquisition is subject to certain conditions, including, among others, NFIC stockholder approval and other customary closing conditions. We intend to complete the NFIC Acquisition as soon as possible; however, we cannot assure you that the conditions required to complete the NFIC Acquisition will be satisfied or waived on the anticipated schedule, or at all. See “Summary—NFIC Acquisition” for a description of the terms of the NFIC Acquisition. Any investment decision you make should be made with the understanding that the completion of the NFIC Acquisition may not happen as scheduled, or at all.

The Merger Agreement may be terminated in accordance with its terms and the NFIC Acquisition may not be completed.

The Merger Agreement is subject to a number of conditions that must be fulfilled in order to complete the NFIC Acquisition. Those conditions include, among others: the approval of the Merger Agreement by NFIC stockholders, the accuracy of representations and warranties under the Merger Agreement in all material respects, the declaration of a dividend that will satisfy the annual distribution requirement necessary to qualify as a RIC prior to the time of valuation, and the receipt by each party of certain opinions from legal counsel. These conditions to the closing of the NFIC Acquisition may not be fulfilled in a timely manner or at all, and, accordingly, the NFIC Acquisition may be delayed or may not be completed. In addition, the parties may elect to terminate the Merger Agreement in certain circumstances.

There is a potential for conflicts of interest due to common directorship between NFIC and us.

Each of our directors is a director of NFIC. This could create various conflicts. For example, in determining the valuation of the securities involved in the NFIC Acquisition, our directors, who might otherwise demand the lowest price possible, may instead compromise on paying a higher price because they also are directors of NFIC, who have an interest in getting the highest price possible. This conflict, however, is mitigated by having an independent evaluator to review the value of a portion of the debt securities of NFIC and the Company for which market quotations are not readily available (including all such securities rated 4 through 6 by our Investment Adviser under the Internal Risk Ratings system of our Investment Adviser).

Our executive officers and directors may have interests in the NFIC Acquisition other than, or in addition to, the interests of our stockholders generally.

Members of the Board and our executive officers may have interests in the NFIC Acquisition that are different from, or are in addition to, the interests of our stockholders generally. The Board was aware of these interests and considered them, among other matters, in approving the Merger Agreement.

Our stockholders will incur certain costs on or before the closing of the NFIC Acquisition.

We and NFIC will incur transaction and merger-related costs in connection with the NFIC Acquisition, which may be in excess of those anticipated by us or NFIC.

Each of us and NFIC has incurred and will incur expenses in connection with the negotiation and completion of the transactions contemplated by the Merger Agreement.

Many of these costs will be borne by NFIC and/or us even if the NFIC Acquisition is not completed.

Our results may suffer if we do not effectively manage our expanded portfolio following the NFIC Acquisition.

Following completion of the NFIC Acquisition, our success will depend, in part, on our ability to manage our expansion, which poses numerous risks and uncertainties, including the need to integrate the assets of NFIC into our existing portfolio in an efficient and timely manner.

Even if we and NFIC complete the NFIC Acquisition, we may fail to realize all of the anticipated benefits of the proposed NFIC Acquisition.

The success of the proposed NFIC Acquisition will depend, in part, on our ability to realize the anticipated benefits and cost savings from combining NFIC’s and our portfolio. The anticipated benefits and cost savings of the proposed NFIC Acquisition may not be realized fully or at all, or may take longer to realize than expected or could have other adverse effects that we do not currently foresee. Some of the assumptions that we have made, such as the achievement of operating synergies and efficiencies, may not be realized.

Risks Related to Our Investments

Our portfolio companies may prepay loans, which may have the effect of reducing our investment income if the returned capital cannot be invested in transactions with equal or greater yields.

Loans are generally prepayable at any time, most of them at no premium to par. We are generally unable to predict the rate and frequency of such repayments. Whether a loan is prepaid will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that allow such portfolio company the ability to replace existing financing with less expensive capital. In periods of rising interest rates, the risk of prepayment of floating rate loans may increase if other financing sources are available. As market conditions change frequently, we will often be unable to predict when, and if, this may be possible for each of our portfolio companies. In the case of some of these loans, having the loan called early may have the effect of reducing our actual investment income below our expected investment income if the capital returned cannot be invested in transactions with equal or greater yields.

The financial projections of our portfolio companies could prove inaccurate.

We generally evaluate the capital structure of portfolio companies on the basis of financial projections prepared by the management of such portfolio companies. These projected operating results are normally based primarily on judgments of the management of the portfolio companies. In all cases, projections are only estimates of future results that are based upon assumptions made at the time that the projections are developed. General economic conditions, which are not predictable with accuracy, along with other factors may cause actual performance to fall short of the financial projections that were used to establish a given portfolio company’s capital structure. Because of the leverage that is typically employed by our portfolio companies, this could cause a substantial decrease in the value of our investment in the portfolio company. The inaccuracy of financial projections could thus cause our performance to fall short of our expectations.

Our portfolio securities typically do not have a readily available market price and, in such a case, we will value these securities at fair value as determined in good faith under procedures adopted by our Board of Directors, which valuation is inherently subjective and may not reflect what we may actually realize from the sale of the investment.

Substantially all of our portfolio investments are in the form of debt investments that are not publicly traded and are less liquid than publicly traded securities. The fair value of these securities is not readily determinable, and the due diligence process that our Investment Adviser undertakes in connection with our investments may not reveal all the facts that may be relevant in connection with such investment. We value these investments on at least a quarterly basis in accordance with our valuation policy, which is at all times consistent with accounting principles generally accepted in the United States (“US GAAP”). Our Board of Directors utilizes the services of a third-party valuation firm to aid it in determining the fair value of these investments as well as the recommendations of our Investment Adviser’s investment professionals, which are based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. The Board of Directors discusses valuations and determines the fair value in good faith based on the input of our Investment Adviser and the third-party valuation firm. The participation of our Investment Adviser in our valuation process, and the indirect pecuniary interest in our Investment Adviser by the interested directors on our Board of Directors, could result in a conflict of interest, since the management fee is based on our gross assets and also because our Investment Adviser is receiving performance-based incentive fees.

The factors that are considered in the fair value pricing of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparisons to publicly traded companies, discounted cash flow, relevant credit market indices, and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our valuation. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Also, since these valuations are, to a large extent, based on estimates, comparisons and qualitative evaluations of private information, it could make it more difficult for investors to value accurately our investments and could lead to undervaluation or overvaluation of our common stock. In addition, the valuation of these types of securities may result in substantial write-downs and earnings volatility. If our Investment Adviser is unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors.

Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. The effect of all of these factors on our portfolio can reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer unrealized losses, which could have a material adverse impact on our business, financial condition and results of operations.

Our net asset value as of a particular date may be materially greater than or less than the value that would be realized if our assets were to be liquidated as of such date. For example, if we were required to sell a certain asset or all or a substantial portion of its assets on a particular date, the actual price that we would realize upon the disposition of such asset or assets could be materially less than the value of such asset or assets as reflected in our net asset value. Volatile market conditions could also cause reduced liquidity in the market for certain assets, which could result in liquidation values that are materially less than the values of such assets as reflected in our net asset value.

Our investments are risky and speculative.

We invest primarily in loans to middle market companies whose debt, if rated, is rated below investment grade and, if not rated, would likely be rated below investment grade if it were rated. Investments rated below investment grade are generally considered higher risk than investment grade instruments. Bonds that are rated below investment grade are sometimes referred to as “high yield bonds” or “junk bonds.” In our first lien senior secured loans, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies. To the extent we hold second lien senior secured loans and junior debt investments, holders of first lien loans may be repaid before us in the event of a bankruptcy or other insolvency proceeding. This may result in an above average amount of risk and loss of principal. Unitranche loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a heightened risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. When we invest in loans, we may acquire equity securities as well. However, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

In addition, investing in middle market companies involves a number of significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing on any guarantees or security we may have obtained in connection with our investment;

•	they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a portfolio company and, in turn, on us;

•	there is generally little public information about these companies. These companies and their financial information are usually not subject to the Exchange Act and other regulations that govern public companies, and we may be unable to uncover all material information about these companies, which may prevent us from making a fully informed investment decision and cause us to lose money on our investments;

•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our Investment Adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies;

•	changes in laws and regulations, as well as their interpretations, may adversely affect their business, financial structure or prospects; and

•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

We operate in a highly competitive market for investment opportunities, and compete with investment vehicles sponsored or advised by our affiliates.

A number of entities compete with us to make the types of investments that we target in middle market companies. We compete with other BDCs, public and private funds, commercial and investment banks, commercial finance companies, and, to the extent they provide an alternative form of financing, private equity funds, some of which may be affiliates of us. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. Furthermore, many of our competitors are not subject to the regulatory restrictions that the Investment Company Act and the Code impose on us. The competitive pressures we face may have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that are comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

We may not replicate our historical performance or the historical success of Carlyle.

We cannot provide any assurance that we will replicate our own historical performance, the historical success of Carlyle or the historical performance of other companies that our Investment Adviser and our investment team advised in the past. Accordingly, our investment returns could be substantially lower than the returns achieved by the Company in the past, other Carlyle managed funds or by other clients of our Investment Adviser. We can offer no assurance that our Investment Adviser will be able to continue to implement our investment objective with the same degree of success as it has had in the past.

Our ability to enter into transactions with Carlyle and our other affiliates is restricted.

We and certain of our controlled affiliates are prohibited under the Investment Company Act from knowingly participating in certain transactions with our upstream affiliates, or our Investment Adviser and its affiliates, without the prior approval of our Independent Directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our upstream affiliate for purposes of the Investment Company Act, and we are generally prohibited from buying or selling any security (other than our securities) from or to such affiliate, absent the prior approval of our Independent Directors. The Investment Company Act also prohibits “joint” transactions with an upstream affiliate, or our Investment Adviser or its affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our Independent Directors. In addition, we and certain of our controlled affiliates are prohibited from buying or selling any security from or to, or entering into joint transactions with, our Investment Adviser and its affiliates, or any person who owns more than 25% of our voting securities or is otherwise deemed to control, be controlled by, or be under common control with us, absent the prior approval of the SEC through an exemptive order (other than in certain limited situations pursuant to current regulatory guidance as described below). The analysis of whether a particular transaction constitutes a joint transaction requires a review of the relevant facts and circumstances then existing.

As a BDC, we are required to comply with certain regulatory requirements. For example, we are not generally permitted to make loans to companies controlled by Carlyle or other funds managed by Carlyle. We are also not permitted to make any co-investments with our Investment Adviser or its affiliates (including any fund managed by Carlyle) without exemptive relief from the SEC, subject to certain exceptions. The SEC has granted us the Exemptive Relief that permits us and certain present and future funds advised by our Investment Adviser

(or a future investment adviser controlling, controlled by or under common control with our Investment Adviser) to co-invest in suitable negotiated investments. Co-investments made under the Exemptive Relief are subject to compliance with the conditions and other requirements contained in the Exemptive Relief, which could limit our ability to participate in a co-investment transaction. We may also co-invest with funds managed by Carlyle or any of its downstream affiliates, subject to compliance with applicable law and regulations, existing regulatory guidance, our Investment Adviser’s allocation procedures and Carlyle’s other allocation policies and procedures, where applicable.

In addition to co-investing pursuant to our Exemptive Relief, we may invest alongside affiliates or their affiliates in certain circumstances where doing so is consistent with applicable law and current regulatory guidance. For example, we may invest alongside such investors consistent with guidance promulgated by the SEC staff permitting us and an affiliated person to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that we negotiate no term other than price. We may, in certain cases, also make investments in securities owned by affiliates that we acquire from non-affiliates. In such circumstances, our ability to participate in any restructuring of such investment or other transaction involving the issuer of such investment may be limited, and as a result, we may realize a loss on such investments that might have been prevented or reduced had we not been restricted in participating in such restructuring or other transaction.

To the extent we make investments in restructurings and reorganizations they may be subject to greater regulatory and legal risks than other traditional direct investments in portfolio companies.

We may make investments in restructurings that involve, or otherwise invest in the debt securities of, companies that are experiencing or are expected to experience severe financial difficulties. These severe financial difficulties may never be overcome and may cause such companies to become subject to bankruptcy proceedings. As such, these investments could subject us to certain additional potential liabilities that may exceed the value of our original investment therein. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high.

Our ability to extend financial commitments may be limited.

The SEC has proposed a new Rule 18f-4 under the Investment Company Act that, if enacted in the form proposed, could adversely impact the way we and other BDCs do business. In addition to imposing restrictions on the use of derivatives, the rule would generally limit our financial commitments to portfolio companies, together with our exposure to other transactions involving senior securities entered into by us other than in reliance of the rule, to not more than 150 percent of our net asset value. We cannot assure you when or if the proposed rule will be adopted by the SEC, and if adopted, whether the final rule will constrain our ability to extend financial commitments.

Our portfolio may be concentrated in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

We are classified as a non-diversified investment company within the meaning of the Investment Company Act, which means that we are not limited by the Investment Company Act with respect to the proportion of our assets that we may invest in securities of a single issuer, excluding limitations on investments in other investment companies. Although we do not intend to focus our investments in any specific industries, our portfolio may be concentrated in a limited number of portfolio companies and industries. Beyond the asset diversification requirements associated with our qualification as a RIC under Subchapter M of the Code and under the Facilities and 2015-1 Notes, we do not have fixed guidelines for diversification, and while we do not target any specific industries, our investments may be concentrated in relatively few industries. As a result, the aggregate returns we will realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of one or more investments. Additionally, a downturn in any particular industry in which we are invested could also significantly impact our aggregate returns.

Our portfolio companies may be highly leveraged.

Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used. Leveraged companies may enter into bankruptcy proceedings at higher rates than companies that are not leveraged.

Our failure to make follow-on investments in our portfolio companies could impair the value of our investments.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments to:

•	increase or maintain in whole or in part our equity ownership percentage;

•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

•	attempt to preserve or enhance the value of our investment.

We may elect not to make follow-on investments, may be constrained in our ability to employ available funds, or otherwise may lack sufficient funds to make those investments. We have the discretion to make any follow-on investments, subject to the availability of capital resources. However, doing so could be placing even more capital at risk in existing portfolio companies.

The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful investment. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities or because we are inhibited by compliance with BDC requirements or the desire to maintain our tax status.

Declines in the prices of corporate debt securities and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a BDC, we are required to account for our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our Board of Directors. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. Depending on market conditions, we may face similar losses, which could reduce our net asset value and have a material adverse impact on our business, financial condition and results of operations.

Because we generally do not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

Although we may do so in the future, currently we do not intend to hold controlling equity positions in our portfolio companies. Accordingly, we may not be able to control decisions relating to a minority equity investment, including decisions relating to the management and operation of the portfolio company and the timing and nature of any exit. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments. If any of the foregoing were to occur, our financial condition, results of operations and cash flow could suffer as a result.

Our portfolio companies may incur debt that ranks equally with, or senior to, some of our investments in such companies.

To the extent we invest in second lien, mezzanine or other instruments, our portfolio companies typically may be permitted to incur other debt that ranks equally with, or senior to, such debt instruments. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we will be entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. In such cases, after repaying such senior creditors, such portfolio company may not have sufficient remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

The rights we may have with respect to the collateral securing the debt investments we make in our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

We may also make unsecured loans to portfolio companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, credit default swaps, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates, credit risk premiums, and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation at an acceptable price that is generally anticipated. The success of any hedging transactions we may enter into will depend on our ability to correctly predict movements in currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the effect of the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. Income derived from hedging transactions is generally not eligible to be distributed to non-U.S. stockholders free from U.S. withholding tax. We may determine not to hedge against particular risks, including if we determine that available hedging transactions are not available at an appropriate price.

There are certain risks associated with holding debt obligations that have original issue discount or payment-in-kind interest.

OID may arise if we hold securities issued at a discount or in certain other circumstances. OID and PIK create the risk that incentive fees will be paid to the Investment Adviser based on non-cash accruals that ultimately may not be realized, while the Investment Adviser will be under no obligation to reimburse us for these fees.

The higher interest rates of OID instruments reflect the payment deferral and increased credit risk associated with these instruments, and OID instruments generally represent a significantly higher credit risk than coupon loans. Even if the accounting conditions for income accrual are met, the borrower could still default when our actual collection is supposed to occur at the maturity of the obligation.

OID instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. OID income may also create uncertainty about the source of our cash dividends.

For accounting purposes, any cash dividends to stockholders representing OID income are not treated as coming from paid-in capital, even if the cash to pay them comes from the proceeds of issuances of our common stock. As a result, despite the fact that a dividend representing OID income could be paid out of amounts invested by our stockholders, the Investment Company Act does not require that stockholders be given notice of this fact by reporting it as a return of capital.

PIK interest has the effect of generating investment income at a compounding rate, thereby further increasing the incentive fees payable to the Investment Adviser. Similarly, all things being equal, the deferral associated with PIK interest also increases the loan-to-value ratio at a compounding rate.

Risks Related to this Offering and our Common Stock

Investing in our common stock may involve a high degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore an investment in our common stock may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock that will prevail in the market after this offering may be higher or lower than the price you pay and may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	price and volume fluctuations in the overall stock market from time to time;

•	the inclusion or exclusion of our stock from certain indices;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	any loss of RIC or BDC status;

•	changes in earnings or perceived changes or variations in operating results;

•	changes or perceived changes in the value of our portfolio of investments;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	the inability of our Investment Adviser to employ additional experienced investment professionals or the departure of any of our Investment Adviser’s key personnel;

•	short-selling pressure with respect to shares of our common stock or BDCs generally;

•	future sales of our securities convertible into or exchangeable or exercisable for our common stock or the conversion of such securities;

•	uncertainty surrounding the strength of the U.S. economic recovery and the policies of the new presidential administration;

•	concerns regarding European sovereign debt;

•	fluctuations in base interest rates, such as LIBOR, EURIBOR, the Federal Funds Rate or the Prime Rate;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. If our stock price fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of our shares will not decline following the offering.

We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that such trading market can be sustained. In addition, we cannot predict the prices at which our common stock will trade. The initial public offering price for our common stock will be determined through our negotiations with the underwriters and may not bear any relationship to the market price at which it may trade after this offering. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses. Also, shares of closed-end investment companies, including BDCs, frequently trade at a discount from NAV and our common stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether our common stock will trade at, above or below NAV. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of common stock purchased in the offering soon after the offering. In addition, if our common stock trades below its NAV, we will generally not be able to sell additional shares of our common stock to the public at its market price without, among other things, the requisite stockholders approve such a sale.

Investors in this offering may experience immediate dilution upon the closing of the offering.

If you purchase shares of our common stock in this offering, you may experience immediate dilution if the price that you pay is greater than the pro forma NAV per share of the common stock you acquire. Investors in this offering could pay a price per share of common stock that exceeds the tangible book value per share after the closing of the offering. At the initial public offering price of $18.50 per share purchasers in this offering will experience immediate dilution of approximately $0.25 per share. See “Dilution.”

Purchases of our common stock under the 10b5-1 Plan may result in the price of our common stock being higher than the price that otherwise might exist in the open market.

Certain individuals affiliated with Carlyle have indicated that they intend to adopt the 10b5-1 Plan in accordance with Rules 10b5-1 and 10b-18 under the Exchange Act, under which the participants will buy up to $15 million in the aggregate of our common stock in the open market during the period beginning four full calendar weeks after the closing of this offering and ending on the earlier of the date on which the capital committed to the 10b5-1 Plan has been exhausted or one year after the closing of this offering, subject to certain conditions. See “Certain Relationships and Related Party Transactions” for additional details regarding the 10b5-1 Plan. Whether purchases will be made pursuant to the 10b5-1 Plan and how much will be purchased at any time is uncertain, dependent on prevailing market prices and trading volumes, all of which we cannot predict. These activities may have the effect of maintaining the market price of our common stock or retarding a decline in the market price of the common stock, and, as a result, the price of our common stock may be higher than the price that otherwise might exist in the open market.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Upon completion of this offering, we will have 60,966,283 shares of common stock outstanding (or 62,316,283 shares of common stock if the underwriters’ option to purchase additional shares is fully exercised), excluding 434,233 shares issued in association with the NFIC Acquisition and excluding 5,132 shares issued pursuant to the dividend reinvestment plan. Following this offering and the expiration of applicable lock-up periods, sales of substantial amounts of our common stock, or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

Our stockholders will experience dilution in their ownership percentage if they opt out of our dividend reinvestment plan.

Effective on July 5, 2017, we will convert our current “opt in” dividend reinvestment plan to an “opt out” dividend reinvestment plan, pursuant to which all dividends declared in cash payable to stockholders that do not elect to receive their distributions in cash will be automatically reinvested in shares of our common stock, rather than receiving cash. As a result, our stockholders that “opt out” of our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time. See “Distributions” and “Dividend Reinvestment Plan” for a description of our dividend policy and obligations.

There is a risk that our stockholders may not receive distributions or that our distributions may not grow over time and a portion of our distributions to you may be a return of capital for U.S. federal income tax purposes.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. If we declare a dividend and if enough stockholders opt to receive cash distributions rather than participate in our dividend reinvestment plan, we may be forced to sell some of our investments in order to make cash dividend payments. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. The Facilities may also limit our ability to declare dividends if we default under certain provisions. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution. See “Distributions.” The above referenced restrictions on distributions may also inhibit our ability to make required interest payments to holders of our debt, which may cause a default under the terms of our debt agreements. Such a default could materially increase our cost of raising capital, as well as cause us to incur penalties under the terms of our debt agreements.

Our stockholders may be required to pay federal income taxes in excess of the cash dividends they receive.

We may distribute taxable dividends that are payable in cash or shares of our common stock at the election of each stockholder. If too many stockholders elect to receive cash, each stockholder electing to receive cash would receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event would any stockholder electing to receive cash receive less than 20% of his or her entire distribution in cash. For U.S. federal income tax purposes, the amount of a dividend paid in stock would be equal to the amount of cash that could have been received instead of stock.

Stockholders receiving dividends in shares of our common stock would be required to include the full amount of the dividend (including the portion payable in stock) as ordinary income (or, in certain circumstances, long-term capital gain) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, stockholders may be required to pay income taxes with respect to such dividends in excess of the cash dividends received. If a U.S. stockholder sells the common stock that it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our common stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in common stock. In addition, if a significant number of our stockholders were to determine to sell shares of our common stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price (if any) of our common stock. It is unclear whether and to what extent we will be able to pay taxable dividends of the type described in this paragraph.

We may have difficulty paying our required distributions if we recognize taxable income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we will include in our taxable income certain amounts that we have not yet received in cash, such as OID or accruals on a contingent payment debt instrument, which may occur if we receive warrants in connection with the origination of a loan or possibly in other circumstances or contracted PIK interest, which generally represents contractual interest added to the loan balance and due at the end of the loan term. Such OID and PIK interest will be included in our taxable income before we receive any corresponding cash payments. We also may be required to include in our taxable income certain other amounts that we will not receive in cash. The credit risk associated with the collectability of deferred payments may be increased as and when a portfolio company increases the amount of interest on which it is deferring cash payment through deferred interest features. Our investments with a deferred interest feature may represent a higher credit risk than loans for which interest must be paid in full in cash on a regular basis. For example, even if the accounting conditions for income accrual are met, the borrower could still default when our actual collection is scheduled to occur upon maturity of the obligation.

Because in certain cases we may recognize taxable income before or without receiving cash representing such income, we may have difficulty making distributions to our stockholders that will be sufficient to enable us to meet the Annual Distribution Requirement necessary for us to maintain our status as a RIC. Accordingly, we may need to sell some of our assets at times and/or at prices that we would not consider advantageous, we may need to raise additional equity or debt capital, or we may need to forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take actions that are advantageous to our business) to enable us to make distributions to our stockholders that will be sufficient to enable us to meet the Annual Distribution Requirement. If we are unable to obtain cash from other sources to meet the Annual Distribution Requirement, we may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes). Alternatively, we may, with the consent of all our shareholders, designate an amount as a consent dividend (i.e., a deemed dividend). In that case, although we would not distribute any actual cash to our shareholders, the consent dividend would be treated like an actual dividend under the Code for all U.S. federal income tax purposes. This would allow us to deduct the amount of the consent dividend and our shareholders would be required to include that amount in income as if it were actually distributed. For additional discussion regarding the tax implications of a RIC, see “U.S. Federal Income Tax Considerations.”

Non-U.S. stockholders may be subject to withholding of U.S. federal income tax on dividends we pay.

Distributions of our “investment company taxable income” to a non-U.S. stockholder that are not effectively connected with the non-U.S. stockholder’s conduct of a trade or business within the United States will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of our current or accumulated earnings and profits. Certain properly designated dividends are generally exempt from withholding of U.S. federal income tax, including certain dividends that are paid in respect of our (i) “qualified net interest income” (generally, our U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we or the non-U.S. stockholder are at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year), and certain other requirements were satisfied. No assurance can be given as to whether any of our distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be designated as such by us. See “U.S. Federal Income Tax Considerations—Taxation of Non-U.S. stockholders.”

FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward-looking terminology such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may,” “plans,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. Our forward-looking statements include information in this prospectus regarding general domestic and global economic conditions, our future financing plans, our ability to operate as a BDC and the expected performance of, and the yield on, our portfolio companies. In particular, there are forward-looking statements under “Summary—TCG BDC, Inc.,” “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” There may be events in the future, however, that we are not able to predict accurately or control. The factors listed under “Risk Factors,” as well as any cautionary language in this prospectus, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Before you invest in our common stock, you should be aware that the occurrence of the events described in these risk factors and elsewhere in this prospectus could have a material adverse effect on our business, results of operation and financial position. You should not place undue reliance on these forward-looking statements, which speak only as of the date on which we make it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Under Sections 27A(b)(2) of the Securities Act and Section 21E(b)(2) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus or in a beneficial ownership report we file under the Exchange Act.

The following factors are among those that may cause actual results to differ materially from our forward-looking statements:

•	our, or our portfolio companies’, future business, operations, operating results or prospects;

•	the return or impact of current and future investments;

•	the impact of any protracted decline in the liquidity of credit markets on our business;

•	the impact of fluctuations in interest rates on our business;

•	currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars;

•	our future operating results;

•	the impact of changes in laws, policies or regulations (including the interpretation thereof) affecting our operations or the operations of our portfolio companies;

•	the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

•	our ability to recover unrealized losses;

•	market conditions and our ability to access alternative debt markets and additional debt and equity capital;

•	our contractual arrangements and relationships with third parties;

•	the general economy and its impact on the industries in which we invest;

•	the financial condition of and ability of our current and prospective portfolio companies to achieve their objectives;

•	competition with other entities and our affiliates for investment opportunities;

•	the speculative and illiquid nature of our investments;

•	the use of borrowed money to finance a portion of our investments;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital;

•	the costs associated with being a publicly traded company;

•	the loss of key personnel;

•	the timing, form and amount of any dividend distributions;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the ability of our Investment Adviser to locate suitable investments for us and to monitor and administer our investments;

•	the ability of Carlyle Employee Co. and CELF to attract and retain highly talented professionals that can provide services to our Investment Adviser and administrator;

•	our ability to maintain our status as a BDC;

•	our intent to satisfy the requirements of a regulated investment company under Subchapter M of the Code; and

•	the NFIC Acquisition.

Our actual results and condition could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of 9,000,000 shares of our common stock in this offering will be approximately $159.7 million (or approximately $183.9 million if the underwriters exercise in full their option to purchase additional shares of our common stock), after deducting the underwriting discounts and commissions paid by us to the underwriters and including estimated offering expenses of approximately $1.8 million payable by us. Such estimate is subject to change and no assurances can be given that actual expenses will not exceed such amount.

We expect to use 100% of the net proceeds from the closing of this offering to repay a portion of our outstanding debt under our Facilities. As of March 31, 2017, we had $201.1 million and $189.5 million outstanding under our SPV Credit Facility and Credit Facility, respectively, and the average interest rate, excluding fees (such as fees on undrawn amounts and amortization of financing costs), was 3.05% and 3.11%, respectively. The expected maturity date of the SPV Credit Facility and the Credit Facility is May 23, 2022 and March 21, 2022, respectively. After giving effect to the use of proceeds to pay down a portion of the outstanding balance under the SPV Credit Facility and the Credit Facility, approximately $201.1 million and $29.8 million, respectively will remain outstanding under the SPV Credit Facility and the Credit Facility assuming that we choose to solely pay down the Credit Facility. These numbers are subject to change depending on how we ultimately decide to allocate the proceeds from this offering between our two Facilities. We may re-borrow the amount we repay under our Facilities, subject to certain conditions, for general corporate purposes, which include making investments in accordance with our investment objective.

Affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch”), Citigroup Global Markets Inc. (“Citigroup”) and Mizuho Securities USA LLC (“Mizuho”) are lenders under the SPV Credit Facility and affiliates of BofA Merrill Lynch, Morgan Stanley & Co. L.L.C. (“Morgan Stanley”), J.P. Morgan Securities LLC (“J.P. Morgan”) and HSBC Securities (USA) Inc. (“HSBC”) are lenders under the Credit Facility. Accordingly, if we used 100% of the proceeds to repay a portion of our outstanding debt under the SPV Credit Facility or 100% of the proceeds to repay a portion of our outstanding debt under the Credit Facility, it is expected that the highest percentage that could be received by affiliates of BofA Merrill Lynch would be approximately 20% of the net proceeds of the offering, the highest percentage that could be received by affiliates of Morgan Stanley would be approximately 10% of the net proceeds of the offering, the highest percentage that could be received by affiliates of J.P. Morgan would be approximately 18% of the net proceeds of the offering, the highest percentage that could be received by affiliates of Citigroup would be approximately 38% of the net proceeds of the offering, the highest percentage that could be received by affiliates of HSBC would be approximately 18% of the net proceeds of the offering and the highest percentage that could be received by affiliates of Mizuho would be approximately 13% of the net proceeds of the offering, based upon the total public offering price set forth on the cover page of this prospectus. These numbers are subject to change depending on how we ultimately decide to allocate the proceeds from this offering between our two Facilities.

DISTRIBUTIONS

To the extent that we have taxable income available, we intend to distribute quarterly dividends to our stockholders. The amount of our dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. We anticipate that our distributions will generally be paid from taxable earnings, including interest and capital gains generated by our investment portfolio, and any other income, including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees, that we receive from portfolio companies. However, if we do not generate sufficient taxable earnings during a year, all or part of a distribution may constitute a return of capital. The specific tax characteristics of our dividends and other distributions will be reported to stockholders after the end of each calendar year. See “U.S. Federal Income Tax Considerations” for further information regarding the tax treatment of our distributions and the tax consequences of our retention of net capital gains.

We have elected to be treated, and intend to continue to qualify annually, as a RIC. To maintain our qualification as a RIC, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. In order to avoid certain excise taxes imposed on RICs, we intend to distribute during each calendar year an amount at least equal to the sum of: (1) 98% of our ordinary income for the calendar year; (2) 98.2% of our capital gain net income (both long-term and short-term) for the one-year period ending on October 31 of the calendar year; and, (3) any undistributed ordinary income and capital gain net income for preceding years that were not distributed during such years and on which we paid no U.S. federal income tax less certain over-distributions in prior years. In addition, although we currently intend to distribute realized net capital gains (i.e., net long term capital gains in excess of short term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment, pay U.S. federal income tax on such amounts at regular corporate tax rates, and elect to treat such gains as deemed distributions to stockholders. As a BDC, we must have at least 200% asset coverage calculated pursuant to the Investment Company Act immediately after each time we issue senior securities. Certain of our credit facilities also require that we maintain asset coverage of at least 200%. As of March 31, 2017, our asset coverage calculated in accordance with the Investment Company Act was 215.03%. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the Investment Company Act or if distributions are limited by the terms of any of our borrowings. See “Risk Factors—Risks Related to this Offering and our Common Stock—There is a risk that our stockholders may not receive distributions or that our distributions may not grow over time and a portion of our distributions to you may be a return of capital for U.S. federal income tax purposes.”

Unless you elect to receive your distributions in cash, we intend to make distributions in additional shares of our common stock under our dividend reinvestment plan. Stockholders who “opt out” of our dividend reinvestment plan receive cash distributions. See “Dividend Reinvestment Plan.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the Investment Company Act or if distributions are limited by the terms of any of our borrowings.

Our Board of Directors intends to declare a distribution of $0.37 per share for the quarter ending June 30, 2017 to stockholders of record as of June 30, 2017. Shares of common stock offered pursuant to this prospectus will be entitled to receive this distribution, which is expected to be paid on or about July 24, 2017. We anticipate that this distribution will be paid from taxable income generated primarily by interest income earned on our investment portfolio.

The following table summarizes the Company’s dividends declared and payable since inception through May 10, 2017:

Date	Record	Payment	Per Share
Declared(1)	Date	Date	Amount
March 13, 2014	March 31, 2014	April 14, 2014	$0.19
June 26, 2014	June 30, 2014	July 14, 2014	$0.27
September 12, 2014	September 18, 2014	October 9, 2014	$0.44
December 19, 2014	December 29, 2014	January 26, 2015	$0.35

Total Dividend for 2014			$1.25
March 11, 2015	March 13, 2015	April 17, 2015	$0.37
June 24, 2015	June 30, 2015	July 22, 2015	$0.37
September 24, 2015	September 24, 2015	October 22, 2015	$0.42
December 29, 2015	December 29, 2015	January 22, 2016	$0.40
December 29, 2015	December 29, 2015	January 22, 2016	$0.18	(2)

Total Dividend for 2015			$1.74
March 10, 2016	March 14, 2016	April 22, 2016	$0.40
June 8, 2016	June 8, 2016	July 22, 2016	$0.40
September 28, 2016	September 28, 2016	October 24, 2016	$0.40
December 29, 2016	December 29, 2016	January 24, 2017	$0.41
December 29, 2016	December 29, 2016	January 24, 2017	$0.07	(2)

Total Dividend for 2016			$1.68
March 20, 2017	March 20, 2017	April 24, 2017	$0.41

(1)	During the period ended December 31, 2013, no dividend was declared.
(2)	Represents a special dividend.

CAPITALIZATION

The following table sets forth (i) our capitalization as of March 31, 2017, (ii) our capitalization on a pro forma basis at March 31, 2017 to give effect to our Capital Calls for $189.5 million (See “Summary—Recent Developments”) and (iii) on an as-adjusted pro forma basis to give effect to this offering (assuming no exercise of the underwriters’ option to purchase additional shares) at the public offering price of $18.50 per share after deducting the underwriting discounts and commissions of approximately $5.0 million (reflecting 50% of the sales load payable by us) and estimated offering expenses of approximately $1.8 million (reflecting the 50% of the estimated offering expenses that are payable by us).

You should read this table together with “Use of Proceeds” and the financial statements and the related notes thereto included elsewhere in this prospectus.

	As of March 31, 2017
	Actual (in thousands)	Pro Forma (1)(2) (in thousands)	As Adjusted Pro Forma (2)(3) (in thousands)
Assets
Cash and cash equivalents	$44,874	$234,359	$234,359
Investments, at fair value	1,392,545	1,392,545	1,392,545
Other assets	21,574	21,574	21,574

Total assets	$1,458,993	$1,648,478	$1,648,478

Liabilities:
Secured borrowings(4)	$390,608	$390,608	$230,903
2015-1 Notes payable, net of unamortized debt issuance costs of $2,100	270,900	270,900	270,900
Other liabilities	34,167	34,167	34,167

Total liabilities	$695,675	$695,675	$535,970

Net assets:
Common stock, $0.01 par value; 200,000,000 shares authorized; 41,708,155 shares issued and outstanding, actual; 51,966,283 shares issued and outstanding, pro forma; 60,966,283 shares issued and outstanding, as adjusted pro forma	$417	$520	$610
Paid-in capital in excess of par value	799,688	989,070	1,148,685
Pre-IPO offering costs	(74)	(74)	(74)
Accumulated net investment income (loss), net cumulative dividends of $146,165	(33,051)	(33,051)	(33,051)
Accumulated net realized gain (loss)	(1,200)	(1,200)	(1,200)
Accumulated net unrealized appreciation (depreciation)	(2,462)	(2,462)	(2,462)

Total net assets	763,318	952,803	1,112,508

Total liabilities and net assets	$1,458,993	$1,648,478	$1,648,478

Net asset value per share	$18.30	$18.34	18.25

(1)

Does not reflect adjustments for the NFIC Acquisition. The NFIC Acquisition was completed on June 9, 2017, and each share of NFIC common stock issued and outstanding immediately prior to the effective time of the NFIC Acquisition was converted into the right to receive a mixture of cash and our shares from us, in accordance with the elections of individual NFIC stockholders. In accordance with such elections, we paid approximately $145.6 million in cash and issued 434,233 shares to the NFIC stockholders. As of March 31,

2017, NFIC had total assets of $274.0 million, with $267.3 million in investments at fair value, and total liabilities of $118.9 million. If the NFIC Acquisition is consummated, all of the assets and liabilities of NFIC immediately before the NFIC Acquisition will become our assets and liabilities, as the surviving entity, immediately after the NFIC Acquisition.
(2)	Does not reflect investment activity since March 31, 2017 and related deployment of Capital Calls. See “Summary—Recent Developments.”
(3)	The above table reflects indebtedness outstanding as of March 31, 2017. However, as of May 25, 2017, our total outstanding indebtedness was approximately $745.3 million. The net proceeds from this offering are expected to be used to pay down outstanding indebtedness.
(4)	Represents the outstanding amount under the Facilities.

DILUTION

The dilution to investors in this offering is represented by the difference between the offering price per share of our common stock and the pro forma NAV per share of our common stock after this offering. NAV per share is determined by dividing our NAV, which is our total tangible assets less total liabilities, by the number of outstanding shares of common stock.

As of March 31, 2017, we had 41,708,155 shares of common stock outstanding and our NAV was $763.3 million, or approximately $18.30 per share. After giving effect to the Capital Calls for $189.5 million, our pro forma net asset value before completion of this offering as of March 31, 2017 would have been $952.8 million or $18.34 per share. We refer to these items as the “as-adjusted” items in the table below. The as-adjusted items do not include adjustments for the NFIC Acquisition.

After giving effect to the sale of the shares of common stock to be sold in this offering, the Capital Calls, and the deduction of discounts and estimated offering expenses, our as-adjusted NAV as of March 31, 2017 would be approximately $1,112.5 million, or $18.25 per share, representing an immediate dilution of $0.25 per share, or 1.35%, to shares sold in this offering. The following illustration assumes no exercise of the underwriters’ option to purchase additional shares. If the underwriters’ option to purchase additional shares is exercised in full, there would be an immediate dilution to the NAV of $0.26 per share, or 1.41%, to the shares sold in this offering.

The following table illustrates the dilution to the shares on a per share basis:

The initial public offering price per share	$18.50
March 31, 2017 NAV per share	$18.30
Increase attributable to as-adjusted items described above	$0.04

As-adjusted NAV per share without giving effect to this offering	$18.34
Decrease in NAV per share immediately after this offering	$0.09

As-adjusted NAV per share immediately after this offering	$18.25
Dilution per share to stockholders participating in this offering (without exercise of the option to purchase additional shares)	$0.25

The following table summarizes, as of March 31, 2017, on the as-adjusted basis as described above, the total cash consideration paid to us and the average price per share paid by (i) our existing stockholders prior to this offering, (ii) by certain of our existing investors in the Capital Calls at the per share price of $18.47 per share, and (iii) by the new investors in this offering at an initial public offering price of $18.50 per share and prior to deducting the estimated underwriting discount and offering expenses (without exercise of the underwriters’ option to purchase additional shares). The table does not reflect adjustments for the NFIC Acquisition. The NFIC Acquisition was completed on June 9, 2017, and each share of NFIC common stock issued and outstanding immediately prior to the effective time of the NFIC Acquisition was converted into the right to receive a mixture of cash and our shares from us, in accordance with the elections of individual NFIC stockholders. In accordance with such elections, we paid approximately $145.6 million in cash and issued 434,233 shares to the NFIC stockholders. The table also does not reflect 5,132 shares issued pursuant to the dividend reinvestment plan.

	Shares		Total Consideration (in thousands)		Average Price Per Share
	Number	%	Amount	%
Shares outstanding as of March 31, 2017	41,708,155	68.4%	$763,318	68.6%	$18.30
Shares sold in the Capital Calls	10,258,128	16.8%	$189,485	17.0%	$18.47
Shares to be sold in this offering	9,000,000	14.8%	$159,705	14.4%	$18.50

Total	60,966,283	100%	$1,112,508	100%	$18.25

The as-adjusted NAV upon completion of this offering is calculated as follows (without exercise of the underwriters’ option to purchase additional shares):

Numerator (in thousands):
NAV	$952,803
Assumed proceeds from this offering (after deduction of sales load and offering expenses payable by us)	159,705

NAV upon completion of this offering	$1,112,508

Denominator:
Shares outstanding as of March 31, 2017	41,708,155
Shares sold in the Capital Calls	10,258,128
Shares to be sold in this offering	9,000,000

Total shares outstanding upon completion of this offering	60,966,283

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

(Dollar amounts are in thousands, except per share data, unless otherwise indicated)

The following discussion and analysis of our financial condition and results of operations should be read in conjunction with “Selected Financial Data and Other Information” and our consolidated financial statements and related notes appearing elsewhere in this prospectus. The information in this section contains forward-looking information that involves risks and uncertainties. Please see “Risk Factors” and “Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with this discussion and analysis. Our actual results could differ materially from those anticipated by such forward-looking information due to factors discussed under “Risk Factors” and “Forward-Looking Statements” appearing elsewhere in this prospectus.

OVERVIEW

We are a Maryland corporation formed on February 8, 2012, and structured as an externally managed, non-diversified closed-end investment company. We have elected to be regulated as a BDC under the Investment Company Act. We have elected to be treated, and intend to continue to comply with the requirements to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Code.

Our investment objective is to generate current income and capital appreciation primarily through debt investments in U.S. middle market companies, which we define as companies with approximately $10 million to $100 million of EBITDA. We seek to achieve our investment objective primarily through direct originations of Middle Market Senior Loans, with the balance of our assets invested in higher yielding investments (which may include unsecured debt, mezzanine debt and investments in equities). We generally make Middle Market Senior Loans to private U.S. middle market companies that are, in many cases, controlled by private equity firms. Depending on market conditions, we expect that between 70% and 80% of the value of our assets will be invested in Middle Market Senior Loans. We expect that the composition of our portfolio will change over time given our Investment Adviser’s view on, among other things, the economic and credit environment (including with respect to interest rates) in which we are operating.

We are externally managed by our Investment Adviser, an investment adviser registered under the Advisers Act. Prior to this offering, our Investment Adviser waived its right to receive one-third (0.50%) of the 1.50% base management fee. The fee waiver was scheduled to terminate upon consummation of this offering. However, our Investment Adviser has agreed to continue the fee waiver until the completion of the first full quarter after the consummation of this offering. Thus the management fee we pay to our Investment Adviser will be effectively higher after the first full quarter period following this offering. If the management fee waiver had not been in place for the three months ended March 31, 2017 and the years ended December 31, 2016 and 2015, our management fees would have increased by $1,708, $6,180 and $4,454, respectively.

Our Administrator provides the administrative services necessary for us to operate. Both our Investment Adviser and our Administrator are wholly owned subsidiaries of Carlyle Investment Management L.L.C., a subsidiary of Carlyle.

In conducting our investment activities, we believe that we benefit from the significant scale and resources of Carlyle, including our Investment Adviser and its affiliates. We have operated our business as a BDC since we began our investment activities in May 2013.

KEY COMPONENTS OF OUR RESULTS OF OPERATIONS

Investments

Our level of investment activity can and does vary substantially from period to period depending on many factors, including the amount of debt available to middle market companies, the general economic environment and the competitive environment for the type of investments we make.

Revenue

We generate revenue primarily in the form of interest income on debt investments we hold. In addition, we generate income from dividends on direct equity investments, capital gains on the sales of loans and debt and equity securities and various loan origination and other fees. Our debt investments generally have a stated term of five to eight years and generally bear interest at a floating rate usually determined on the basis of a benchmark such as LIBOR. Interest on these debt investments is generally paid quarterly. In some instances, we receive payments on our debt investments based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our debt investments prior to their scheduled maturity date. The frequency or volume of these repayments fluctuates significantly from period to period. Our portfolio activity also reflects the proceeds of sales of securities. We may also generate revenue in the form of commitment, origination, amendment, structuring or due diligence fees, fees for providing managerial assistance and consulting fees.

Expenses

Our primary operating expenses include the payment of: (i) investment advisory fees, including base management fees and incentive fees, to our Investment Adviser pursuant to an investment advisory agreement (the “Investment Advisory Agreement”) between us and our Investment Adviser; (ii) costs and other expenses and our allocable portion of overhead incurred by our Administrator in performing its administrative obligations under an administration agreement (the “Administration Agreement”) between us and our Administrator; and (iii) other operating expenses as detailed below:

•	the costs associated with the private offering of our common stock prior to this offering;

•	the costs of this offering and any other offerings of our common stock and other securities, if any;

•	calculating individual asset values and our net asset value (including the cost and expenses of any independent valuation firms);

•	expenses, including travel expenses, incurred by our Investment Adviser, or members of our Investment Adviser team managing our investments, or payable to third parties, performing due diligence on prospective portfolio companies and, if necessary, expenses of enforcing our rights;

•	the base management fee and any incentive fee payable under our Investment Advisory Agreement;

•	certain costs and expenses relating to distributions paid on our shares;

•	administration fees payable under our Administration Agreement and sub-administration agreements, including related expenses;

•	debt service and other costs of borrowings or other financing arrangements;

•	the allocated costs incurred by our Investment Adviser in providing managerial assistance to those portfolio companies that request it;

•	amounts payable to third parties relating to, or associated with, making or holding investments;

•	the costs associated with subscriptions to data service, research-related subscriptions and expenses and quotation equipment and services used in making or holding investments;

•	transfer agent and custodial fees;

•	costs of hedging;

•	commissions and other compensation payable to brokers or dealers;

•	federal and state registration fees;

•	any U.S. federal, state and local taxes, including any excise taxes;

•	independent director fees and expenses;

•	costs of preparing financial statements and maintaining books and records, costs of preparing tax returns, costs of Sarbanes-Oxley Act compliance and attestation and costs of filing reports or other documents with the SEC (or other regulatory bodies), and other reporting and compliance costs, including registration and listing fees, and the compensation of professionals responsible for the preparation or review of the foregoing;

•	the costs of any reports, proxy statements or other notices to our stockholders (including printing and mailing costs), the costs of any stockholders’ meetings and the compensation of investor relations personnel responsible for the preparation of the foregoing and related matters;

•	the costs of specialty and custom software for monitoring risk, compliance and overall portfolio, including any development costs incurred prior to the filing of our election to be regulated as a BDC;

•	our fidelity bond;

•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	indemnification payments;

•	direct fees and expenses associated with independent audits, agency, consulting and legal costs; and

•	all other expenses incurred by us or our Administrator in connection with administering our business, including our allocable share of certain officers and their staff compensation.

We expect our general and administrative expenses to be relatively stable or to decline as a percentage of total assets during periods of asset growth and to increase during periods of asset declines.

PORTFOLIO AND INVESTMENT ACTIVITY

As of March 31, 2017, the fair value of our investments was approximately $1,392,545, comprised of 94 investments in 82 portfolio companies/structured finance obligations/investment fund across 30 industries with 54 sponsors. As of December 31, 2016, the fair value of our investments was approximately $1,422,759, comprised of 98 investments in 86 portfolio companies/structured finance obligations/investment fund across 29 industries with 57 sponsors. As of December 31, 2015, the fair value of our investments was approximately $1,052,666, comprised of 85 portfolio companies/structured finance obligations. The fair value of our investments was approximately $698,662, comprised of 72 portfolio companies/structured finance obligations as of December 31, 2014.

Based on fair value as of March 31, 2017, our portfolio consisted of approximately 89.6% in secured debt (78.0% in first lien debt (including 12.1% in first lien/last out loans) and 11.6% in second lien debt), 9.6% in Credit Fund, 0.2% in structured finance obligations and 0.6% in equity investments. Based on fair value as of March 31, 2017, approximately 1% of our debt portfolio was invested in debt bearing a fixed interest rate and approximately 99% of our debt portfolio was invested in debt bearing a floating interest rate with an interest rate floor.

Based on fair value as of December 31, 2016, our portfolio consisted of approximately 92.2% in secured debt (80.1% in first lien debt (including 12.9% in first lien/last out loans) and 12.1% in second lien debt), 7% in Credit Fund, 0.37% in structured finance obligations and 0.46% in equity investments. Based on fair value as of December 31, 2016, approximately 1% of our debt portfolio was invested in debt bearing a fixed interest rate and approximately 99% of our debt portfolio was invested in debt bearing a floating interest rate with an interest rate floor.

Based on fair value as of December 31, 2015, our portfolio consisted of approximately 95.5% in secured debt (75.5% in first lien debt (including 11.7% in first lien/last out loans) and 20.0% in second lien debt), 4.3% in structured finance obligations and 0.2% in equity investments. Based on fair value as of December 31, 2015, approximately 3% of our debt portfolio was invested in debt bearing a fixed interest rate and approximately 97% of our debt portfolio was invested in debt bearing a floating interest rate with an interest rate floor.

Our investment activity for the three month periods ended March 31, 2017 and 2016 and the years ended December 31, 2016, 2015 and 2014 is presented below (information presented herein is at amortized cost unless otherwise indicated):

	For the three month periods ended		For the years ended December 31,
	March 31, 2017	March 31, 2016	December 31, 2016	December 31, 2015	December 31, 2014
Investments:
Total investments, beginning of period	$1,429,981	$1,079,720	$1,079,720	$707,701	$213,128
New investments purchased	152,235	132,291	755,654	597,811	614,622
Net accretion of discount on investments	3,576	611	5,605	3,035	1,108
Net realized gain (loss) on investments	(7,694)	(3,577)	(9,644)	1,164	72
Investments sold or repaid	(183,091)	(26,159)	(401,354)	(229,991)	(121,229)

Total Investments, end of period	$1,395,007	$1,182,886	$1,429,981	$1,079,720	$707,701

Principal amount of investments funded:
First Lien Debt	$94,929	$100,556	$604,514	$481,510	$457,212
Second Lien Debt	1,800	34,000	38,950	115,250	80,790
Structured Finance Obligations	—	—	—	15,760	115,638
Equity Investments	1,552	—	2,856	1,507	—
Investment Fund	56,160	1	119,785	—	—

Total	$154,441	$134,557	$766,105	$614,027	$653,640

Principal amount of investments sold or repaid:
First Lien Debt	$(154,003)	$(5,629)	$(254,921)	$(191,718)	$(77,040)
Second Lien Debt	(13,000)	(11,000)	(83,279)	(8,000)	(9,500)
Structured Finance Obligations	(5,000)	(14,200)	(81,442)	(39,475)	(31,363)
Investment Fund	(22,000)	—	(22,400)	—	—

Total	$(194,003)	$(30,829)	$(442,042)	$(239,193)	$(117,903)

Number of new funded investments	17	11	62	46	58
Average new funded investment amount	$9,085	$12,032	$12,188	$12,996	$10,597
Percentage of new funded debt investments at floating interest rates	91%	100%	100%	98%	98%
Percentage of new funded debt investments at fixed interest rates	9%	0%	0%	2%	2%

As of March 31, 2017 and December 31, 2016, investments consisted of the following:

	March 31, 2017		December 31, 2016
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First Lien Debt	$1,088,396	$1,085,554	$1,145,326	$1,139,548
Second Lien Debt	161,912	161,643	172,960	171,864
Structured Finance Obligations	6,582	2,776	9,239	5,216
Equity Investments	6,572	8,451	5,071	6,474
Investment Fund	131,545	134,121	97,385	99,657

Total	$1,395,007	$1,392,545	$1,429,981	$1,422,759

The weighted average yields (1) for our first and second lien debt, based on the amortized cost and fair value as of March 31, 2017 and December 31, 2016, were as follows:

	March 31, 2017		December 31, 2016
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First Lien Debt (excluding First Lien/Last Out)	7.35%	7.37%	7.09%	7.15%
First Lien/Last Out Unitranche	12.00%	11.99%	12.33%	12.12%

First Lien Debt Total	8.07%	8.09%	7.92%	7.96%
Second Lien Debt	10.07%	10.09%	9.97%	10.04%

First and Second Lien Debt Total	8.33%	8.35%	8.19%	8.23%

(1)	Weighted average yields include the effect of accretion of discounts and amortization of premiums and are based on interest rates as of March 31, 2017 and December 31, 2016. Weighted average yield on debt and income producing securities at fair value is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of OID and market discount earned on accruing debt included in such securities, divided by (b) total first lien and second lien debt at fair value included in such securities. Weighted average yield on debt and income producing securities at amortized cost is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of OID and market discount earned on accruing debt included in such securities, divided by (b) total first lien and second lien debt at amortized cost included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented above.

Total weighted average yields (which includes the effect of accretion of discount and amortization of premiums) of our first and second lien debt investments as measured on an amortized cost basis, increased from 8.19% to 8.33% from December 31, 2016 to March 31, 2017. The increase in weighted average yields was mainly due to the increase in 90-day LIBOR from 1.00% to 1.15% and from originations of new investments with higher weighted average yields of 9.22% and sales/repayments of existing investments with lower weighted average yields of 8.45%.

The following table summarizes the fair value of our performing and non-performing investments as of March 31, 2017 and December 31, 2016.

	March 31, 2017		December 31, 2016
	Fair Value	Percentage	Fair Value	Percentage
Performing	$1,383,687	99.36%	$1,415,131	99.46%
Non-accrual(1)	8,858	0.64%	7,628	0.54

Total	$1,392,545	100.00%	$1,422,759	100.00%

(1)	Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest has been paid current and, in management’s judgment, likely to remain current. Management may not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection. See “—Critical Accounting Policies—Revenue Recognition.”

See the Consolidated Schedules of Investments as of March 31, 2017 and December 31, 2016 in our consolidated financial statements for more information on these investments, including a list of companies and type and amount of investments.

As part of the monitoring process, our Investment Adviser has developed risk policies pursuant to which it regularly assesses the risk profile of each of our debt investments and rates each of them based on the following categories, which we refer to as “Internal Risk Ratings”:

Internal Risk Ratings Definitions

Rating	Definition

1	Performing—Low Risk: Borrower is operating more than 10% ahead of the base case.

2	Performing—Stable Risk: Borrower is operating within 10% of the base case (above or below). This is the initial rating assigned to all new borrowers.

3	Performing—Management Notice: Borrower is operating more than 10% below the base case. A financial covenant default may have occurred, but there is a low risk of payment default.

4	Watch List: Borrower is operating more than 20% below the base case and there is a high risk of covenant default, or it may have already occurred. Payments are current although subject to greater uncertainty, and there is moderate to high risk of payment default.

5	Watch List—Possible Loss: Borrower is operating more than 30% below the base case. At the current level of operations and financial condition, the borrower does not have the ability to service and ultimately repay or refinance all outstanding debt on current terms. Payment default is very likely or may have occurred. Loss of principal is possible.

6	Watch List—Probable Loss: Borrower is operating more than 40% below the base case, and at the current level of operations and financial condition, the borrower does not have the ability to service and ultimately repay or refinance all outstanding debt on current terms. Payment default is very likely or may have already occurred. Additionally, the prospects for improvement in the borrower’s situation are sufficiently negative that impairment of some or all principal is probable.

Our Investment Adviser’s risk rating model is based on evaluating portfolio company performance in comparison to the base case when considering certain credit metrics including, but not limited to, adjusted EBITDA and net senior leverage as well as specific events including, but not limited to, default and impairment.

Our Investment Adviser monitors and, when appropriate, changes the investment ratings assigned to each debt investment in our portfolio. In connection with our quarterly valuation process, our Investment Adviser reviews our investment ratings on a regular basis. The following table summarizes the Internal Risk Ratings as of March 31, 2017 and December 31, 2016:

	March 31, 2017		December 31, 2016
	Fair Value	% of Fair Value	Fair Value	% of Fair Value
(dollar amounts in millions)
Internal Risk Rating 1	$27.5	2.20%	$59.3	4.52%
Internal Risk Rating 2	1,023.2	82.05	1,055.7	80.50
Internal Risk Rating 3	93.7	7.51	100.9	7.70
Internal Risk Rating 4	89.4	7.17	75.7	5.77
Internal Risk Rating 5	13.4	1.07	12.2	0.93
Internal Risk Rating 6	—	—	7.6	0.58

Total	$1,247.2	100.00%	$1,311.4	100.00%

As of March 31, 2017 and December 31, 2016, the weighted average Internal Risk Rating of our debt investment portfolio was 2.2. As of March 31, 2017, nine of our debt investments, with an aggregate fair value of $102.8 million, were assigned an Internal Risk Rating of 4-6. As of December 31, 2016, 8 of our debt investments, with an aggregate fair value of $95.5 million, were assigned an Internal Risk Rating of 4-6. As of March 31, 2017 and December 31, 2016, one first lien debt investment in the portfolio with a fair value of $8.9 million and $7.6 million, respectively, was on non-accrual status, which represented approximately 0.71% and 0.58%, respectively, of total first and second lien investments at fair value. The remaining first and second lien debt investments were performing and current on their interest payments as of March 31, 2017 and December 31, 2016. During the period ended March 31, 2017, one investment with fair value of $9.8 million was downgraded to an Internal Risk Rating of 4 due to changes in financial condition and performance of the respective portfolio company; the other changes in Internal Risk Rating 4 were due to immaterial investments. Effective January 31, 2017, TwentyEighty, Inc. (fka Miller Heiman, Inc.) completed a restructuring whereby the first lien debt held by us, which carried an Internal Risk Rating of 6 as of December 31, 2016, was converted into new term loans and equity. As of March 31, 2017, the fair value of such new term loans with an Internal Risk Rating of 3 was $2.8 million, an Internal Risk Rating of 4 was $3.8 million, and an Internal Risk Rating of 5 was $2.3 million.

CONSOLIDATED RESULTS OF OPERATIONS

For the three month periods ended March 31, 2017 and 2016

The net increase or decrease in net assets from operations may vary substantially from period to period as a result of various factors, including the recognition of realized gains and losses and net change in unrealized appreciation and depreciation. As a result, quarterly comparisons may not be meaningful.

Investment Income

Investment income for the three month periods ended March 31, 2017 and 2016 were as follows:

	For the three month periods ended
	March 31, 2017	March 31, 2016
First Lien Debt	$26,701	$16,198
Second Lien Debt	4,169	6,424
Structured Finance Obligations	—	485
Equity Investments	1	—
Investment Fund	3,209	—
Cash	19	3

Total investment income	$34,099	$23,110

The increase in investment income for the three month period ended March 31, 2017 from the comparable period in 2016 was primarily driven by our increasing invested balance, increased fees and other income from amendments and prepayments, and interest and dividend income from Credit Fund. As of March 31, 2017, the size of our portfolio increased to $1,395,007 from $1,182,886 as of March 31, 2016, at amortized cost, and total principal amount of investments outstanding increased to $1,427,572 from $1,246,092 as of March 31, 2016. As of March 31, 2017, the weighted average yield of our first and second lien debt increased to 8.33% from 8.14% as of March 31, 2016, on amortized cost.

Interest income on our first and second lien debt investments is dependent on the composition and credit quality of the portfolio. Generally, we expect the portfolio to generate predictable quarterly interest income based on the terms stated in each loan’s credit agreement. As of March 31, 2017, one first lien debt investment in the portfolio was non-performing. The fair value of the loan in the portfolio on non-accrual status was $8,858, which represents approximately 0.71% of total first and second lien investments at fair value. The remaining first and second lien debt investments were performing and current on their interest payments as of March 31, 2017. All first and second lien debt investments were performing and current on their interest payments as of March 31, 2016. Interest income from structured finance obligations is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows. The effective yield is updated at least quarterly based on payments received and expected future payments. In estimating these cash flows, there are a number of assumptions that are subject to uncertainties, including the amount and timing of principal payments which are impacted by prepayments, repurchases, defaults, delinquencies and liquidations of or within the CLO funds that issued the structured finance obligations. These uncertainties are difficult to predict and are subject to future events that could have impacted our estimates if the information was known at the time of such estimates. As a result, actual results may differ significantly from these estimates.

For the three month periods ended March 31, 2017 and 2016, we earned $2,536 and $999, respectively, in other income. The increase in other income for the three month period ended March 31, 2017 from March 31, 2016 was primarily due to higher syndication fees and prepayment fees resulting from full paydowns on select investments.

Our total dividend and interest income from investments in Credit Fund totaled $3,209 for the three month period ended March 31, 2017. We did not receive any dividend or interest income from investments in Credit Fund for the three month period ended March 31, 2016. We made our first investment in Credit Fund in February 2016.

Net investment income for the three month periods ended March 31, 2017 and 2016 was as follows:

	For the three month periods ended
	March 31, 2017	March 31, 2016
Total investment income	$34,099	$23,110
Net expenses	(14,992)	(11,150)

Net investment income (loss)	$19,107	$11,960

Expenses

	For the three month periods ended
	March 31, 2017	March 31, 2016
Base management fees	$5,125	$4,140
Incentive fees	4,777	2,990
Professional fees	443	431
Administrative service fees	173	148
Interest expense	5,034	3,599
Credit facility fees	503	599
Directors’ fees and expenses	103	120
Other general and administrative	542	503

Total expenses	16,700	12,530
Waiver of base management fees	(1,708)	(1,380)

Net expenses	$14,992	$11,150

Interest expense and credit facility fees for the three month periods ended March 31, 2017 and 2016 were comprised of the following:

	For the three month periods ended
	March 31, 2017	March 31, 2016
Interest expense	$5,034	$3,599
Facility unused commitment fee	292	361
Amortization of deferred financing costs	181	213
Other fees	30	25

Total interest expense and credit facility fees	$5,537	$4,198

Cash paid for interest expense	$4,952	$3,227

The increase in interest expense for the three month period ended March 31, 2017 compared to the comparable period in 2016 was driven by increased drawings under the Facilities related to increased deployment of capital for investments. For the three month period ended March 31, 2017, the average interest rate increased to 3.12% from 2.70% for the comparable period in 2016, and average principal debt outstanding increased to $649,532 from $530,170 for the comparable period in 2016.

The increase in base management fees (and related waiver of base management fees) and incentive fees related to pre-incentive fee net investment income for the three month period ended March 31, 2017 from the comparable period in 2016 were driven by our deployment of capital and increasing invested balance. For the three month periods ended March 31, 2017 and 2016, base management fees were $3,417 and $2,760, respectively, (net the waiver of $1,708 and $1,380, respectively), incentive fees related to pre-incentive fee net investment income were $4,777 and $2,990, respectively, and there were no incentive fees related to realized capital gains. The accrual for any capital gains incentive fee under accounting principles generally accepted in the United States (“US GAAP”) in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reduction of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual.

Professional fees include legal, rating agencies, audit, tax, valuation, technology and other professional fees incurred related to the management of us. Administrative service fees represent fees paid to the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement, including our allocable portion of the cost of certain of our executive officers and their respective staff. Other general and administrative expenses include insurance, filing, research, subscriptions and other costs.

Net Realized Gain (Loss) and Net Change in Unrealized Appreciation (Depreciation) on Investments

During the three months ended March 31, 2017 and 2016, we had realized gains on 4 and 3 investments, respectively, totaling approximately $186 and $11, respectively, which was offset by realized losses on 3 and 3 investments, respectively, totaling approximately $7,880 and $3,588, respectively. During the three month periods ended March 31, 2017 and 2016, we had a change in unrealized appreciation on 57 and 34 investments, respectively, totaling approximately $17,492 and $8,051, respectively, which was offset by a change in unrealized depreciation on 41 and 67 investments, respectively, totaling approximately $12,732 and $19,142, respectively. In particular, effective January 31, 2017, TwentyEighty, Inc. (fka Miller Heiman, Inc.) completed a restructuring whereby the first lien debt held by us was converted into new term loans and equity. As a result, $10,943 of unrealized depreciation was reversed and we realized a loss of $7,738 during the period.

Net realized gain (loss) and net change in unrealized appreciation (depreciation) by the type of investments for the three month periods ended March 31, 2017 and 2016 were as follows:

	For the three month periods ended
	March 31, 2017	March 31, 2016
Net realized gain (loss) on investments	$(7,694)	$(3,577)
Net change in unrealized appreciation (depreciation) on investments	4,760	(11,091)

Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments	$(2,934)	$(14,668)

Net realized gain (loss) and net change in unrealized appreciation (depreciation) by the type of investments for the three month periods ended March 31, 2017 and 2016 were as follows:

	For the three month periods ended
	March 31, 2017		March 31, 2016
Type	Net realized gain (loss)	Net change in unrealized appreciation (depreciation)	Net realized gain (loss)	Net change in unrealized appreciation (depreciation)
First Lien Debt	$(7,552)	$2,935	$4	$(5,166)
Second Lien Debt	(3)	827	—	(5,256)
Structured Finance Obligations	(139)	217	(3,581)	(1,040)
Equity Investments	—	477	—	371
Investment Fund	—	304	—	—

Total	$(7,694)	$4,760	$(3,577)	$(11,091)

Net change in unrealized depreciation in our investments for the three months ended March 31, 2017 compared to the comparable period in 2016 was primarily due to changes in various inputs utilized under our valuation methodology, including, but not limited to, market spreads, leverage multiples and borrower ratings.

For the years ended December 31, 2016, 2015 and 2014

The net increase or decrease in net assets from operations may vary substantially from period to period as a result of various factors, including the recognition of realized gains and losses and net change in unrealized appreciation and depreciation. As a result, quarterly comparisons may not be meaningful.

Investment Income

Investment income for the years ended December 31, 2016, 2015 and 2014, was as follows:

	For the years ended December 31,
	2016	2015	2014
Investment income:
First Lien Debt	$83,713	$45,654	$18,028
Second Lien Debt	23,190	15,357	5,716
Structured Finance Obligations	887	8,160	9,233
Equity Investments	13	12	—
Investment Fund	3,140	—	—
Cash	28	7	7

Total investment income	$110,971	$69,190	$32,984

The increase in investment income for the year ended December 31, 2016 from the comparable period in 2015 was primarily driven by our deployment of capital, increasing invested balance, increased fees and other income from syndications, amendments and prepayments, and dividends declared by Credit Fund. The size of our portfolio increased to $1,429,981 as of December 31, 2016 from $1,079,720 as of December 31, 2015, at amortized cost, and total principal amount of investments outstanding increased to $1,467,133 as of December 31, 2016 from $1,142,364 as of December 31, 2015. The increase in interest income was also due to the increase in the weighted average yield. As of December 31, 2016, the weighted average yield of our first and second lien debt increased to 8.19% from 7.93% as of December 31, 2015, on amortized cost.

The increase in investment income for the year ended December 31, 2015 from the comparable period in 2014 was primarily driven by our deployment of capital and increasing invested balance. The size of our portfolio increased to $1,079,720 as of December 31, 2015 from $707,701 as of December 31, 2014, at amortized cost, and total principal amount of investments outstanding increased to $1,142,364 as of December 31, 2015 from $767,530 as of December 31, 2014. The increase in interest income was also due to the increase in the weighted average yield. As of December 31, 2015, the weighted average yield of our first and second lien debt increased to 7.93% from 6.70% as of December 31, 2014, on amortized cost.

Interest income on our first and second lien debt investments is dependent on the composition and credit quality of the portfolio. Generally, we expect the portfolio to generate predictable quarterly interest income based on the terms stated in each loan’s credit agreement. As of December 31, 2016, one first lien debt investment in the portfolio was non-performing. The fair value of the loan in the portfolio on non-accrual status was $7,628, which represents approximately 0.5% of total investments at fair value. The remaining first and second lien debt investments were performing and current on their interest payments as of December 31, 2016 and for the year then ended. As of December 31, 2015 and 2014 and for the years then ended, all of our first and second lien debt investments were performing and current on their interest payments. Interest income from structured finance obligations is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows. The effective yield is updated periodically based on payments received and expected future payments. In estimating these cash flows, there are a number of assumptions that are subject to uncertainties, including the amount and timing of principal payments which are impacted by prepayments, repurchases, defaults, delinquencies and liquidations of or within the CLO funds. These uncertainties are difficult to predict and are subject to future events that could have impacted our estimates if the information was known at the time. As a result, actual results may differ significantly from these estimates.

For the years ended December 31, 2016, 2015 and 2014, we earned $6,635, $834 and $244, respectively, in other income. The increase in other income for the year ended December 31, 2016 from December 31, 2015 was primarily due to higher syndication and prepayment fees resulting from partial and/or full paydowns on select investments.

Our total dividend and interest income from investments in Credit Fund totaled $3,140 for the year ended December 31, 2016. We made our first investment in Credit Fund in February 2016.

Net investment income (loss) for the years ended December 31, 2016, 2015 and 2014 was as follows:

	For the years ended December 31,
	2016	2015	2014
Total investment income	$110,971	$69,190	$32,984
Net expenses	(51,350)	(33,666)	(18,724)

Net investment income (loss)	$59,621	$35,524	$14,260

Expenses

	For the years ended December 31,
	2016	2015	2014
Base management fees	$18,539	$13,361	$6,559
Incentive fees	14,905	8,881	3,578
Professional fees	2,103	1,845	2,169
Administrative service fees	703	595	626
Interest expense	16,462	9,582	3,648
Credit facility fees	2,573	1,898	3,052
Directors’ fees and expenses	553	419	395
Other general and administrative	1,692	1,539	883
Waiver of base management fees	(6,180)	(4,454)	(2,186)

Net expenses	$51,350	$33,666	$18,724

Interest expense and credit facility fees for the years ended December 31, 2016, 2015 and 2014 were comprised of the following:

	For the years ended December 31,
	2016	2015	2014
Interest expense	$16,462	$9,582	$3,648
Facility unused commitment fee	1,253	847	1,129
Amortization of deferred financing costs	1,213	945	1,820
Other fees	107	106	103

Total interest expense and credit facility fees	$19,035	$11,480	$6,700

Cash paid for interest expense	$15,267	$8,083	$2,882

The increase in interest expense for the year ended December 31, 2016 compared to the comparable period in 2015 was driven by increased drawings under the Facilities related to increased deployment of capital for investments, and additional debt issued through the securitization in the form of the 2015-1 Notes. For the year ended December 31, 2016, the average interest rate increased to 2.81% from 2.31% for the comparable period in 2015, and average principal debt outstanding increased to $580,734 from $406,638 for the comparable period in 2015.

The increase in interest expense for the year ended December 31, 2015 compared to the comparable period in 2014 was driven by increased drawings under the Facilities related to increased deployment of capital for investments. For the year ended December 31, 2015, the average interest rate increased to 2.31% from 2.18% for the comparable period in 2014, and average principal debt outstanding increased to $406,638 from $164,980 for the comparable period in 2014.

The increase in base management fees (and related waiver of base management fees) and incentive fees related to pre-incentive fee net investment income for the year ended December 31, 2016 from the comparable period in 2015 and for the year ended December 31, 2015 from the comparable period in 2014 was driven by our deployment of capital and our increasing invested balance. For the years ended December 31, 2016, 2015 and 2014, base management fees were $12,359, $8,907 and $4,373, respectively (net of waiver of $6,180, $4,454 and $2,186, respectively); incentive fees related to pre-incentive fee net investment income were $14,905, $8,881 and $3,578, respectively, and there were no incentive fees related to realized capital gains. For the year ended December 31, 2016, 2015 and 2014 we recorded no accrued capital gains incentive fees based upon our cumulative net realized and unrealized appreciation (depreciation) as of December 31, 2016, 2015 and 2014, respectively. The accrual for any capital gains incentive fee under accounting principles generally accepted in the

United States (“US GAAP”) in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reduction of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual.

Professional fees include legal, rating agencies, audit, tax, valuation, technology and other professional fees incurred related to the management of us. Administrative service fees represent fees paid to the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement, including our allocable portion of the cost of certain of our executive officers and their respective staff. Other general and administrative expenses include insurance, filing, research, subscriptions and other costs. The increase in other general and administrative expenses for the year ended December 31, 2016 from the comparable period in 2015 and for the year ended in December 31, 2015 from the comparable period in 2014 was primarily driven by the increased deployment of capital.

Net Realized Gain (Loss) and Net Change in Unrealized Appreciation (Depreciation) on Investments

During the years ended December 31, 2016, 2015 and 2014, we had realized gains on 10, 8, and 4, investments, respectively, totaling approximately $864, $1,622, and $391, respectively, which was offset by realized losses on 14, 6, and 3, investments, respectively, totaling approximately $10,508, $458, and $319, respectively. During the years ended December 31, 2016, 2015 and 2014, we had a change in unrealized appreciation on 104, 48, and 25 investments, respectively, totaling approximately $41,130, $8,597, and $2,931, respectively, which was offset by a change in unrealized depreciation on 24, 71, and 65 investments, respectively, totaling approximately $21,298, $26,612, and $11,649, respectively.

Net realized gain (loss) and net change in unrealized appreciation (depreciation) for the years ended December 31, 2016, 2015 and 2014, were as follows:

	For the years ended December 31,
	2016	2015	2014
Net realized gain (loss) on investments	$(9,644)	$1,164	$72
Net change in unrealized appreciation (depreciation) on investments	19,832	(18,015)	(8,718)

Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments	$10,188	$(16,851)	$(8,646)

Net realized gain (loss) and net change in unrealized appreciation (depreciation) by the type of investments for the years ended December 31, 2016, 2015 and 2014 were as follows:

	For the years ended December 31,
	2016		2015		2014
Type	Net realized gain (loss)	Net change in unrealized appreciation (depreciation)	Net realized gain (loss)	Net change in unrealized appreciation (depreciation)	Net realized gain (loss)	Net change in unrealized appreciation (depreciation)
First Lien Debt	$383	$46	$208	$(3,160)	$—	$(2,829)
Second Lien Debt	275	5,216	—	(2,925)	120	(2,518)
Structured Finance Obligations	(10,302)	11,105	956	(12,139)	(48)	(3,371)
Equity Investments	—	1,193	—	209	—	—
Investment Fund	—	2,272	—	—	—	—

Total	$(9,644)	$19,832	$1,164	$(18,015)	$72	$(8,718)

Net change in unrealized appreciation in our investments for the year ended December 31, 2016 compared to the comparable period in 2015 was primarily due to a tightening spread environment during the year. Net change in unrealized depreciation in our investments for the year ended December 31, 2015 compared to the comparable period in 2014 was primarily due to a widening spread environment during the last six months of the year.

MIDDLE MARKET CREDIT FUND, LLC

Overview

On February 29, 2016, we and Credit Partners entered into an amended and restated limited liability company agreement, which was subsequently amended on June 24, 2016 (as amended, the “Limited Liability Company Agreement”) to co-manage Credit Fund, an unconsolidated Delaware limited liability company. Credit Fund primarily invests in first lien loans of middle market companies. Credit Fund is managed by a six-member board of managers, on which we and Credit Partners each have equal representation. Establishing a quorum for Credit Fund’s board of managers requires at least four members to be present at a meeting, including at least two of our representatives and two of Credit Partners’ representatives. We and Credit Partners each have 50% economic ownership of Credit Fund and have commitments to fund, from time to time, capital of up to $400,000 each. Funding of such commitments generally requires the approval of the board of Credit Fund, including the board members appointed by us. By virtue of its membership interest, we and Credit Partners each indirectly bear an allocable share of all expenses and other obligations of Credit Fund.

Together with Credit Partners, we co-invest through Credit Fund. Investment opportunities for Credit Fund are sourced primarily by us and our affiliates. Portfolio and investment decisions with respect to Credit Fund must be unanimously approved by a quorum of Credit Fund’s investment committee consisting of an equal number of representatives of us and Credit Partners. Therefore, although we own more than 25% of the voting securities of Credit Fund, we do not believe that we have control over Credit Fund (other than for purposes of the Investment Company Act). The Credit Fund Sub, a Delaware limited liability company, was formed on April 5, 2016. Credit Fund Sub primarily invests in first lien loans of middle market companies. Credit Fund Sub is a wholly owned subsidiary of Credit Fund and is consolidated in Credit Fund’s consolidated financial statements commencing from the date of its formation. Credit Fund follows the same Internal Risk Rating system as us.

Credit Fund, we and Credit Partners entered into an administration agreement with Carlyle GMS Finance Administration L.L.C., the administrative agent of Credit Fund (in such capacity, the “Administrative Agent”), pursuant to which the Administrative Agent is delegated certain administrative and non-discretionary functions, is authorized to enter into sub-administration agreements at our expense with the approval of the board of managers of Credit Fund, and is reimbursed by Credit Fund for its costs and expenses and Credit Fund’s allocable portion of overhead incurred by the Administrative Agent in performing its obligations thereunder.

Selected Financial Data

Since inception of Credit Fund and through March 31, 2017 and December 31, 2016, we and Credit Partners each made capital contributions of $1 in members’ equity and $45,500 and $35,000, respectively, in subordinated loans to Credit Fund. As of March 31, 2017 and December 31, 2016, Credit Fund had net borrowings of $86,044 and $62,384, respectively, in mezzanine loans under the Credit Fund Facility. As of March 31, 2017 and December 31, 2016, Credit Fund had subordinated loans and members’ capital of $96,155 and $74,547, respectively. The interest rate for Credit Fund’s mezzanine loans is LIBOR plus 9.50% with a maturity date of June 24, 2017. The interest rate for Credit Fund’s subordinated loans was 0.001% with a maturity date of March 1, 2021. As of March 31, 2017 and December 31, 2016, our ownership interest in such subordinated loans and members’ capital was $48,077 and $37,273, respectively, and in such mezzanine loans was $86,044 and $62,384, respectively.

As of March 31, 2017 and December 31, 2016, Credit Fund held cash and cash equivalents totaling $10,533 and $6,103, respectively.

As of March 31, 2017 and December 31, 2016, Credit Fund had total investments at fair value of $558,694 and $437,829, respectively, which was comprised of first lien senior secured loans and second lien senior secured loans to 35 and 28 portfolio companies, respectively. As of March 31, 2017 and December 31, 2016, no loans in Credit Fund’s portfolio were on non-accrual status or contained PIK provisions. All investments in the portfolio were floating rate debt investments. The portfolio companies in Credit Fund are U.S. middle market companies in industries similar to those in which we may invest directly. Additionally, as of March 31, 2017 and December 31, 2016, Credit Fund had commitments to fund various undrawn revolvers and delayed draw investments to its portfolio companies totaling $32,012 and $30,361, respectively.

Below is a summary of Credit Fund’s portfolio, followed by a listing of the loans in Credit Fund’s portfolio as of March 31, 2017 and December 31, 2016:

	As of March 31, 2017	As of December 31, 2016
Senior secured loans (1)	$560,196	$439,086
Weighted average yields of senior secured loans based on amortized cost (2)	6.53%	6.47%
Weighted average yields of senior secured loans based on fair value (2)	6.46%	6.41%
Number of portfolio companies in Credit Fund	35	28
Average amount per portfolio company (1)	$16,006	$15,682
Weighted average Internal Risk Rating	2.0	2.0

(1)	At par/principal amount.
(2)	Weighted average yields include the effect of accretion of discounts and amortization of premiums and are based on interest rates as of March 31, 2017 and December 31, 2016. Weighted average yield on debt and income producing securities at fair value is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of OID and market discount earned on accruing debt included in such securities, divided by (b) total first lien and second lien debt at fair value included in such securities. Weighted average yield on debt and income producing securities at amortized cost is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of OID and market discount earned on accruing debt included in such securities, divided by (b) total first lien and second lien debt at amortized cost included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented above.

Consolidated Schedule of Investments as of March 31, 2017 (unaudited)

Investments (1)	Industry	Interest Rate	Maturity Date	Par/ Principal Amount	Amortized Cost (5)	Fair Value (6)
First Lien Debt (99.42% of fair value)
Advanced Instruments, LLC (2) (3) (4) (10) (11)	Healthcare & Pharmaceuticals	L + 5.25% (1.00% Floor)	10/31/2022	$12,000	$11,867	$11,972
AM Conservation Holding Corporation (2) (3) (4)	Energy: Electricity	L + 4.75% (1.00% Floor)	10/31/2022	29,925	29,657	30,185
Anaren, Inc. (2) (3) (4)	Telecommunications	L + 4.50% (1.00% Floor)	2/18/2021	6,963	6,935	6,963
Borchers, Inc. (2) (3) (4) (7) (10) (11)	Chemicals, Plastics & Rubber	L + 4.75% (1.00% Floor)	1/13/2024	8,142	8,096	8,170
Datapipe, Inc. (2) (3) (4) (11)	Telecommunications	L + 4.75% (1.00% Floor)	3/15/2019	9,725	9,650	9,753
DBI Holding LLC (2) (3) (4)	Business Services	L + 5.25% (1.00% Floor)	8/1/2021	19,950	19,774	19,754
Dent Wizard International Corporation (2) (3) (4) (11)	Automotive	L + 4.75% (1.00% Floor)	4/7/2020	15,000	14,861	14,984
Dimora Brands, Inc. (fka TK USA Enterprises, Inc.) (2) (3) (4) (11)	Construction & Building	L + 4.50% (1.00% Floor)	4/4/2023	19,800	19,539	19,743
Diversitech Corporation (2) (4) (10)	Capital Equipment	P + 3.50%	11/19/2021	14,766	14,589	14,766
DTI Holdco, Inc. (2) (3) (4) (7)	High Tech Industries	L + 5.25% (1.00% Floor)	9/30/2023	19,900	19,704	19,639
EAG, Inc. (2) (3) (4) (11)	Business Services	L + 4.25% (1.00% Floor)	7/28/2018	8,440	8,430	8,469
EIP Merger Sub, LLC (Evolve IP) (2) (3) (4) (8) (11)	Telecommunications	L + 6.25% (1.00% Floor)	6/7/2021	22,894	22,280	22,539
EIP Merger Sub, LLC (Evolve IP) (2) (3) (4) (9) (11)	Telecommunications	L + 6.25% (1.00% Floor)	6/7/2021	1,500	1,458	1,475
Empower Payments Acquisitions, Inc. (2) (3) (7)	Media: Advertising, Printing & Publishing	L + 5.50% (1.00% Floor)	11/30/2023	17,456	17,115	17,411
Jensen Hughes, Inc. (2) (3) (4) (10) (11)	Utilities: Electric	L + 5.00% (1.00% Floor)	12/4/2021	20,408	20,197	20,275
Kestra Financial, Inc. (2) (3) (4)	Banking, Finance, Insurance & Real Estate	L + 5.25% (1.00% Floor)	6/24/2022	19,850	19,593	19,725
MSHC, Inc. (2) (3) (4) (10)	Construction & Building	L + 5.00% (1.00% Floor)	7/19/2021	$13,543	$13,440	$13,423
PAI Holdco, Inc. (Parts Authority) (2) (3) (4)	Automotive	L + 4.75% (1.00% Floor)	12/30/2022	9,925	9,864	9,925
Paradigm Acquisition Corp. (2) (3) (4)	Business Services	L + 5.00% (1.00% Floor)	6/2/2022	11,970	11,874	11,970
Pasternack Enterprises, Inc. (Infinite RF) (2) (3) (4)	Capital Equipment	L + 5.00% (1.00% Floor)	5/27/2022	11,910	11,817	11,885
PSI Services LLC (2) (3) (4) (7) (10)	Business Services	L + 5.00% (1.00% Floor)	1/19/2023	29,623	29,052	29,333

Investments (1)	Industry	Interest Rate	Maturity Date	Par/ Principal Amount	Amortized Cost (5)	Fair Value (6)
Q Holding Company (2) (3) (4)	Automotive	L + 5.00% (1.00% Floor)	12/18/2021	13,929	13,798	13,958
QW Holding Corporation (Quala) (2) (3) (4) (7) (10)	Environmental Industries	L + 6.75% (1.00% Floor)	8/31/2022	10,983	10,447	11,121
Ramundsen Public Sector, LLC (2) (3) (4)	Sovereign & Public Finance	L + 4.25% (1.00% Floor)	2/1/2024	4,000	3,983	4,008
RelaDyne Inc. (2) (3) (4) (10)	Wholesale	L + 5.25% (1.00% Floor)	7/22/2022	26,228	25,834	25,978
Restaurant Technologies, Inc. (2) (3) (4)	Retail	L + 4.75% (1.00% Floor)	11/23/2022	14,000	13,876	14,021
Systems Maintenance Services Holding, Inc. (2) (3) (4) (11)	High Tech Industries	L + 5.00% (1.00% Floor)	10/30/2023	24,439	24,266	24,561
T2 Systems Canada, Inc. (2) (3) (4)	Transportation: Consumer	L + 6.75% (1.00% Floor)	9/28/2022	2,693	2,630	2,696
T2 Systems, Inc. (2) (3) (4) (10)	Transportation: Consumer	L + 6.75% (1.00% Floor)	9/28/2022	15,262	14,865	15,282
Teaching Strategies, LLC (2) (3) (4) (10)	Media: Advertising, Printing & Publishing	L + 4.75% (1.00% Floor)	2/27/2023	18,100	17,915	17,980
The Original Cakerie, Ltd. (Canada) (2) (3) (4) (10) (11)	Beverage, Food & Tobacco	L + 5.00% (1.00% Floor)	7/20/2021	6,992	6,932	6,992
The Original Cakerie, Co. (Canada) (2) (3) (4) (11)	Beverage, Food & Tobacco	L + 5.50% (1.00% Floor)	7/20/2021	3,612	3,585	3,612
U.S. Acute Care Solutions, LLC (2) (3) (4)	Healthcare & Pharmaceuticals	L + 5.00% (1.00% Floor)	5/15/2021	26,334	26,099	26,275
U.S. Anesthesia Partners, Inc. (2) (3) (4) (11)	Healthcare & Pharmaceuticals	L + 5.00% (1.00% Floor)	12/31/2019	10,348	10,257	10,366
Vantage Specialty Chemicals, Inc. (2) (3) (4) (11)	Chemicals, Plastics & Rubber	L + 4.50% (1.00% Floor)	2/5/2021	17,865	17,748	17,775
WIRB—Copernicus Group, Inc. (2) (3) (4)	Healthcare & Pharmaceuticals	L + 5.00% (1.00% Floor)	8/12/2022	12,315	12,232	12,281
Zest Holdings, LLC (2) (3) (4)	Durable Consumer Goods	L + 4.75% (1.00% Floor)	8/16/2020	8,700	8,661	8,693
Zywave, Inc. (2) (3) (4) (7) (10)	High Tech Industries	L + 5.00% (1.00% Floor)	11/17/2022	17,456	17,279	17,494

First Lien Debt Total					$550,199	$555,452

Second Lien Debt (0.58% of fair value)
Ramundsen Public Sector, LLC (2) (3) (4) (7)	Sovereign & Public Finance	L + 8.50% (1.00% Floor)	1/31/2025	$200	$198	$200
Vantage Specialty Chemicals, Inc. (2) (3) (4) (11)	Chemicals, Plastics & Rubber	L + 8.75% (1.00% Floor)	2/5/2022	2,000	1,969	1,992
Zywave, Inc. (2) (3) (4)	High Tech Industries	L + 9.00% (1.00% Floor)	11/17/2023	1,050	1,035	1,050

Second Lien Debt Total					$3,202	$3,242

Total Investments					$553,401	$558,694

(1)	Unless otherwise indicated, issuers of investments held by Credit Fund are domiciled in the United States. As of March 31, 2017, the geographical composition of investments as a percentage of fair value was 1.90% in Canada and 98.10% in the United States.
(2)	Variable rate loans to the portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the U.S. Prime Rate (“P”)), which generally resets quarterly. For each such loan, Credit Fund has provided the interest rate in effect as of March 31, 2017. As of March 31, 2017, all of Credit Fund’s LIBOR loans were indexed to the 90-day LIBOR rate at 1.15%, except for those loans as indicated in Note 11 below, and the U.S. Prime Rate loan was indexed at 4.00%.
(3)	Loan includes interest rate floor feature.
(4)	Denotes that all or a portion of the assets are owned by Credit Fund Sub. The lenders of the Credit Fund Sub Facility have a first lien security interest in substantially all of the assets of Credit Fund Sub. Accordingly, such assets are not available to creditors of Credit Fund.
(5)	Amortized cost represents original cost, including origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion/amortization of discounts/premiums, as applicable, on debt investments using the effective interest method.
(6)	Fair value is determined in good faith by or under the direction of the board of managers of Credit Fund, pursuant to Credit Fund’s valuation policy, which is substantially similar to the valuation policy of the Company provided in Note 3, Fair Value Measurements.
(7)	Denotes that all or a portion of the assets are owned by Credit Fund. Credit Fund has entered into the Credit Fund Facility. The lenders of the Credit Fund Facility have a first lien security interest in substantially all of the assets of Credit Fund. Accordingly, such assets are not available to creditors of Credit Fund Sub.
(8)	Credit Fund receives less than the stated interest rate of this loan as a result of an agreement among lenders. The interest rate reduction is 1.25% on EIP Merger Sub, LLC (Evolve IP). Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/first out loan, which has first priority ahead of the first lien/last out loan with respect to principal, interest and other payments.
(9)	In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company is entitled to receive additional interest as a result of an agreement among lenders as follows: EIP Merger Sub, LLC (Evolve IP) (3.91%). Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/last out loan, which has a secondary priority behind the first lien/first out loan with respect to principal, interest and other payments.

(10)	As of March 31, 2017, Credit Fund had the following unfunded commitments to fund delayed draw and revolving senior secured loans:

First Lien Debt —unfunded delayed draw and revolving term loans commitments	Type	Unused Fee	Par/ Principal Amount	Fair Value
Advanced Instruments, LLC	Revolver	0.50%	$1,333	$(3)
Borchers, Inc.	Revolver	0.50%	1,858	5
Diversitech Corporation	Delayed Draw	1.00%	5,000	—
Jensen Hughes, Inc.	Delayed Draw	0.50%	1,461	(8)
Jensen Hughes, Inc.	Revolver	0.50%	2,000	(11)
MSHC, Inc.	Delayed Draw	1.50%	1,399	(11)
PSI Services LLC	Revolver	0.50%	377	(4)
QW Holding Corporation (Quala)	Delayed Draw	1.00%	4,762	33
QW Holding Corporation (Quala)	Revolver	1.00%	4,234	29
RelaDyne Inc.	Delayed Draw	0.50%	135	(1)
RelaDyne Inc.	Revolver	0.50%	2,433	(21)
T2 Systems, Inc.	Revolver	1.00%	1,955	2
Teaching Strategies, LLC	Revolver	0.50%	1,900	(11)
The Original Cakerie, Ltd. (Canada)	Revolver	0.50%	1,665	—
Zywave, Inc.	Revolver	0.50%	1,500	3

Total unfunded commitments			$32,012	$2

(11)	As of March 31, 2017, this LIBOR loan was indexed to the 30-day LIBOR rate at 0.98%.

Consolidated Schedule of Investments as of December 31, 2016

Investments (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (5)	Fair Value (6)
First Lien Debt (99.31% of fair value)
AM Conservation Holding Corporation (2) (3) (4)	Energy: Electricity	L + 4.75% (1.00% Floor)	10/31/2022	$30,000	$29,721	$29,925
Datapipe, Inc. (2) (3) (4) (11)	Telecommunications	L + 4.75% (1.00% Floor)	3/15/2019	9,750	9,654	9,764
Dimora Brands, Inc. (fka TK USA Enterprises, Inc.) (2) (3) (4) (11)	Construction & Building	L + 4.50% (1.00% Floor)	4/4/2023	19,850	19,580	19,723
Diversitech Corporation (2) (4) (10) (11)	Capital Equipment	P + 3.50%	11/19/2021	14,803	14,617	14,803
DTI Holdco, Inc. (2) (3) (4) (7)	High Tech Industries	L + 5.25% (1.00% Floor)	9/30/2023	19,950	19,751	19,651
DYK Prime Acquisition LLC (2) (3) (4)	Chemicals, Plastics & Rubber	L + 4.75% (1.00% Floor)	4/1/2022	5,775	5,735	5,775
EAG, Inc. (2) (3) (4) (11)	Business Services	L + 4.25% (1.00% Floor)	7/28/2018	8,713	8,686	8,720
EIP Merger Sub, LLC (Evolve IP) (2) (3) (4) (8)	Telecommunications	L + 6.25% (1.00% Floor)	6/7/2021	22,971	22,323	22,509
EIP Merger Sub, LLC (Evolve IP) (2) (3) (4) (9)	Telecommunications	L + 6.25% (1.00% Floor)	6/7/2021	1,500	1,455	1,468
Empower Payments Acquisitions, Inc. (2) (3) (7)	Media: Advertising, Printing & Publishing	L + 5.50% (1.00% Floor)	11/30/2023	17,500	17,154	17,279

Investments (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (5)	Fair Value (6)
Generation Brands Holdings, Inc. (2) (3) (4)	Durable Consumer Goods	L + 5.00% (1.00% Floor)	6/10/2022	$19,900	$19,712	$20,099
Jensen Hughes, Inc. (2) (3) (4) (10)	Utilities: Electric	L + 5.00% (1.00% Floor)	12/4/2021	20,409	20,188	20,327
Kestra Financial, Inc. (2) (3) (4)	Banking, Finance, Insurance & Real Estate	L + 5.25% (1.00% Floor)	6/24/2022	19,900	19,632	19,814
MSHC, Inc. (2) (3) (4) (10)	Construction & Building	L + 5.00% (1.00% Floor)	7/19/2021	13,177	13,062	13,003
PAI Holdco, Inc. (Parts Authority) (2) (3) (4)	Automotive	L + 4.75% (1.00% Floor)	12/30/2022	9,950	9,886	9,950
Pasternack Enterprises, Inc. (Infinite RF) (2) (3) (4)	Capital Equipment	L + 5.00% (1.00% Floor)	5/27/2022	11,941	11,844	11,941
Q Holding Company (2) (3) (4)	Automotive	L + 5.00% (1.00% Floor)	12/18/2021	13,964	13,828	13,941
QW Holding Corporation (Quala) (2) (3) (4) (7) (10)	Environmental Industries	L + 6.75% (1.00% Floor)	8/31/2022	8,975	8,413	9,030
Restaurant Technologies, Inc. (2) (3) (4)	Retail	L + 4.75% (1.00% Floor)	11/23/2022	23,514	23,117	23,443
RelaDyne Inc. (2) (3) (4) (10)	Wholesale	L + 5.25% (1.00% Floor)	7/22/2022	14,000	13,871	13,969
Systems Maintenance Services Holding, Inc. (2) (3) (4)	High Tech Industries	L + 5.00% (1.00% Floor)	10/30/2023	12,000	11,885	12,001
T2 Systems Canada, Inc. (2) (3) (4) (11)	Transportation: Consumer	L + 6.75% (1.00% Floor)	9/28/2022	2,700	2,635	2,727
T2 Systems, Inc. (2) (3) (4) (10) (11)	Transportation: Consumer	L + 6.75% (1.00% Floor)	9/28/2022	15,300	14,888	15,473
The Original Cakerie, Ltd. (Canada) (2) (3) (4) (10)	Beverage, Food & Tobacco	L + 5.00% (1.00% Floor)	7/20/2021	7,009	6,946	7,009
The Original Cakerie, Co. (Canada) (2) (3) (4)	Beverage, Food & Tobacco	L + 5.50% (1.00% Floor)	7/20/2021	3,621	3,591	3,621
U.S. Acute Care Solutions, LLC (2) (3) (4)	Health & Pharmaceuticals	L + 5.00% (1.00% Floor)	5/15/2021	26,400	26,154	26,336
U.S. Anesthesia Partners, Inc. (2) (3) (4)	Health & Pharmaceuticals	L + 5.00% (1.00% Floor)	12/31/2019	10,374	10,275	10,362
Vantage Specialty Chemicals, Inc. (2) (3) (4) (11)	Chemicals, Plastics & Rubber	L + 4.50% (1.00% Floor)	2/5/2021	17,910	17,786	17,903
WIRB—Copernicus Group, Inc. (2) (3) (4)	Health & Pharmaceuticals	L + 5.00% (1.00% Floor)	8/12/2022	7,980	7,916	8,050
Zest Holdings, LLC (2) (3) (4)	Durable Consumer Goods	L + 4.75% (1.00% Floor)	8/16/2020	8,700	8,658	8,749
Zywave, Inc. (2) (3) (4) (7) (10)	High Tech Industries	L + 5.00% (1.00% Floor)	11/17/2022	17,500	17,315	17,434

First Lien Debt Total					$430,278	$434,799

Investments (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (5)	Fair Value (6)
Second Lien Debt (0.69% of fair value)
Vantage Specialty Chemicals, Inc. (2) (3) (4) (11)	Chemicals, Plastics & Rubber	L + 8.75% (1.00% Floor)	2/5/2022	$2,000	$1,960	$1,987
Zywave, Inc. (2) (3) (4)	High Tech Industries	L + 9.00% (1.00% Floor)	11/17/2023	1,050	1,034	1,043

Second Lien Debt Total					$2,994	$3,030

Total Investments					$433,272	$437,829

(1)	Unless otherwise indicated, issuers of investments held by Credit Fund are domiciled in the United States. As of December 31, 2016, the geographical composition of investments as a percentage of fair value was 2.43% in Canada and 97.57% in the United States.
(2)	Variable rate loans to the portfolio companies bear interest at a rate that may be determined by reference to either LIBOR (“L”) or an alternate base rate (commonly based on the Federal Funds Rate or the U.S. Prime Rate (“P”)), which generally resets quarterly. For each such loan, Credit Fund has provided the interest rate in effect as of December 31, 2016. As of December 31, 2016, all of Credit Fund’s LIBOR loans were indexed to the 90-day LIBOR rate at 1.00%, except for those loans as indicated in Note 11 below, and the U.S. Prime Rate loan was indexed at 3.75%.
(3)	Loan includes interest rate floor feature.
(4)	Denotes that all or a portion of the assets are owned by Credit Fund Sub. Credit Fund Sub has entered into a revolving credit facility (the “Credit Fund Sub Facility”). The lenders of the Credit Fund Sub Facility have a first lien security interest in substantially all of the assets of Credit Fund Sub. Accordingly, such assets are not available to creditors of Credit Fund.
(5)	Amortized cost represents original cost, including origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion/amortization of discounts/premiums, as applicable, on debt investments using the effective interest method.
(6)	Fair value is determined in good faith by or under the direction of the board of managers of Credit Fund, pursuant to Credit Fund’s valuation policy, which is substantially similar to the valuation policy of the Company provided in “—Critical Accounting Policies—Fair Value Measurements.”
(7)	Denotes that all or a portion of the assets are owned by Credit Fund. Credit Fund has entered into the Credit Fund Facility. The lenders of the Credit Fund Facility have a first lien security interest in substantially all of the assets of Credit Fund. Accordingly, such assets are not available to creditors of Credit Fund Sub.
(8)	Credit Fund receives less than the stated interest rate of this loan as a result of an agreement among lenders. The interest rate reduction is 1.25% on EIP Merger Sub, LLC (Evolve IP). Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/first out loan, which has first priority ahead of the first lien/last out loan with respect to principal, interest and other payments.
(9)	In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company is entitled to receive additional interest as a result of an agreement among lenders as follows: EIP Merger Sub, LLC (Evolve IP) (3.84%). Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/last out loan, which has a secondary priority behind the first lien/first out loan with respect to principal, interest and other payments.

(10)	As of December 31, 2016, Credit Fund had the following unfunded commitments to fund delayed draw and revolving senior secured loans:

First Lien Debt—unfunded delayed draw and revolving term loans commitments	Type	Unused Fee	Par/ Principal Amount	Fair Value
Diversitech Corporation	Delayed Draw	1.00%	$5,000	$—
Jensen Hughes, Inc.	Revolver	0.50%	2,000	(7)
Jensen Hughes, Inc.	Delayed Draw	0.50%	1,461	(5)
MSHC, Inc.	Delayed Draw	1.50%	1,790	(21)
QW Holding Corporation (Quala)	Revolver	1.00%	5,086	14
QW Holding Corporation (Quala)	Delayed Draw	1.00%	5,918	17
RelaDyne Inc.	Revolver	0.50%	2,162	(6)
RelaDyne Inc.	Delayed Draw	0.50%	1,824	(5)
T2 Systems, Inc.	Revolver	1.00%	1,955	20
The Original Cakerie, Ltd. (Canada)	Revolver	0.50%	1,665	—
Zywave, Inc.	Revolver	0.50%	1,500	(5)

Total unfunded commitments			$30,361	$2

(11)	As of December 31, 2016, this LIBOR loan was indexed to the 30-day LIBOR rate at 0.77%.

Below is certain summarized consolidated financial information for Credit Fund as of March 31, 2017 and December 31, 2016, respectively. Credit Fund commenced operations in May 2016.

	March 31, 2017		December 31, 2016
Selected Consolidated Balance Sheet Information	(unaudited	)
ASSETS
Investments, at fair value (amortized cost of $553,401 and $433,272, respectively)	$558,694		$437,829
Cash and other assets	15,088		11,326

Total assets	$573,782		$449,155

LIABILITIES AND MEMBERS’ EQUITY
Secured borrowings	$367,375		$248,540
Mezzanine loans	86,044		62,384
Other liabilities	24,208		63,684
Subordinated loans and members’ equity	96,155		74,547

Liabilities and members’ equity	$573,782		$449,155

	For the three month period ended March 31, 2017
Selected Consolidated Statement of Operations Information:	(unaudited	)
Total investment income	$8,182

Expenses
Interest and credit facility expenses	5,473
Other expenses	318

Total expenses	5,791

Net investment income (loss)	2,391

Net realized gain (loss) on investments	—
Net change in unrealized appreciation (depreciation) on investments	737

Net increase (decrease) resulting from operations	$3,128

Debt

Credit Fund Facility

On June 24, 2016, Credit Fund entered into the Credit Fund Facility with us pursuant to which Credit Fund may from time to time request mezzanine loans from us. The maximum principal amount of the Credit Fund Facility is $100,000. The maturity date of the Credit Fund Facility is June 24, 2017. Amounts borrowed under the Credit Fund Facility bear interest at a rate of LIBOR plus 9.50%.

During the three months ended March 31, 2017, there were mezzanine loan borrowings of $45,660 and repayments of $22,000 under the Credit Fund Facility. As of March 31, 2017 and December 31, 2016, there were $86,044 and $62,384 in mezzanine loans outstanding, respectively.

Credit Fund Sub Facility

On June 24, 2016, Credit Fund Sub closed on the Credit Fund Sub Facility with lenders. The Credit Fund Sub Facility provides for secured borrowings during the applicable revolving period up to an amount equal to $450,000. The maturity date of the Credit Fund Sub Facility is June 24, 2022. Amounts borrowed under the Credit Fund Sub Facility bear interest at a rate of LIBOR plus 2.50%.

The facility is secured by a first lien security interest in substantially all of the portfolio investments held by Credit Fund Sub and the Company’s and Credit Partners’ unfunded capital commitments. Pursuant to a pledge, security agreement and assignment of capital commitments, dated June 24, 2016 (the “Pledge Agreement”), Credit Fund assigned to the collateral agent under the Credit Fund Sub Facility the right under the Limited Liability Company Agreement to call capital commitments from members of Credit Fund when an event of default has occurred and is continuing under the Credit Fund Sub Facility, subject to certain limitations. Pursuant to and subject to the terms of the Pledge Agreement, the collateral agent under the Credit Fund Sub Facility may call capital commitments from members of Credit Fund, including the Company, without the approval of the board of Credit Fund. The Credit Fund Sub Facility contains a provision that permits the Company and Credit Partners to request a reduction of the amount of the Company’s and Credit Partners’ unfunded capital commitments that can be called by the collateral agent thereunder to zero, in effect “unwinding” the Company’s and Credit Partners’ obligations under the Pledge Agreement. The Company and Credit Partners intend to exercise that provision to unwind their obligations under the Pledge Agreement prior to the completion of this initial public offering.

During the three month period ended March 31, 2017, there were secured borrowings of $118,835 under the Credit Fund Sub Facility. As of March 31, 2017 and December 31, 2016, there was $367,375 and $248,540 in secured borrowings outstanding, respectively. As of March 31, 2017 and December 31, 2016, Credit Fund Sub had assets of $521,408 and $365,101, respectively, all of which were pledged as collateral for the Company’s indebtedness under the Credit Fund Sub Facility. As a result of the overcollateralization, if an event of default had occurred under the Credit Fund Sub Facility on March 31, 2017 and December 31, 2016, respectively, the potential net liability of the Company pursuant to the Pledge Agreement would be zero.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

We generate cash from the net proceeds of offerings of our common stock and through cash flows from operations, including investment sales and repayments as well as income earned on investments and cash equivalents. We may also fund a portion of our investments through borrowings under the Facilities, as well as through securitization of a portion of our existing investments.

The SPV closed on May 24, 2013 on the SPV Credit Facility, which was subsequently amended on June 30, 2014, June 19, 2015 and June 9, 2016. The SPV Credit Facility provides for secured borrowings during the applicable revolving period up to an amount equal to the lesser of $400,000 (the borrowing base as calculated pursuant to the terms of the SPV Credit Facility) and the amount of net cash proceeds and unpledged capital commitments the Company has received, with an accordion feature that can, subject to certain conditions, increase the aggregate maximum credit commitment up to an amount not to exceed $750,000, subject to restrictions imposed on borrowings under the Investment Company Act and certain restrictions and conditions set forth in the SPV Credit Facility, including adequate collateral to support such borrowings. The SPV Credit Facility imposes financial and operating covenants on us and the SPV that restrict our and its business activities. Continued compliance with these covenants will depend on many factors, some of which are beyond our control.

We closed on March 21, 2014 on the Credit Facility, which was subsequently amended on January 8, 2015, May 25, 2016 and March 22, 2017. The maximum principal amount of the Credit Facility is $283,000. subject to availability under the Credit Facility, which is based on certain advance rates multiplied by the value of our portfolio investments (subject to certain concentration limitations) net of certain other indebtedness that we may incur in accordance with the terms of the Credit Facility. Proceeds of the Credit Facility may be used for general corporate purposes, including the funding of portfolio investments. Maximum capacity under the Credit Facility may be increased, subject to certain conditions, to $550,000 through the exercise by the Company of an uncommitted accordion feature through which existing and new lenders may, at their option, agree to provide additional financing. The Credit Facility includes a $20,000 limit for swingline loans and a $5,000 limit for letters of credit. Subject to certain exceptions, the Credit Facility is secured by a first lien security interest in substantially all of the portfolio investments held by the Company. The Credit Facility includes customary covenants, including certain financial covenants related to asset coverage, shareholders’ equity and liquidity, certain limitations on the incurrence of additional indebtedness and liens, and other maintenance covenants, as well as usual and customary events of default for senior secured revolving credit facilities of this nature.

As of March 31, 2017, we were in material compliance with the financial and operating covenants of our Facilities and 2015-1 Notes. Although we believe that we and the SPV will remain in compliance, there are no assurances that we or the SPV will continue to comply with the covenants in the Credit Facility and SPV Credit Facility, as applicable. Failure to comply with these covenants could result in a default under the Credit Facility and/or the SPV Credit Facility that, if we or the SPV were unable to obtain a waiver from the applicable lenders, could result in the immediate acceleration of the amounts due under the Credit Facility and/or the SPV Credit Facility, and thereby have a material adverse impact on our business, financial condition and results of operations.

The primary use of existing funds and any funds raised in the future is expected to be for investments in portfolio companies, repayment of indebtedness, cash distributions to our stockholders and for other general corporate purposes.

On June 26, 2015, we completed the 2015-1 Debt Securitization. The 2015-1 Notes were issued by the 2015-1 Issuer, our wholly owned and consolidated subsidiary, and are secured by a diversified portfolio of the 2015-1 Issuer consisting primarily of first and second lien senior secured loans. The 2015-1 Debt Securitization was executed through a private placement of the 2015-1 Notes, consisting of $160,000 of Aaa/AAA Class A-1A Notes, which bear interest at the three-month London Interbank Offered Rate (“LIBOR”) plus 1.85%; $40,000 of Aaa/AAA Class A-1B Notes, which bear interest at the three-month LIBOR plus 1.75% for the first 24 months and the three-month LIBOR plus 2.05% thereafter; $27,000 of Aaa/AAA Class A-1C Notes, which bear interest at 3.75%; and $46,000 of Aa2 Class A-2 Notes which bear interest at the three-month LIBOR plus 2.70%. The 2015-1 Notes were issued at par and are scheduled to mature on July 15, 2027. We received 100% of the Preferred Interests issued by the 2015-1 Issuer on the closing date of the 2015-1 Debt Securitization in exchange for our contribution to the Issuer of the initial closing date loan portfolio. The Preferred Interests do not bear interest and had a nominal value of $125,900 at closing. In connection with the contribution, we have made customary representations, warranties and covenants to the 2015-1 Issuer. The Class A-1A, Class A-1B and Class A-1C and Class A-2 Notes are included in the consolidated financial statements. The Preferred Interests were eliminated in consolidation.

As of March 31, 2017 and December 31, 2016, we had $44,874 and $38,489, respectively, in cash and cash equivalents. The Facilities consisted of the following as of March 31, 2017 and December 31, 2016:

	March 31, 2017
	Total Facility	Borrowings Outstanding	Unused Portion (1)	Amount Available (2)
SPV Credit Facility	$400,000	$201,108	$198,892	$10,476
Credit Facility	283,000	189,500	93,500	93,500

Total	$683,000	$390,608	$292,392	$103,976

	December 31, 2016
	Total Facility	Borrowings Outstanding	Unused Portion (1)	Amount Available (2)
SPV Credit Facility	$400,000	$252,885	$147,115	$5,988
Credit Facility	220,000	169,000	51,000	51,000

Total	$620,000	$421,885	$198,115	$56,988

(1)	The unused portion is the amount upon which commitment fees are based.
(2)	Available for borrowing based on the computation of collateral to support the borrowings and subject to compliance with applicable covenants and financial ratios.

The following were the carrying values (before debt issuance costs) and fair values of our 2015-1 Notes as of March 31, 2017 and December 31, 2016.

	March 31, 2017		December 31, 2016
	Carrying Value	Fair Value	Carrying Value	Fair Value
Aaa/AAA Class A-1A Notes	$160,000	$160,110	$160,000	$160,072
Aaa/AAA Class A-1B Notes	40,000	40,001	40,000	39,960
Aaa/AAA Class A-1C Notes	27,000	27,030	27,000	26,951
Aa2 Class A-2 Notes	46,000	46,027	46,000	45,784

Total	$273,000	$273,168	$273,000	$272,767

Equity Activity

There were $51,816 and $14,300 of commitments made to us during the three month periods ended March 31, 2017 and 2016, respectively. As of March 31, 2017 and December 31, 2016, we had $1,274,174 and $1,222,358, respectively, in total capital commitments from stockholders, of which $473,514 and $421,698, respectively, was unfunded, and subject to call by the Company. As of March 31, 2017 and December 31, 2016, current directors had committed $821 in capital commitments to us.

Shares issued as of March 31, 2017 and December 31, 2016 were 41,708,155 and 41,702,318, respectively.

The following table summarizes activity in the number of shares of our common stock outstanding during the three month periods ended March 31, 2017 and 2016:

	For the three month periods ended
	March 31, 2017	March 31, 2016
Shares outstanding, beginning of period	41,702,318	31,524,083
Common stock issued	—	1,815,181
Reinvestment of dividends	5,837	3,885

Shares outstanding, end of period	41,708,155	33,343,149

Contractual Obligations

A summary of our significant contractual payment obligations was as follows as of December 31, 2016:

	Payments Due by Period
Contractual Obligations	Total	Less than 1 Year	1-3 Years	3-5 Years	More than 5 Years
SPV Credit Facility and Credit Facility	$421,885	$—	$—	$421,885	$—
2015-1 Notes	273,000	—	—	—	273,000
Total	$694,885	$—	$—	$421,885	$273,000

As of March 31, 2017 and December 31, 2016, $201,108 and $252,885, respectively, of secured borrowings were outstanding under the SPV Credit Facility, $189,500 and $169,000, respectively, were outstanding under the Credit Facility and $273,000 and $273,000, respectively, of 2015-1 Notes were outstanding. For the three month periods ended March 31, 2017 and 2016, we incurred $5,034 and $3,599, respectively, of interest expense and $292 and $361, respectively, of unused commitment fees.

OFF BALANCE SHEET ARRANGEMENTS

In the ordinary course of our business, we enter into contracts or agreements that contain indemnifications or warranties. Future events could occur which may give rise to liabilities arising from these provisions against us. We believe that the likelihood of such an event is remote; however, the maximum potential exposure is unknown. No accrual has been made in these consolidated financial statements as of March 31, 2017 and December 31, 2016 for any such exposure.

We have in the past and may in the future become obligated to fund commitments such as revolving credit facilities, bridge financing commitments, or delayed draw commitments.

We had the following unfunded commitments to fund delayed draw and revolving senior secured loans as of the indicated dates:

	Principal Amount as of
	March 31, 2017	December 31, 2016
Unfunded delayed draw commitments	$44,541	$35,704
Unfunded revolving term loan commitments	26,517	24,063

Total unfunded commitments	$71,058	$59,767

Pursuant to an undertaking by us in connection with the 2015-1 Debt Securitization, we agreed to hold on an ongoing basis Preferred Interests with an aggregate dollar purchase price at least equal to 5% of the aggregate outstanding amount of all collateral obligations by the 2015-1 Issuer for so long as any securities of the 2015-1 Issuer remains outstanding. As of March 31, 2017, we were in compliance with this undertaking.

As of March 31, 2017, in addition to the amounts in the table above, we had remaining commitments to fund, from time to time, capital to Credit Fund of up to $354,499. As of March 31, 2017, we had remaining commitments to fund, from time to time, mezzanine loans to Credit Fund of up to $13,956, of which $10,438 was available for borrowing based on the computation of collateral to support the borrowings.

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS

Effective on July 5, 2017, the Company will convert its current “opt in” dividend reinvestment plan to an “opt out” dividend reinvestment plan that provides for reinvestment of any distributions on behalf of its stockholders that have not “opted out” of the plan. As a result of adopting such a plan, if the Board of Directors authorizes, and the Company declares, a cash dividend or distribution, the stockholders who have not “opted out” of the dividend reinvestment plan would have their cash dividends or distributions automatically reinvested in additional shares of the Company’s common stock, rather than receiving cash. Prior to this offering, the Company used primarily newly issued shares of its common stock to implement the plan issued at the net asset value per share most recently determined by the Board of Directors. After this offering, the Company intends to use primarily newly issued shares to implement the plan so long as the market value per share is equal to or greater than the net asset value per share as of the close of business on the relevant payment date for such dividend or distribution. If the market value per share is less than the net asset value per share as of the close of business on the relevant payment date, the plan administrator would purchase the common stock on behalf of participants in the open market, unless the Company instructs the plan administrator otherwise.

The following table summarizes our dividends declared and payable since inception through May 10, 2017:

Date Declared	Record Date	Payment Date	Per Share Amount		Total Amount	Annualized Dividend Yield (1)
March 13, 2014	March 31, 2014	April 14, 2014	$0.19		$2,449	4.76%
June 26, 2014	June 30, 2014	July 14, 2014	$0.27		$3,481	5.52%
September 12, 2014	September 18, 2014	October 9, 2014	$0.44		$5,956	9.23%
December 19, 2014	December 29, 2014	January 26, 2015	$0.35		$6,276	8.17%
March 11, 2015	March 13, 2015	April 17, 2015	$0.37		$7,833	8.58%
June 24, 2015	June 30, 2015	July 22, 2015	$0.37		$9,902	9.03%
September 24, 2015	September 24, 2015	October 22, 2015	$0.42		$11,670	8.91%
December 29, 2015	December 29, 2015	January 22, 2016	$0.40		$12,610	8.97%
December 29, 2015	December 29, 2015	January 22, 2016	$0.18	(2)	$5,674	4.03%
March 10, 2016	March 14, 2016	April 22, 2016	$0.40		$13,337	9.26%
June 8, 2016	June 8, 2016	July 22, 2016	$0.40		$13,943	9.23%
September 28, 2016	September 28, 2016	October 24, 2016	$0.40		$15,917	9.37%
December 29, 2016	December 29, 2016	January 24, 2017	$0.41		$17,098	9.09%
December 29, 2016	December 29, 2016	January 24, 2017	$0.07	(2)	$2,919	1.55%
March 20, 2017	March 20, 2017	April 24, 2017	$0.41		$17,100	9.07%

(1) Annualized	dividend yield is calculated by dividing the declared dividend by the weighted average of the net asset value at the beginning of the quarter and the capital called during the quarter and annualizing over 4 quarterly periods.
(2) Represents	a special dividend.

Following the consummation of this offering, we intend to make distributions on a quarterly basis to our stockholders but we cannot assure you that such distributions will continue at the same historical levels.

CRITICAL ACCOUNTING POLICIES

The preparation of our consolidated financial statements requires us to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses. Changes in the economic environment, financial markets, and any other parameters used in determining such estimates could cause actual results to differ. Our critical accounting policies, including those relating to the valuation of our investment portfolio, are described below. The critical accounting policies should be read in connection with our consolidated financial statements and “Risk Factors”.

Fair Value Measurements

The Company applies fair value accounting in accordance with the terms of Financial Accounting Standards Board ASC Topic 820, Fair Value Measurement (“ASC 820”). ASC 820 defines fair value as the amount that would be exchanged to sell an asset or transfer a liability in an orderly transfer between market participants at the measurement date. The Company values securities/instruments traded in active markets on the measurement date by multiplying the closing price of such traded securities/instruments by the quantity of shares or amount of the instrument held. The Company may also obtain quotes with respect to certain of its investments, such as its securities/instruments traded in active markets and its liquid securities/instruments that are not traded in active markets, from pricing services, brokers, or counterparties (i.e., “consensus pricing”). When doing so, the Company determines whether the quote obtained is sufficient according to US GAAP to determine the fair value of the security. The Company may use the quote obtained or alternative pricing sources may be utilized including valuation techniques typically utilized for illiquid securities/instruments.

Securities/instruments that are illiquid or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our Investment Adviser or the Board of Directors, does not represent fair value shall each be valued as of the measurement date using all techniques appropriate under the circumstances and for which sufficient data is available. These valuation techniques may vary by investment and include comparable public market valuations, comparable precedent transaction valuations and/or discounted cash flow analyses. The process generally used to determine the applicable value is as follows: (i) the value of each portfolio company or investment is initially reviewed by the investment professionals responsible for such portfolio company or investment and, for non-traded investments, a standardized template designed to approximate fair market value based on observable market inputs, updated credit statistics and unobservable inputs is used to determine a preliminary value, which is also reviewed alongside consensus pricing, where available; (ii) preliminary valuation conclusions are documented and reviewed by a valuation committee comprised of members of senior management; (iii) the Board of Directors engages a third-party valuation firm to provide positive assurance on portions of the Middle Market Senior Loans and equity investments portfolio each quarter (such that each non-traded investment other than Credit Fund is reviewed by a third-party valuation firm at least once on a rolling twelve month basis) including a review of management’s preliminary valuation and conclusion on fair value; (iv) the Audit Committee of the Board of Directors (the “Audit Committee”) reviews the assessments of our Investment Adviser and the third-party valuation firm and provides the Board of Directors with any recommendations with respect to changes to the fair value of each investment in the portfolio; and (v) the Board of Directors discusses the valuation recommendations of the Audit Committee and determines the fair value of each investment in the portfolio in good faith based on the input of our Investment Adviser and, where applicable, the third-party valuation firm.

All factors that might materially impact the value of an investment are considered, including, but not limited to the assessment of the following factors, as relevant:

•	the nature and realizable value of any collateral;

•	call features, put features and other relevant terms of debt;

•	the portfolio company’s leverage and ability to make payments;

•	the portfolio company’s public or private credit rating;

•	the portfolio company’s actual and expected earnings and discounted cash flow;

•	prevailing interest rates and spreads for similar securities and expected volatility in future interest rates;

•	the markets in which the portfolio company does business and recent economic and/or market events; and

•	comparisons to comparable transactions and publicly traded securities.

Investment performance data utilized are the most recently available financial statements and compliance certificate received from the portfolio companies as of the measurement date which in many cases may reflect a lag in information.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Because of the inherent uncertainty of valuation, these estimated values may differ significantly from the values that would have been reported had a ready market for the investments existed, and it is reasonably possible that the difference could be material.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the realized gains or losses on investments to be different from the net change in unrealized appreciation or depreciation currently reflected in the consolidated financial statements as of March 31, 2017 and December 31, 2016.

US GAAP establishes a hierarchical disclosure framework which ranks the level of observability of market price inputs used in measuring investments at fair value. The observability of inputs is impacted by a number of factors, including the type of investment and the characteristics specific to the investment and state of the marketplace, including the existence and transparency of transactions between market participants. Investments with readily available quoted prices or for which fair value can be measured from quoted prices in active markets generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.

Investments measured and reported at fair value are classified and disclosed based on the observability of inputs used in determination of fair values, as follows:

•	Level 1—inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. The types of financial instruments included in Level 1 generally include unrestricted securities, including equities and derivatives, listed in active markets. The Company does not adjust the quoted price for these investments, even in situations where the Company holds a large position and a sale could reasonably impact the quoted price.

•	Level 2—inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. The type of financial instruments in this category generally includes less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.

•	Level 3— inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category generally include investments in privately-held entities, collateralized loan obligations, and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. Our Investment Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur.

The Company generally uses the following framework when determining the fair value of investments that are categorized as Level 3:

Investments in debt securities are initially evaluated to determine whether the enterprise value of the portfolio company is greater than the applicable debt. The enterprise value of the portfolio company is estimated using a market approach and an income approach. The market approach utilizes market value (EBITDA) multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The Company carefully considers numerous factors when selecting the appropriate companies whose multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, relevant risk factors, as well as size, profitability and growth expectations. The income approach typically uses a discounted cash flow analysis of the portfolio company.

Investments in debt securities that do not have sufficient coverage through the enterprise value analysis are valued based on an expected probability of default and discount recovery analysis.

Investments in debt securities with sufficient coverage through the enterprise value analysis are generally valued using a discounted cash flow analysis of the underlying security. Projected cash flows in the discounted cash flow typically represent the relevant security’s contractual interest, fees and principal payments plus the assumption of full principal recovery at the security’s expected maturity date. The discount rate to be used is determined using an average of two market-based methodologies. Investments in debt securities may also be valued using consensus pricing.

Investments in structured finance obligations are generally valued using a discounted cash flow and/or consensus pricing.

Investments in equities are generally valued using a market approach and/or an income approach. The market approach utilizes EBITDA multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The income approach typically uses a discounted cash flow analysis of the portfolio company.

Investments in Credit Fund’s subordinated loan and member’s interest are valued using the net asset value of the Company’s ownership interest in the funds and investments in Credit Fund’s mezzanine loans are valued using discounted cash flow analysis with expected repayment rate of principal and interest.

The significant unobservable inputs used in the fair value measurement of the Company’s investments in first and second lien debt securities are discount rates, indicative quotes and comparable EBITDA multiples. Significant increases in discount rates would result in a significantly lower fair value measurement. Significant decreases in indicative quotes or comparable EBITDA multiples in isolation may result in a significantly lower fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Company’s investments in structured finance obligations are discount rates, default rates, prepayment rates, recovery rates and indicative quotes. Significant increases in discount rates, default rates or prepayment rates in isolation would result in a significantly lower fair value measurement, while a significant increase in recovery rates in isolation would result in a significantly higher fair value. Significant decreases in indicative quotes in isolation may result in a significantly lower fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Company’s investments in equities are discount rates and comparable EBITDA multiples. Significant increases in discount rates would result in a significantly lower fair value measurement. Significant decreases in comparable EBITDA multiples would result in a significantly lower fair value measurement.

The carrying values of the secured borrowings and 2015-1 Notes approximate their respective fair values and are categorized as Level 3 within the hierarchy. Secured borrowings are valued generally using discounted cash flow analysis. The significant unobservable inputs used in the fair value measurement of the Company’s secured borrowings are discount rates. Significant increases in discount rates would result in a significantly lower fair value measurement. The fair value determination of the Company’s 2015-1 Notes was based on the market quotation(s) received from broker/dealer(s). These fair value measurements were based on significant inputs not observable and thus represent Level 3 measurements as defined in the accounting guidance for fair value measurement.

The carrying value of other financial assets and liabilities approximates their fair value based on the short term nature of these items.

Use of Estimates

The preparation of consolidated financial statements, in conformity with US GAAP, requires management to make assumptions and estimates that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management’s estimates are based on historical experiences and other factors, including expectations of future events that management believes to be reasonable under the circumstances. It also requires management to exercise judgment in the process of applying the Company’s accounting policies. Assumptions and estimates regarding the valuation of investments and their resulting impact on base management and incentive fees involve a higher degree of judgment and complexity and these assumptions and estimates may be significant to the consolidated financial statements. Actual results could differ from these estimates and such differences could be material.

Investments

Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized appreciation or depreciation previously recognized, and includes investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation on investments as presented in the Consolidated Statements of Operations reflects the net change in the fair value of investments, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Revenue Recognition

Interest from Investments and Realized Gain/Loss on Investments

Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on debt and other income producing securities purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of debt investments represents the original cost, including origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion of discounts and amortization of premiums, if any. At time of exit, the realized gain or loss on an investment is the difference between the amortized cost at time of exit and the cash received at exit using the specific identification method.

The Company may have loans in its portfolio that contain PIK provisions. PIK represents interest that is accrued and recorded as interest income at the contractual rates, increases the loan principal on the respective capitalization dates, and is generally due at maturity.

Interest income from investments in the “equity” class of CLO funds, which we refer to as “structured finance obligations”, is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC 325-40, Beneficial Interests in Securitized Financials Assets. We monitor the expected cash inflows from our CLO equity investments, including the expected residual payments and the effective yield is determined and updated at least quarterly. In estimating these cash flows, there are a number of assumptions that are subject to uncertainties, including the amount and timing of principal payments which are impacted by prepayments, repurchases, defaults, delinquencies and liquidations of or within the CLO funds. These uncertainties are difficult to predict and are subject to future events that could have impacted the Company’s estimates if the information was known at the time. As a result, actual results may differ significantly from these estimates.

Dividend Income

Dividend income from Credit Fund is recorded on the record date for Credit Fund to the extent that such amounts are payable by Credit Fund and are expected to be collected.

Other Income

Other income may include income such as consent, waiver, amendment, syndication and prepayment fees associated with the Company’s investment activities as well as any fees for managerial assistance services rendered by the Company to the portfolio companies. Such fees are recognized as income when earned or the services are rendered. The Company may receive fees for guaranteeing the outstanding debt of a portfolio company. Such fees are amortized into other income over the life of the guarantee. The unamortized amount, if any, is included in other assets in the Consolidated Statements of Assets and Liabilities.

Non-Accrual Income

Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are paid current and, in management’s judgment, are likely to remain current. Management may not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection. As of March 31, 2017, the fair value of the loan in the portfolio on non-accrual status was $8,858, which represents approximately 0.6% of total investments at fair value. The remaining first and second lien debt investments were performing and current on their interest payments as of March 31, 2017. All first and second lien debt investments were performing and current on their interest payments as of March 31, 2016.

Income Taxes

For federal income tax purposes, the Company has elected to be treated as a RIC under the Code, and intends to make the required distributions to its stockholders as specified therein. In order to qualify as a RIC, the Company must meet certain minimum distribution, source-of-income and asset diversification requirements. If such requirements are met, then the Company is generally required to pay income taxes only on the portion of its taxable income and gains it does not distribute.

The minimum distribution requirements applicable to RICs require the Company to distribute to its stockholders at least 90% of its investment company taxable income (“ICTI”), as defined by the Code, each year. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.

In addition, based on the excise distribution requirements, the Company is subject to a 4% nondeductible federal excise tax on undistributed income unless the Company distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year. For this purpose, however, any ordinary income or capital gain net income retained by the Company that is subject to corporate income tax is considered to have been distributed. The Company intends to make sufficient distributions each taxable year to satisfy the excise distribution requirements.

The Company evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely than not” to be sustained by the applicable tax authority. All penalties and interest associated with income taxes, if any, are included in income tax expense.

The SPV and the 2015-1 Issuer are disregarded entities for tax purposes and are consolidated with the tax return of the Company.

Capital Calls and Dividends and Distributions to Common Stockholders

The Company records the shares issued in connection with capital calls as of the effective date of the capital call. To the extent that the Company has taxable income available, the Company intends to make quarterly distributions to its common stockholders. Dividends and distributions to common stockholders are recorded on the record date. The amount to be distributed is determined by the Board of Directors each quarter and is generally based upon the taxable earnings estimated by management and available cash. Net realized capital gains, if any, are generally distributed at least annually, although the Company may decide to retain such capital gains for investment.

Effective on July 5, 2017, the Company will convert its current “opt in” dividend reinvestment plan to an “opt out” dividend reinvestment plan that provides for reinvestment of any distributions on behalf of its stockholders that has not “opted out” of the plan. As a result of adopting such a plan, if the Board of Directors authorizes, and the Company declares, a cash dividend or distribution, the stockholders who have not “opted out” of the dividend reinvestment plan would have their cash dividends or distributions automatically reinvested in additional shares of the Company’s common stock, rather than receiving cash. Prior to this offering, the Company primarily used newly issued shares of its common stock to implement the plan issued at the net asset value per share most recently determined by the Board of Directors. After this offering, the Company intends to use primarily newly issued shares to implement the plan so long as the market value per share is equal to or greater than the net asset value per share as of the close of business on the relevant payment date for such dividend or distribution. If the market value per share is less than the net asset value per share as of the close of business on the relevant payment date, the plan administrator would purchase the common stock on behalf of participants in the open market, unless the Company instructs the plan administrator otherwise.

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in the valuations of our investment portfolio and interest rates.

Valuation Risk

Our investments may not have a readily available market price, and we value these investments at fair value as determined in good faith by our Board of Directors in accordance with our valuation policy. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Because of the inherent uncertainty of valuation, these estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and it is possible that the difference could be material.

Interest Rate Risk

As of March 31, 2017, on a fair value basis, approximately 1% of our debt investments bear interest at a fixed rate and approximately 99% of our debt investments bear interest at a floating rate, which primarily are subject to interest rate floors. Interest rates on the investments held within our portfolio of investments are typically based on floating LIBOR, with many of these investments also having a LIBOR floor. Additionally, our Facilities are also subject to floating interest rates and are currently paid based on floating LIBOR rates.

Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. There can be no assurance that a significant change in market interest rates will not have a material adverse effect on our income in the future.

The following table estimates the potential changes in net cash flow generated from interest income, should interest rates increase or decrease by 100, 200 or 300 basis points. Interest income is calculated as revenue from interest generated from our settled portfolio of investments held as of March 31, 2017 and December 31, 2016, excluding structured finance obligations and Credit Fund. These hypothetical calculations are based on a model of the settled investments in our portfolio, excluding structured finance obligations and Credit Fund, held as of March 31, 2017 and December 31, 2016, and are only adjusted for assumed changes in the underlying base interest rates and the impact of that change on interest income. Interest expense is calculated based on outstanding secured borrowings and 2015-1 Notes as of March 31, 2017 and December 31, 2016 and based on the terms of our Facilities and 2015-1 Notes. Interest expense on our Facilities and 2015-1 Notes is calculated using the interest rate as of March 31, 2017 and December 31, 2016, adjusted for the hypothetical changes in rates, as shown below. We intend to continue to finance a portion of our investments with borrowings and the interest rates paid on our borrowings may impact significantly our net interest income.

We regularly measure exposure to interest rate risk. We assess interest rate risk and manage interest rate exposure on an ongoing basis by comparing our interest rate sensitive assets to our interest rate sensitive liabilities. Based on that review, we determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.

Based on our Consolidated Statements of Assets and Liabilities as of March 31, 2017 and December 31, 2016, the following table shows the annual impact on net investment income of base rate changes in interest rates for our settled investments (considering interest rate floors for variable rate instruments), excluding structured finance obligations and Credit Fund, and outstanding secured borrowings and 2015-1 Notes assuming no changes in our investment and borrowing structure:

	As of March 31, 2017			As of December 31, 2016
Basis Point Change	Interest Income	Interest Expense	Net Investment Income	Interest Income	Interest Expense	Net Investment Income
Up 300 basis points	$39,057	$(19,098)	$19,959	$40,324	$(20,037)	$20,287
Up 200 basis points	$26,484	$(12,732)	$13,752	$26,848	$(13,358)	$13,490
Up 100 basis points	$13,910	$(6,366)	$7,544	$13,372	$(6,679)	$6,693
Down 100 basis points	$(1,495)	$6,333	$4,838	$(132)	$6,282	$6,150
Down 200 basis points	$(1,495)	$7,002	$5,507	$(132)	$6,282	$6,150
Down 300 basis points	$(1,495)	$7,002	$5,507	$(132)	$6,282	$6,150

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of the end of the period ended March 31, 2017 and each fiscal year ended December 31, 2016, 2015, 2014 and 2013. The report of our independent registered public accounting firm, Ernst & Young LLP, on the senior securities table as of December 31, 2016 is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year/Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in millions)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Facilities and 2015-1 Notes
March 31, 2017	$663.6	$2,150.3	—	N/A
December 31, 2016	$694.9	$2,099.7	—	N/A
December 31, 2015	$507.3	$2,127.0	—	N/A
December 31, 2014	$308.4	$2,096.7	—	N/A
December 31, 2013	$66.8	$3,783.5	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	As a BDC, we must have at least 200% asset coverage calculated pursuant to the Investment Company Act immediately after each time we issue senior securities. Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.
(3)	The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The “—” in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.
(4)	Not applicable because the senior securities are not registered for public trading.

BUSINESS

TCG BDC, Inc.

We are an externally managed specialty finance company focused on lending to middle-market companies. We are managed by our Investment Adviser, a wholly owned subsidiary of The Carlyle Group L.P. Since we commenced investment operations in May 2013 through March 31, 2017, we have invested more than $2.4 billion in aggregate principal amount of debt and equity investments prior to any subsequent exits or repayments. Our investment objective is to generate current income and capital appreciation primarily through debt investments in U.S. middle market companies, which we define as companies with approximately $10 million to $100 million of EBITDA, which we believe is a useful proxy for cash flow. We seek to achieve our investment objective primarily through direct originations of Middle Market Senior Loans, with the balance of our assets invested in higher yielding investments (which may include unsecured debt, mezzanine debt and investments in equities).

We generate revenues primarily in the form of interest income from the investments we hold. In addition, we generate income from dividends on direct equity investments, capital gains on the sales of loans and debt and equity securities and various loan origination and other fees.

In conducting our investment activities, we believe that we benefit from the significant scale and resources of Carlyle, including our Investment Adviser and its affiliates. We have operated our business as a BDC since we began our investment activities in May 2013, and we believe we will be one of the largest BDCs as measured by total assets at the time of such BDC’s initial public offering.

Effective on March 15, 2017, we changed our name from “Carlyle GMS Finance, Inc.” to “TCG BDC, Inc.”

Formation Transactions

We were formed in February 2012 as a Maryland corporation structured as an externally managed, non-diversified closed-end investment company. On May 2, 2013, we elected to be regulated as a BDC and commenced substantial investment operations upon the completion of our initial closing of equity capital commitments.

Our Investment Adviser

Our investment activities are managed by our Investment Adviser. The principal executive offices of our Investment Adviser are located at 520 Madison Avenue, 40th Floor, New York, NY 10022, with additional offices in Chicago and Los Angeles. Our Investment Adviser is responsible for sourcing potential investments, conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments on an ongoing basis.

Our Investment Adviser is served by an origination, capital markets, underwriting and portfolio management team comprised of experienced investment professionals in CPC, which is Carlyle’s direct lending business unit that operates within the broader Carlyle Global Credit platform (which in turn operates within Carlyle’s GMS segment). Our investment approach is focused on long-term credit performance and principal preservation. Our Investment Adviser’s investment team utilizes a rigorous, systematic, and consistent investment process, refined over Carlyle’s 30-year history investing in private markets across multiple cycles, designed to achieve enhanced risk-adjusted returns.

Our Investment Adviser’s seven person investment committee is responsible for reviewing and approving our investment opportunities. The members of the investment committee have experience investing through different credit cycles. The investment committee is led by Michael A. Hart, Managing Director of Carlyle, Head

of CPC, Chairman of our Board of Directors and our Chief Executive Officer and also includes Jeffrey S. Levin, Managing Director of Carlyle and our President. See “Management—Portfolio Management” for biographical information of members of our Investment Adviser’s investment committee.

Our Investment Adviser also serves, and may serve in the future, as investment adviser to other current and future affiliated business development companies that have investment objectives similar to our investment objectives.

Pursuant to a personnel agreement between our Investment Adviser and Carlyle Employee Co., an affiliate of our Investment Adviser, Carlyle Employee Co. provides our Investment Adviser with access to investment professionals that comprise our Investment Adviser’s investment team. As of May 10, 2017, our Investment Adviser’s investment team includes a team of 28 dedicated investment professionals. The seven members of our Investment Adviser’s investment committee have an average of 21 years of industry experience. In addition, our Investment Adviser and its investment team are supported by a team of finance, operations and administrative professionals currently employed by Carlyle Employee Co. and CELF, both wholly owned subsidiaries of Carlyle. See “Certain Relationships and Related Party Transactions.”

Our Investment Adviser, its investment professionals, our executive officers and directors, and other current and future principals of our Investment Adviser serve or may serve as investment advisers, officers, directors or principals of entities or investment funds that operate in the same or a related line of business as we do and/or investment funds, accounts and other similar arrangements advised by Carlyle. An affiliated investment fund, account or other similar arrangement currently formed or formed in the future and managed by our Investment Adviser or its affiliates may have overlapping investment objectives and strategies with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, our Investment Adviser and/or its affiliates may face conflicts of interest arising out of the investment advisory activities of our Investment Adviser and other operations of Carlyle.    See “—Allocation of Investment Opportunities and Potential Conflicts of Interest” and “Risk Factors—Risks Related to Our Business and Structure—There are significant potential conflicts of interest, including the management of other investment funds and accounts by our Investment Adviser, which could impact our investment returns.”

Carlyle

Our Investment Adviser is an affiliate of Carlyle. Carlyle is one of the world’s largest and most diversified multi-product global alternative asset management firms. Carlyle and its affiliates advise an array of specialized investment funds and other investment vehicles that invest across a range of industries, geographies, asset classes and investment strategies. Since its founding in Washington, D.C. in 1987, Carlyle has grown to become a leading global alternative asset manager with approximately $162 billion in AUM across 287 investment vehicles as of March 31, 2017.

Carlyle Global Credit is one of the largest integrated credit platforms in the industry with approximately $29 billion in AUM and more than 120 employees with multiple offices, including New York, Chicago and Los Angeles, as of March 31, 2017. Carlyle Global Credit’s investment strategies include loans and structured credit, distressed credit, private credit (through CPC) and energy credit.

•	Primary areas of focus for Carlyle’s Global Credit teams include:

•	Loans and Structured Credit. The structured credit funds invest primarily in performing senior secured bank loans through structured vehicles and other investment vehicles. As of March 31, 2017, Carlyle’s loan and structured credit team advised 46 structured credit funds and two carry funds in the United States, Europe, and Asia totaling, in the aggregate, approximately $19 billion in AUM.

•

Distressed Credit. The distressed credit funds generally invest in liquid and illiquid securities and obligations, including secured debt, senior and subordinated unsecured debt, convertible debt obligations, preferred stock and public and private equity of financially distressed companies in defensive and asset-rich industries. In certain investments, these funds may seek to restructure pre-reorganization debt claims into controlling positions in the equity of reorganized companies. As of March 31, 2017, Carlyle’s distressed credit team advised three funds totaling, in the aggregate, approximately $3.7 billion in AUM.

•	Private Credit. Carlyle’s private credit business includes Carlyle’s BDCs, which invest primarily in middle market first-lien loans (which include unitranche, “first out” and “last out” loans) and second-lien loans of middle-market companies, typically defined as companies with annual EBITDA ranging from $10 million to $100 million that lack access to the broadly syndicated loan and bond markets. As of March 31, 2017, Carlyle’s private credit investment team advised four funds consisting of two BDCs (including us), a CLO and one corporate mezzanine fund that is past its investment period, totaling, in the aggregate, approximately $2 billion in AUM.

•	Energy Credit. Carlyle’s energy credit team invests primarily in privately negotiated mezzanine debt investments in North American energy and power projects and companies. As of March 31, 2017, Carlyle’s energy credit team advised two funds with approximately $4.7 billion in AUM.

Strategic Relationships

We have established two highly differentiated strategic relationships that expand our product offering and increase our scale, enhancing our investment opportunities and optimizing selectivity rates, as we determine which credits provide the best risk adjusted returns for our stockholders. In early 2015, our Investment Adviser developed a key strategic relationship with Madison Capital, a prominent non-bank finance company that is a subsidiary of New York Life Insurance Company, which has allowed us to offer various lending solutions to potential borrowers and has increased our coverage of U.S. middle market private equity firms. Additionally, in early 2016, we agreed to co-invest with Credit Partners, a wholly owned subsidiary of a large Canadian pension fund, to form Credit Fund, a joint venture primarily focused on investing in first lien loans to middle market companies. We and Credit Partners each have 50% economic ownership of Credit Fund and have commitments to fund, from time to time, capital of up to $400 million each.

About Our Administrator

CGMSFA, a Delaware limited liability company, serves as our Administrator. Pursuant to the Administration Agreement, our Administrator provides services to us and we reimburse our Administrator for its costs and expenses and our allocable portion of overhead incurred by our Administrator in performing its obligations under the Administration Agreement, including our allocable portion of the compensation of certain of our officers and staff. In addition, our Administrator has entered into the Carlyle Sub-Administration Agreements, which provide our Administrator with access to personnel. Our Administrator has also entered into the State Street Sub-Administration Agreement, pursuant to which State Street provides for certain administrative and professional services. State Street also serves as our custodian.

Competitive Strengths

Market Leading Direct Origination Platform. We have access to CPC’s strong direct origination platform, with coverage of over 200 private equity firms and over 150 lending institutions. We take a regional approach to client coverage with offices in New York City, Chicago and Los Angeles. The origination team is highly experienced, and maintains deep relationships with a broad network of financial sponsors, commercial and investment banks, and finance companies, which are expected to continue to generate a significant amount of investment opportunities.

Scaled Investment Platform and Capabilities. CPC is an established, scaled investment platform with the ability to invest across the entire capital structure. CPC’s broad capabilities and ability to offer a full financing solution give us access to a wide funnel of opportunities, allow us to select high quality credits, construct the optimal financing package as it relates to price and terms, assert greater control over documentation, and generate attractive risk-adjusted returns for our stockholders. We believe CPC’s hold sizes are among the largest in the middle market, which we believe results in the ability to generate premium economics, as sponsors are willing to pay higher spreads for financing certainty. CPC’s large hold sizes and strategic relationships enable us to provide certainty with regards to spreads, fees, structure and covenants. Furthermore, the breadth of CPC’s debt offerings also allows us to deploy capital at a measured pace across credit cycles and construct a portfolio that will perform in a broad range of economic conditions.

One Carlyle Capabilities Leading to Superior Credit Performance. We benefit from our Investment Adviser’s utilization of the broader resources of Carlyle, which includes access to Carlyle’s relationships and institutional knowledge from almost three decades of private market investing. Our underwriting process leverages Carlyle’s 625 investment professionals across multiple alternative investment asset classes, 34 operating executive consultants, information obtained through direct ownership of over 270 companies and lending relationships with over 500 companies, 11 credit industry research analysts, and in-house government affairs and economic research teams. Our systematic and consistent approach is augmented by industry expertise and tenured underwriting professionals who both lead our Investment Adviser’s investment team and serve on our Investment Adviser’s investment committee. Strong credit underwriting has been a key component of our investing process, where our Investment Adviser seeks to select borrowers whose businesses are expected to generate substantial cash flows, to have leading management teams, stable operating histories, high barriers to entry and meaningful equity value, and to retain significant value.

Experienced Investment Team and Alignment of Interests. Our Investment Adviser’s investment team comprises investment professionals in CPC who have extensive middle market lending experience. The investment team consists of 28 dedicated investment professionals. The seven members of our Investment Adviser’s investment committee have an average of 21 years of industry experience. We believe the breadth and depth of the investment team in sourcing, structuring, executing, and monitoring a broad range of private investments provides us with a significant competitive advantage in building a high quality portfolio of investments.

Certain members of the investment team, investment committee and Carlyle’s senior management team, employees and affiliates own approximately 5% of our outstanding common stock. In addition, in order to align the interests of our Investment Adviser’s investment professionals with our investors, our Investment Adviser pays a portion of the incentive fees that it receives from us to our Investment Adviser’s investment committee and certain investment team members, which may represent a significant component of such individual’s compensation.

Carefully Constructed Portfolio of Diversified Senior Secured, Floating Rate Loans. Our portfolio has been defensively constructed, exhibits strong credit quality, generates stable risk-adjusted returns and allows us to generate meaningful investment income, and consequently dividend income, for our stockholders. We have invested approximately $2.1 billion since our inception in directly originated middle market loans. Our portfolio is highly diversified by borrower, industry sector, sponsor relationships and other metrics. As of March 31, 2017, we had a portfolio of 94 investments in 82 portfolio companies across 30 industries and 54 unique sponsors. As of March 31, 2017, approximately 99% of our debt investments bore interest at floating rates, subject to interest rate floors, and 78.0% of our portfolio was invested in first-lien debt investments (including 12.1% first lien/last out loans).

Strategic Relationships . Our strategic relationships enhance our ability to provide full financing solutions to our borrowers, which results in our being able to generate optimal economics, significant access to diligence and control over documentation terms. Additionally, these relationships further strengthen our origination platform and ability to develop creative financing solutions to invest through the capital structure based on where we believe the best risk-adjusted return opportunities reside. Our Investment Adviser’s strategic relationship with Madison Capital, a leading middle market senior lender with approximately $8.0 billion of AUM as of

March 31, 2017, allows us to offer a full unitranche financing solution. This product provides middle market companies with certainty for financing without syndication risk and generates attractive risk-adjusted returns on these investments for our stockholders. Madison Capital provides the first lien/first out portion of the unitranche loan, which allows us to provide the first lien/last out portion. Collectively, we and Madison Capital have provided over $900 million (before any repayments or exits) of unitranche loans to middle market companies. The relationship has been extremely successful, and we frequently invest alongside Madison Capital on a variety of investment opportunities (in addition to unitranche loans).

Separately, Credit Fund, our strategic joint venture with a large Canadian pension fund, primarily invests in first lien loans of middle-market companies. Since its inception and through March 31, 2017, Credit Fund has provided $603 million (before any repayments or exits) of senior secured loans. This joint venture provides us with an enhanced first lien loan product for certain transactions, thus further increasing our deal flow, and results in an increased number of borrowers in our portfolio, which provides strategic benefits as we build incumbent positions for future growth and investment opportunity.

The following highlights illustrate our accomplishments since the commencement of our operations:

•	Equity Capital Commitments and Investments—As of May 10, 2017, we had a total of $1.3 billion in total equity capital commitments. Of that total, and inclusive of the use of leverage and recycled proceeds from sales and paydowns, we have deployed $1.7 billion in 118 funded first lien debt investments, $274.0 million in 31 funded second lien debt investments, $126.6 million in 27 structured finance obligations, $6.6 million in 8 equity investments and $175.9 million in one investment fund through March 31, 2017.

•	Credit Facilities and the 2015-1 Notes—On May 24, 2013, our wholly owned subsidiary, the SPV, entered into the SPV Credit Facility, with a maximum principal amount of $400 million. In addition, on March 21, 2014, we entered into the Credit Facility, with a maximum principal amount of $283 million. Further, on June 26, 2015, we completed the 2015-1 Debt Securitization. The 2015-1 Notes were issued by the 2015-1 Issuer, our wholly owned and consolidated subsidiary.

•	Credit Platform Enhancements—Our Investment Adviser’s investment team has continued to expand and enhance all facets of the credit platform supporting us. Additional senior origination professionals were added during 2016 which meaningfully expanded the direct sourcing capabilities, bringing the total number of senior origination professionals to seven as of March 31, 2017. The scale of the direct origination platform allows us to maximize the investment opportunity set and increase overall investment selectivity. Direct origination has several important benefits including optimizing transaction economics, improving the strength of the loan documentation, and providing greater access to due diligence materials. Additional senior resources were added to the capital markets group, further enhancing investment sourcing and syndication capabilities with other lenders, including banks, finance companies, credit funds, and other business development companies. Additional professionals were added to the underwriting and portfolio management team to support the overall increase in investment activity and portfolio growth. This team works closely with the origination and capital markets professionals, as well as the CPC industry research analysts in executing all facets of transaction due diligence and portfolio management. Further enhancements and additions will be made as appropriate to ensure that our Investment Adviser’s investment team continues to have best in class execution across each segment of the business.

Market Opportunity

We believe the middle market lending environment provides attractive investment opportunities as a result of a combination of the following factors:

Favorable Market Environment. We believe the middle market remains one of the most attractive investment areas due to its large size, superior value relative to the broadly syndicated loan market, and supply-demand imbalance that continues to favor non-bank lenders. We believe market yields remain attractive and leverage levels at middle market companies are stable, creating a favorable investment environment.

Large and Growing U.S. Middle Market. The U.S. middle market is the largest market by many measures, which is expected to enable us to invest selectively as approximately 70% of middle market loan volume is sponsor-backed. According to S&P Capital IQ, as of December 31, 2016, there are over 70,000 U.S. middle market companies generating between $20 million and $1 billion in annual revenue, compared with approximately 3,500 companies with revenue greater than $1 billion. We believe these middle market companies, both sponsored and non-sponsored, represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow.

Leverage, Pricing and Risk. According to the S&P Global Market Intelligence LCD Quarterly Leveraged Lending Review (Q4 2016), middle market companies are less levered, have larger equity contributions, experience lower rates of default, and achieve higher recoveries versus large cap broadly syndicated loans. Middle market loans also tend to achieve more attractive pricing and structures, including documentation, covenants and information/governance, than broadly syndicated loans. Over the 3 year period from 2014 to 2016, middle market loans have exhibited an approximate 200 basis points spread premium over broadly syndicated loans according to the S&P Global Market Intelligence LCD Leveraged Loan Index.

Market Environment Favors Non-Traditional Lenders. Traditional middle-market lenders, such as commercial and regional banks and commercial finance companies, have contracted their origination and lending activities and are focusing on more liquid asset classes or have exited the business. At the same time, institutional investors have sought to invest in larger, more liquid offerings, limiting the ability of middle-market companies to raise debt capital through public capital markets. This has resulted in other capital providers, such as specialty finance companies, structured-credit vehicles such as CLOs (collateralized loan obligations), BDCs, and private investment funds, actively investing in the middle market. We believe the aforementioned changes and restrictions have created a large and growing market opportunity for alternative lenders such as us.

Favorable Capital Markets Trends. Current and future demand for middle market financings, driven by private equity investment and upcoming maturities are expected to provide us with ample deal flow. Current data from the Thompson Reuters LPC Middle Market Weekly Report (January 27, 2017) suggests that approximately $615 billion of upcoming loan maturities for middle market companies are due between 2017 and 2022, and the PitchBook PE & VE Fundraising and Capital Overhang Report (1H 2016) suggests that there is over $657 billion of uninvested capital in 2011–2015 vintage private equity funds. We believe these refinancings and uninvested capital will provide a steady flow of attractive opportunities for well-positioned lenders with deep and longstanding sponsor and market relationships, particularly for providers of full capital structure financing solutions.

Benefits of Traditional Middle Market Focus. We believe there are significant advantages in our focus on the traditional middle market, a market we categorize to include borrowers with EBITDA in the range of approximately $10 million to $100 million. Traditional middle market companies are generally less levered than companies with EBITDA in excess of $100 million and loans to these borrowers offer more attractive economics in the form of upfront fees, spreads, and prepayment penalties. Senior secured middle market loans typically have strong defensive characteristics: these loans have priority in payment among a portfolio company’s security holders and they carry the least risk among investments in the capital structure; these investments, which are secured by the portfolio company’s assets, typically contain carefully structured covenant packages which allow lenders to take early action in situations where obligors underperform; and these characteristics can provide protection against credit deterioration. Middle market lenders like us are often able to complete more thorough due diligence investigations prior to investment than lenders in the broadly syndicated space.

NFIC Acquisition

On May 3, 2017, we entered into the Merger Agreement under which we have agreed, subject to the satisfaction of certain closing conditions, to acquire NFIC, a Maryland corporation, in a cash and stock transaction, which we refer to as the “NFIC Acquisition.” If NFIC stockholders approve the Merger Agreement, then pursuant to the Merger Agreement, at the effective time, subject to the satisfaction of specified closing conditions, NFIC will merge with and into us with us as the surviving entity in the NFIC Acquisition.

Upon the completion of the NFIC Acquisition, each share of NFIC common stock issued and outstanding immediately prior to the effective time of the NFIC Acquisition will be converted into the right to receive the Merger Consideration from us, in accordance with the elections of NFIC stockholders. Each NFIC stockholder is permitted to elect its Cash Percentage Election with respect to all shares of NFIC common stock held by such stockholder. The Cash Election Percentage elected by an NFIC stockholder shall not exceed 95%. The net asset value of the Merger Consideration (consisting of Acquisition Shares and cash, if any) that each NFIC stockholder is entitled to under the Merger Agreement will be equal to the net asset value of such NFIC stockholder’s shares of common stock in NFIC.

As of March 31, 2017, the fair value of NFIC’s investments was approximately $267.3 million in 75 portfolio companies. The following table sets forth the capitalization of NFIC and us, in each case, as of December 31, 2016, and the pro forma combined capitalization of us as if the NFIC Acquisition had occurred on that date assuming a 95% Cash Election Percentage.

	TCG BDC	NFIC	Adjustments	TCG BDC Pro-Forma
(dollar amounts in thousands, except per share data)
Net Assets	$764,137	$155,546	$(11,927)	$907,756
Shares Outstanding	41,702,318	8,156,316	(295,424)	49,563,210
Net Asset Value Per Share	$18.32	$19.07	—	$18.32

The actual financial positions and results of operations of NFIC and us prior to the NFIC Acquisition and that of the Company following the NFIC Acquisition may be different, possibly materially, from the unaudited pro forma metrics included in this section.

These pro forma net assets adjustments amounts include an estimated $328 thousand and $65 thousand in NFIC Acquisition expenses incurred by us and NFIC, respectively, on or before the closing of the NFIC Acquisition. Unexpected delays in completing the NFIC Acquisition or in connection with the post-merger integration process may significantly increase the related costs and expenses incurred by us and NFIC. Adjustments amounts also include net change in cash, debt and equity balances due to the NFIC Acquisition. In addition, the fair values used for valuing the portfolio of NFIC are derived using consistent valuation methodology as used to calculate the fair value of our portfolio. The change in the number of shares reflects the net result of the cancellation of NFIC’s existing shares and the issuance of additional shares by us to NFIC stockholders as consideration for the NFIC Acquisition and to our stockholders for capital calls to fund the NFIC Acquisition made prior to the date of this offering.

The following table presents the type of investments as a percentage of fair value of us, NFIC and pro forma for the combined company as of December 31, 2016:

As of December 31, 2016
	% of Fair Value
			Combined
	TCG BDC	NFIC	Pro-Forma
Type
First Lien Debt	80.09%	96.36%	82.82%
Second Lien Debt	12.08%	3.64%	10.67%
Structured Finance Obligations	0.37%	0.00%	0.30%
Equity Investments	0.46%	0.00%	0.38%
Investment Fund	7.00%	0.00%	5.83%

Total	100.00%	100.00%	100.00%

The following table summarizes the Internal Risk Ratings of us, NFIC and pro forma for the combined company as of December 31, 2016:

As of December 31, 2016
	TCG BDC		NFIC		Combined Pro-Forma
	Fair Value	% of Fair Value	Fair Value	% of Fair Value	Fair Value	% of Fair Value
(dollar amounts in millions)
Internal Risk Rating 1	$59.3	4.5%	$11.9	4.2%	$71.2	4.5%
Internal Risk Rating 2	1,055.7	80.5	223.0	77.9	1,278.7	80.0
Internal Risk Rating 3	100.9	7.7	23.2	8.1	124.1	7.8
Internal Risk Rating 4	75.7	5.8	22.0	7.7	97.7	6.1
Internal Risk Rating 5	12.2	0.9	3.5	1.2	15.7	1.0
Internal Risk Rating 6	7.6	0.6	2.6	0.9	10.2	0.6

Total	$1,311.4	100.0%	$286.2	100.0%	$1,597.6	100.0%

As of December 31, 2016, the weighted average Internal Risk Rating of our and NFIC’s debt investment portfolio was 2.2 and 2.3, respectively.

As of December 31, 2016, we had (i) total assets of approximately $1.49 billion, (ii) total liabilities of approximately $0.73 billion and (iii) a net asset value per share of $18.32. Assuming the NFIC Acquisition was completed as of December 31, 2016, the combined company would have on a pro forma basis as of December 31, 2016 (i) total assets of more than $1.78 billion, (ii) total liabilities of more than $0.87 billion, and (iii) a net asset value per share of $18.32. The industrial and geographic compositions of our portfolio will not materially change as a result of the NFIC Acquisition. As of December 31, 2016, our and NFIC’s asset coverage calculated in accordance with the Investment Company Act was 209.97% and 219.26%, respectively. Assuming the NFIC Acquisition was completed as of December 31, 2016, the combined company would have on a pro forma basis weighted average yields of 7.95% and 8.01% for our first and second lien debt based on amortized cost and fair value, respectively, as of December 31, 2016. Based on fair value as of December 31, 2016, our and NFIC’s respective debt portfolios were invested in approximately 99% and 99%, respectively, of debt bearing a floating interest rate with an interest rate floor. Assuming the NFIC Acquisition was completed as of December 31, 2016, the combined company would have on a pro forma basis 99% of its debt portfolio invested in debt bearing a floating interest rate with an interest rate floor, as of December 31, 2016. The information presented in this paragraph and the immediately preceding paragraphs is provided for illustrative purposes only and does not necessarily indicate what the future assets, liabilities, net asset value or asset mix of the combined company will be following the NFIC Acquisition.

Additionally, this pro forma information does not include any estimated net increase (decrease) in stockholders’ equity resulting from operations or other asset sales and repayments that are not already reflected that may occur between December 31, 2016 and the completion of the NFIC Acquisition.

The completion of the NFIC Acquisition is subject to certain conditions, including, among others, NFIC stockholder approval and other customary closing conditions. While there can be no assurances as to the exact timing, or that the NFIC Acquisition will be completed at all, the Company expects to complete the NFIC Acquisition in June 2017.

We cannot assure you that the NFIC Acquisition will be completed as scheduled, or at all. See “Risk Factors—Risks Related to the NFIC Acquisition” for a description of the risks that the company may face if the NFIC Acquisition is or is not completed.

Allocation of Investment Opportunities and Potential Conflicts of Interest

An affiliated investment fund, account or other similar arrangement currently formed or formed in the future and managed by our Investment Adviser or its affiliates may have overlapping investment objectives and strategies with our own and, accordingly, may invest in asset classes similar to those targeted by us. This creates potential conflicts in allocating investment opportunities among the Company and such other investment funds, accounts and similar arrangements, particularly in circumstances where the availability or liquidity of such investment opportunities is limited or where co-investments by the Company and other funds, accounts or arrangements are not permitted under applicable law, as discussed below.

For example, Carlyle sponsors several investment funds, accounts and other similar arrangements, including, without limitation, structured credit funds as well as future closed-end registered investment companies, business development companies, carry funds, managed accounts and structured credit funds. Investment opportunities in suitable negotiated investments for investment funds, accounts and other similar arrangements managed by our Investment Adviser are allocated in accordance with the Exemptive Relief. Investment opportunities for investment funds, accounts and other similar arrangements not managed by our Investment Adviser are allocated in accordance with our Investment Adviser’s and Carlyle’s other allocation policies and procedures. Such policies and procedures may result in certain investment opportunities that are attractive to us being allocated to other funds that are not managed by our Investment Adviser. In addition, in some cases the Investment Adviser may make investment recommendations to investment funds, accounts and similar arrangements where the investment funds, accounts and similar arrangements make the investment independently of the Investment Adviser. As a result, there are circumstances where investments appropriate for us are instead allocated, in whole or in part, to such other investment funds, accounts or other similar arrangements irrespective of the Investment Adviser’s policies regarding allocation of investments. Where Carlyle otherwise has discretion to allocate investment opportunities among various funds, accounts and other similar arrangements, it should be noted that Carlyle may determine to allocate such investment opportunities away from us.

Our Investment Adviser’s investment team forms the exclusive Carlyle platform for U.S. middle market debt investments. If Carlyle is presented with investment opportunities that generally fall within our investment objective and that of other Carlyle funds, accounts or other similar arrangements, whether focused on a debt strategy or otherwise, Carlyle allocates such opportunities among us and such other Carlyle funds, accounts or other similar arrangements, including other affiliated business development companies, in a manner consistent with the Exemptive Relief, our Investment Adviser’s allocation policies and procedures and Carlyle’s other allocation policies and procedures, where applicable. Carlyle’s, including our Investment Adviser’s, allocation policies and procedures are designed to allocate investment opportunities fairly and equitably among its clients over time, taking into account the sourcing of the transaction, the nature of the investment focus of each such other Carlyle fund, accounts or other similar arrangements, the relative amounts of capital available for investment, the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals, any requirements contained in the governing agreements of the Carlyle funds, accounts or other similar arrangements and other considerations deemed relevant by Carlyle in good faith, including suitability considerations and reputational matters. The application of these considerations may cause differences in the performance of different Carlyle funds, accounts and similar arrangements that have similar strategies.

Because we are a BDC, we are not generally permitted to make loans to companies controlled by Carlyle or other funds managed by Carlyle.

We are also not permitted to make any co-investments with our Investment Adviser or its affiliates (including any fund managed by Carlyle) without exemptive relief from the SEC, subject to certain exceptions, including with respect to our downstream affiliates. The SEC has granted us Exemptive Relief that permits us and certain of our affiliates to co-invest in suitable negotiated investments. Co-investments made under the Exemptive Relief are subject to compliance with the conditions and other requirements contained in the Exemptive Relief, which could limit our ability to participate in a co-investment transaction. We may also co-invest with funds managed by Carlyle or any of its downstream affiliates, subject to compliance with applicable law and regulations, existing regulatory guidance, and our Investment Adviser’s allocation policies and procedures.

While Carlyle and our Investment Adviser seek to implement their respective allocation processes in a fair and equitable manner under the particular circumstances, there can be no assurance that it will result in equivalent allocation of or participation in investment opportunities or equivalent performance of investments allocated to us as compared to the other entities. In some cases, due to information barriers that are in place, the Company and other Carlyle investment funds, accounts or other similar arrangements may compete with each other for specific investment opportunities without being aware that they are competing with each other. Carlyle has a conflict system in place above these information barriers to identify potential conflicts early in the process and determine if an allocation decision needs to be made. If the conflicts system detects a potential conflict, the legal and compliance departments of Carlyle assess investment opportunities to determine whether a particular investment opportunity is required to be allocated to a particular investment fund, account or other similar arrangement (including the Company) or is prohibited from being allocated to a particular investment fund, account or similar arrangement. Subject to a determination by the legal and compliance departments (if applicable), portfolio management teams are then charged with ensuring that investment opportunities are allocated to the appropriate investment fund, account or similar arrangement.

During periods of unusual market conditions, our Investment Adviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only investment funds, accounts or similar arrangements that are typically managed on a side-by-side basis with levered and/or long-short investment funds, accounts or similar arrangements.

Investment Strategy

We target U.S. middle market companies, generally controlled by private equity investment firms that require capital for growth, acquisitions, recapitalizations, refinancings and leveraged buyouts. We may also make opportunistic loans to independently owned and publicly held middle market companies. We seek to partner with strong management teams executing long-term growth strategies. Target businesses typically exhibit some or all of the following characteristics:

•	EBITDA of $10—$100 million;

•	Minimum of 35% original sponsor cash equity;

•	Sustainable leading positions in their respective markets;

•	Scalable revenues and operating cash flow;

•	Experienced management teams with successful track records;

•	Stable, predictable cash flows with low technology and market risks;

•	Diversified product offering and customer base;

•	Low capital expenditures requirements;

•	A North American base of operations;

•	Strong customer relationships;

•	Products, services or distribution channels having distinctive competitive advantages; and

•	Defensible niche strategy or other barriers to entry.

While we believe that the criteria listed above are important in identifying and investing in prospective portfolio companies, not all of these criteria will be necessarily met by each prospective portfolio company. In addition, we may change our investment objective and/or investment criteria over time without notice to or consent from our investors.

Investment Approach and Risk Monitoring of Investments

Our Investment Adviser utilizes a rigorous, systematic and consistent due diligence underwriting process to evaluate all investment opportunities. Our Investment Adviser’s investment teams primarily consist of origination professionals, research analysts and underwriters. An investment team works on a particular transaction from initial screening through closing, and the same team continues to monitor the credit for the life cycle of the investment.

We view our investment process as consisting of the phases described below:

Origination. Our Investment Adviser has built a strong direct origination platform with coverage of over 200 private equity firms and over 150 lending institutions. Our Investment Adviser’s origination team sources approximately 700 opportunities per year for us with an ultimate investment rate by us of less than 10% annually. The scale of our Investment Adviser’s origination platform allows us to maximize access to investment opportunities and enhance overall investment selectivity. We further seek to reduce risk by partnering with experienced sponsors with strong track records. We believe lending to companies owned by leading private equity firms (versus non-sponsored companies) has several important and potentially defensive characteristics. Sponsor involvement provides for:

•	maximization of investment opportunities as approximately 70% of middle market loan volume is sponsor backed as of December 31, 2016, according to the S&P Global Market Intelligence LCD Middle Market Fact Sheet;

•	validation of enterprise value;

•	support, as needed, in strategy, operations and governance of portfolio companies; and

•	the potential for additional capital commitment by sponsor if company requires financial support.

The origination team supplements these relationships through personal visits and marketing campaigns focused on maximizing investment deal flow. It is their responsibility to identify specific opportunities, refine opportunities through candid exploration of the underlying facts and circumstances and to apply creative and flexible solutions to solve clients’ financing needs. The origination personnel are located in New York, Chicago and Los Angeles. Each originator maintains long-standing relationships with potential sources of deal flow and is responsible for covering a specified target market. We believe those originators’ strength and breadth of relationships across a wide range of markets generate numerous financing opportunities, which should enable our Investment Adviser to be highly selective in recommending investments.

Transaction Screening. After the senior originator has completed an initial screen, the investment team will prepare and present a consistent screening template that includes business description, proposed transaction financing structures, preliminary financial analysis, initial assessment of investment merits and key risks and market/industry considerations to a subset of our Investment Adviser’s investment committee. During this early stage, the investment team also assesses initial adherence with environmental, social, and governance policies. Based on feedback from the committee, the deal team will prepare and disseminate an outcome email that documents the takeaways from the meeting, including preferred financing structure as well as terms, key diligence items, and next steps.

Underwriting. The next step is full credit analysis and in-depth due diligence. During the investment process, the investment team works closely with the private equity sponsor in all aspects of due diligence, including onsite meetings, due diligence calls, and review of third party diligence reports. Our Investment Adviser also conducts an independent evaluation of the business, utilizing both internal and external sources. A key differentiator is our Investment Adviser’s integrated credit platform and collaborative efforts that leverage Carlyle’s broader resources, which include access to Carlyle’s relationships and institutional knowledge. This includes speaking to the private equity investment professionals (in accordance with information barrier restrictions), Carlyle operating executives, Carlyle’s Chief Economist & Director of Research, Carlyle’s Government Affairs professionals, and any executive within Carlyle’s private equity portfolio. In addition, we utilize multiple third party expert networks to supplement its work to gain further insight into company and industry factors from various thought leaders across the company’s markets. From the multiple diligence sources noted above, the deal team will prepare a highly detailed approval memo that includes, but is not limited to, the following:

•	Overview of the opportunity and investment team recommendation

•	Structure, terms and pricing of the proposed facilities

•	Sources and uses

•	Sponsor background, history

•	Risks and mitigants

•	Detailed analysis of historical financial statements, including analysis of EBITDA adjustments, where appropriate

•	Projections, including management/sponsor case and base case, with assumptions clearly described, including revenue and EBITDA bridge, where appropriate

•	Downside case analysis

•	Fixed/variable cost analysis

•	Business/product description

•	Customers & suppliers

•	Industry trends and analysis

•	Competition

•	Management

•	Legal, environmental, regulatory issues (if applicable)

•	Capital markets/syndication strategy (if applicable)

•	Items as to which approval is conditional and which require further due diligence and/or subsequent resolution

Monitoring. We view proactive portfolio monitoring as a vital part of the investment process. Our Investment Adviser utilizes a proprietary credit surveillance report and software system, an objective rules-based Internal Risk Rating system and proprietary valuation model to assess risk in the portfolio. In addition to monthly portfolio reviews, our Investment Adviser compiles a quarterly risk report that examines, among other metrics, migration in portfolio and loan level investment mix, industry diversification, Internal Risk Ratings, revenue, EBITDA, and leverage. Our Investment Adviser supplements these policies with additional analyses and projections, including stress scenarios, to assess the potential exposure of our portfolio to variable macroeconomic factors and market conditions.

Portfolio Composition

As of March 31, 2017 and December 31, 2016, the fair value of our investments was approximately $1,392.5 million and $1,422.8 million, respectively, in 82 and 86 portfolio companies/structured finance obligations/investment fund, respectively. The type, geography and industry composition of our non-controlled/non-affiliated investments as a percentage of fair value as of March 31, 2017 and December 31, 2016 was each as follows:

	As of March 31,	As of December 31,
Type—% of Fair Value	2017	2016
First Lien Debt	77.95%	80.09%
Second Lien Debt	11.61	12.08
Structured Finance Obligations	0.20	0.37
Equity Investments	0.61	0.46
Investment Fund	9.63	7.00

Total	100.00%	100.00%

	As of March 31,	As of December 31,
Type—% of Fair Value of First and Second Lien Debt	2017	2016
Floating Rate	99.20%	99.25%
Fixed Rate	0.80	0.75

Total	100.00%	100.00%

	As of March 31,	As of December 31,
Geography—% of Fair Value	2017	2016
Cayman Islands	0.20%	0.37%
United Kingdom	1.49	1.47
United States	98.31	98.16

Total	100.00%	100.00%

	As of March 31,	As of December 31,
Industry—% of Fair Value	2017	2016
Aerospace & Defense	4.44%	4.31%
Automotive	1.99	2.70
Banking, Finance, Insurance & Real Estate	10.70	10.59
Beverage, Food & Tobacco	1.11	1.08
Business Services	8.73	9.97
Capital Equipment	2.70	2.62
Chemicals, Plastics & Rubber	1.42	1.39
Construction & Building	1.70	1.67
Consumer Services	6.00	5.62
Containers, Packaging & Glass	3.43	3.35
Durable Consumer Goods	1.39	1.40
Energy: Electricity	2.65	2.59
Energy: Oil & Gas	0.77	0.77
Environmental Industries	2.99	2.90
Forest Products & Paper	1.72	1.68
Healthcare & Pharmaceuticals	11.84	11.36
High Tech Industries	3.24	3.26
Hotel, Gaming & Leisure	2.15	2.11
Investment Fund	9.63	7.00
Media: Advertising, Printing & Publishing	4.21	5.06
Metals & Mining	0.74	0.72
Non-durable Consumer Goods	2.00	2.06
Retail	0.59	0.58
Software	0.81	0.79
Sovereign & Public Finance	0.13	—
Structured Finance	0.20	0.37
Telecommunications	6.11	7.76
Transportation: Cargo	2.48	2.41
Transportation: Consumer	1.97	1.96
Wholesale	2.16	1.92

Total	100.00%	100.00%

See the Consolidated Schedules of Investments as of March 31, 2017 and December 31, 2016 in our consolidated financial statements for more information on these investments, including a list of companies and type, cost and fair value of investments which are included in our consolidated financial statements included in this prospectus.

Competition

Our primary competitors in providing financing to middle market companies include public and private funds, other BDCs, commercial and investment banks, collateralized loan obligations, commercial finance companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that will not be available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we do, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the Investment Company Act and the Code impose on us. We cannot assure you that the competitive pressures we will face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

We expect to use the expertise of the members of our Investment Adviser’s investment committee and its investment team to assess investment risks and determine appropriate pricing for our investments. In addition, we expect that the relationships developed by our Investment Adviser’s investment team will enable us to learn about and compete effectively for, financing opportunities with attractive middle market companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see “Risk Factors—Risks Related to Our Investments—We operate in a highly competitive market for investment opportunities, and compete with investment vehicles sponsored or advised by our affiliates.”

Staffing

We do not currently have any employees. Our Chief Financial Officer and Treasurer and Chief Operating Officer, each a Managing Director of Carlyle, and our Chief Compliance Officer and Secretary, a Director of Carlyle, are retained by our Administrator pursuant to the Carlyle Sub-Administration Agreements. Each of these professionals performs their respective functions for us under the terms of our Administration Agreement.

Our day-to-day investment operations are managed by our Investment Adviser. Pursuant to its personnel agreement with Carlyle Employee Co., our Investment Adviser has access to the members of its investment committee, and a team of additional experienced investment professionals who, collectively, comprise the Investment Adviser’s investment team. Our Investment Adviser may hire additional investment professionals to provide services to us.

Properties

We maintain our principal executive office at 520 Madison Avenue, 40th Floor, New York, New York 10022. We do not own any real estate.

Legal Proceedings

From time to time, we may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under loans to or other contracts with our portfolio companies. We and our Investment Adviser are not currently subject to any material legal proceedings, and, to our knowledge, no material legal proceeding is threatened against us.

PORTFOLIO COMPANIES

The table set forth below contains certain information as of March 31, 2017 for each portfolio company in which we had an investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance that we may provide upon request and any board observer or participation rights we may receive in connection with our investment. In general, under the Investment Company Act, we would be presumed to “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned more than 5% of its outstanding voting securities. As a result, for purposes of the Investment Company Act, we are presumed to control Middle Market Credit Fund, LLC.

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares	Amortized Cost (1)	Fair Value	Percentage of Class Held
Equity and Debt Investments (6)
Access CIG, LLC	Business Services	First Lien	L + 5.00% (1% Floor)	10/17/2021	18,289	18,180	18,313	—
6818 A Patterson Pass Road Livermore, CA 94550

Advanced Instruments, LLC	Healthcare & Pharmaceuticals	First Lien	L + 5.25% (1% Floor)	10/31/2022	10,500	10,287	10,476	—
2 Technology Way Norward, MA 02062

AIM Group USA Inc.	Aerospace & Defense	Second Lien	L + 9.00% (1% Floor)	8/2/2022	23,000	22,710	23,025	—
705 SW 7th Street Renton, WA 98057

Alpha Packaging Holdings, Inc.	Containers, Packaging & Glass	First Lien	L + 4.25% (1% Floor)	5/12/2020	11,293	11,285	11,293	—
1555 Page Industrial Blvd St. Louis, MO 63132

AmeriLife Group, LLC	Banking, Finance, Insurance & Real Estate	Second Lien	L + 8.75% (1% Floor)	1/10/2023	20,000	19,665	19,318	—
2650 McCormick Drive Clearwater, FL 33759

Anaren, Inc.	Telecommunications	First Lien	L + 4.50% (1% Floor)	2/18/2021	3,849	3,826	3,849	—
6635 Kirkville Road East Syracuse, NY 13057

Argon Medical Devices, Inc.	Healthcare & Pharmaceuticals	Second Lien	L + 9.50% (1% Floor)	6/23/2022	24,000	23,381	24,437	—
5151 Headquarters Drive Suite 210 Plano, TX 75024

Audax AAMP Holdings, Inc.	Durable Consumer Goods	First Lien	L + 6.50% (1% Floor)	6/24/2017	10,274	10,260	9,789	—
13190 56th Ct N #401 Clearwater, FL 33760

BAART Programs, Inc.	Healthcare & Pharmaceuticals	First Lien	L + 7.75% (0% Floor)	10/9/2021	7,388	7,339	7,535	—
401 E. Corporate Drive, Suite 220 Lewisville, TX 75057

Berlin Packaging L.L.C.	Containers, Packaging & Glass	Second Lien	L + 6.75% (1% Floor)	10/1/2022	2,927	2,910	2,949	—
525 West Monroe Street 14th Floor Chicago, IL 60661

Brooks Equipment Company, LLC	Construction & Building	First Lien	L + 5.00% (1% Floor)	8/29/2020	6,694	6,659	6,682	—
10926 David Taylor Drive Suite 300 Charlotte, NC 28262

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares	Amortized Cost (1)	Fair Value	Percentage of Class Held

Capstone Logistics Acquisition, Inc.	Transportation: Cargo	First Lien	L + 4.50% (1% Floor)	10/7/2021	19,478	19,343	19,445	—
16525 The Corners Parkway Peachtree Corners, GA 30092

Captive Resources Midco, LLC	Banking, Finance, Insurance & Real Estate	First Lien	L + 5.75% (1% Floor)	6/30/2020	29,975	28,630	28,975	—
201 East Commerce Drive Schaumburg, IL 60173

Central Security Group, Inc.	Consumer Services	First Lien	L + 5.63% (1% Floor)	10/6/2020	28,584	28,247	28,499	—
2448 E. 81st Street, Suite 4300 Tulsa, OK 74137

Charter NEX US Holdings, Inc.	Chemicals, Plastics & Rubber	Second Lien	L + 8.25% (1% Floor)	2/5/2023	7,394	7,305	7,394	—
1264 East High Street Milton, WI 53563

CIP Revolution Holdings, LLC	Media: Advertising, Printing & Publishing	First Lien	L + 6.00% (1% Floor)	8/19/2021	16,500	16,332	16,783	—

CIP Revolution Investments, LLC		LLC interest			30,000	300	411	0.58%
4680 Parkway Drive, Suite 202 Mason, OH 45040

Colony Hardware Corporation	Construction & Building	First Lien	L + 6.00% (1% Floor)	10/23/2021	16,995	16,773	16,995	—
269 S. Lambert Road Orange, CT 06477

Confie Seguros Holding II Co.	Banking, Finance, Insurance & Real Estate	Second Lien	L + 9.00% (1.25% Floor)	5/8/2019	9,000	8,945	8,947	—
7711 Center Avenue, Suite 200 Huntington Beach, CA 92647

Datapipe, Inc.	Telecommunications	First Lien	L + 4.75% (1% Floor)	3/15/2019	9,725	9,650	9,753	—
10 Exchange Place Jersey City, NJ 07302

Dent Wizard International Corporation	Automotive	First Lien	L + 4.75% (1% Floor)	4/7/2020	7,216	7,192	7,208	—
4710 Earth City Expressway Bridgeton, MO 63044-3831

Derm Growth Partners III, LLC (Dermatology Associates)	Healthcare & Pharmaceuticals	First Lien	L + 6.50% (1% Floor)	5/31/2022	41,005	40,468	40,842	—
1720 S. Beckham Ave, Suite 102 Tyler, Texas 75701		LLC interest			1,000,000	1,000	1,230	0.49%

DermaRite Industries, LLC	Healthcare & Pharmaceuticals	First Lien	L + 7.00% (1% Floor)	3/3/2022	16,724	16,381	16,507	—

7777 West Side Ave. North Bergen, NJ 07047

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares	Amortized Cost (1)	Fair Value	Percentage of Class Held

Dimensional Dental Management, LLC	Healthcare & Pharmaceuticals	First Lien (4)	L + 7.00% (1% Floor)	2/12/2021	19,066	18,684	19,129	—
1030 St. Georges Avenue Suite 401 Avenel, NJ 07001-1327

Drew Marine Group Inc.	Chemicals, Plastics & Rubber	Second Lien	L + 7.00% (1% Floor)	5/19/2021	12,500	12,482	12,373	—
100 South Jefferson Road Whippany, NJ 07981

Dimora Brands, Inc. (fka TK USA Enterprises, Inc.)	Construction & Building	First Lien	L + 4.50% (1% Floor)	4/4/2022	—	(57)	(14)	—
P.O. Box 779 Bell Mead, NJ 08502

Direct Travel, Inc.	Hotel, Gaming & Leisure	First Lien	L + 6.50% (1% Floor)	12/1/2021	12,782	12,382	12,708	—
7430 E. Caley Avenue Suite 220 E Centinnial, CO 80111

EIP Merger Sub, LLC (Evolve IP)	Telecommunications	First Lien (4)	L + 6.25% (1% Floor)	6/7/2021	23,750	23,119	23,356	—
989 Old Eagle School Road Wayne, PA 19087

EP Minerals, LLC	Metals & Mining	First Lien	L + 4.50% (1% Floor)	8/20/2020	10,238	10,207	10,237	—
9785 Gateway Drive Reno, NV 89521

FCX Holdings Corp.	Capital Equipment	First Lien	L + 4.50% (1% Floor)	8/4/2020	9,849	9,845	9,849	—
3000 East 14th Avenue Columbus, OH 43219

Genex Holdings, Inc.	Banking, Finance, Insurance & Real Estate	First Lien	L + 4.25% (1% Floor)	5/30/2021	4,189	4,177	4,181	—
440 E Swedesford Rd Wayne, PA 19087		Second Lien	L + 7.75% (1% Floor)	5/30/2022	7,990	7,917	7,990	—

Global Software, LLC	High Tech Industries	First Lien	L + 5.50% (1% Floor)	5/2/2022	20,963	20,595	20,734	—

GS Holdco LLC (Global Software, LLC)		LLC interest			1,000,000	1,001	1,207	1.96%
3201 Beechleaf Court, Suite 170 Raleigh, NC 27604

Green Energy Partners/Stonewall LLC	Energy: Electricity	First Lien	L + 5.50% (1% Floor)	11/13/2021	16,600	16,479	16,612	—
4100 Spring Valley Rd. Suite 1001 Dallas, TX 75244

Green Plains II LLC	Beverage, Food & Tobacco	First Lien	L + 7.00% (1% Floor)	10/3/2021	15,229	15,089	15,465	—
12604 Hiddencreek Way Suite A Cerritos, CA 90703

Hummel Station LLC	Energy: Electricity	First Lien	L + 6.00% (1% Floor)	10/27/2022	21,000	20,331	20,292	—
5001 Spring Valley Rd. Suite 1150 Dallas, TX 75244

Imagine! Print Solutions, LLC	Media: Advertising, Printing & Publishing	First Lien	L + 6.00% (1% Floor)	3/30/2022	18,414	18,177	18,414	—
1000 Valley Park Drive Minneapolis, MN 55379

Imperial Bag & Paper Co. LLC	Forest Products & Paper	First Lien	L + 6.00% (1% Floor)	1/7/2022	24,013	23,705	23,983	—
255 Route 1 & 9 Jersey City , NJ 07306

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares	Amortized Cost (1)	Fair Value	Percentage of Class Held

Indra Holdings Corp. (Totes Isotoner)	Non-durable Consumer Goods	First Lien	L + 4.25% (1% Floor)	5/1/2021	14,224	14,135	9,264	—
9655 International Blvd Cincinnati, OH 45246

Institutional Shareholder Services Inc.	Banking, Finance, Insurance & Real Estate	Second Lien	L + 8.50% (1% Floor)	4/29/2022	12,500	12,409	12,448	—
7 World Trade Center New York, NY 10007

International Medical Group, Inc.	Banking, Finance, Insurance & Real Estate	First Lien (4)	L + 6.50% (1% Floor)	10/30/2020	30,000	29,526	30,371	—
2960 North Meridian Street Indianapolis, IN 46208

Jackson Hewitt Inc.	Retail	First Lien	L + 7.00% (1% Floor)	7/30/2020	8,758	8,632	8,276	—
3 Sylvan Way, Suite 301 Parsippany, NJ 07054

Jazz Acquisition, Inc. (Wencor)	Aerospace & Defense	Second Lien	L + 6.75% (1% Floor)	6/19/2022	6,700	6,677	5,901	—
1625 N 1100 W Springville, UT 84663

Legacy.com Inc.	High Tech Industries	First Lien	L + 6.00% (1% Floor)	3/20/2023	17,000	16,619	16,708	—

820 Davis Street, Suite 210 Evanston, IL 60201		Shares			1,500,000	1,500	1,500	1.11%

Metrogistics LLC	Transportation Cargo	First Lien	L + 6.50% (1% Floor)	9/30/2022	15,105	14,900	15,105	—
110 Rock Cliff Court Suite D Saint Louis, MO 63123

MRI Software, LLC	Software	Second Lien	L + 8.00% (1% Floor)	6/23/2022	11,250	11,115	11,305	—
28925 Fountain Parkway Solon, OH 44139

National Technical Systems, Inc.	Aerospace & Defense	First Lien	L + 6.25% (1% Floor)	6/12/2021	25,123	24,867	24,234	—
24007 Ventura Boulevard Calabasas, CA 91302

NES Global Talent Finance US LLC(2)	Energy: Oil & Gas	First Lien	L + 5.50% (1% Floor)	10/3/2019	11,094	10,985	10,751	—
Station House Stamford New Road Altrincham, Cheshire WA14 1EP Manchester, UK

OnCourse Learning Corporation	Consumer Services	First Lien	L + 6.50% (1% Floor)	9/12/2021	26,077	25,724	26,288	—
20225 Water Town Blvd. 4th Floor Brookfield, WI 53045

Paradigm Acquisition Corp.	Business Services	First Lien	L + 5.00% (1% Floor)	6/2/2022	11,217	11,086	11,217	—
1277 Treat Boulevard, Suite 800 Walnut Creek, CA 94597

Pelican Products, Inc.	Containers, Packaging & Glass	First Lien	L + 4.25% (1% Floor)	4/11/2020	7,623	7,634	7,604	—
23215 Early Ave Torrance, CA 90505

Plano Molding Company, LLC	Hotel, Gaming & Leisure	First Lien	L + 7.50% (1% Floor)	5/12/2021	18,117	17,990	17,262	—
431 E. South St Plano, IL 60545

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares	Amortized Cost (1)	Fair Value	Percentage of Class Held

Power Stop, LLC (5)	Automotive	Mezzanine Loan	11.00%	5/29/2022	10,000	9,836	9,957	—

Power Stop Intermediate Holdings, LLC		LLC Interest			7,150	715	1,314	0.72%
6112 W. 73rd Street, Unit C Bedford Park, IL 60638

PPT Management Holdings, LLC	Healthcare & Pharmaceuticals	First Lien	L+6.00% (1% Floor)	12/16/2022	22,444	22,240	22,457	—
333 Earle Ovington Suite 225 Uniondale, NY 11553

Premier Senior Marketing, LLC	Banking, Finance, Insurance & Real Estate	First Lien	L + 5.00% (1% Floor)	7/1/2022	3,731	3,683	3,731	—
705 W Benjamin Ave. Norfolk, NE 68701

Product Quest Manufacturing, LLC	Containers, Packaging & Glass	First Lien (4)	L + 5.75% (1% Floor)	9/9/2020	28,000	27,588	25,864	—
330 Carswell Avenue Daytona Beach, FL 32117

Prowler Acquisition Corp. (Pipeline Supply and Service, LLC)	Wholesale	First Lien	L + 4.50% (1% Floor)	1/28/2020	10,769	10,714	8,773	—
1010 Lamar, Suite 1320 Houston, TX 77022		Second Lien	L + 8.50% (1% Floor)	7/28/2020	3,000	2,962	1,856	—

PSC Industrial Holdings Corp	Environmental Industries	First Lien	L + 4.75% (1% Floor)	12/5/2020	11,730	11,653	11,482	—
5151 San Felipe, Suite 1600 Houston, TX 77056

PT Intermediate Holdings III, LLC (Parts Town)	Wholesale	First Lien	L + 6.50% (1% Floor)	6/23/2022	19,545	19,336	19,447	—
1150A N Swift Rd Addison, IL 60101

QW Holding Corporation (Quala)	Environmental Industries	First Lien	L + 6.75% (1% Floor)	8/31/2022	29,925	29,122	30,131	—
1302 N. 19th Street, Suite 300 Tampa, FL 33605

Reliant Pro Rehab, LLC	Healthcare & Pharmaceuticals	First Lien (4)	L+10.00% (1% Floor)	12/29/2017	22,275	22,101	22,264	—
6860 Dallas Parkway, Suite 500 Plano, TX 75024

SolAero Technologies Corp.	Telecommunications	First Lien	L + 5.25% (1% Floor)	12/10/2020	19,418	19,292	18,049	—
10420 Research Road, SE Albuquerque, NM 87123

Superior Health Linens, LLC	Business Services	First Lien	L + 6.50% (1% Floor)	9/30/2021	19,208	18,908	19,012	—
5005 S. Packard Ave. Cudahy, WI 53110

T2 Systems, Inc.	Transportation: Consumer	First Lien	L + 6.75% (1% Floor)	9/28/2022	4,040	3,946	4,045	—

T2 Systems Canada, Inc.		First Lien	L + 6.75% (1% Floor)	9/28/2022	22,892	22,298	22,924	—
T2 Systems Parent Corporation		Shares			555,556	556	533	—
8900 Keystone Crossing Suite 700 Indianapolis, IN 46240

The Hilb Group, LLC	Banking, Finance, Insurance & Real Estate	First Lien (4)	L + 6.00% (1% Floor)	6/24/2021	31,313	30,744	30,849	—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares	Amortized Cost (1)	Fair Value	Percentage of Class Held

THG Acquisition, LLC (The Hilb Group, LLC)		LLC Interest			1,500,000	1,500	2,256	—
8720 Stony Point Parkway Suite 125 Richmond, VA 23235

The SI Organization, Inc.	Aerospace & Defense	First Lien	L + 4.75% (1% Floor)	11/23/2019	8,552	8,507	8,637	—
15050 Conference Center Drive Chantilly, VA 20151

The Topps Company, Inc.	Non-durable Consumer Goods	First Lien	L + 6.00% (1% Floor)	10/2/2020	18,657	18,588	18,654	—
1 Whitehall Street New York, NY 10004

TruckPro, LLC	Automotive	First Lien	L + 5.00% (1% Floor)	8/6/2018	9,194	9,173	9,170	—
1610 Century Center Parkway Suite 107 Memphis, TN 38134

Tweddle Group, Inc.	Media: Advertising, Printing & Publishing	First Lien	L + 6.00% (1% Floor)	10/24/2022	15,998	15,697	16,063	—
24700 Maplehurt Dr. Clinton Twp, MI 48036

TwentyEighty, Inc. - Revolver (fka Miller Heiman, Inc.)	Business Services	First Lien	L + 8.00% (1% Floor)	3/21/2020	—	(7)	(3)	—

TwentyEighty, Inc. – (Term A Loans)		First Lien	L + 3.50% (1% Floor) 4.50% PIK	3/21/2020	2,860	2,844	2,843	—

TwentyEighty, Inc. – (Term B Loans)		First Lien	1.00% 7.00% PIK	3/21/2020	4,698	4,698	3,773	—

TwentyEighty, Inc. – (Term C Loans)		First Lien	0.25% 8.75% PIK	3/21/2020	4,485	4,485	2,245	—

TwentyEighty Investors LLC		LLC Interest			51,936	—	—	5.19%
10901 W. Toller Drive, Suite 203 Littleton, CO 80127

U.S. TelePacific Holdings Corp.	Telecommunications	First Lien	L + 8.50% (1% Floor)	2/24/2021	30,000	29,189	30,027	—
515 S. Flower St., 47th Floor Los Angeles, CA 90071

Vetcor Professional Practices, LLC	Consumer Services	First Lien	L + 6.00% (1% Floor)	4/20/2021	28,488	28,028	28,737	—
350 Lincoln Place Hingham, MA 02043

Violin Finco S.A.R.L. (Alexander Mann Solutions) (2)	Business Services	First Lien	L + 4.75% (1% Floor)	12/20/2019	10,034	9,985	10,034	—
3 Waterhouse Square 138-142 Holborn London, EC1N 2SW, UK

Vistage Worldwide, Inc.	Business Services	First Lien	L + 5.50% (1% Floor)	8/19/2021	28,757	28,534	28,964	—
11452 El Camino Real, Suite 400 San Diego, CA 92130

VRC Companies, LLC	Business Services	First Lien	L + 6.50% (1% Floor)	3/31/2023	25,632	24,923	25,140	—
5400 Meltech Blvd #101 Memphis, TN 38118

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares	Amortized Cost (1)	Fair Value	Percentage of Class Held

Ramundsen Public Sector, LLC	Sovereign & Public Finance	Second Lien	L + 8.50% (1% Floor)	1/31/2025	1,800	1,783	1,800	—
1000 Business Center Drive Lake Mary, FL 32746

Watchfire Enterprises, Inc.	Media: Advertising, Printing & Publishing	Second Lien	L + 8.00% (1% Floor)	10/2/2021	7,000	6,934	6,994	—
1015 Maple Street Danville, IL 61832

Winchester Electronics Corporation	Capital Equipment	First Lien	L + 6.50% (1% Floor)	6/30/2022	27,298	26,914	27,749	—
68 Water Street Norwalk, CT 06854

Zest Holdings, LLC	Durable Consumer Goods	First Lien	L + 4.75% (1% Floor)	8/16/2020	9,530	9,530	9,523	—
2061 Wineridge Place Escondido, CA 92029

Zywave, Inc.	High Tech Industries	Second Lien	L + 9.00% (1% Floor)	11/17/2023	4,950	4,881	4,949	—
10100 W. Innovation Drive Suite 300 Milwaukee, WI 53226

Total Equity and Debt Investments						$1,263,462	$1,258,424

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/LLC Interest	Cost	Fair Value
Investment Fund (2)
Middle Market Credit Fund, LLC	Investment Fund	Mezzanine Loan	L+9.50%	6/24/2017	$86,044	$86,044	$86,044
520 Madison Avenue New York, NY 10022		Subordinated Loan and Member’s Interest	0.001%	3/1/2021	45,500	45,501	48,077

Total Investment Fund						$131,545	$134,121

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal	Amortized Cost (1)	Fair Value
Structured Finance Obligations (2)
1776 CLO I, Ltd., Subordinated Notes	Structured Finance			5/8/2020	$11,750	$6,519	$2,761
Clydesdale CLO 2005, Ltd., Subordinated Notes	Structured Finance			12/6/2017	5,750	—	10
MSIM Peconic Bay, Ltd., Subordinated Notes	Structured Finance			7/20/2019	4,500	63	5

Total Structured Finance Obligations						$6,582	$2,776

Total investments						$1,395,007	$1,392,545

(1)	Amortized cost represents original cost, including origination fees, adjusted for the accretion/amortization of discounts/premiums, as applicable, on debt investments using the effective interest method. Equity tranche CLO fund investments, which are referred to as “structured finance obligations”, are recorded at amortized cost using the effective interest method.
(2)	The Company has determined the indicated investments are non-qualifying assets under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.

(3)	The Company receives less than the stated interest rate of this loan as a result of an agreement among lenders. Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/first out loan, which has first priority ahead of the first lien/last out loan with respect to principal, interest and other payments.
(4)	In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company is entitled to receive additional interest as a result of an agreement among lenders. Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/last out loan, which has a secondary priority behind the first lien/first out loan with respect to principal, interest and other payments.
(5)	Represents a corporate mezzanine loan, which is subordinated to senior secured term loans of the portfolio company/investment fund.
(6)	Assets are pledged as collateral for the Facilities or 2015-1 Notes.
(7)	Amounts in thousands, unless disclosed otherwise.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors (“Board”). Our Board currently consists of five members, three of whom are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act (each, an “Independent Director”) and two of whom are “interested persons” as defined in Section 2(a)(19) of the Investment Company Act (each, an “Interested Director”). The Board elects our officers, who serve at the discretion of our Board of Directors. The responsibilities of the Board include quarterly valuation of our assets, corporate governance activities, oversight of our financing arrangements and oversight of our investment activities.

Board of Directors and Executive Officers

Our Board is presently composed of five directors, divided into three classes, each serving staggered three-year terms. The term of our first class of directors will expire at the 2017 annual meeting of stockholders; the term of our second class of directors will expire at the 2018 annual meeting of stockholders; and the term of our third class of directors will expire at the 2019 annual meeting of stockholders.

Each director holds office for the term to which he or she is elected or appointed and until his or her successor is duly elected and qualifies, or until his or her earlier death, resignation, retirement, disqualification or removal.

The following information regarding our Board is as of May 16, 2017:

Directors

Name	Age	Position	Director Since	Class
Interested Directors
Michael A. Hart	55	Chairman of the Board of Directors and Chief Executive Officer	2015	Class I (term expires in 2020)
Eliot P.S. Merrill	46	Director	2013	Class II (term expires in 2018)

Independent Directors
Nigel D. T. Andrews	70	Director	2012	Class II (term expires in 2018)
William P. Hendry	67	Director	2013	Class III (term expires in 2019)
John G. Nestor	72	Director	2013	Class III (term expires in 2019)

Executive Officers Who are Not Directors

Name	Age	Position	Officer Since
Jeffrey S. Levin	37	President	2016
Orit Mizrachi	45	Chief Operating Officer	2014
Venugopal Rathi	38	Chief Financial Officer and Treasurer	2015
Matthew Cottrell	44	Chief Compliance Officer and Secretary	2012

The business address of each director and executive officer who is not a director is 520 Madison Avenue, 40th Floor, New York, NY 10022.

Biographical Information and Discussion of Experience and Qualifications

Set forth below is biographical information of each director, including a discussion of such director’s particular experience, qualifications, attributes or skills that lead us and our Board of Directors to conclude, as of the date of this prospectus, that such individual should serve as a director, in light of the Company’s business and structure.

Interested Directors

Michael A. Hart has served on our Board since March 2015 and as our Chairman of the Board since March 2017 and our Chief Executive Officer since May 2016. Mr. Hart is also Chairman of the Investment Adviser’s Investment Committee. He is a Managing Director of Carlyle and also serves as chairman of the board of directors and as the chief executive officer of NFIC since May 2016. Mr. Hart is also Head of Carlyle Private Credit. Mr. Hart may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Mr. Hart has over 26 years of capital markets, corporate finance, M&A, risk management, accounting and managerial experience. Prior to joining Carlyle in 2014, Mr. Hart was a Managing Director in the Financial Markets Advisory group at BlackRock Solutions, where he served as co-head of the U.S. advisory practice and was a member of the BlackRock Solutions Operating Committee. Prior to joining BlackRock Solutions, Mr. Hart spent 12 years with Morgan Stanley where his responsibilities included Global Co-Head of Leveraged and Acquisition Finance, Global Head of the Loan Products Group and Co-Chairman of the firm’s Capital Commitment Committee. Mr. Hart is an experienced leader whose extensive experience in capital markets, corporate finance and risk management provides our Board with valuable insight and leadership.

Eliot P.S. Merrill has served on our Board since 2013 and served as Interim Chairman of our Board from May 2016 to March 2017. Mr. Merrill has also served a member of the board of directors of NFIC since March 2016. Mr. Merrill is a Managing Director and Co-head of Carlyle Global Partners based in New York. Carlyle Global Partners seeks to deliver attractive risk-adjusted returns on significant sums of capital over a longer timeframe than typical private equity funds, thereby creating substantial longer-term appreciation. Mr. Merrill may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Before the launch of Carlyle Global Partners in 2014, Mr. Merrill was a Managing Director of Carlyle primarily focused on U.S. buyout opportunities in the telecommunications and media sectors. Mr. Merrill is a member of the board of directors of Getty Images, TCW Group, Content Partners, and Schon Klinik and Citizen Schools of New York, a non-profit. Mr. Merrill has previously served on the boards of several other Carlyle investments including AMC Loews and Nielson Company B.V. Prior to joining Carlyle in 2001, Mr. Merrill was a Principal at Freeman Spogli & Co., a buyout fund with offices in New York and Los Angeles. Prior to that, Mr. Merrill worked at Dillon Read & Co. Inc. in the Mergers and Acquisitions Group. Before that, Mr. Merrill was a Sail Consultant and Special Project Coordinator for Doyle Sailmakers, Inc. Mr. Merrill’s depth of experience in investment management and capital markets, intimate knowledge of the business and operations of Carlyle’s investment platform, and experience as a director of other public and private companies provides our Board with valuable insight.

Independent Directors

Nigel D.T. Andrews has served on our Board since 2012 and is a member of our Audit Committee. Mr. Andrews has also served as a member of the board of directors and on the audit committee of NFIC since March 2016. Mr. Andrews may from time to time serve as an independent director of other entities affiliated with Carlyle or of investment vehicles managed by Carlyle or its affiliates. Mr. Andrews recently retired from his roles as governor at London Business School, a director and a member of the audit and remuneration committees at Old Mutual plc., and Chairman of Old Mutual Asset Management, where he served from 2002 to 2014. Mr. Andrews continues to actively manage his own private investments and to serve as a trustee of Victory funds, a position he has held since 2002. From 2000 to 2010, Mr. Andrews served on the board of directors of Chemtura Corporation, a New York Stock Exchange listed company. Mr. Andrews also served as a Managing Director of Internet Capital Group, Inc. from 2000 to 2001. From 1987 to 2000, Mr. Andrews held various senior management positions within General Electric Company, including Executive Vice President of GE Capital from 1993 to 2000 and, prior to that, Vice President and General Manager of GE Plastics-Americas. During Mr. Andrews’ 13-year career with GE, he also served as a Vice President for Corporate Business Development and Strategy reporting to the chairman of the board. Prior to joining GE, Mr. Andrews was a partner at Booz Allen Hamilton Inc. He began his career in business management at Shell International Chemical Company. Mr. Andrews’ broad executive experience with the operations and transactions of industrial and financial services businesses provides our Board with valuable insights and knowledge that will enhance our ability to achieve our investment objectives.

William P. Hendry has served on our Board of Directors since 2013 and is the Chairman of our Audit Committee. Mr. Hendry has also served as a member of the board of directors and as the chairman of the audit committee of NFIC since 2012. Mr. Hendry may from time to time serve as an independent director of other entities affiliated with Carlyle or of investment vehicles managed by Carlyle or its affiliates. Mr. Hendry served as a director and a member of the audit committee of Santander Consumer USA Holdings Inc. Mr. Hendry currently is a Special Adviser to and President of Promethean Investments L.L.P. and is chairman of the board of directors at Pharma-Cycle L.L.C. Mr. Hendry served on the board as a director of FirstCity since August 2010, and chairman of the board since August 2011 until the company was acquired by Varde in the early part of 2013. Mr. Hendry has more than 30 years of experience in the banking industry and headed Bank of Scotland’s operations in the United States before it was acquired in 2009 by Lloyds Banking Group. He launched W.P. Hendry and Associates in August 2009, a bank consulting firm that handles complex business and lending issues. Mr. Hendry has held senior banking positions in Scotland, Northern Ireland, Canada, the Middle East, Africa and the United States. Mr. Hendry has extensive experience in mergers and acquisitions, most notably at Drive Financial Services (a national subprime auto lender) where he led HBOS plc’s investment analysis group in 2000, then becoming chairman of the board until the business was sold to Banco Santander in 2006. Mr. Hendry is an experienced leader whose numerous management positions and global experiences in the financial services sector have provided him with an abundance of skills and valuable insight in handling complex financial transactions and issues, all of which makes him well qualified to serve on our Board.

John G. Nestor has served on our Board since 2013, and is a member of our Audit Committee. Mr. Nestor has also served as a member of the board of directors and on the audit committee of NFIC since 2013. Mr. Nestor may from time to time serve as an independent director of other entities affiliated with Carlyle or of investment vehicles managed by Carlyle or its affiliates. Mr. Nestor joined Kirtland Capital Partners in March 1986. He is chairman and senior managing partner of this private investment firm. Prior to joining Kirtland Capital Partners, Mr. Nestor worked for 16 years for Continental Illinois Bank. For eight years he focused on lending to small businesses in the Chicago area. In 1977 Mr. Nestor was transferred to Philadelphia where he was involved in commercial lending and in 1979 he moved to Cleveland to manage Continental’s Cleveland Office. Mr. Nestor is a member of the advisory board of Kirkland Capital Partners and Gates Group, and is chairman of the board of directors of SmartSource Computer and Audio Visual Rentals. Mr. Nestor is also a member of the board of directors and audit committee of Form Tech Concrete Forms. Mr. Nestor previously served as a board member for Essex Rental Corp. and Truck Bodies and Equipment International, Inc. Mr. Nestor serves as a trustee of the Kelvin and Eleanor Smith Foundation and the Deaconess Community Foundation. He is also a member of the advisory board of the Beech Brook Leadership Advisory Council. Mr. Nestor is the former chairman of the board of trustees of the Cleveland Foodbank and The Diversity Center. Mr. Nestor is an experienced leader whose numerous board and advisory positions and experiences in the middle markets provide our Board valuable insights.

Executive Officers Who Are Not Directors

Jeffrey S. Levin was appointed as our President in May 2016. Mr. Levin also serves as the president of NFIC. Mr. Levin is a Managing Director of Carlyle and, prior to his appointment as our President, served as the Head of

Origination. Mr. Levin may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Prior to joining Carlyle in 2012, Mr. Levin was a founding member of Morgan Stanley Credit Partners, a corporate debt fund, where he was responsible for originating, structuring and executing credit and private equity investments across various industries. Prior to that role, Mr. Levin was a member of the Leveraged & Acquisition Finance Group at Morgan Stanley where he was responsible for originating and executing high yield bond and leveraged loan transactions.

Venugopal Rathi was appointed as our as our Chief Financial Officer and Treasurer in 2015. Mr. Rathi also serves as the chief financial officer and treasurer of NFIC. Mr. Rathi also serves as the chief financial officer of the Global Market Strategies Segment and is a Managing Director of Carlyle and also serves as the chief financial officer of Carlyle Global Market Strategies based in New York. Mr. Rathi may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Prior to joining Carlyle, Mr. Rathi worked at Ernst & Young LLP and provided assurance and advisory services to a wide variety of clients in the financial services industry. Mr. Rathi has extensive knowledge of fund-level and vehicle-level accounting, US GAAP and SOX compliance, valuation, and financial reporting practices across a wide range of investment strategies, including carry funds, hedge funds, CLOs, BDCs and mutual funds.

Orit Mizrachi was appointed as our Chief Operating Officer in 2014 and is a Managing Director of Carlyle. She is also the chief operating officer of NFIC. Since joining Carlyle, Ms. Mizrachi has been involved in various roles, including our chief financial officer and Director of Operations for the GMS platform. Ms. Mizrachi may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Prior to joining Carlyle in 2010, Ms. Mizrachi worked in the hedge fund industry as the chief financial officer of Carlyle Blue Wave Management L.P. and as controller at Sagamore Hill Capital Management L.P., two multi-strategy hedge funds. Ms. Mizrachi started her career at Goldstein Golub & Kessler LLP as an auditor in their financial services group.

Matthew Cottrell was appointed as our as our Chief Compliance Officer and Secretary in 2012 and is a Director of Carlyle based in London. Mr. Cottrell also serves as the chief compliance officer and secretary of NFIC. Since joining Carlyle, Mr. Cottrell has been involved with fund structuring, documentation and management of a range of CLOs, low levered, market value and synthetic funds together with regulation, compliance and operations management for GMS in Europe. Mr. Cottrell may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Prior to joining Carlyle, Mr. Cottrell was a Director in structured finance and credit policy at Fitch Ratings and he practiced as a banking lawyer in the international finance group at Ashurst, an international law firm.

Board Leadership Structure

Our Board monitors and performs an oversight role with respect to our business and affairs, including with respect to our investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of our service providers. Among other things, our Board approves the appointment of our Investment Adviser and officers, reviews and monitors the services and activities performed by our Investment Adviser and executive officers, and approves the engagement and reviews the performance of our independent registered public accounting firm.

Under our Bylaws, our Board may designate a Chairman to preside over the meetings of our Board and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board. We do not have a fixed policy as to whether the Chairman of the Board should be an Independent Director, and we believe that we should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on criteria that are in our best interests and our stockholders’ best interests at such times.

Presently, Mr. Hart serves as Chairman of our Board. Mr. Hart is an Interested Director. We believe that Mr. Hart’s extensive knowledge of the financial services industry and capital markets in particular qualifies him to serve as the Chairman of our Board. We believe that we are best served through this existing leadership structure, as Mr. Hart’s relationship with our Investment Adviser provides an effective bridge and encourages an open dialogue between management and our Board, ensuring that both groups act with a common purpose.

Our Board does not currently have a designated lead Independent Director. We are aware of the potential conflicts that may arise when an Interested Director is Chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of Interested Directors and management, the establishment of an Audit Committee comprised solely of Independent Directors and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet regularly without the presence of Interested Directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations.

Role in Risk Oversight

Our Board performs its risk oversight function primarily through (a) its standing Audit Committee, which reports to the entire Board and is comprised solely of Independent Directors, and (b) active monitoring by our Chief Compliance Officer and of the operation of our compliance policies and procedures. As described below in more detail under “Committees of the Board of Directors,” the Audit Committee assists our Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the internal audit staff (sourced through our Administrator and Carlyle Employee Co., with whom we have a personnel agreement), accounting and financial reporting processes, our valuation process, our systems of internal controls regarding finance and accounting and audits of our financial statements.

Our Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Board annually reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of our compliance policies and procedures and our service providers. The Chief Compliance Officer’s annual report addresses, at a minimum: (a) the operation of our compliance policies and procedures and our service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which our Board would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors at least once each year.

We believe that our Board’s role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which our Board administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Committees of the Board of Directors

Our Board has established an Audit Committee and may establish additional committees in the future.

Audit Committee

The Audit Committee is currently composed of Messrs. Andrews, Hendry and Nestor, all of whom are Independent Directors. Mr. Hendry serves as Chairman of the Audit Committee. Our Board has determined that Mr. Hendry is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act (“Regulation S-K”). Each of Messrs. Andrews, Hendry and Nestor meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act. The Audit Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include establishing guidelines and making recommendations to our Board regarding the valuation of our loans and investments, selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements, overseeing internal audit staff and periodic filings and receiving our audit reports and financial statements.

During the fiscal year ended December 31, 2016, the Audit Committee met 9 times.

Our audit committee’s charter is available on our website at: www.tcgbdc.com.

Nominating and Governance Committee

Upon the effectiveness of the registration statement of which this prospectus forms a part, we will establish a nominating and governance committee of the Board (the “Nominating Committee”). The members of the Nominating Committee are Messrs. Andrews, Hendry and Nestor, each of whom is independent for purposes of the Investment Company Act and will be independent for listing exchange corporate governance regulations. Mr. Nestor will serve as chairman of the Nominating Committee. The Nominating Committee will be responsible for (i) developing, reviewing and, as appropriate, updating certain policies regarding the nomination of directors and recommending such policies or any changes in such policies to the board of directors for approval, (ii) identifying individuals qualified to become directors, (iii) evaluating and recommending to the board of directors nominees to fill vacancies on the board of directors or committees thereof or to stand for election by the stockholders of the Company, (iv) reviewing the Company’s policies relating to corporate governance and recommending any changes in such policies to the board of directors, and (v) overseeing the evaluation of the board of directors (including its leadership structure) and its committees. The Nominating Committee Charter will be available on our website (www.tcgbdc.com).

Compensation Committee

Upon the effectiveness of the registration statement of which this prospectus forms a part, we will establish a compensation committee of the Board (the “Compensation Committee”). The members of the Compensation Committee are Messrs. Andrews, Hendry and Nestor, each of whom is independent for purposes of the Investment Company Act and will be independent for listing exchange corporate governance regulations. Mr. Andrews will serve as chairman of the Compensation Committee. The Compensation Committee will be responsible for determining, or recommending to the Board for determining, any compensation paid directly, if any, by us to our executive officers. The Compensation Committee is also charged with assisting the Board with all matters related to compensation, as directed by the Board. None of our executive officers is directly compensated by us and, as a result, the Compensation Committee does not produce and/or review and report on executive compensation practices. The Compensation Committee Charter will be available on our website (www.tcgbdc.com).

Rule 17j-1 Code of Ethics

We have adopted a code of ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the Investment Company Act that establishes procedures for personal investments and restricts certain transactions by our personnel. We have also adopted the Investment Adviser’s Policies and Procedures Regarding Material, Non-Public Information and the Prevention of Insider Trading (the “Code of Conduct and Insider Trading Policies”), intended to comply with Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act of 1940, as amended. The Code of Ethics and the Code of Conduct and Insider Trading Policies generally do not permit investments by our and the Investment Adviser’s personnel in securities that may be purchased or sold by us.

Beneficial Ownership of Our Directors

The following table sets out the dollar range of our equity securities beneficially owned by each of our directors for the fiscal year end December 31, 2016. Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

Name of Director	Dollar Range of Equity Securities in the Company (1)(2)
Interested Directors
Michael A. Hart	Over $100,000
Eliot P.S. Merrill	Over $100,000

Independent Directors
Nigel D.T. Andrews	Over $100,000
William P. Hendry	None
John G. Nestor	None

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(2)	Dollar ranges were determined using the number of shares beneficially owned as of December 31, 2016 multiplied by our NAV per share as of March 31, 2017.

Compensation of Independent Directors

Each of the Company and NFIC, pays a proportionate share of the Independent Director’s compensation. Independent Directors are compensated as follows: (i) a $125,000 annual fee; (ii) for a joint meeting of the Board and the board of directors of NFIC, $4,000 for each such joint board meeting attended in person, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending such joint board meeting, and $1,500 for each such joint board meeting attended telephonically; (iii) for a meeting of a single Board or board of directors of NFIC, $2,000 for each such single board meeting attended in person, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending such single board meeting, and $750 for each such single board meeting attended telephonically; (iv) for a joint meeting of a committee of the Board and a committee of the board of directors of NFIC, $2,000 for each such joint committee meeting attended in person, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending such joint committee meeting, and $1,000 for each such joint committee meeting attended telephonically; (v) for a meeting of a single committee of the Board or committee of the board of directors of NFIC, $1,000 for each such single committee meeting attended in person, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending such single committee meeting, and $500 for each such single committee meeting attended telephonically; and (vi) an annual fee of $25,000 for the Chairman of the Audit Committee of the Board and the audit committee of the board of directors of NFIC. Once the NFIC Acquisition is completed, if completed at all, the Company will be solely responsible for paying the Independent Director’s compensation.

The following table sets forth information concerning total compensation earned by or paid to each of our Independent Directors during the fiscal year ended December 31, 2016:

	Fees Earned or Paid in Cash	Total Compensation from the Company	Total Compensation from the Fund Complex(1)(2)
Nigel D.T. Andrews, Director	$133,500	$133,500	$151,000
William P. Hendry, Director	$148,000	$148,000	$186,000
John G. Nestor, Director	$136,500	$136,500	$172,000
Michael L. Rankowitz, Director (resigned)(2)	$124,000	$124,000	$158,000

(1)	Messrs. Andrews, Hendry and Nestor serve on the board of directors of NFIC. The Company and NFIC are part of the Fund Complex. Compensation amounts shown include compensation such Directors received from the Company and NFIC for services rendered during the fiscal year ended December 31, 2016. Mr. Andrews was appointed to the board of directors of NFIC effective March 11, 2016.
(2)	Mr. Rankowitz resigned from the Board and from the board of directors of NFIC effective November 9, 2016. In connection therewith, Mr. Rankowitz also resigned as a member of the Audit Committee of our Board and a member of the audit committee and the pricing committee of the board of directors of NFIC.

Compensation of Executive Officers

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of our Investment Adviser or its affiliates or by subcontractors, pursuant to the terms of the Investment Advisory Agreement, and the Administration Agreement. Each of our executive officers is an employee of our Investment Adviser or its affiliates. Our day-to-day investment operations are managed by our Investment Adviser. Most of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by our Investment Adviser or its affiliates or by subcontractors.

None of our officers receives direct compensation from us. We have agreed to reimburse our Administrator for our allocable portion of the compensation paid to or compensatory distributions received by our Chief Financial Officer and Chief Compliance Officer. In addition, to the extent that our Administrator outsources any of its functions, we will pay the fees associated with such functions at cost. We have agreed to reimburse our Administrator, Carlyle Employee Co., with whom we have entered into a personnel agreement, and our sub-administrator, CELF, for our allocable portion of the compensation of any personnel, other than legal department personnel, that they provide for our use.

No compensation is expected to be paid to Directors who are Interested Directors.

Portfolio Managers

The management of our investment portfolio is the responsibility of our Investment Adviser and its investment committee, and we consider our Investment Adviser’s investment committee to be our portfolio managers. The majority of the members of our Investment Adviser’s investment committee must approve each new investment that we make, including an affirmative vote of the Chairman of the investment committee. The biographical information of the members of our Investment Adviser’s investment committee is set forth below. The members of our Investment Adviser’s investment committee are not employed by us, and receive no compensation from us in connection with their portfolio management activities.

Name	Position
Michael A. Hart	Managing Director, Head of CPC, CEO and Chairman of the Board of Directors of the Company and Chairman of Investment Committee

Mark Jenkins	Managing Director, Head of Carlyle Global Credit

Jeffrey S. Levin	Managing Director, President of the Company

Thomas Hennigan	Managing Director, Chief Risk Officer of CPC, Chief Risk Officer and Head of Underwriting and Portfolio Management of the Company

Grishma Parekh	Managing Director, Head of Origination of the Company and Carlyle Private Credit

Linda Pace	Managing Director, Head of Carlyle Loans and Structured Credit

Erica Frontiero	Managing Director, Head of Capital Markets of Carlyle Private Credit

For biographical information of Mr. Hart, see “—Biographical Information and Discussion of Experience and Qualifications—Interested Directors.” For biographical information about Mr. Levin see “—Biographical Information and Discussion of Experience and Qualifications—Executive Officers Who Are Not Directors.”

Mark Jenkins is a Managing Director of Carlyle and Head of Carlyle Global Credit. Prior to joining Carlyle in 2016, Mr. Jenkins was a Senior Managing Director at Canada Pension Plan Investment Board (CPPIB) where he was responsible for leading CPPIB’s Global Private Investment Group with approximately CAD$56 billion of AUM. He was Chair of the Credit Investment Committee, Chair of the Private Investments Committee and also managed the portfolio value creation group. While at CPPIB, Mr. Jenkins founded CPPIB Credit Investments, which is a multi-strategy platform making direct principal credit investments. He also led CPPIB’s acquisition and oversight of Antares Capital and the subsequent expansion in middle-market direct lending. Prior to CPPIB, he was Managing Director, Co-Head of Leveraged Finance Origination and Execution for Barclays Capital in New York. Before Barclays, Mr. Jenkins worked for 11 years at Goldman Sachs & Co. in senior positions within the Fixed Income and Financing Groups in New York. He served on the boards of Wilton Re, Teine Energy, Antares Capital and Merchant Capital Solutions.

Thomas Hennigan was appointed as our Chief Risk Officer in 2016. He has been our Head of Underwriting and Portfolio Management since inception. In addition, Mr. Hennigan serves as the Chief Risk Officer for Carlyle Private Credit. Mr. Hennigan also serves as the chief risk officer of NFIC. Mr. Hennigan may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Prior to joining Carlyle in 2011, Mr. Hennigan was as senior vice president and head of underwriting and portfolio management for Churchill Financial LLC, which he joined in 2006. In this role, Mr. Hennigan was responsible for managing Churchill Financial’s underwriting and portfolio management activities, including supervising the professionals involved in the underwriting process and overseeing the firm’s regular portfolio review meetings. Mr. Hennigan joined Churchill Financial from GE Corporate Financial Services. During his four years at GE, Mr. Hennigan had underwriting and portfolio management responsibilities in the Global Sponsor Finance Group and in the Global Media and Communications Group. Mr. Hennigan began his career with Wachovia Securities, Inc. in 1998, where he worked in middle market investment banking and loan syndications.

Grishma Parekh was appointed as our Head of Origination in 2017. Ms. Parekh is a Managing Director of Carlyle and also serves as the Head of Origination of Carlyle Private Credit, including NFIC, and Head of Carlyle Mezzanine Partners. Since joining Carlyle, Ms. Parekh has been responsible for sourcing, structuring, evaluating and executing middle market private debt and equity investments across various industries. Ms. Parekh may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. She has served on the Board of Directors for Shari’s Management, Voice Construction, Combined Systems, and as an observer for Document Technologies and FishNet Security. Prior to joining Carlyle in 2007, Ms. Parekh was an investment banker with JPMorgan in New York.

Linda Pace is a Managing Director of Carlyle and the Head of Carlyle Loans and Structured Credit. Since joining Carlyle, Ms. Pace has been responsible for portfolio management for Carlyle High Yield Partners, deploying capital into the U.S. market in cash and synthetic form. Prior to joining Carlyle, Ms. Pace spent 10 years with BHF-Bank AG, where she was co-head of the bank’s syndicated loan group in New York. She invested in leveraged loans on behalf of the bank’s $2 billion on-balance sheet portfolio, as well as their $400 million collateralized loan obligation funds. Prior to that, Ms. Pace worked at Société Générale as a corporate credit analyst.

Erica Frontiero is a Managing Director of Carlyle and the Head of Capital Markets for Carlyle Private Credit. Prior to joining Carlyle in 2016, Ms. Frontiero spent twelve years with Antares/GE Capital in Capital Markets, structuring, syndicating, and trading leveraged loans, across a wide spectrum of industries to investors including, banks, hedge funds, pension funds and other financial institutions. She began her professional career at Banc of America Securities (Bank of America Merrill Lynch) in leveraged finance, in New York and in London. She is currently a member of the Board of Directors of Dress for Success Worldwide and a member of the 2016 class of WomeninPower.org, an executive fellowship program created by the 92Y in Manhattan. Ms. Frontiero is also one of the founding members of the creative advisory board for Orchid Worldwide, a boutique, sales, marketing and Travel Company, and a member of the inaugural class of Pipeline Angels, which aims to increase the number of women angel investors and social entrepreneurs in the US.

The table below shows the dollar range of shares of common stock to be beneficially owned by our portfolio managers prior to our initial public offering.

Name	Aggregate Dollar Range of Equity Securities in TCG BDC, Inc. (1)
Michael A. Hart	$100,001 – $500,000
Mark Jenkins	$50,001 – $100,000
Jeffrey S. Levin	$100,001 – $500,000
Thomas Hennigan	$100,001 – $500,000
Grishma Parekh	$100,001 – $500,000
Linda Pace	$50,001 – $100,000
Erica Frontiero	$1 – $ 10,000

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Investment Advisory Agreement

Pursuant to the Investment Advisory Agreement we entered into with our Investment Adviser, we pay our Investment Adviser a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee.

Base Management Fee

The base management fee is calculated and payable quarterly in arrears at an annual rate of 1.50% of our average gross assets, including assets acquired through the incurrence of debt, excluding cash and cash-equivalents and adjusted for share issuances or repurchases. Cash and cash-equivalents include any temporary investments in cash-equivalents, U.S. government securities and other high-quality investment grade debt investments that mature in 12 months or less from the date of investment. Prior to the completion this offering, our Investment Adviser waived its right to receive one-third (0.50%) of the base management fee. The fee waiver was scheduled terminate when our initial public offering has been consummated. However, our Investment Adviser has agreed to continue the fee waiver until the completion of the first full quarter after the consummation of this offering. As a result, at the start of the second full quarter after the completion of this offering, the base management fee will return to an annual rate of 1.50% of our gross assets, and will be effectively higher than the base management fee prior to the completion of this offering.

Prior to the completion of this offering, the base management fee is calculated based on our average daily gross assets during the most recently completed fiscal quarter. Base management fees for any partial quarter are pro-rated. Upon completion of this offering, the base management fee will be calculated based on the average value of our gross assets at the end of the two most recently completed fiscal quarters, except for the first quarter following this offering, in which case the base management fee will be calculated based on our gross assets as of the end of such fiscal quarter. In each case the base management fee will be appropriately adjusted for any share issuances or repurchases during such fiscal quarter and the base management fees for any partial month or quarter will be pro-rated.

Incentive Fee

The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. The second part is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement) in an amount equal to 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

We will defer payment of any incentive fee otherwise earned by our Investment Adviser if, during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made, the sum of (a) the aggregate distributions to our stockholders and (b) the change in net assets (defined as gross assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 6.0% of our net assets (defined as gross assets less indebtedness) at the beginning of such period. These calculations are adjusted for any share issuances or repurchases. Any deferred incentive fees will be carried over for payment in subsequent calculation periods.

Our Investment Adviser has agreed to waive 2.5% of our incentive fee and to charge 17.5% instead of 20% with respect to the entire calculation of its incentive fee beginning on the first full quarter following the consummation of this offering until the earlier of (i) October 1, 2017 and (ii) the date that our stockholders vote on the approval of the Proposed Amendment. The Proposed Amendment would amend the Investment Advisory Agreement to make certain changes including (i) reducing the 20% incentive fee to 17.5% for both parts of our incentive fee and (ii) deleting the deferral provision related to our incentive fee described in the immediately preceding paragraph. If our stockholders do not approve the Proposed Amendment, the deferral provision will remain in the Investment Advisory Agreement and the incentive fee will again be calculated based on 20% (and not 17.5%) beginning as of the end of the period described above.

Incentive Fee on Pre-Incentive Fee Net Investment Income

Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses accrued for the quarter (including the base management fee, expenses payable under our administration agreement with our Administrator, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee).

Pre-incentive fee net investment income does not include, in the case of investments with a deferred interest feature (such as OID, debt instruments with pay-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

Prior to the completion of this offering, pre-incentive fee net investment income, expressed as a rate of return on the average daily Hurdle Calculation Value (as defined below) throughout the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.50% per quarter (6% annualized) or a “catch-up rate” of 1.875% per quarter (7.50% annualized), as applicable. “Hurdle Calculation Value” means, on any given day, the sum of (x) the value of our net assets as of the end of the calendar quarter immediately preceding such day plus (y) the aggregate amount of capital drawn from investors (or reinvested in us pursuant to our dividend reinvestment plan) from the beginning of the current quarter to such day minus (z) the aggregate amount of distributions (including share repurchases) made by us from the beginning of the current quarter to such day (but only to the extent such distributions were not declared and accounted for on our books and records in a previous quarter).

Upon completing of this offering, pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a “hurdle rate” of 1.50% per quarter (6% annualized) or a “catch-up rate” of 1.875% per quarter (7.50% annualized), as applicable.

Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 1.50% base management fee.

We pay our Investment Adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee based on pre-incentive fee net investment income in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate of 1.50%;

•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 1.875% in any calendar quarter (7.50% annualized). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 1.875%) as the “catch-up.” The “catch-up” is meant to provide our Investment Adviser with approximately 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 1.875% in any calendar quarter; and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter (7.50% annualized) is payable to our Investment Adviser. This reflects that once the hurdle rate is reached and the catch-up is achieved, 20% of all pre-incentive fee investment income thereafter is allocated to our Investment Adviser.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Percentage of pre-incentive fee net investment income allocated to our Investment Adviser

These calculations are pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our Investment Adviser with respect to pre-incentive fee net investment income.

Incentive Fee on Capital Gains

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of our realized capital gains, if any, on a cumulative basis from inception through the date of determination, computed net of all realized capital losses on a cumulative basis and unrealized capital depreciation, less the aggregate amount of any previously paid capital gain incentive fees, provided that, the incentive fee determined at the end of the first calendar year of operations may be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses on a cumulative basis and unrealized capital depreciation.

Examples of Quarterly Incentive Fee Calculation

The figures provided in the following examples are hypothetical, are presented for illustrative purposes only and are not indicative of actual expenses or returns. Please refer to our SEC filings for information on actual expenses and returns.

These examples assume a 20% incentive fee and a 1.50% management fee. See “—Base Management Fee” and “—Incentive Fee” for a discussion of modifications to these fees.

Example 1: Income Related Portion of Incentive Fee(*):

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%.

Hurdle rate (1) = 1.50%.

Management fee (2) = 0.375%.

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%.

Pre-incentive fee net investment income =

(investment income - (management fee + other expenses)) = 0.675%.

Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.40%.

Hurdle rate (1) = 1.50%.

Management fee (2) = 0.375%.

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%.

Pre-incentive fee net investment income =

(investment income – (management fee + other expenses)) = 1.825%

Incentive fee = 20% × pre-incentive fee net investment income, subject to the “catch-up”(4)

Catch-up = 1.825% -1.50%

=0.325%

Incentive fee= 100% × (1.825%–1.50%)

= 0.325%.

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 4.00%.

Hurdle rate (1) = 1.50%.

Management fee (2) = 0.375%.

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%.

Pre-incentive fee net investment income =

(investment income – (management fee + other expenses)) = 3.425%.

Incentive fee = 20% × pre-incentive fee net investment income, subject to the “catch-up” (4)

Incentive fee = 100% × “catch-up” + (20% × (pre-incentive fee net investment income – 1.875%)).

Catch-up = 1.875% – 1.50%.

= 0.375%

Incentive fee = (100% × 0.375%) + (20% × (3.425% – 1.875%))

= 0.375% + (20% × 1.55%)

= 0.375% + 0.31%

= 0.685%.

(*)	The hypothetical amount of pre-incentive fee net investment income shown is expressed, post-completion of this offering, as a rate of return on the average daily Hurdle Calculation Value, and subsequently as a rate of return on the value of our total net assets.
(1)	Represents 6.00% annualized hurdle rate.

(2)	Represents 1.50% annualized management fee.

(3)	Hypothetical other expenses. Excludes organizational and offering expenses.

(4)	The “catch-up” provision is intended to provide our Adviser with an incentive fee of approximately 20% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 1.875% in any calendar quarter.

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”).

•	Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million.

•	Year 3: FMV of Investment B determined to be $25 million.

•	Year 4: Investment B sold for $31 million.

The capital gains portion of the incentive fee, if any, would be:

•	Year 1: None.

•	Year 2: $6 million capital gains incentive fee, calculated as follows:

$30 million realized capital gains on sale of Investment A multiplied by 20%.

•	Year 3: None, calculated as follows:

$5 million cumulative fee (20% multiplied by $25 million ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2).

•	Year 4: $200,000 capital gains incentive fee, calculated as follows:

$6.2 million cumulative fee ($31 million cumulative realized capital gains ($30 million from Investment A and $1 million from Investment B) multiplied by 20%) less $6 million (previous capital gains fee paid in Year 2).

Alternative 2

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”).

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million.

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million.

•	Year 4: FMV of Investment B determined to be $35 million.

•	Year 5: Investment B sold for $20 million.

The capital gains portion of the incentive fee, if any, would be:

•	Year 1: None.

•	Year 2: $5 million capital gains incentive fee, calculated as follows: 20% multiplied by $25 million ($30 million realized capital gains on sale of Investment A less $5 million unrealized capital depreciation on Investment B).

•	Year 3: $1.4 million capital gains incentive fee, calculated as follows: $6.4 million cumulative fee (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million (previous capital gains fee paid in Year 2).

•	Year 4: $600,000 capital gains incentive fee, calculated as follows: $7 million cumulative fee (20% multiplied by $35 million cumulative realized capital gains) less $6.4 million (previous cumulative capital gains fee paid in Year 2 and Year 3).

•	Year 5: None $5 million cumulative fee (20% multiplied by $25 million ($35 million cumulative realized capital gains less $10 million realized capital losses)) less $7 million (previous cumulative capital gains fee paid in Years 2, 3 and 4).

For the three month period ended March 31, 2017, incentive fees related to pre-incentive fee net investment income were $4,777 thousand. For the years ended December 31, 2016 and 2015, incentive fees related to pre-incentive fee net investment income were $14,905 thousand and $8,881 thousand, respectively.

For the three month period ended March 31, 2017, and for the years ended December 31, 2016 and 2015, there were no incentive fees related to realized capital gains.

For the three month period ended March 31, 2017, base management fees were $3,417 thousand (net of waiver of $1,708 thousand). For the years ended December 31, 2016 and 2015, base management fees were $12,359 thousand and $8,907 thousand, respectively (net of waiver of $6,180 thousand and $4,454 thousand, respectively).

As of March 31, 2017 and December 31, 2016, $11,764 thousand and $8,157 thousand, respectively, was included in base management and incentive fees payable in the accompanying Consolidated Statements of Assets and Liabilities.

Expenses

Our primary operating expenses include the payment of: (i) investment advisory fees, including base management fees and incentive fees, to our Investment Adviser pursuant to the Investment Advisory Agreement; (ii) costs and other expenses and our allocable portion of overhead incurred by our Administrator in performing its administrative obligations under the Administration Agreement; and (iii) other operating expenses as detailed below:

•	the costs associated with the private offering of our common stock prior to this offering;

•	the costs of this offering and any other offerings of our common stock and other securities, if any;

•	calculating individual asset values and our net asset value (including the cost and expenses of any independent valuation firms);

•	expenses, including travel expenses, incurred by the Investment Adviser, or members of the Investment Adviser team managing our investments, or payable to third parties, performing due diligence on prospective portfolio companies and, if necessary, expenses of enforcing our rights;

•	certain costs and expenses relating to distributions paid on our shares;

•	administration fees payable under sub-administration agreements, including related expenses;

•	debt service and other costs of borrowings or other financing arrangements;

•	the allocated costs incurred by the Investment Adviser in providing managerial assistance to those portfolio companies that request it;

•	amounts payable to third parties relating to, or associated with, making or holding investments;

•	commissions and other compensation to brokers or dealers and transfer agent and custodial fees;

•	the costs associated with subscriptions to data service, research-related subscriptions and expenses and quotation equipment and services used in making or holding investments;

•	costs of hedging;

•	federal and state registration fees;

•	any U.S. federal, state and local taxes, including any excise taxes;

•	independent director fees and expenses;

•	costs of preparing and filing reports or other documents with the SEC;

•	the costs of any reports, proxy statements or other notices to our stockholders (including printing and mailing costs), the costs of any stockholders’ meetings, including investor relations personnel;

•	the costs of specialty and custom software for monitoring risk, compliance and overall portfolio

•	directors and officers/errors and omissions liability insurance, and any other insurance premiums and indemnification payments;

•	direct fees and expenses associated with independent audits, agency, consulting and legal costs; and

•	all other expenses incurred by us or our Administrator in connection with administering our business, including our allocable share of certain officers and their staff compensation.

We expect our general and administrative expenses to be relatively stable or to decline as a percentage of total assets during periods of asset growth and to increase during periods of asset declines.

Duration, Termination and Amendment

On April 3, 2013, the Company’s Board of Directors, including a majority of the Independent Directors, approved the Investment Advisory Agreement between the Company and the Investment Adviser in accordance with, and on the basis of an evaluation satisfactory to such directors as required by, Section 15(c) of the Investment Company Act. The current term of the Investment Advisory Agreement expires March 20, 2018 and, unless terminated earlier, the Investment Advisory Agreement will renew automatically for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of the Board of Directors and by the vote of a majority of the Independent Directors. The Investment Advisory Agreement will automatically terminate in the event of an assignment and may be terminated by either party without penalty upon at least 60 days’ written notice to the other party.

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Investment Adviser, its respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with our Investment Adviser, including without limitation its sole member, are entitled to indemnification from us for all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by any of them in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance in good faith of any of the Investment Adviser’s duties or obligations under the Investment Advisory Agreement or otherwise as an investment adviser of the Company.

Organization of our Investment Adviser

Our Investment Adviser is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal executive offices of our Investment Adviser are located at 520 Madison Ave, 40th Floor, New York, New York 10022.

Administration Agreement

CGMSFA, a Delaware limited liability company, serves as our Administrator. Pursuant to the Administration Agreement that we entered into with our Administrator, our Administrator furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, our Administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology and investor relations, and being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, our Administrator assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Payments under the Administration Agreement are equal to an amount that reimburses our Administrator for its costs and expenses and our allocable portion of overhead incurred by our Administrator in performing its obligations under the Administration Agreement, including our allocable portion of the compensation paid to or compensatory distributions received by our officers (including our Chief Compliance Officer and Chief Financial Officer) and their respective staff who provide services to us, operations staff who provide services to us, and internal audit staff. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Additionally, we ultimately bear the costs of any sub-administration agreements that our Administrator enters into.

For the three months ended March 31, 2017, we incurred $173 thousand in fees under the Administration Agreement, which were included in administration service fees in the accompanying Consolidated Statements of

Operations. For the years ended December 31, 2016 and 2015, we incurred $703 thousand and $595 thousand, respectively, in fees under the Administrative Agreement, which were included in administrative service fees in the accompanying Consolidated Statements of Operations. As of March 31, 2017 and December 31, 2016, $115 thousand and $137 thousand, respectively, was unpaid and included in administrative service fees payable in the accompanying Consolidated Statements of Assets and Liabilities.

Sub-Administration Agreements

Our Administrator entered into the Carlyle Sub-Administration Agreements pursuant to which Carlyle Employee Co. and CELF agreed to provide our Administrator with access to certain legal, operations, financial, compliance, accounting, internal audit (in their role of performing our Sarbanes-Oxley Act internal control assessment), clerical and administrative personnel that presently support our Investment Adviser’s investment team. Pursuant to the Carlyle Sub-Administration Agreements, our Administrator agreed to reimburse Carlyle Employee Co. and CELF for their respective allocable portion of the compensation or compensatory distribution of any personnel, other than legal department personnel, that Carlyle Employee Co. and CELF provide for its use. In addition, our Administrator, pursuant to a separate sub-administration agreement, has engaged State Street, to act on behalf of our Administrator in its performance of certain other administrative services for us. The principal office of State Street is One Lincoln Street, Boston, MA 02111. State Street also serves as our custodian.

For the three months ended March 31, 2017, $160 thousand fees incurred in connection with the Sub-Administration Agreements were included in other general and administrative in the accompanying Consolidated Statements of Operations. For the years ended December 31, 2016 and 2015, fees incurred in connection with the Sub-Administration Agreements, which amounted to $602 thousand and $486 thousand, respectively, were included in other general and administrative in the accompanying Consolidated Statements of Operations. As of March 31, 2017 and December 31, 2016, $160 thousand and $159 thousand, respectively, was unpaid and included in other accrued expenses and liabilities in the accompanying Consolidated Statements of Assets and Liabilities.

Indemnification

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Administrator, its officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with our Administrator, including without limitation its sole member, the Investment Adviser to the extent that they are providing services for or otherwise acting on behalf of our Administrator, Adviser or the Company, are entitled to indemnification from us for all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by any of them in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance in good faith of any of our Administrator’s duties or obligations under the Administration Agreement or otherwise as an administrator adviser of the Company.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

As a BDC, we are also subject to certain regulatory requirements that restrict our ability to engage in certain related-party transactions. In the ordinary course of business, we may enter into transactions with affiliates and portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby certain of our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us and other affiliated persons, including our Investment Adviser, stockholders that own more than 5% of us, employees, officers and directors of us and our Investment Adviser and certain persons directly or indirectly controlling, controlled by or under common control with the foregoing persons. Our policies and procedures also assist us in complying with the relevant sections of the Investment Company Act and the restrictions associated with the Exemptive Relief. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the Investment Company Act or, if such concerns exist, we have taken appropriate actions to seek review and approval by our Board or exemptive relief for such transactions. Our Board will review these procedures on an annual basis.

Investment Advisory Agreement

We are party to the Investment Advisory Agreement with our Investment Adviser, a wholly owned subsidiary of Carlyle, an entity in which certain of our directors and officers and members of our Investment Adviser’s investment team may have indirect ownership and pecuniary interests.    See “Management—Investment Advisory Agreement.”

Our Investment Adviser, members of its investment committee, members of its investment team, our executive officers and directors and other current and future principals of our Investment Adviser may serve as investment advisers, officers, directors or principals of other entities and investment funds that operate in the same or a related line of business as we do and/or investment funds, accounts and other similar arrangements advised by Carlyle, including other affiliated business development companies. Currently, our executive officers, as well as the other principals of our Investment Adviser manage other funds affiliated with Carlyle. In addition, our Investment Adviser’s investment team has responsibilities for sourcing and managing U.S. middle market debt investments for certain other investment funds and accounts. Accordingly, they have obligations to investors in those entities, the fulfillment of which may not be in the best interests of, or may be adverse to the interests of, us or our stockholders. See “Risk Factors—Risks Related to Our Business and Structure—There are significant potential conflicts of interest, including the management of other funds and accounts by our Investment Adviser, which could impact our investment returns”; “Business—Allocation of Investment Opportunities and Potential Conflicts of Interest”; and “Management—Investment Advisory Agreement” for more information. For information on payments made under the Investment Advisory Agreement, see “Management—Investment Advisory Agreement.”

Administration Agreement

Our Administrator, an affiliate of our Investment Adviser, provides us with the office facilities and administrative services necessary to conduct day-to-day operations pursuant to the Administration Agreement which we entered into with our Administrator. Our Administrator receives reimbursements equal to an amount that reimburses it for its costs and expenses and our allocable portion of overhead incurred by it in performing its obligations under the Administration Agreement, including our allocable portion of the compensation paid to or compensatory distributions received by our officers (including our Chief Compliance Officer and Chief Financial Officer) and respective staff who provide services to us, operations staff who provide services to us, and internal audit staff in their role of performing our Sarbanes-Oxley Act internal control assessment. See “Management—Organization of our Investment Adviser—Administration Agreement” for more information. For information on payments made under the Administration Agreement, see “Management—Organization of our Investment Adviser—Administration Agreement.”

Additionally, from time to time our Investment Adviser, our Administrator and their respective affiliates, may pay third-party providers to us of goods or services. We will subsequently reimburse our Investment Adviser, our Administrator or such affiliates thereof for any such amounts paid on our behalf.

10b5-1 Plan

Certain individuals affiliated with Carlyle have indicated that they intend to adopt a 10b5-1 plan (the “10b5-1 Plan”) in accordance with Rules 10b5-1 and 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We expect that under such plan the participants will buy up to $15 million in the aggregate of our common stock in the open market during the period beginning four full calendar weeks after the closing of this offering and ending on the earlier of the date on which the capital committed to the 10b5-1 Plan has been exhausted or one year after the closing of this offering, subject to certain conditions. An affiliate of Morgan Stanley will serve as the plan administrator. The 10b5-1 Plan will require Morgan Stanley, as the plan administrator, to purchase shares of common stock (i) beginning with the first full quarter after the consummation of this offering (but not starting prior to four full calendar weeks after the closing of this offering), when the market price per share is $0.01 or more below the initial public offering price per share, and (ii) from and after the completion of the first full quarter after the consummation of this offering until the completion of the fourth full quarter after the consummation of this offering, when the market price per share is below our most recently reported NAV per share (including any updates, corrections or adjustments publicly announced by us to any previously announced NAV per share). The purchase of shares by the participants pursuant to the 10b5-1 Plan is intended to satisfy the conditions of Rules 10b5-1 and 10b-18 under the Exchange Act, and will otherwise be subject to applicable law, including Regulation M under the Exchange Act, which may prohibit purchases under certain circumstances. Whether purchases will be made pursuant to the 10b5-1 Plan and how much will be purchased at any time is uncertain, dependent on prevailing market prices and trading volumes, all of which we cannot predict. These activities may have the effect of maintaining the market price of the common stock or retarding a decline in the market price of the common stock, and, as a result, the price of our common stock may be higher than the price that otherwise might exist in the open market. See “Risk Factors—Purchases of our common stock under the 10b5-1 Plan may result in the price of our common stock being higher than the price that otherwise might exist in the open market.”

Placement Fees

We are party to a placement fee arrangement with TCG Securities, L.L.C. (“TCG”), a licensed broker-dealer and an affiliate of the Investment Adviser, which may require certain stockholders to pay a placement fee to TCG for TCG’s services.

During the three month period ended March 31, 2017, TCG earned placement fees of $0 thousand. For the years ended December 31, 2016 and 2015 and 2014, TCG earned placement fees of $12 thousand, $6 thousand and $1 thousand, respectively, from the Company’s stockholders in connection with the issuance or sale of the Company’s common stock.

We will terminate this arrangement upon the effectiveness of the registration statement of which this prospectus is a part.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of this offering there will be 51,966,283 shares of common stock issued and outstanding and as of June 2, 2017, there were 1,733 stockholders of record.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of our common stock is based upon Schedule 13D, Schedule 13G, Form 13F or other filings by such persons with the SEC and other information obtained from such persons.

The following table sets forth, as of June 2, 2017, the beneficial ownership as indicated in the Company’s books and records of each current Director, each nominee for Director, each executive officer of the Company, the executive officers and Directors as a group, and each person known to us to beneficially own 5% or more of the outstanding shares of our common stock. To our knowledge, as of June 2, 2017, there were no other persons than those listed below who owned 5% or more of the outstanding shares of our common stock. Except as indicated in the footnotes to the table, each of the stockholders listed below has sole voting and/or investment power with respect to shares beneficially owned by such stockholder. Unless otherwise indicated by footnote, the address for each listed individual is 520 Madison Avenue, 40th Floor, New York, NY 10022.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Five-Percent Stockholders:
State of Connecticut acting through its treasurer as trustee	2,557,569	(1)	5.8%
AFA Sjukforsakringsaktiebolag	2,296,929	(2)	5.2%
Directors and Named Executive Officers:
Interested Directors
Michael A. Hart	21,238	(3)	*
Eliot P.S. Merrill	8,507	(4)	*
Independent Directors
Nigel D.T. Andrews	8,507	(5)	*
William P. Hendry	—		—
John G. Nestor	—		—
Named Executive Officers Who Are Not Directors
Mathew Cottrell	—		—
Jeffrey S. Levin	14,683	(6)	*
Orit Mizrachi	2,221	(7)	*
Venugopal Rathi	526	(8)	*
All Directors and Executive Officers Group (nine persons)	55,682		0.1%

*	Represents less than one tenth of one percent.

(1)	Consists of 2,557,569 shares of common stock directly owned. The address of the State of Connecticut is 55 Elm Street, 6th Floor, Hartford, Connecticut 06106.
(2)	Consists of 2,296,929 shares of common stock directly owned. The address of AFA Sjukforsakringsaktiebolag is Klara Soedra Kyrkogata 18, Stockholm, Sweden SE 10627.
(3)	Consists of 21,238 shares of common stock directly owned by Mr. Hart.
(4)	Consists of 8,507 shares of common stock directly owned by Mr. Merrill.
(5)	Consists of 8,507 shares of common stock directly owned by Mr. Andrews.
(6)	Consists of 14,683 shares of common stock directly owned by Mr. Levin.
(7)	Consists of 2,221 shares of common stock directly owned by Ms. Mizrachi.
(8)	Consists of 526 shares of common stock directly owned by Mr. Rathi.

DETERMINATION OF NET ASSET VALUE

In accordance with the procedures adopted by our Board of Directors, the NAV per share of our outstanding shares of common stock is determined by dividing the value of total assets minus liabilities by the total number of shares outstanding.

We conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with US GAAP and the Investment Company Act. Our Board of Directors, with the assistance of the Audit Committee, determines the fair value of our assets on at least a quarterly basis, in accordance with the terms of FASB Accounting Standards Codification Topic 820, Fair Value Measurement (“ASC 820”). Our valuation procedures are set forth in more detail below.

ASC 820 defines fair value as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” Fair value is a market-based measurement, not an entity-specific measurement. For some assets and liabilities, observable market transactions or market information might be available. For other assets and liabilities, observable market transactions and market information might not be available. However, the objective of a fair value measurement in both cases is the same — to estimate the price at which an orderly transaction to sell the asset or transfer the liability would take place between market participants at the measurement date under current market conditions (that is, an exit price at the measurement date from the perspective of a market participant that holds the asset or owes the liability).

ASC 820 establishes a hierarchal disclosure framework which ranks the observability of inputs used in measuring financial instruments at fair value. The observability of inputs is impacted by a number of factors, including the type of financial instrument, the characteristic specific to the financial instrument and the state of the marketplace, including the existence and transparency of transactions between market participants. Financial instruments with readily available quoted prices, or for which fair value can be measured from quoted prices in active markets, will generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.

The three-level hierarchy for fair value measurement is defined as follows:

Level 1 — inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. The types of financial instruments included in Level 1 generally include unrestricted securities, including equities and derivatives, listed in active markets. We do not adjust the quoted price for these investments, even in situations where we hold a large position and a sale could reasonably impact the quoted price.

Level 2 — inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. The type of financial instruments in this category generally includes less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.

Level 3 — inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category generally include investments in privately held entities, non-investment grade residual interests in securitizations, collateralized loan obligations, and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. Our Investment Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

We value securities/instruments traded in active markets on the measurement date by multiplying the closing price of such traded securities/instruments by the quantity of shares or amount of the instrument held. We may also obtain quotes with respect to certain of our investments, such as our securities/instruments traded in active markets and our liquid securities/instruments that are not traded in active markets, from pricing services, brokers, or counterparties (i.e., “consensus pricing”). When doing so, we determine whether the quote obtained is sufficient according to US GAAP to determine the fair value of the security. We may use the quote obtained or alternative pricing sources may be utilized including valuation techniques typically utilized for illiquid securities/instruments.

Securities/instruments that are illiquid or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Adviser or our Board of Directors, does not represent fair value, shall each be valued as of the measurement date using all techniques appropriate under the circumstances and for which sufficient data is available. These valuation techniques may vary by investment and include comparable public market valuations, comparable precedent transaction valuations and/or discounted cash flow analyses. The process generally used to determine the applicable value is as follows:

(i)	the value of each portfolio company or investment is initially reviewed by the investment professionals responsible for such portfolio company or investment and, for non-traded investments, a standardized template designed to approximate fair market value based on observable market inputs, updated credit statistics and unobservable inputs is used to determine a preliminary value, which is also reviewed alongside consensus pricing, where available;

(ii)	preliminary valuation conclusions are documented and reviewed by a valuation committee comprised of members of our senior management;

(iii)	our Board of Directors engages a third-party valuation firm to provide positive assurance on portions of the Middle Market Senior Loans and equity investment portfolio each quarter (such that each non-traded investment (other than Credit Fund) is reviewed by a third-party valuation firm at least once on a rolling twelve month basis) including a review of management’s preliminary valuation and conclusion on fair value;

(iv)	our Audit Committee reviews the assessments of the Investment Adviser and the third-party valuation firm and provide our Board of Directors with any recommendations with respect to changes to the fair value of each investment in our portfolio; and

(v)	our Board of Directors discusses the valuation recommendations of the Audit Committee and determines the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser and, where applicable, the third-party valuation firm.

All factors that might materially impact the value of an investment are considered, including, but not limited to the assessment of the following factors, as relevant:

•	the nature and realizable value of any collateral;

•	call features, put features and other relevant terms of debt;

•	the portfolio company’s leverage and ability to make payments;

•	the portfolio company’s public or “private” credit rating;

•	the portfolio company’s actual and expected earnings and discounted cash flow;

•	prevailing interest rates and spreads for similar securities and expected volatility in future interest rates;

•	the markets in which the portfolio company does business and recent economic and/or market events; and

•	comparisons to comparable transactions and publicly traded securities.

Investment performance data utilized are the most recently available financial statements and compliance certificate received from the portfolio companies as of the measurement date which in many cases may reflect a lag in information.

Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

•	private placements and restricted securities that do not have an active trading market;

•	securities whose trading has been suspended or for which market quotes are no longer available;

•	debt securities that have recently gone into default and for which there is no current market;

•	securities whose prices are stale; and

•	securities affected by significant events.

The Board of Directors is ultimately responsible for the determination, in good faith, of the fair value of our portfolio investments.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our consolidated financial statements.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws.

STOCK

Our authorized stock consists of 200,000,000 shares, par value $0.01 per share, all of which are initially designated as common stock. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations. Under our charter (our “Charter”), our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the MGCL, our Charter provides that the Board of Directors, without any action by our stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract.

In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time.

Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

The following are our outstanding classes of capital stock as of March 31, 2017:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	200,000,000	None	41,708,155

Preferred Stock

Our Charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest.

You should note, however, that any issuance of preferred stock must comply with the requirements of the Investment Company Act. The Investment Company Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the Investment Company Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.

Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer of the corporation or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, trustee, member or manager and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding without requiring a preliminary determination of his or her ultimate entitlement to indemnification. The Charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the Investment Company Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements with our directors and executive officers that will provide the maximum indemnification permitted under Maryland law and the Investment Company Act.

Certain Provisions of the MGCL and Our Charter and Bylaws

The MGCL and our Charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The current terms of the first, second and third classes will expire at the annual meeting of stockholders held in 2017, 2018 and 2019, respectively, and in each case, those directors will serve until their successors are duly elected and qualify. Each year, one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of our Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

As permitted by our Charter, our bylaws provide that a plurality of the votes cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our Charter and bylaws our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our Charter provides that the number of directors will be increased or decreased only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, the number of directors may never be less than one nor more than twelve unless our bylaws are amended in which case we may have more than twelve directors but never less than one. Our Charter provides that, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is duly elected and qualifies, subject to any applicable requirements of the Investment Company Act.

Our Charter provides that a director may be removed only for cause, as defined in our Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the MGCL, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is a stockholder of record both at the time of giving notice, as provided by the bylaws, and at the time of the annual meeting and who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) by the Board of Directors or (2) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is a stockholder of record both at the time of giving notice, as provided by the bylaws, and at the time of the special meeting and who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by a majority of our Board of Directors, the Chairman of the Board and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the Secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange, co-invest or engage in similar transactions outside the ordinary course of business, unless advised by its board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that the following matters require the approval of stockholders entitled to cast at least 80% of the votes entitled to be cast: (i) certain Charter amendments; (ii) any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company; (iii) any proposal for our liquidation or dissolution; or (iv) any proposal regarding a merger, consolidation, share exchange or sale or exchange of all or substantially all of our assets that the MGCL requires to be approved by our stockholders. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the Board of Directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our Charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

As permitted by the MGCL, our Charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the Board of Directors shall determine such rights apply.

Control Share Acquisitions

The MGCL, pursuant to the Control Share Act, provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of their increasing ranges of voting power. The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the Investment Company Act. The SEC staff has issued informal guidance setting forth its position that certain provisions of the Control Share Act would, if implemented, violate Section 18(i) of the Investment Company Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s outstanding voting stock; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons (as defined in the Investment Company Act). This resolution may be altered or repealed in whole or in part at any time; however, our Board of Directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the Investment Company Act. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with Investment Company Act

Our bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our Charter or bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.

Exclusive Forum

Our Charter and bylaws provide that, to the fullest extent permitted by law, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the MGCL, the Charter or bylaws or the securities, antifraud, unfair trade practices or similar laws of any international, national, state, provincial, territorial, local or other governmental or regulatory authority, including, in each case, the applicable rules and regulations promulgated thereunder, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a federal or state court located in the state of Delaware, provided that to the extent the appropriate court located in the state of Delaware determines that it does not have jurisdiction over such action, then the sole and exclusive forum shall be any federal or state court located in the state of Maryland. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed, to the fullest extent permitted by law, to have notice of and consented to these exclusive forum provisions and to have irrevocably submitted to, and waived any objection to, the exclusive jurisdiction of such courts in connection with any such action or proceeding and consented to process being served in any such action or proceeding, without limitation, by United States mail addressed to the stockholder at the stockholder’s address as it appears on the records of the Company, with postage thereon prepaid.

SHARES ELIGIBLE FOR FUTURE SALE

Upon completion of this offering, 60,966,283 shares of our common stock will be outstanding, excluding any shares issued in association with the NFIC Acquisition and assuming no exercise of the underwriters’ option to purchase additional shares. If the underwriters exercise their option to purchase additional shares in full, 62,316,283 shares of our common stock will be issued and outstanding immediately after the completion of this offering.

The 9,000,000 shares of common stock (assuming no exercise of the underwriters’ option to purchase additional shares) sold in the offering will be freely tradable without restriction or limitation under the Securities Act. Any shares purchased in this offering by our affiliates, as defined in the Securities Act, will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act. The remaining 51,966,283 shares of our common stock (excluding any shares issued in association with the NFIC Acquisition) that were issued prior to the completion of this offering will be “restricted securities” under the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144.

In general, under Rule 144 as currently in effect, if six months have elapsed since the date of acquisition of restricted securities from us or any of our affiliates and we are subject to the Exchange Act periodic reporting requirements for at least three months prior to the sale, the holder of such restricted securities can sell such securities. However, the number of securities sold by a holder that is an affiliate within any three-month period cannot exceed the greater of:

•	1% of the total number of securities then outstanding; or

•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 by our affiliates also are subject to certain manner of sale limitations, notice requirements and the availability of current public information about us. Prior to this offering, there has been no public market for our common stock. No assurance can be given as to (a) the likelihood that an active market for our common stock will develop, (b) the liquidity of any such market, (c) the ability of our stockholders to sell our securities or (d) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sales, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of our common stock.

Prior to this offering, we entered into subscription agreements with our stockholders whereby the stockholders could not transfer shares for a period beginning on the date of completion of an initial public offering and continuing to the earlier of (i) 180 days after the closing of the final secondary offering described in the next sentence or (ii) the second anniversary of such initial public offering. The subscription agreements obligated us to initiate up to four registered underwritten secondary offerings on behalf of the stockholders as follows: (1) the first secondary offering would occur during the period beginning 180 days after the closing of an initial public offering and ending on the 240th day after the closing of such initial public offering and (2) each subsequent secondary offering would occur during the period beginning 180 days after and ending 240 days after the prior secondary offering was completed or cancelled. We have no obligation to conduct any secondary offering unless (a) the stockholders and the Investment Adviser commit, in the aggregate, to sell at least the number of shares expected to result in gross proceeds of at least 7% times the total amount of capital commitments prior to the initial public offering (based on then-current market price per share) and (b) the number of shares that the underwriters in such secondary offering believe they can sell is at least that number of shares. If the aggregate number of shares acquired before the initial public offering still held by stockholders is less than the amount set forth in clause (b), then we are not obligated to conduct any further secondary offerings.

We have advised such stockholders that we will modify these transfer restrictions under the subscription agreements so that after the completion of this offering, the shares of common stock subject to the subscription agreement lock-ups will in addition to the rights they currently have also be released from such lock-ups as described below:

•	During the period commencing on the expiration of the underwriters lock-up described below (the “Release Date”) and 180 days thereafter: 25% of 51,899,651 shares of common stock held by such investor at the time of this offering (the “Pre-IPO Shares”);

•	During the period beginning 360 days after the Release Date: an additional 25% of 51,966,283 Pre-IPO Shares, together with any Pre-IPO Shares permitted to be but not otherwise sold during the period beginning 180 days after the Release Date;

•	During the period beginning 540 days after the Release Date: an additional 25% of 51,966,283 Pre-IPO Shares, together with any Pre-IPO Shares permitted to be but not otherwise sold during the period beginning 360 days after the Release Date;

•	During the period beginning 720 days after the Release Date and thereafter: any remaining Pre-IPO Shares permitted to be but not otherwise previously sold during the above periods.

Stockholders that purchased shares of our common stock prior to this offering are not permitted to transfer such Pre-IPO Shares without our prior written consent (which we have agreed with the underwriters not to grant a waiver of these restrictions without the consent of certain of the underwriters) for 180 days after the date of this prospectus. Immediately upon the expiration of such 180 day initial lock-up period, an aggregate of 12,974,913 shares of common stock subject to the lock-up will be eligible for sale in the public market in accordance with Rule 144 (with additional amounts becoming eligible for sale 360, 540 and 720 days after the Release Date as described in more detail in the bullets above).

We have agreed not to sell or transfer any common stock or securities convertible into, exchangeable for, exercisable for or repayable with common stock, for 180 days after the date of this prospectus without first obtaining the written consent of certain of the underwriters.

Furthermore, our Investment Adviser, Administrator, and our directors and executive officers have agreed with the underwriters that, for a period of 365 days following the date of this prospectus, they will not transfer shares purchased prior to this offering without the prior written consent of certain of the underwriters, subject to certain exceptions. See “Underwriting—No Sales of Similar Securities.”

DIVIDEND REINVESTMENT PLAN

We currently maintain an “opt in” dividend reinvestment plan. Effective on July 5, 2017, we will convert our current “opt in” dividend reinvestment plan to an “opt out” dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, other than those stockholders who have “opted out” of the plan. As a result of adopting the plan, if our Board of Directors authorizes, and we declare, a cash dividend or distribution, our stockholders who have not elected to “opt out” of our dividend reinvestment plan, will have their cash dividends or distributions automatically reinvested in additional shares of our common stock, rather than receiving cash.

Each registered stockholder may elect to have such stockholder’s dividends and distributions distributed in cash rather than participate in the plan. For any registered stockholder that does not so elect, distributions on such stockholder’s shares will be reinvested by State Street Bank and Trust Company, our plan administrator, in additional shares. The number of shares to be issued to the stockholder will be determined based on the total dollar amount of the cash distribution payable, net of applicable withholding taxes. The plan administrator will maintain all participants’ accounts in the plan and furnish written confirmation of all transactions in the accounts. Shares in the account of each participant will be held by the plan administrator on behalf of the participant in book entry form in the plan administrator’s name or the plan administrator’s nominee. Those stockholders whose shares are held through a broker or other nominee may receive cash distributions in cash by notifying their broker or nominee of their election. We intend to continue to pay quarterly distributions to our stockholders out of assets legally available for distribution. Future quarterly distributions, if any, will be determined by our Board of Directors. All future distributions will be subject to lawfully available funds therefor, and no assurance can be given that we will be able to declare such distributions in future periods. See “Distributions.”

After this offering, we intend to use primarily newly issued shares to implement the plan so long as the market value per share is equal to or greater than the net asset value per share on the relevant valuation date. If the market value per share is less than the net asset value per share on the relevant valuation date, the plan administrator would implement the plan through the purchase of common stock on behalf of participants in the open market, unless we instruct the plan administrator otherwise. If we are implementing the plan through the issuance of newly issued shares, the number of shares to be issued to a stockholder would be determined by dividing the total dollar amount of the dividend or distribution payable to such stockholder by the market price per share of our common stock on the relevant valuation date. If the plan administrator is purchasing common stock on behalf of participants to implement the plan, the number of shares to be issued to a stockholder would be determined by dividing the total dollar amount of the dividend or distribution payable to such stockholder by the average purchase price per share of all shares of common stock purchased with respect to that dividend or distribution. Market price per share as of any date would be the closing price per share of our common stock on the primary exchange on which our common stock is traded or, if no sale is reported for such day on such exchange, at the average of the electronically reported bid and asked prices for that day. The number of shares of our common stock to be outstanding after giving effect to payment of a dividend or distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

The plan administrator’s fees under the plan are paid by us. After this offering, if a participant elects to sell part or all of his, her or its shares and have the proceeds remitted to the participant, such request must first be submitted to the participant’s broker, who will coordinate with the plan administrator and who may deduct a per share brokerage commission from the proceeds.

Participants may terminate their accounts under the plan by notifying the plan administrator.

Stockholders who receive dividends and distributions in the form of stock are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who receive their dividends and distributions in cash. However, since their cash dividends and distributions will be reinvested in our common stock, such stockholder will not receive cash with which to pay applicable taxes on reinvested dividends and distributions. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or distribution from us will generally be equal to the cash that would have been received if the stockholder had received the dividend or distribution in cash, unless we issue new shares that are trading at or above net asset value, in which case, the stockholder’s basis in the new shares will generally be equal to their fair market value. Any stock received in a dividend or distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

We reserve the right to amend or terminate the plan upon notice in writing to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by us. There is no direct service charge to participants with regard to purchases in the plan; however, we reserve the right to amend the plan to include a service charge payable by the participants. Notice will be sent to participants of any amendments as soon as practicable after such action by us.

All correspondence concerning the plan should be directed to the plan administrator by mail at State Street Corporation, Attention: Plan Administrator, 100 Huntington Ave Copley Place Tower 2, Floor 3, Mail Code: CPH0255, Boston, MA 02116. Participants who hold their shares through a broker or other nominee should direct correspondence or questions concerning the dividend reinvestment plan to their broker or nominee.

REGULATION

General

We have elected to be regulated as a BDC under the Investment Company Act and have elected to be treated as a RIC under the Code. A BDC must be organized in the United States for the purpose of investing in or lending to primarily private companies and making significant managerial assistance available to them. A BDC may use capital provided by public stockholders and from other sources to make long-term, private investments in businesses. A publicly traded BDC provides stockholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a majority of the outstanding voting securities, as required by the Investment Company Act. A majority of the outstanding voting securities of a company is defined under the Investment Company Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

As with other companies regulated by the Investment Company Act, a BDC must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not “interested persons,” as that term is defined in Section 2(a)(19) of the Investment Company Act. We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the BDC. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

The Investment Company Act contains prohibitions and restrictions relating to certain transactions between BDCs and certain affiliates (including any investment advisers or sub-advisers), principal underwriters and certain affiliates of those affiliates or underwriters. Because we are a BDC, we are not generally permitted to make loans to companies controlled by Carlyle or other funds managed by Carlyle. We are also not permitted to make any co-investments with our Investment Adviser or its affiliates (including any fund managed by Carlyle) without Exemptive Relief from the SEC, subject to certain exceptions, including with respect to our downstream affiliates. The SEC has granted us Exemptive Relief that permits us and certain present and future funds advised by our Investment Adviser (or a future investment adviser controlling, controlled by or under common control with our Investment Adviser) to co-invest in suitable negotiated investments. Co-investments made under the Exemptive Relief are subject to compliance with the conditions and other requirements contained in the Exemptive Relief, which could limit our ability to participate in a co-investment transaction. We may also co-invest with funds managed by Carlyle or any of its downstream affiliates, subject to compliance with applicable law and regulations, existing regulatory guidance, and our Investment Adviser’s allocation policies and procedures.

As a BDC, we are generally required to meet an asset coverage ratio, defined under the Investment Company Act as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 200% after each issuance of senior securities. We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies. We may enter into hedging transactions to manage the risks associated with interest rate and currency fluctuations. We may purchase or otherwise receive warrants or options to purchase the common stock of our portfolio companies in connection with acquisition financings or other investments. In connection with such an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances.

We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the Investment Company Act. Under these limits, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of investment companies in the aggregate. The portion of our portfolio invested in securities issued by investment companies ordinarily will subject our stockholders to additional indirect expenses. Our investment portfolio is also subject to diversification requirements by virtue of our intended status to be a RIC for U.S. tax purposes. See “Risk Factors—Risks Related to Our Business and Structure” for more information.

In addition, investment companies registered under the Investment Company Act and private funds that are excluded from the definition of “investment company” pursuant to either Section 3(c)(1) or 3(c)(7) of the Investment Company Act may not acquire directly or through a controlled entity more than 3% of our total outstanding voting stock (measured at the time of the acquisition), unless the funds comply with an exemption under the Investment Company Act. As a result, certain of our investors may hold a smaller position in our shares than if they were not subject to these restrictions.

We are generally not able to issue and sell our common stock at a price below net asset value per share. See “Risk Factors—Risks Related to Our Business and Structure—Regulations governing our operation as a BDC affect our ability to, and the way in which we will, raise additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

We will be periodically examined by the SEC for compliance with the Investment Company Act.

As a BDC, we are subject to certain risks and uncertainties. See “Risk Factors—Risks Related to Our Business and Structure.”

Qualifying Assets

We may invest up to 30% of our portfolio opportunistically in “non-qualifying assets,” which will be driven primarily through opportunities sourced through the CPC platform. However, under the Investment Company Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the Investment Company Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the BDC’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the Investment Company Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)	is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the Investment Company Act; and

(c)	satisfies any of the following:

i.	does not have any class of securities that is traded on a national securities exchange;

ii.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

iii.	is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

iv.	is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

(2)	Securities of any eligible portfolio company which we control.

(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

A BDC must have been organized under the laws of, and have its principal place of business in, any state or states within the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. Our Investment Adviser or an affiliate thereof may provide such managerial assistance on our behalf to portfolio companies that request such assistance. We may receive fees for these services.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as “temporary investments,” so that 70% of our assets are qualifying assets. We may also invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Investment Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Indebtedness and Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the Investment Company Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factor—Risks Related to Our Business and Structure—Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.”

Code of Ethics

We and our Investment Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain transactions by our personnel. Our codes of ethics generally do not permit investments by our and our Investment Adviser’s personnel in securities that may be purchased or sold by us. Our code of ethics is filed with the SEC. For information on how to obtain a copy of the code of ethics, see “Where You Can Find More Information.”

Compliance Policies and Procedures

We and our Investment Adviser have each adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a Chief Compliance Officer to be responsible for administering the policies and procedures.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	pursuant to Rule 13a-15 of the Exchange Act, our management must prepare a report regarding its assessment of our internal control over financial reporting and, starting from the date on which we cease to be an emerging growth company under the JOBS Act, must obtain an audit of the effectiveness of internal control over financial reporting performed by our independent registered public accounting firm; and

•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our Investment Adviser. The proxy voting policies and procedures of our Investment Adviser are set forth below. These guidelines are reviewed periodically by our Investment Adviser and our Independent Directors, and, accordingly, are subject to change.

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, our Investment Adviser recognizes that it must vote portfolio securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Our Investment Adviser will vote proxies relating to our portfolio securities in what it perceives to be the best interest of our stockholders. Our Investment Adviser will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although our Investment Adviser will generally vote against proposals that may have a negative impact on our portfolio securities, it may vote for such a proposal if there exist compelling long-term reasons to do so.

Our Investment Adviser’s proxy voting decisions will be made by its investment committee. To ensure that the vote is not the product of a conflict of interest, our Investment Adviser will require that: (1) anyone involved in the decision making process disclose to our Investment Adviser’s investment committee, and Independent Directors, any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how our Investment Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Stockholders may obtain information regarding how we voted proxies with respect to our portfolio securities during the three month period ended March 31, 2017 free of charge by making a written request for proxy voting information to our Investor Relations Department at TCG BDC, Inc., 520 Madison Avenue, 40th Floor, New York, New York, 10022, by calling us at (212) 813-4900 or on the SEC’s website at www.sec.gov.

Privacy Principles

We endeavor to maintain the privacy of our stockholders and to safeguard their non-public personal information. The following information is provided to help stockholders understand what non-public personal information we collect, how we protect that information and why, in certain cases, we may share that information with select other parties.

We may collect non-public personal information about stockholders from our subscription agreements or other forms, such as name, address, account number and the types and amounts of investments, and information about transactions with us or our affiliates, such as participation in other investment programs, ownership of certain types of accounts or other account data and activity. We may disclose the non-public personal information that we collect from our stockholders or former stockholders, as described above, to our affiliates and service providers and as allowed by applicable law or regulation. Any party that receives this information from us is permitted to use it only for the services required by us and as allowed by applicable law or regulation, and is not permitted to share or use this information for any other purpose. We permit access only by authorized personnel who need access to that non-public personal information to provide services to us and our stockholders. We also maintain physical, electronic and procedural safeguards for non-public personal information that are designed to comply with applicable law.

Compliance with Listing Requirements

Our common stock has been approved for listing on NASDAQ Global Select Market under the symbol “CGBD”. As a listed company on the NASDAQ Global Select Market, we will be subject to various listing standards including corporate governance listing standards. We will monitor our compliance with all listing standards and will take actions necessary to ensure that we are in compliance therewith.

Compliance with the JOBS Act

We currently are, and following the completion of this offering expect to remain, an “emerging growth company,” as defined in the JOBS Act until the earliest of:

•	up to five years measured from the date of the first sale of common equity securities pursuant to an effective registration statement;

•	the last day of the first fiscal year in which our annual gross revenues are $1.07 billion or more;

•	the date on which we have, during the preceding three-year period, issued more than $1.0 billion in non-convertible debt; and

•	the date that we become a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of the common stock that is held by non-affiliates exceeds $700 million as of any June 30.

Under the JOBS Act, we are exempt from the provisions of Section 404(b) of the Sarbanes-Oxley Act, which would require that our independent registered public accounting firm provide an attestation report on the effectiveness of our internal control over financial reporting. This may increase the risk that material weaknesses or other deficiencies in our internal control over financial reporting go undetected. See “Risk Factors—Risks Related to Our Business and Structure—We are obligated to maintain proper and effective internal control over financial reporting. Failure to achieve and maintain effective internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act could have a material adverse effect on our business and the value of our common stock.”

In addition, Section 7(a)(2)(B) of the Securities Act and Section 13(a) of the Exchange Act, as amended by Section 102(b) of the JOBS Act, provide that an emerging growth company can take advantage of the extended transition period for complying with new or revised accounting standards. However, pursuant to Section 107 of the JOBS Act, we are choosing to “opt out” of such extended transition period, and as a result, we will comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. Our decision to opt out of the extended transition period for complying with new or revised accounting standards is irrevocable.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us, to our qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code, and to an investment in shares of our common stock. This summary applies only to beneficial owners that acquire shares of our common stock in this initial offering at the offering price and that hold such common stock as capital assets.

This summary does not purport to be a complete description of all the income tax considerations applicable to such an investment. For example, we have not described all of the tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, partnerships or other pass-through entities and their owners, insurance companies, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, financial institutions, U.S. persons with a functional currency other than the U.S. dollar, non-U.S. stockholders (as defined below) engaged in a trade or business in the United States or entitled to claim the benefits of an applicable income tax treaty, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, “controlled foreign corporations,” “passive foreign investment companies,” and persons that will hold common stock as a position in a “straddle,” “hedge,” or as part of a “constructive sale” for U.S. federal income tax purposes. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, its legislative history, existing and proposed regulations, and published rulings and court decisions all as currently in effect, all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought, and will not seek, any ruling from the Internal Revenue Service (“IRS”) regarding any matter discussed herein, and this discussion is not binding on the IRS. Accordingly, there can be no assurance that the IRS will not assert, and a court will not sustain, a position contrary to any of the tax consequences discussed herein. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invest in tax-exempt securities or certain other investment assets. For purposes of this discussion, a “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof, including, for this purpose, the District of Columbia;

•	a trust if (i) a U.S. court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of the substantial decisions of the trust, or (ii) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

For purposes of this discussion, a “non-U.S. stockholder” generally is a beneficial owner of the shares of our common stock that is not a U.S. stockholder or a partnership (or an entity or arrangement treated as a partnership) for U.S. federal income tax purposes.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership (or entity or arrangement treated as a partnership) and certain determinations made at the partner level. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the partnership’s purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in shares of our common stock will depend on the facts of its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable income tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We have elected to be treated, and intend to qualify annually, as a RIC for U.S. federal income tax purposes under Subchapter M of the Code. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. Instead, dividends we distribute generally will be taxable to the holders of our common stock, and any net operating losses, foreign tax credits and other tax attributes may not pass through to the holders of our common stock. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must comply with the Annual Distribution Requirement for any taxable year. The following discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement for each taxable year.

Taxation as a Regulated Investment Company

As a RIC, and if we satisfy the Annual Distribution Requirement, then we will not be subject to U.S. federal income tax on the portion of our net taxable income that we timely distribute (or are deemed to timely distribute) to stockholders. We are subject to U.S. federal income tax at regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

In addition, if we fail to distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any undistributed ordinary income and capital gain net income for preceding years on which we paid no U.S. federal income tax less certain over-distributions in prior years (together, the “Excise Tax Distribution Requirements”), we will be liable for a 4% nondeductible excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by us that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Distribution Requirements.

In order to qualify as a RIC for U.S. federal income tax purposes under Subchapter M of the Code, we must, among other things:

•	continue to qualify and have in effect an election to be treated as a BDC under the Investment Company Act at all times during each taxable year;

•	satisfy the 90% Gross Income Test; and

•	satisfy the Diversification Tests.

We intend to make distributions as additional shares of our common stock, unless you elect to “opt out” of our dividend reinvestment plan, in which case you will receive your distributions in cash. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of stockholders are treated as taxable dividends. The IRS has issued private rulings indicating that this rule will apply even if the issuer limits the total amount of cash that may be distributed, provided that the limitation does not cause the cash to be less than 20% of the total distribution. We generally intend to pay distributions in cash to stockholders who have “opted out” of our dividend reinvestment plan. However, we reserve the right, in our sole discretion from time to time, to limit the total amount of cash distributed to as little as 20% of the total distribution depending on, among other factors, the levels of our cash balances. In such a case, each stockholder receiving cash would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. In no event will any stockholder that has “opted out” of our dividend reinvestment plan, in which case such stockholder will receive cash, receive less than 20% of his or her entire distribution in cash. For U.S. federal income tax purposes, the amount of a dividend paid in stock will be equal to the amount of cash that could have been received instead of stock.

Stockholders receiving dividends in shares of our common stock will be required to include the full amount of the dividend (including the portion payable in stock) as ordinary income (or, in certain circumstances, long-term capital gain) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, stockholders may be required to pay income taxes with respect to such dividends in excess of the cash dividends received. If a U.S. stockholder sells the common stock that it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our common stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in common stock. In addition, if a significant number of our stockholders were to determine to sell shares of our common stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price (if any) of our common stock. It is unclear whether and to what extent we will be able to pay taxable dividends of the type described in this paragraph. We may make investments that produce income that is not matched by a corresponding cash receipt by us. Any such income would be treated as income earned by us and therefore would be subject to the distribution requirements of the Code. Such investments may require us to borrow money or dispose of other securities in order to comply with those requirements. However, under the Investment Company Act (and possibly certain debt covenants), we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation.”

Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Distribution Requirements, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are prohibited from making distributions or are unable to raise additional debt or equity capital or sell assets to make distributions, we may not be able to make sufficient distributions to satisfy the Annual Distribution Requirement, and therefore would not be able to maintain our qualification as a RIC. Additionally, we may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent us from accruing a long-term holding period. These investments may prevent us from making capital gain distributions as described below. We intend to monitor our transactions, make the appropriate tax elections and make the appropriate entries in our books and records when we make any such investments in order to mitigate the effect of these rules.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed our investment company income, we would have a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years and such net operating losses generally do not pass through to the holders of its common stock. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC’s investment company taxable income, but may carry forward such losses, and use them to offset future capital gains, indefinitely. Due to these limits on the deductibility of expenses and net capital losses, we may for U.S. federal income tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions. In addition, if future capital gains are offset by carried forward capital losses, such future capital gains are not subject to any corporate-level U.S. federal income tax, regardless of whether they are distributed to the holders of our common stock.

We may include in our taxable income certain amounts that we have not yet received in cash. For example, if we hold debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, that have increasing interest rates or are issued with warrants), we must include in our taxable income in each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether we receive cash representing such income in the same taxable year. We may also have to include in our taxable income other amounts that we have not yet received in cash, such as accruals on a contingent payment debt instrument or deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because such original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make distributions to the holders of our common stock in order to satisfy the Annual Distribution Requirement and/or the Excise Tax Avoidance Requirement, even though we will have not received any corresponding cash payments. Accordingly, to enable us to make distributions to the holders of our common stock that will be sufficient to enable us to satisfy the Annual Distribution Requirement, we may need to sell some of our assets at times and/or at prices that we would not consider advantageous, we may need to raise additional equity or debt capital or we may need to forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take actions that are advantageous to our business). If we are unable to obtain cash from other sources to enable us to satisfy the Annual Distribution Requirement, we may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes).

Failure to Qualify as a RIC

If we failed to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, we might nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code applied (which might, among other things, require us to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If we failed to qualify for treatment as a RIC and such relief provisions did not apply to us, we would be subject to U.S. federal income tax on all of our taxable income at regular corporate U.S. federal income tax rates (and we also would be subject to any applicable state and local taxes), regardless of whether we make any distributions to the holders of our common stock. We would not be able to deduct distributions to our stockholders, nor would distributions to the holders of our common stock be required to be made for U.S. federal income tax purposes. Any distributions we make generally would be taxable to the holders of our common stock as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the 20% maximum rate applicable to individuals and other non-corporate U.S. stockholders, to the extent of our current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. holders of our common stock that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the holder’s adjusted tax basis in its shares of our common stock, and any remaining distributions would be treated as capital gain.

Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to U.S. federal income tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized during the 5-year period after our requalification as a RIC, unless we made a special election to pay corporate-level U.S. federal income tax on such net built-in gains at the time of our requalification as a RIC. We may decide to be taxed as a regular corporation even if we would otherwise qualify as a RIC if we determine that treatment as a corporation for a particular year would be in our best interests.

Our Investments—General

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause us to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Gross Income Test. We monitor our transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that we will be eligible for any such tax elections or that any adverse effects of these provisions will be mitigated.

Gain or loss recognized by us from warrants or other securities acquired by us, as well as any loss attributable to the lapse of such warrants, generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long we held a particular warrant or security.

A portfolio company in which we invest may face financial difficulties that require us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, result in unusable capital losses and future non-cash income. Any such transaction could also result in our receiving assets that give rise to non-qualifying income for purposes of the 90% Gross Income Test or otherwise would not count toward satisfying the Diversification Tests.

Our investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by us.

If we purchase shares in a “passive foreign investment company” (a “PFIC”), we may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if we distribute such income as a taxable dividend to the holders of our common stock. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may be able to elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. Our ability to make either election will depend on factors beyond our control, and is subject to restrictions which may limit the availability of the benefit of these elections. Under either election, we may be required to recognize in a year income in excess of any distributions we receive from PFICs and any proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether we satisfy the Excise Tax Avoidance Requirement. See “—Taxation as a Regulated Investment Company” above.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt obligations denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Some of the income that we might otherwise earn, such as fees for providing managerial assistance, certain fees earned with respect to our investments, income recognized in a work-out or restructuring of a portfolio investment or income recognized from an equity investment in an operating partnership, may not satisfy the 90% Gross Income Test. To manage the risk that such income might disqualify us as a RIC for failure to satisfy the 90% Gross Income Test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related asset. Such subsidiary entities will be required to pay U.S. federal income tax on their earnings, which ultimately will reduce the yield to the holders of our common stock on such fees and income.

Taxation of U.S. Stockholders

The following discussion applies only to U.S. stockholders. If you are not a U.S. stockholder this section does not apply to you.

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions we pay to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) generally are taxable to U.S. stockholders at the preferential rates applicable to long-term capital gains. However, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential rates applicable to Qualifying Dividends or the dividends received deduction available to corporations under the Code. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) that are properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at reduced rates in the case of non-corporate taxpayers, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends and distributions automatically reinvested in additional shares of our common stock, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. stockholders. A U.S. stockholder will have an adjusted basis in the additional common stock purchased through the plan equal to the dollar amount that would have been received if the stockholder had received the dividend or distribution in cash, unless we were to issue new shares that are trading at or above net asset value, in which case, the stockholder’s basis in the new shares would generally be equal to their fair market value. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include such stockholder’s share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to such stockholder’s allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for its shares of common stock. Since we expect to pay tax on any retained capital gains at the regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals (and other non-corporate U.S. stockholders) on long-term capital gains, the amount of tax that individual stockholders (and other non-corporate U.S. stockholders) will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of the investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held the shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.

In general, individual and certain other non-corporate U.S. stockholders currently are subject to a maximum federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares, and a maximum tax rate of 23.8% on their net taxable gain after taking into account the net investment income tax, discussed below. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may currently deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We believe that we will qualify as a publicly offered RIC and will continue to qualify as a publicly offered RIC for this and future tax years. We qualify as a publicly offered RIC if either (i) shares of our common stock being held by at least 500 persons at all times during a taxable year or (ii) shares of our common stock being treated as regularly traded on an established securities market. For any period that we are not considered to be a “publicly offered” RIC, for purposes of computing the taxable income of U.S. stockholders that are individuals, trusts or estates, (i) our earnings will be computed without taking into account such U.S. stockholders’ allocable shares of the management and incentive fees paid to our investment adviser and certain of our other expenses, (ii) each such U.S. stockholder will be treated as having received or accrued a dividend from us in the amount of such U.S. stockholder’s allocable share of these fees and expenses for the calendar year, (iii) each such U.S. stockholder will be treated as having paid or incurred such U.S. stockholder’s allocable share of these fees and expenses for the calendar year and (iv) each such U.S. stockholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. stockholder. Miscellaneous itemized deductions generally are deductible by a U.S. stockholder of our common stock that is an individual, trust or estate only to the extent that the aggregate of such U.S. stockholder’s miscellaneous itemized deductions exceeds 2% of such U.S. stockholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 67 of the Code.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the preferential rates applicable to long-term capital gains). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

Tax Shelter Reporting Regulations

If a U.S. stockholder recognizes a loss with respect to common stock of the Company of $2 million or more for a non-corporate U.S. stockholder or $10 million or more for a corporate U.S. stockholder, the U.S. stockholder generally must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their specific circumstances.

Net Investment Income Tax

A U.S. stockholder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will generally be subject to a 3.8% tax on the lesser of (i) the U.S. stockholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. holder’s modified adjusted gross income for such taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, “net investment income” will generally include interest and taxable distributions and deemed distributions paid with respect to the notes and our common stock, and net gain attributable to the disposition of the notes and our common stock (in each case, unless such notes or common stock is held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to such distributions or net gain.

Taxation of Non-U.S. Stockholders

The following discussion applies only to non-U.S. stockholders. If you are not a non-U.S. stockholder, this discussion does not apply to you.

Whether an investment in shares of our common stock is appropriate for a non-U.S. stockholder will depend upon that stockholder’s particular circumstances. An investment in shares of our common stock by a non-U.S. stockholder may have adverse tax consequences.

Distributions of our “investment company taxable income” to non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to non-U.S. stockholders directly) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder. This withholding may be applied to reduce any future distributions to which you may be entitled. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder, and, if required by an applicable income tax treaty, attributable to a permanent establishment in the United States, the distributions will be subject to federal income tax at the rates applicable to U.S. stockholders, and we will not be required to withhold U.S. federal income tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Certain properly designated dividends received by a non-U.S. stockholder are generally exempt from withholding of U.S. federal income tax where they (1) are paid in respect of our “qualified net interest income” (generally, our U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we or the non-U.S. stockholder of our common stock are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (2) are paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). However, depending on the circumstances, we may designate all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. stockholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8 or an acceptable substitute or successor form). In the case of shares held through an intermediary, the intermediary may withhold even if we designate the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of our net capital gains to a stockholder that is a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax or any withholding of such tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States), in which case the distribution or gains will be subject to U.S. federal income tax on a net basis at the rates and in the manner applicable to U.S. stockholders generally or, (b) in the case of an individual, the non-U.S. stockholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met, in which case, except as otherwise provided by an applicable income tax treaty, the distributions or gain, which may be offset by certain U.S.-source capital losses, generally will be subject to a flat 30% U.S. federal income tax, even though the non-U.S. stockholder is not considered a resident alien under the Code.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a stockholder that is a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable income tax treaty). Our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. If a distribution is a distribution of our investment company taxable income and it is not effectively connected with a U.S. trade or business of the non-U.S. stockholder (or, if a treaty applies, is not attributable to a permanent establishment of the non-U.S. stockholder), the amount distributed (to the extent of our current or accumulated earnings and profits) would be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) and only the net after-tax amount will be reinvested in shares of our common stock. If the distribution is effectively connected with a U.S. trade or business of the non-U.S. stockholder (or, if a treaty applies, is not attributable to a permanent establishment of the non-U.S. stockholder), generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The non-U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the total dollar amount that would have been received if the stockholder had received the distribution in cash, unless we issue new shares that are trading at or above net asset value, in which case, the stockholder’s basis in the new shares would generally be equal to their fair market value. The additional shares would have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. stockholder’s account.

A non-U.S. stockholder who is a non-resident alien individual may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8 or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences before investing in our common stock.

Certain Additional Tax Considerations

Information Reporting and Backup Withholding

U.S. stockholders. Information returns will generally be filed with the IRS in connection with payments on our common stock and the proceeds from a sale or other disposition of our common stock. We may be required to withhold federal income tax (“backup withholding”) at currently applicable rates, from all taxable distributions to any U.S. stockholder (other than a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number generally is his or her social security number. Backup withholding is not an additional tax, and any amount withheld under backup withholding may be refunded or credited against the U.S. stockholder’s federal income tax liability, provided that proper information is timely provided to the IRS.

Non-U.S. stockholders. Generally, we must report to the IRS and to non-U.S. stockholders the amount of interest and dividends paid to the non-U.S. stockholder and the amount of tax, if any, withheld with respect to those payments. Copies of the information returns reporting such dividend payments and any withholding may also be made available to the tax authorities in the country in which the holder resides under the provisions of an applicable tax treaty or agreement. In general, a non-U.S. stockholder will not be subject to backup withholding with respect to payments of dividends if the non-U.S. stockholder provides its name and address, and certifies, under penalties of perjury, to the applicable withholding agent that it is not a U.S. person (which certification may be made on an IRS W-8BEN or W-8BEN-E (or successor form)) or (b) the non-U.S. stockholder holds our common stock through certain foreign intermediaries or certain foreign partnerships, and satisfies the certification requirements of applicable Treasury regulations. A non-U.S. stockholder will be subject to information reporting and, depending on the circumstances, backup withholding with respect to the proceeds of the sale or other disposition (including a redemption) of shares of our common stock within the United States or conducted through certain U.S.-related payors, unless the payor of the proceeds receives the statement described above or the non-U.S. stockholder otherwise establishes an exemption

Withholding and Information Reporting on Foreign Financial Accounts

Under the Code and recently issued Treasury regulations, the applicable withholding agent generally will be required to withhold 30% of any payments of dividends on our common stock and, after December 31, 2018, 30% of the gross proceeds from a sale or other disposition of our common stock paid, in each case, to (i) a non-U.S. financial institution (whether such financial institution is the beneficial owner or an intermediary) unless such non-U.S. financial institution agrees to verify, report and disclose its U.S. account holders and meets certain other specified requirements or (ii) a non-financial non-U.S. entity (whether such entity is the beneficial owner or an intermediary) unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. If payment of this withholding tax is made, non-U.S. stockholders that are otherwise eligible for an exemption from, or a reduction in, withholding of U.S. federal income taxes with respect to such interest, dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. We will not pay any additional amounts in respect of any amounts withheld. This withholding may be applied to reduce any future distributions to which you may be entitled.

All stockholders should consult their own tax advisers with respect to the U.S. federal income and withholding tax consequences, and state, local and non-U.S. tax consequences, of an investment in our common stock.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our assets are held by State Street Bank and Trust Company pursuant to a custody agreement. State Street also acts as our transfer agent, distribution paying agent and registrar for our common stock. The principal business address of State Street Bank and Trust Company is One Heritage Drive, Floor 1, North Quincy, MA 02171.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since the Company generally acquires and disposes of its investments in privately negotiated transactions, it infrequently uses brokers in the normal course of business.

Subject to policies established by the Company’s Board of Directors, the Investment Adviser is primarily responsible for the execution of any traded securities in the Company’s portfolio and the Company’s allocation of brokerage commissions. The Investment Adviser does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Company, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operations facilities of the firm and the firm’s risk and skill in positioning blocks of securities.

While the Investment Adviser generally seeks reasonably competitive trade execution costs, the Company will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based partly upon brokerage or research services provided to the Investment Adviser and the Company and any other clients. In return for such services, the Company may pay a higher commission than other brokers would charge if the Investment Adviser determines in good faith that such commission is reasonable in relation to the services provided.

UNDERWRITING

Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC and Citigroup Global Markets Inc. are acting as representatives of each of the underwriters named below. Subject to the terms and conditions set forth in an underwriting agreement among us, our Investment Adviser and the underwriters, we have agreed to sell to the underwriters, and each of the underwriters has agreed, severally and not jointly, to purchase from us, the number of shares of common stock set forth opposite its name below.

Underwriter	Number of Shares
Merrill Lynch, Pierce, Fenner & Smith Incorporated	1,620,000
Morgan Stanley & Co. LLC	1,620,000
J.P. Morgan Securities LLC	1,620,000
Citigroup Global Markets Inc.	1,620,000
Keefe, Bruyette & Woods, Inc.	1,350,000
Wells Fargo Securities, LLC	900,000
HSBC Securities (USA) Inc.	135,000
Mizuho Securities USA LLC	135,000

Total	9,000,000

Subject to the terms and conditions set forth in the underwriting agreement, the underwriters have agreed, severally and not jointly, to purchase all of the shares sold under the underwriting agreement if any of these shares are purchased. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the non-defaulting underwriters may be increased or the underwriting agreement may be terminated.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the underwriting agreement, such as the receipt by the underwriters of officers’ certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Pursuant to the underwriting agreement in connection with this offering, our Investment Adviser has agreed to pay 50% of the sales load.

Commissions and Discounts

The representatives have advised us that the underwriters propose initially to offer the shares to the public at the public offering price set forth on the cover of this prospectus and to dealers at that price less a concession not in excess of $0.666 per share. After the initial offering, the public offering price, concession or any other term of the offering may be changed.

The following table shows the public offering price and underwriting discount we will pay to the underwriters and proceeds before expenses to us. The information assumes either no exercise or full exercise by the underwriters of their option to purchase additional shares.

	Per Share	Without Option	With Option
Public offering price	$18.50	$166,500,000	$191,475,000
Underwriting discount and commissions(1)	$0.56	$4,995,000	$5,744,250
Proceeds, before expenses, to TCG BDC, Inc.	$17.94	$161,505,000	$185,730,750

(1)	Our Investment Adviser has agreed to pay to the underwriters another approximately $5.0 million, or $0.56 per share (or approximately $5.7 million, or $0.56 per share, if the option to purchase additional shares is fully exercised) of the sales load in connection with this offering, which is not reflected in the above table.

The expenses of the offering, not including the underwriting discount, but including up to $15,000 in reimbursement of certain underwriters’ counsel fees in connection with the review of the terms of this offering by the Financial Industry Regulatory Authority, Inc., are estimated at approximately $1.8 million and are payable by us. Our Investment Adviser has agreed to pay 50% of the total offering expenses in connection with this offering. We are not obligated to repay the expenses paid by our Investment Adviser. In addition, the underwriters have agreed to reimburse us for certain expenses incurred by us in connection with this offering.

Option to Purchase Additional Shares

We have granted an option to the underwriters, exercisable for 30 days after the date of this prospectus, to purchase up to 1,350,000 additional shares at the public offering price, less the underwriting discount. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional shares proportionate to that underwriter’s initial amount reflected in the above table.

No Sales of Similar Securities

Stockholders that purchased our shares of common stock prior to our IPO will not sell or transfer any common stock or securities convertible into, exchangeable for, exercisable for or repayable with common stock, for 180 days after the date of this prospectus without first obtaining the written consent of at least three of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC and Citigroup Global Markets Inc. (in such capacity, the “Representatives”). Pursuant to the subscription agreements and as approved by the Board, upon completion of this offering and the expiration of the 180 day lock-up, the stockholders’ shares held prior to this offering will continue to be locked up subject to the releases described in “Shares Eligible for Future Sale.”

Our executive officers, directors and our investment adviser, have agreed not to sell or transfer any common stock or securities convertible into, exchangeable for, exercisable for or repayable with common stock, for 365 days after the date of this prospectus without first obtaining the written consent of at least three of the Representatives. We have agreed not to sell or transfer any common stock or securities convertible into, exchangeable for, exercisable for or repayable with common stock, for 180 days after the date of this prospectus without first obtaining the written consent of at least three of the Representatives. Specifically, we and these other persons have agreed, with certain limited exceptions, not to directly or indirectly:

•	offer, pledge, sell or contract to sell any common stock,

•	sell any option or contract to purchase any common stock,

•	purchase any option or contract to sell any common stock,

•	grant any option, right or warrant for the sale of any common stock,

•	lend or otherwise dispose of or transfer any common stock,

•	request or demand that we file a registration statement related to the common stock, or

•	enter into any swap or other agreement that transfers, in whole or in part, the economic consequence of ownership of any common stock whether any such swap or transaction is to be settled by delivery of shares or other securities, in cash or otherwise.

This lock-up provision applies to common stock and to securities convertible into or exchangeable or exercisable for or repayable with common stock. It also applies to common stock owned now or acquired later by the person executing the agreement or for which the person executing the agreement later acquires the power of disposition.

Listing

Our common stock has been approved for listing on NASDAQ Global Select Market under the symbol “CGBD”.

Determination of the Initial Public Offering Price

Before this offering, there has been no public market for our common stock. The initial public offering price will be determined through negotiations between us and the representatives of the underwriters. In addition to prevailing market conditions, the factors to be considered in determining the initial public offering price are:

•	the information included in this prospectus and otherwise available to the representatives,

•	the valuation multiples of publicly traded companies that the representatives believe to be comparable to us,

•	our financial information,

•	the history of, and the prospects for, our company and the industry in which we compete,

•	an assessment of our management, its past and present operations, and the prospects for, and timing of, our future revenues,

•	the present state of our development,

•	the general condition of the securities markets at the time of the offering,

•	the above factors in relation to market values and various valuation measures of other companies engaged in activities similar to ours, and

•	other factors deemed relevant by us and the representatives.

An active trading market for the shares may not develop. It is also possible that after the offering the shares will not trade in the public market at or above the initial public offering price.

The underwriters do not expect to sell more than 5% of the shares in the aggregate to accounts over which they exercise discretionary authority.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the shares is completed, SEC rules may limit underwriters and selling group members from bidding for and purchasing our common stock. However, the representatives may engage in transactions that stabilize the price of the common stock, such as bids or purchases to peg, fix or maintain that price.

In connection with the offering, the underwriters may purchase and sell our common stock in the open market. These transactions may include short sales, purchases on the open market to cover positions created by short sales and stabilizing transactions. Short sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in the offering. “Covered” short sales are sales made in an amount not greater than the underwriters’ option to purchase additional shares. The underwriters may close out any covered short position by either exercising their option to purchase additional shares or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the option granted to them. “Naked” short sales are sales in excess of such option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of our common stock in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of various bids for or purchases of shares of common stock made by the underwriters in the open market prior to the completion of the offering.

The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of such underwriter in stabilizing or short covering transactions.

Similar to other purchase transactions, the underwriters’ purchases to cover the syndicate short sales may have the effect of raising or maintaining the market price of our common stock or preventing or retarding a decline in the market price of our common stock. As a result, the price of our common stock may be higher than the price that might otherwise exist in the open market. The underwriters may conduct these transactions on the NASDAQ Global Select Market, in the over-the-counter market or otherwise.

Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of our common stock. In addition, neither we nor any of the underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Electronic Distribution

In connection with the offering, certain of the underwriters or securities dealers may distribute prospectuses by electronic means, such as e-mail.

Other Relationships

Some of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with us, our affiliates or our portfolio companies including certain affiliates of the underwriters having acted as agent in connection with certain of our historical private placement transactions. They have received, or may in the future receive, customary fees and commissions for these transactions.

In addition, in the ordinary course of their business activities, the underwriters and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. The underwriters and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

Affiliates of BofA Merrill Lynch, Citigroup and Mizuho are lenders under the SPV Credit Facility and affiliates of BofA Merrill Lynch, Morgan Stanley, J.P. Morgan and HSBC are lenders under the Credit Facility. Accordingly, if we used 100% of the proceeds to repay a portion of our outstanding debt under the SPV Credit Facility or 100% of the proceeds to repay a portion of our outstanding debt under the Credit Facility, it is expected that the highest percentage that could be received by affiliates of BofA Merrill Lynch would be approximately 20% of the net proceeds of the offering, the highest percentage that could be received by affiliates of Morgan Stanley would be approximately 10% of the net proceeds of the offering, the highest percentage that could be received by affiliates of J.P. Morgan would be approximately 18% of the net proceeds of the offering, the highest percentage that could be received by affiliates of Citigroup would be approximately 38% of the net proceeds of the offering, the highest percentage that could be received by affiliates of HSBC would be approximately 18% of the net proceeds of the offering and the highest percentage that could be received by affiliates of Mizuho would be approximately 13% of the net proceeds of the offering, based upon the total public offering price set forth on the cover page of this prospectus. These numbers are subject to change depending on how we ultimately decide to allocate the proceeds from this offering between our two Facilities.

An affiliate of Morgan Stanley is acting as agent for the 10b5-1 Plan, under which it will repurchase up to $15 million in the aggregate of common stock during the period ending on the earlier of the date on which the capital committed to the 10b5-1 Plan has been exhausted or one year after the closing of the offering.

Notice to Prospective Investors in Canada

The shares may be sold only to purchasers purchasing, or deemed to be purchasing, as principal that are accredited investors, as defined in National Instrument 45-106 Prospectus Exemptions or subsection 73.3(1) of the Securities Act (Ontario), and are permitted clients, as defined in National Instrument 31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations. Any resale of the shares must be made in accordance with an exemption from, or in a transaction not subject to, the prospectus requirements of applicable securities laws.

Securities legislation in certain provinces or territories of Canada may provide a purchaser with remedies for rescission or damages if this prospectus (including any amendment thereto) contains a misrepresentation, provided that the remedies for rescission or damages are exercised by the purchaser within the time limit prescribed by the securities legislation of the purchaser’s province or territory. The purchaser should refer to any applicable provisions of the securities legislation of the purchaser’s province or territory for particulars of these rights or consult with a legal advisor.

Pursuant to section 3A.3 (or, in the case of securities issued or guaranteed by the government of a non-Canadian jurisdiction, section 3A.4) of National Instrument 33-105 Underwriting Conflicts (NI 33-105), the underwriters are not required to comply with the disclosure requirements of NI 33-105 regarding underwriter conflicts of interest in connection with this offering

Notice to Prospective Investors in the Dubai International Financial Centre

This document relates to a company which is not subject to any form of regulation or approval by the Dubai Financial Services Authority (“DFSA”).

The DFSA has not approved this document nor has any responsibility for reviewing or verifying any document or other documents in connection with this company. Accordingly, the DFSA has not approved this document or any other associated documents nor taken any steps to verify the information set out in this document, and has no responsibility for it.

The shares of common stock have not been offered and will not be offered to any persons in the Dubai International Financial Centre except on that basis that an offer is:

(i) an ‘‘Exempt Offer’’ in accordance with the Markets Rules (MKT) module of the DFSA; and

(ii) made only to persons who meet the Professional Client criteria set out in Rule 2.3.2 of the DFSA Conduct of Business Module.

This document must not, therefore, be delivered to, or relied on by, any other type of person. The company to which this document relates may be illiquid and/or subject to restrictions on its resale. Prospective purchasers should conduct their own due diligence on the company.

The DFSA has not taken steps to verify the information set out in this document, and has no responsibility for it. If you do not understand the contents of this document you should consult an authorized financial adviser.

Notice to Prospective Investors in Australia

No placement document, prospectus, product disclosure statement or other disclosure document has been lodged with the Australian Securities and Investments Commission, in relation to the offering. This prospectus does not constitute a prospectus, product disclosure statement or other disclosure document under the Corporations Act 2001 (the “Corporations Act”), and does not purport to include the information required for a prospectus, product disclosure statement or other disclosure document under the Corporations Act.

Any offer in Australia of the shares may only be made to persons (the “Exempt Investors”) who are “sophisticated investors” (within the meaning of section 708(8) of the Corporations Act), “professional investors” (within the meaning of section 708(11) of the Corporations Act), or otherwise pursuant to one or more exemptions contained in section 708 of the Corporations Act so that it is lawful to offer the shares without disclosure to investors under Chapter 6D of the Corporations Act.

The shares applied for by Exempt Investors in Australia must not be offered for sale in Australia in the period of twelve months after the date of allotment under the offering, except in circumstances where disclosure to investors under Chapter 6D of the Corporations Act would not be required pursuant to an exemption under section 708 of the Corporations Act or otherwise or where the offer is pursuant to a disclosure document which complies with Chapter 6D of the Corporations Act. Any person acquiring shares must observe such Australian on-sale restrictions.

This prospectus contains general information only and does not take account of the investment objectives, financial situation or particular needs of any particular person. It does not contain any securities recommendations or financial product advice. Before making an investment decision, investors need to consider whether the information in this prospectus is appropriate to their needs, objectives and circumstances, and, if necessary, seek expert advice on those matters.

Notice to Prospective Investors in Hong Kong

The securities have not been offered or sold and will not be offered or sold in Hong Kong, by means of any document, other than (a) to “professional investors” as defined in the Securities and Futures Ordinance (Cap. 571) of Hong Kong and any rules made under that Ordinance; or (b) in other circumstances which do not result in the document being a “prospectus” as defined in the Companies Ordinance (Cap. 32) of Hong Kong or which do not constitute an offer to the public within the meaning of that Ordinance. No advertisement, invitation or document relating to the securities has been or may be issued or has been or may be in the possession of any person for the purposes of issue, whether in Hong Kong or elsewhere, which is directed at, or the contents of which are likely to be accessed or read by, the public of Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to securities which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” as defined in the Securities and Futures Ordinance and any rules made under that Ordinance.

Principal Business Address

The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is One Bryant Park, New York, New York 10036. The principal business address of Morgan Stanley & Co. LLC is 1585 Broadway, New York, New York 10036. The principal business address of J.P. Morgan Securities LLC is 383 Madison Avenue, New York, New York 10179. The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013.

LEGAL MATTERS

The legality of the securities offered hereby will be passed upon for the Company by Proskauer Rose LLP, Los Angeles, California, Sullivan & Cromwell LLP, New York, New York and Venable LLP, Baltimore, Maryland. Certain legal matters in connection with the offering will be passed upon for the underwriters by Freshfields Bruckhaus Deringer US LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of TCG BDC, Inc. at December 31, 2016 and 2015, and for each of the three years in the period ended December 31, 2016, and the senior securities schedule under the heading “Senior Securities” as of December 31, 2016, 2015, 2014 and 2013, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, 5 Times Square, New York, NY 10036, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

We also file with or submit to the SEC periodic and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

We maintain a website (www.tcgbdc.com) and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. You may also obtain such information by contacting us by mail sent to the attention of the Secretary of the Company, Matthew Cottrell, at our principal executive offices located at 520 Madison Avenue, 40th Floor, New York, NY 10022 or you can call us by dialing 212-813-4900. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

TCG BDC, INC.

TCG BDC, INC.

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(dollar amounts in thousands, except per share data)

	March 31, 2017	December 31, 2016
	(unaudited)
ASSETS
Investments, at fair value
Investments—non-controlled/non-affiliated, at fair value (amortized cost of $1,263,462 and $1,332,596, respectively)	$1,258,424	$1,323,102
Investments—controlled/affiliated, at fair value (amortized cost of $131,545 and $97,385, respectively)	134,121	99,657

Total investments, at fair value (amortized cost of $1,395,007 and $1,429,981, respectively)	1,392,545	1,422,759
Cash and cash equivalents	44,874	38,489
Receivable for investment sold	11,874	19,750
Deferred financing costs	3,221	3,308
Interest receivable from non-controlled/non-affiliated investments	3,272	3,407
Interest and dividend receivable from controlled/affiliated investments	3,048	2,400
Prepaid expenses and other assets	159	42

Total assets	$1,458,993	$1,490,155

LIABILITIES
Secured borrowings (Note 6)	$390,608	$421,885
2015-1 Notes payable, net of unamortized debt issuance costs of $2,100 and $2,151, respectively (Note 7)	270,900	270,849
Due to Investment Adviser	86	215
Interest and credit facility fees payable (Notes 6 and 7)	3,703	3,599
Dividend payable (Note 9)	17,100	20,018
Base management and incentive fees payable (Note 4)	11,764	8,157
Administrative service fees payable (Note 4)	115	137
Other accrued expenses and liabilities	1,399	1,158

Total liabilities	695,675	726,018

Commitments and contingencies (Notes 8 and 11)
NET ASSETS
Common stock, $0.01 par value; 200,000,000 shares authorized; 41,708,155 shares and 41,702,318 shares issued and outstanding at March 31, 2017 and December 31, 2016, respectively	417	417
Paid-in capital in excess of par value	799,688	799,580
Offering costs	(74)	(74)
Accumulated net investment income (loss), net of cumulative dividends of $146,165 and $129,065 at March 31, 2017 and December 31, 2016, respectively	(1,200)	(3,207)
Accumulated net realized gain (loss)	(33,051)	(25,357)
Accumulated net unrealized appreciation (depreciation)	(2,462)	(7,222)

Total net assets	$763,318	$764,137

NET ASSETS PER SHARE	$18.30	$18.32

The accompanying notes are an integral part of these consolidated financial statements.

TCG BDC, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(dollar amounts in thousands, except per share data)

(unaudited)

	For the three month periods ended
	March 31, 2017	March 31, 2016
Investment income:
Interest income from non-controlled/non-affiliated investments	$28,354	$22,111
Other income from non-controlled/non-affiliated investments	2,536	999
Interest income from controlled/affiliated investments	1,949	—
Dividend income from controlled/affiliated investments	1,260	—

Total investment income	34,099	23,110

Expenses:
Base management fees (Note 4)	5,125	4,140
Incentive fees (Note 4)	4,777	2,990
Professional fees	443	431
Administrative service fees (Note 4)	173	148
Interest expense (Notes 6 and 7)	5,034	3,599
Credit facility fees (Note 6)	503	599
Directors’ fees and expenses	103	120
Other general and administrative	542	503

Total expenses	16,700	12,530
Waiver of base management fees (Note 4)	1,708	1,380

Net expenses	14,992	11,150

Net investment income (loss)	19,107	11,960
Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments:
Net realized gain (loss) on investments—non-controlled/non-affiliated	(7,694)	(3,577)
Net change in unrealized appreciation (depreciation) on investments—non-controlled/non-affiliated	4,456	(11,091)
Net change in unrealized appreciation (depreciation) on investments—controlled/affiliated	304	—

Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments	(2,934)	(14,668)

Net increase (decrease) in net assets resulting from operations	$16,173	$(2,708)

Basic and diluted earnings per common share (Note 9)	$0.39	$(0.08)

Weighted-average shares of common stock outstanding—Basic and Diluted (Note 9)	41,706,598	31,945,959

Dividends declared per common share (Note 9)	$0.41	$0.40

The accompanying notes are an integral part of these consolidated financial statements.

TCG BDC, INC.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(dollar amounts in thousands)

(unaudited)

	For the three month periods ended
	March 31, 2017	March 31, 2016
Increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$19,107	$11,960
Net realized gain (loss) on investments	(7,694)	(3,577)
Net change in unrealized appreciation (depreciation) on investments	4,760	(11,091)

Net increase (decrease) in net assets resulting from operations	16,173	(2,708)

Capital transactions:
Common stock issued	—	33,000
Reinvestment of dividends	108	74
Dividends declared (Note 12)	(17,100)	(13,337)

Net increase (decrease) in net assets resulting from capital share transactions	(16,992)	19,737

Net increase (decrease) in net assets	(819)	17,029

Net assets at beginning of period	764,137	571,726

Net assets at end of period	$763,318	$588,755

The accompanying notes are an integral part of these consolidated financial statements.

TCG BDC, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(dollar amounts in thousands)

(unaudited)

	For the three month periods ended
	March 31, 2017	March 31, 2016
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$16,173	$(2,708)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Amortization of deferred financing costs	231	264
Net accretion of discount on investments	(3,576)	(611)
Net realized (gain) loss on investments	7,694	3,577
Net change in unrealized (appreciation) depreciation on investments	(4,760)	11,091
Cost of investments purchased and change in payable for investments purchased	(152,235)	(114,034)
Proceeds from sales and repayments of investments and change in receivable for investments sold	190,967	28,146
Changes in operating assets:
Interest receivable	(578)	81
Dividend receivable	65	—
Prepaid expenses and other assets	(117)	370
Changes in operating liabilities:
Due to Investment Adviser	(129)	(121)
Interest and credit facility fees payable	104	438
Base management and incentive fees payable	3,607	3,163
Administrative service fees payable	(22)	50
Other accrued expenses and liabilities	241	238

Net cash provided by (used in) operating activities	57,665	(70,056)

Cash flows from financing activities:
Proceeds from issuance of common stock	—	33,000
Borrowings on SPV Credit Facility and Credit Facility	93,000	111,000
Repayments of SPV Credit Facility and Credit Facility	(124,277)	(66,000)
Debt issuance costs paid	(93)	—
Dividends paid in cash	(19,910)	(18,210)

Net cash provided by (used in) financing activities	(51,280)	59,790

Net increase (decrease) in cash and cash equivalents	6,385	(10,266)
Cash and cash equivalents, beginning of period	38,489	41,837

Cash and cash equivalents, end of period	$44,874	$31,571

Supplemental disclosures:
Interest paid during the period	$4,952	$3,227
Dividends declared during the period	$17,100	$13,337
Reinvestment of dividends	$108	$74
The accompanying notes are an integral part of these consolidated financial statements.

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of March 31, 2017

(dollar amounts in thousands)

(unaudited)

Investments— non-controlled/non-affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
First Lien Debt (77.95%)
Access CIG, LLC (2) (3) (4) (13)	Business Services	L + 5.00% (1.00% Floor)	10/17/2021	$18,289	$18,180	$18,313	2.40%
Advanced Instruments, LLC (2) (3) (4) (13) (15)	Healthcare & Pharmaceuticals	L + 5.25% (1.00% Floor)	10/31/2022	10,500	10,287	10,476	1.37
Alpha Packaging Holdings, Inc. (2) (3) (4) (13)	Containers, Packaging & Glass	L + 4.25% (1.00% Floor)	5/12/2020	11,293	11,285	11,293	1.48
Anaren, Inc. (2) (3) (4) (13)	Telecommunications	L + 4.50% (1.00% Floor)	2/18/2021	3,849	3,826	3,849	0.50
Audax AAMP Holdings, Inc. (2) (3) (4) (13)	Durable Consumer Goods	L + 6.50% (1.00% Floor)	6/24/2017	10,274	10,260	9,789	1.28
BAART Programs, Inc. (2) (4) (13) (16)	Healthcare & Pharmaceuticals	L + 7.75% (0.00% Floor)	10/9/2021	7,388	7,339	7,535	0.99
Brooks Equipment Company, LLC (2) (3) (4) (13)	Construction & Building	L + 5.00% (1.00% Floor)	8/29/2020	6,694	6,659	6,682	0.89
Capstone Logistics Acquisition, Inc. (2) (3) (4) (13)	Transportation: Cargo	L + 4.50% (1.00% Floor)	10/7/2021	19,478	19,343	19,445	2.55
Captive Resources Midco, LLC (2) (3) (4) (13) (15) (16)	Banking, Finance, Insurance & Real Estate	L + 5.75% (1.00% Floor)	6/30/2020	28,975	28,630	28,975	3.80
Central Security Group, Inc. (2) (3) (4) (13) (16)	Consumer Services	L + 5.63% (1.00% Floor)	10/6/2020	28,584	28,247	28,499	3.73
CIP Revolution Holdings, LLC (2) (3) (5) (15)	Media: Advertising, Printing & Publishing	L + 6.00% (1.00% Floor)	8/19/2021	16,500	16,332	16,783	2.20
Colony Hardware Corporation (2) (3) (4) (13)	Construction & Building	L + 6.00% (1.00% Floor)	10/23/2021	16,995	16,773	16,995	2.23
Datapipe, Inc. (2) (3) (13) (16)	Telecommunications	L + 4.75% (1.00% Floor)	3/15/2019	9,725	9,650	9,753	1.28
Dent Wizard International Corporation (2) (3) (4) (13) (16)	Automotive	L + 4.75% (1.00% Floor)	4/7/2020	7,216	7,192	7,208	0.94
Derm Growth Partners III, LLC (Dermatology Associates) (2) (3) (4) (5) (13) (15)	Healthcare & Pharmaceuticals	L + 6.50% (1.00% Floor)	5/31/2022	41,005	40,468	40,842	5.35
DermaRite Industries, LLC (2) (3) (5) (15)	Healthcare & Pharmaceuticals	L + 7.00% (1.00% Floor)	3/3/2022	16,724	16,381	16,507	2.16
Dimensional Dental Management, LLC (2) (3) (5) (12) (15)	Healthcare & Pharmaceuticals	L + 7.00% (1.00% Floor)	2/12/2021	19,066	18,684	19,129	2.51
Dimora Brands, Inc. (fka TK USA Enterprises, Inc.) (2) (3) (5) (15)	Construction & Building	L + 4.50% (1.00% Floor)	4/4/2022	—	(57)	(14)	0.00
Direct Travel, Inc. (2) (3) (4) (5) (13) (15)	Hotel, Gaming & Leisure	L + 6.50% (1.00% Floor)	12/1/2021	12,782	12,382	12,708	1.66
EIP Merger Sub, LLC (Evolve IP) (2) (3) (5) (12) (13) (16)	Telecommunications	L + 6.25% (1.00% Floor)	6/7/2021	23,750	23,119	23,356	3.06
EP Minerals, LLC (2) (3) (4) (13)	Metals & Mining	L + 4.50% (1.00% Floor)	8/20/2020	10,238	10,207	10,237	1.34
FCX Holdings Corp. (2) (3) (4) (13) (16)	Capital Equipment	L + 4.50% (1.00% Floor)	8/4/2020	9,849	9,845	9,849	1.29
Genex Holdings, Inc. (2) (3) (13) (16)	Banking, Finance, Insurance & Real Estate	L + 4.25% (1.00% Floor)	5/30/2021	4,189	4,177	4,181	0.55
Global Software, LLC (2) (3) (4) (5) (13)	High Tech Industries	L + 5.50% (1.00% Floor)	5/2/2022	20,963	20,595	20,734	2.72
Green Energy Partners/Stonewall LLC (2) (3) (5) (13)	Energy: Electricity	L + 5.50% (1.00% Floor)	11/13/2021	16,600	16,479	16,612	2.18
Green Plains II LLC (2) (3) (4) (5) (13) (15) (16)	Beverage, Food & Tobacco	L + 7.00% (1.00% Floor)	10/3/2022	15,229	15,089	15,465	2.03
Hummel Station LLC (2) (3) (5) (13) (16)	Energy: Electricity	L + 6.00% (1.00% Floor)	10/27/2022	21,000	20,331	20,292	2.66
Imagine! Print Solutions, LLC (2) (3) (4) (13)	Media: Advertising, Printing & Publishing	L + 6.00% (1.00% Floor)	3/30/2022	18,414	18,177	18,414	2.41
Imperial Bag & Paper Co. LLC (2) (3) (4) (13) (16)	Forest Products & Paper	L + 6.00% (1.00% Floor)	1/7/2022	24,013	23,705	23,983	3.14

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

As of March 31, 2017

(dollar amounts in thousands)

(unaudited)

Investments— non-controlled/non-affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
First Lien Debt (77.95%) (continued)
Indra Holdings Corp. (Totes Isotoner) (2) (3) (5) (13)	Non-durable Consumer Goods	L + 4.25% (1.00% Floor)	5/1/2021	$14,224	$14,135	$9,264	1.21%
International Medical Group, Inc. (2) (3) (5) (12) (16)	Banking, Finance, Insurance & Real Estate	L + 6.50% (1.00% Floor)	10/30/2020	30,000	29,526	30,371	3.98
Jackson Hewitt Inc. (2) (3) (4) (13)	Retail	L + 7.00% (1.00% Floor)	7/30/2020	8,758	8,632	8,276	1.08
Legacy.com Inc. (2) (3) (5) (12)	High Tech Industries	L + 6.00% (1.00% Floor)	3/20/2023	17,000	16,619	16,708	2.19
Metrogistics LLC (2) (3) (4) (13)	Transportation: Cargo	L + 6.50% (1.00% Floor)	9/30/2022	15,105	14,900	15,105	1.98
National Technical Systems, Inc. (2) (3) (4) (13) (15)	Aerospace & Defense	L + 6.25% (1.00% Floor)	6/12/2021	25,123	24,867	24,234	3.17
NES Global Talent Finance US LLC (United Kingdom) (2) (3) (4) (8) (13)	Energy: Oil & Gas	L + 5.50% (1.00% Floor)	10/3/2019	11,094	10,985	10,751	1.41
OnCourse Learning Corporation (2) (3) (4) (5) (13) (15)	Consumer Services	L + 6.50% (1.00% Floor)	9/12/2021	26,077	25,724	26,288	3.44
Paradigm Acquisition Corp. (2) (3) (4) (13)	Business Services	L + 5.00% (1.00% Floor)	6/2/2022	11,217	11,086	11,217	1.47
Pelican Products, Inc. (2) (3) (4) (13)	Containers, Packaging & Glass	L + 4.25% (1.00% Floor)	4/11/2020	7,623	7,634	7,604	1.00
Plano Molding Company, LLC (2) (3) (4) (5) (13)	Hotel, Gaming & Leisure	L + 7.50% (1.00% Floor)	5/12/2021	18,117	17,990	17,262	2.26
PPT Management Holdings, LLC (2) (3) (5) (13)	Healthcare & Pharmaceuticals	L + 6.00% (1.00% Floor)	12/16/2022	22,444	22,240	22,457	2.94
Premier Senior Marketing, LLC (2) (3) (5) (16)	Banking, Finance, Insurance & Real Estate	L + 5.00% (1.00% Floor)	7/1/2022	3,731	3,683	3,731	0.49
Product Quest Manufacturing, LLC (2) (3) (4) (5) (12) (16)	Containers, Packaging & Glass	L + 5.75% (1.00% Floor)	9/9/2020	28,000	27,588	25,864	3.39
Prowler Acquisition Corp. (Pipeline Supply and Service, LLC) (2) (3) (4)	Wholesale	L + 4.50% (1.00% Floor)	1/28/2020	10,769	10,714	8,773	1.15
PSC Industrial Holdings Corp (2) (3) (4) (13)	Environmental Industries	L + 4.75% (1.00% Floor)	12/5/2020	11,730	11,653	11,482	1.50
PT Intermediate Holdings III, LLC (Parts Town) (2) (3) (4) (5) (13) (15) (16)	Wholesale	L + 6.50% (1.00% Floor)	6/23/2022	19,545	19,336	19,447	2.55
QW Holding Corporation (Quala) (2) (3) (4) (5) (13)	Environmental Industries	L + 6.75% (1.00% Floor)	8/31/2022	29,925	29,122	30,131	3.95
Reliant Pro Rehab, LLC (2) (3) (5) (12)	Healthcare & Pharmaceuticals	L + 10.00% (1.00% Floor)	12/29/2017	22,275	22,101	22,264	2.92
SolAreo Technologies Corp. (2) (3) (4) (5)	Telecommunications	L + 5.25% (1.00% Floor)	12/10/2020	19,418	19,292	18,049	2.36
Superior Health Linens, LLC (2) (3) (4) (5) (13) (15)	Business Services	L + 6.50% (1.00% Floor)	9/30/2021	19,208	18,908	19,012	2.49
T2 Systems Canada, Inc. (2) (3) (5)	Transportation: Consumer	L + 6.75% (1.00% Floor)	9/28/2022	4,040	3,946	4,045	0.53
T2 Systems, Inc. (2) (3) (4) (5) (13) (15)	Transportation: Consumer	L + 6.75% (1.00% Floor)	9/28/2022	22,892	22,298	22,924	3.00
The Hilb Group, LLC (2) (3) (5) (12) (15)	Banking, Finance, Insurance & Real Estate	L + 6.00% (1.00% Floor)	6/24/2021	31,313	30,744	30,849	4.04
The SI Organization, Inc. (2) (3) (4) (13)	Aerospace & Defense	L + 4.75% (1.00% Floor)	11/23/2019	8,552	8,507	8,637	1.13
The Topps Company, Inc. (2) (3) (4) (13)	Non-durable Consumer Goods	L + 6.00% (1.00% Floor)	10/2/2020	18,657	18,588	18,654	2.44
Truckpro, LLC .(2) (3) (4) (13) (16)	Automotive	L + 5.00% (1.00% Floor)	8/6/2018	9,194	9,173	9,170	1.20
Tweddle Group, Inc. (2) (3) (4) (13)	Media: Advertising, Printing & Publishing	L + 6.00% (1.00% Floor)	10/24/2022	15,998	15,697	16,063	2.10

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

As of March 31, 2017

(dollar amounts in thousands)

(unaudited)

Investments— non-controlled/non-affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
First Lien Debt (77.95%) (continued)
TwentyEighty, Inc.—Revolver (fka Miller Heiman, Inc.) (2) (3) (5) (10) (15)	Business Services	L + 8.00% (1.00% Floor)	3/21/2020	$—	$(7)	$(3)	0.00%
TwentyEighty, Inc.—(Term A Loans) (2) (3) (5) (10)	Business Services	L + 3.50% (1.00% Floor), 4.50% PIK	3/31/2020	2,860	2,844	2,843	0.37
TwentyEighty, Inc.—(Term B Loans) (5) (10)	Business Services	1.00%, 7.00% PIK	3/31/2020	4,698	4,698	3,773	0.50
TwentyEighty, Inc.—(Term C Loans) (5) (10)	Business Services	0.25%, 8.75% PIK	3/31/2020	4,485	4,485	2,245	0.29
U.S. TelePacific Holdings Corp. (2) (3) (5)	Telecommunications	L + 8.50% (1.00% Floor)	2/24/2021	30,000	29,189	30,027	3.93
Vetcor Professional Practices, LLC (2) (3) (4) (5) (13) (15)	Consumer Services	L + 6.00% (1.00% Floor)	4/20/2021	28,488	28,028	28,737	3.76
Violin Finco S.A.R.L. (Alexander Mann Solutions) (United Kingdom) (2) (3) (4) (8) (13)	Business Services	L + 4.75% (1.00% Floor)	12/20/2019	10,034	9,985	10,034	1.31
Vistage Worldwide Inc. (2) (3) (4) (13) (16)	Business Services	L + 5.50% (1.00% Floor)	8/19/2021	28,757	28,534	28,964	3.79
VRC Companies, LLC (2) (3) (5) (13) (15) (17)	Business Services	L + 6.50% (1.00% Floor)	3/31/2023	25,632	24,923	25,140	3.29
Winchester Electronics Corporation (2) (3) (4) (5) (13) (15)	Capital Equipment	L + 6.50% (1.00% Floor)	6/30/2022	27,298	26,914	27,749	3.64
Zest Holdings, LLC (2) (3) (4) (13)	Durable Consumer Goods	L + 4.75% (1.00% Floor)	8/16/2020	9,530	9,530	9,523	1.25

First Lien Debt Total					$1,088,396	$1,085,554	142.20%

Second Lien Debt (11.61%)
AIM Group USA Inc. (2) (3) (5) (13)	Aerospace & Defense	L + 9.00% (1.00% Floor)	8/2/2022	$23,000	$22,710	$23,025	3.02%
AmeriLife Group, LLC (2) (3) (5) (13) (16)	Banking, Finance, Insurance & Real Estate	L + 8.75% (1.00% Floor)	1/10/2023	20,000	19,665	19,318	2.53
Argon Medical Devices, Inc. (2) (3) (4) (5)	Healthcare & Pharmaceuticals	L + 9.50% (1.00% Floor)	6/23/2022	24,000	23,381	24,437	3.20
Berlin Packaging L.L.C. (2) (3) (5) (13)	Containers, Packaging & Glass	L + 6.75% (1.00% Floor)	10/1/2022	2,927	2,910	2,949	0.39
Charter NEX US Holdings, Inc. (2) (3) (5) (13)	Chemicals, Plastics & Rubber	L + 8.25% (1.00% Floor)	2/5/2023	7,394	7,305	7,394	0.97
Confie Seguros Holding II Co. (2) (3) (5) (13)	Banking, Finance, Insurance & Real Estate	L + 9.00% (1.25% Floor)	5/8/2019	9,000	8,945	8,947	1.17
Drew Marine Group Inc. (2) (3) (4) (5) (13)	Chemicals, Plastics & Rubber	L + 7.00% (1.00% Floor)	5/19/2021	12,500	12,482	12,373	1.62
Genex Holdings, Inc. (2) (3) (5) (16)	Banking, Finance, Insurance & Real Estate	L + 7.75% (1.00% Floor)	5/30/2022	7,990	7,917	7,990	1.05
Institutional Shareholder Services Inc. (2) (3) (5) (13)	Banking, Finance, Insurance & Real Estate	L + 8.50% (1.00% Floor)	4/29/2022	12,500	12,409	12,448	1.63
Jazz Acquisition, Inc. (Wencor) (2) (3) (5) (13)	Aerospace & Defense	L + 6.75% (1.00% Floor)	6/19/2022	6,700	6,677	5,901	0.77
MRI Software, LLC (2) (3) (5)	Software	L + 8.00% (1.00% Floor)	6/23/2022	11,250	11,115	11,305	1.48
Power Stop, LLC (5) (9)	Automotive	11.00%	5/29/2022	10,000	9,836	9,957	1.30
Prowler Acquisition Corp. (Pipeline Supply and Service, LLC) (2) (3) (5)	Wholesale	L + 8.50% (1.00% Floor)	7/28/2020	3,000	2,962	1,856	0.24
Ramundsen Public Sector, LLC (2) (3) (5)	Sovereign & Public Finance	L + 8.50% (1.00% Floor)	1/31/2025	1,800	1,783	1,800	0.24

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

As of March 31, 2017

(dollar amounts in thousands)

(unaudited)

Investments— non-controlled/non-affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
Second Lien Debt (11.61%) (continued)
Watchfire Enterprises, Inc. (2) (3) (5) (13)	Media: Advertising, Printing & Publishing	L + 8.00% (1.00% Floor)	10/2/2021	7,000	$6,934	$6,994	0.92%
Zywave, Inc. (2) (3) (5)	High Tech Industries	L + 9.00% (1.00% Floor)	11/17/2023	4,950	4,881	4,949	0.65

Second Lien Debt Total					$161,912	$161,643	21.18%

Investments—non-controlled/non-affiliated (1)	Industry	Maturity Date	Par Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
Structured Finance Obligations (0.20%) (5) (8) (11)
1776 CLO I, Ltd., Subordinated Notes	Structured Finance	5/8/2020	$11,750	$6,519	$2,761	0.36%
Clydesdale CLO 2005, Ltd., Subordinated Notes	Structured Finance	12/6/2017	5,750	—	10	0.00
MSIM Peconic Bay, Ltd., Subordinated Notes	Structured Finance	7/20/2019	4,500	63	5	0.00

Structured Finance Obligations Total				$6,582	$2,776	0.36%

Investments—non-controlled/non-affiliated (1)	Industry	Shares/ Units	Cost	Fair Value (7)	Percentage of Net Assets
Equity Investments (0.61%) (5)
CIP Revolution Investments, LLC	Media: Advertising, Printing & Publishing	30,000	$300	$411	0.05%
Derm Growth Partners III, LLC (Dermatology Associates)	Healthcare & Pharmaceuticals	1,000,000	1,000	1,230	0.16
GS Holdco LLC (Global Software, LLC)	High Tech Industries	1,000,000	1,001	1,207	0.16
Legacy.com Inc.	High Tech Industries	1,500,000	1,500	1,500	0.20
Power Stop Intermediate Holdings, LLC	Automotive	7,150	715	1,314	0.17
T2 Systems Parent Corporation	Transportation: Consumer	555,556	556	533	0.07
THG Acquisition, LLC (The Hilb Group, LLC)	Banking, Finance, Insurance & Real Estate	1,500,000	1,500	2,256	0.30
TwentyEighty Investors LLC	Business Services	51,936	—	—	0.00

Equity Investments Total			$6,572	$8,451	1.11%

Total investments—non-controlled/non-affiliated			$1,263,462	$1,258,424	164.86%

Investments—controlled/affiliated	Industry	Interest Rate (2)	Maturity Date	Par Amount/ LLC Interest	Cost	Fair Value (7)	Percentage of Net Assets
Investment Fund (9.63%) (8)
Middle Market Credit Fund, LLC, Mezzanine Loan (2) (5) (9) (14)	Investment Fund	L+9.50%	6/24/2017	$86,044	$86,044	$86,044	11.27%
Middle Market Credit Fund, LLC, Subordinated Loan and Member’s Interest (5) (14)	Investment Fund	0.001	3/1/2021	45,501	45,501	48,077	6.30

Investment Fund Total					$131,545	$134,121	17.57%

Total investments—controlled/affiliated					$131,545	$134,121	17.57%

Total investments					$1,395,007	$1,392,545	182.42%

(1)	Unless otherwise indicated, issuers of debt and equity investments held by TCG BDC, Inc. (together with its consolidated subsidiaries, “we,” “us,” “our,” “TCG BDC” or the “Company”) are domiciled in the United States and issuers of structured finance obligations are domiciled in the Cayman Islands. Under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “Investment Company Act”), the Company would be deemed to “control” a portfolio company if the Company owned more than 25% of its outstanding voting securities and/or held the power to exercise control over the management or policies of the portfolio company. As of March 31, 2017, the Company does not “control” any of these portfolio companies. Under the Investment Company Act, the Company would be deemed an “affiliated person” of a portfolio company if the Company owns 5% or more of the portfolio company’s outstanding voting securities. As of March 31, 2017, the Company is not an “affiliated person” of any of these portfolio companies.

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

As of March 31, 2017

(dollar amounts in thousands)

(unaudited)

(2)	Variable rate loans to the portfolio companies and variable rate notes of structured finance obligations bear interest at a rate that may be determined by reference to either LIBOR (“L”) or an alternate base rate (commonly based on the Federal Funds Rate or the U.S. Prime Rate), which generally resets quarterly. For each such loan and note, the Company has provided the interest rate in effect as of March 31, 2017. As of March 31, 2017, all of our LIBOR loans were indexed to the 90-day LIBOR rate at 1.15%, except for those loans as indicated in Notes 16 and 17 below.
(3)	Loan includes interest rate floor feature.
(4)	Denotes that all or a portion of the assets are owned by the Company’s wholly owned subsidiary, TCG BDC SPV LLC (the “SPV”). The SPV has entered into a senior secured revolving credit facility (as amended, the “SPV Credit Facility”). The lenders of the SPV Credit Facility have a first lien security interest in substantially all of the assets of the SPV (see Note 6, Borrowings). Accordingly, such assets are not available to creditors of the Company or the 2015-1 Issuer.
(5)	Denotes that all or a portion of the assets are owned by the Company. The Company has entered into a senior secured revolving credit facility (as amended, the “Credit Facility” and, together with the SPV Credit Facility, the “Facilities”). The lenders of the Credit Facility have a first lien security interest in substantially all of the portfolio investments held by the Company (see Note 6, Borrowings). Accordingly, such assets are not available to creditors of the SPV or Carlyle GMS Finance MM CLO 2015-1 LLC (the “2015-1 Issuer”).
(6)	Amortized cost represents original cost, including origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion/amortization of discounts/premiums, as applicable, on debt investments using the effective interest method. Equity tranche collateralized loan obligation (“CLO”) fund investments, which are referred to as “structured finance obligations”, are recorded at amortized cost using the effective interest method.
(7)	Fair value is determined in good faith by or under the direction of the Board of Directors of the Company (see Note 2, Significant Accounting Policies, and Note 3, Fair Value Measurements), pursuant to the Company’s valuation policy.
(8)	The Company has determined the indicated investments are non-qualifying assets under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.
(9)	Represents a corporate mezzanine loan, which is subordinated to senior secured term loans of the portfolio company/investment fund.
(10)	Loan was on non-accrual status as of March 31, 2017.
(11)	As of March 31, 2017, the Company has a greater than 25% but less than 50% equity or subordinated notes ownership interest in certain structured finance obligations. These investments have governing documents that preclude the Company from controlling management of the entity and therefore the Company has determined that the issuer of the investment is not a controlled affiliate or a non-controlled affiliate because the investments are not “voting securities”.
(12)	In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company is entitled to receive additional interest as a result of an agreement among lenders as follows: Dimensional Dental Management, LLC (4.70%), EIP Merger Sub, LLC (Evolve IP) (3.91%), International Medical Group, Inc. (4.79%), Legacy.com Inc. (3.79%), Product Quest Manufacturing, LLC (3.66%), Reliant Pro Rehab, LLC (nil) and The Hilb Group, LLC (3.33%). Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/last out loan, which has a secondary priority behind the first lien/first out loan with respect to principal, interest and other payments.
(13)	Denotes that all or a portion of the assets are owned by the 2015-1 Issuer and secure the notes issued in connection with a $400 million term debt securitization completed by the Company on June 26, 2015 (see Note 7, 2015-1 Notes). Accordingly, such assets are not available to the creditors of the SPV or the Company.
(14)	Under the Investment Company Act, the Company is deemed to be an “affiliated person” of and “control” this investment fund because the Company owns more than 25% of the investment fund’s outstanding voting securities and/or has the power to exercise control over management or policies of such investment fund. See Note 5, Middle Market Credit Fund, LLC, for more details.

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

As of March 31, 2017

(dollar amounts in thousands)

(unaudited)

(15)	As of March 31, 2017, the Company had the following unfunded commitments to fund delayed draw and revolving senior secured loans:

Investments—non-controlled/non-affiliated	Type	Unused Fee	Par/ Principal Amount	Fair Value
First Lien Debt—unfunded delayed draw and revolving term loans commitments
Advanced Instruments, LLC	Revolver	0.50%	$1,167	$(2)
Captive Resources Midco, LLC	Delayed Draw	1.25%	3,125	—
Captive Resources Midco, LLC	Revolver	0.50%	1,875	—
CIP Revolution Holdings, LLC	Delayed Draw	0.75%	1,331	20
CIP Revolution Holdings, LLC	Revolver	0.50%	1,331	20
DermaRite Industries, LLC	Revolver	0.50%	3,276	(35)
Derm Growth Partners III, LLC (Dermatology Associates)	Delayed Draw	1.00%	2,217	(8)
Derm Growth Partners III, LLC (Dermatology Associates)	Revolver	0.50%	704	(3)
Dimensional Dental Management, LLC	Delayed Draw	1.00%	1,442	4
Dimora Brands, Inc. (fka TK USA Enterprises, Inc.)	Revolver	0.50%	4,750	(14)
Direct Travel, Inc.	Delayed Draw	1.00%	9,658	(32)
Green Plains II LLC	Revolver	0.50%	1,291	18
National Technical Systems, Inc.	Delayed Draw	1.00%	4,469	(123)
National Technical Systems, Inc.	Revolver	0.50%	2,031	(73)
OnCourse Learning Corporation	Revolver	0.50%	859	7
PT Intermediate Holdings III, LLC (Parts Town)	Revolver	0.50%	1,429	(7)
Superior Health Linens, LLC	Revolver	0.50%	2,614	(24)
T2 Systems, Inc.	Revolver	0.50%	2,933	4
The Hilb Group, LLC	Delayed Draw	1.00%	10,902	(120)
TwentyEighty, Inc. (f/k/a Miller Heiman, Inc.)	Revolver	0.50%	452	(3)
Vetcor Professional Practices, LLC	Delayed Draw	1.00%	4,384	33
VRC Companies, LLC	Delayed Draw	1.00%	4,513	(69)
VRC Companies, LLC	Revolver	0.50%	1,805	(28)
Winchester Electronics Corporation	Delayed Draw	1.00%	2,500	38

Total unfunded commitments			$71,058	$(397)

(16)	As of March 31, 2017, this LIBOR loan was indexed to the 30-day LIBOR rate at 0.98%.
(17)	As of March 31, 2017, this LIBOR loan was indexed to the 180-day LIBOR rate at 1.42%.

As of March 31, 2017, investments at fair value consisted of the following:

Type—% of Fair Value	Amortized Cost	Fair Value	% of Fair Value
First Lien Debt	$1,088,396	$1,085,554	77.95%
Second Lien Debt	161,912	161,643	11.61
Structured Finance Obligations	6,582	2,776	0.20
Equity Investments	6,572	8,451	0.61
Investment Fund	131,545	134,121	9.63

Total	$1,395,007	$1,392,545	100.00%

Type—% of Fair Value of First and Second Lien Debt	Amortized Cost	Fair Value	% of Fair Value
Floating Rate	$1,231,289	$1,231,222	98.72%
Fixed Rate	19,019	15,975	1.28

Total	$1,250,308	$1,247,197	100.00%

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

As of March 31, 2017

(dollar amounts in thousands)

(unaudited)

The industry composition of investments at fair value as of March 31, 2017 was as follows:

Industry	Amortized Cost	Fair Value	% of Fair Value
Aerospace & Defense	$62,761	$61,797	4.44%
Automotive	26,916	27,649	1.99
Banking, Finance, Insurance & Real Estate	147,196	149,066	10.70
Beverage, Food & Tobacco	15,089	15,465	1.11
Business Services	123,636	121,538	8.73
Capital Equipment	36,759	37,598	2.70
Chemicals, Plastics & Rubber	19,787	19,767	1.42
Construction & Building	23,375	23,663	1.70
Consumer Services	81,999	83,524	6.00
Containers, Packaging & Glass	49,417	47,710	3.43
Durable Consumer Goods	19,790	19,312	1.39
Energy: Electricity	36,810	36,904	2.65
Energy: Oil & Gas	10,985	10,751	0.77
Environmental Industries	40,775	41,613	2.99
Forest Products & Paper	23,705	23,983	1.72
Healthcare & Pharmaceuticals	161,881	164,877	11.84
High Tech Industries	44,596	45,098	3.24
Hotel, Gaming & Leisure	30,372	29,970	2.15
Investment Fund	131,545	134,121	9.63
Media: Advertising, Printing & Publishing	57,440	58,665	4.21
Metals & Mining	10,207	10,237	0.74
Non-durable Consumer Goods	32,723	27,918	2.00
Retail	8,632	8,276	0.59
Software	11,115	11,305	0.81
Sovereign & Public Finance	1,783	1,800	0.13
Structured Finance	6,582	2,776	0.20
Telecommunications	85,076	85,034	6.11
Transportation: Cargo	34,243	34,550	2.48
Transportation: Consumer	26,800	27,502	1.97
Wholesale	33,012	30,076	2.16

Total	$1,395,007	$1,392,545	100.00%

The geographical composition of investments at fair value as of March 31, 2017 was as follows:

Geography	Amortized Cost	Fair Value	% of Fair Value
Cayman Islands	$6,582	$2,776	0.20%
United Kingdom	20,970	20,785	1.49
United States	1,367,455	1,368,984	98.31

Total	$1,395,007	$1,392,545	100.00%

The accompanying notes are an integral part of these consolidated financial statements.

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of December 31, 2016

(dollar amounts in thousands)

Investments—non-controlled/ non-affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
First Lien Debt (80.09%)
Access CIG, LLC (2) (3) (4) (13)	Business Services	L + 5.00% (1.00% Floor)	10/17/2021	$18,335	$18,222	$18,335	2.40%
Advanced Instruments, LLC (2) (3) (4) (5) (13) (15)	Healthcare & Pharmaceuticals	L + 5.25% (1.00% Floor)	10/31/2022	22,500	22,019	22,252	2.91
AF Borrower LLC (Accuvant) (2) (3) (4)	High Tech Industries	L + 5.25% (1.00% Floor)	1/28/2022	16,113	15,923	16,113	2.11
Alpha Packaging Holdings, Inc. (2) (3) (4) (13)	Containers, Packaging & Glass	L + 4.25% (1.00% Floor)	5/12/2020	11,322	11,313	11,322	1.48
Anaren, Inc. (2) (3) (4) (13)	Telecommunications	L + 4.50% (1.00% Floor)	2/18/2021	10,869	10,800	10,869	1.42
Audax AAMP Holdings, Inc. (2) (3) (4) (13)	Durable Consumer Goods	L + 6.00% (1.00% Floor)	6/24/2017	10,424	10,400	10,348	1.35
BAART Programs, Inc. (2) (4) (16)	Healthcare & Pharmaceuticals	L + 7.75% (0.00% Floor)	10/9/2021	7,406	7,355	7,534	0.99
Brooks Equipment Company, LLC (2) (3) (4) (13)	Construction & Building	L + 5.00% (1.00% Floor)	8/29/2020	6,694	6,657	6,683	0.87
Capstone Logistics Acquisition, Inc. (2) (3) (4) (13)	Transportation: Cargo	L + 4.50% (1.00% Floor)	10/7/2021	19,478	19,337	19,212	2.51
Captive Resources Midco, LLC (2) (3) (4) (13) (15)	Banking, Finance, Insurance & Real Estate	L + 5.75% (1.00% Floor)	6/30/2020	29,050	28,683	29,009	3.80
Central Security Group, Inc. (2) (3) (4) (13) (16)	Consumer Services	L + 5.63% (1.00% Floor)	10/6/2020	28,658	28,300	28,557	3.74
CIP Revolution Holdings, LLC (2) (3) (5) (15)	Media: Advertising, Printing & Publishing	L + 6.00% (1.00% Floor)	8/19/2021	16,500	16,325	16,585	2.17
Colony Hardware Corporation (2) (3) (4) (13)	Construction & Building	L + 6.00% (1.00% Floor)	10/23/2021	17,038	16,806	17,038	2.23
Datapipe, Inc. (2) (3) (13) (16)	Telecommunications	L + 4.75% (1.00% Floor)	3/15/2019	9,750	9,666	9,764	1.28
Dent Wizard International Corporation (2) (3) (4) (13) (16)	Automotive	L + 4.75% (1.00% Floor)	4/7/2020	7,216	7,190	7,216	0.94
Derm Growth Partners III, LLC (Dermatology Associates) (2) (3) (4) (5) (13) (15)	Healthcare & Pharmaceuticals	L + 6.50% (1.00% Floor)	5/31/2022	32,929	32,393	32,958	4.31
Dimensional Dental Management, LLC (2) (3) (5) (12) (15)	Healthcare & Pharmaceuticals	L + 7.00% (1.00% Floor)	2/12/2021	18,000	17,601	17,811	2.33
Dimora Brands, Inc. (fka TK USA Enterprises, Inc.) (2) (3) (5) (15)	Construction & Building	L + 4.50% (1.00% Floor)	4/4/2022	—	(60)	(30)	0.00
Direct Travel, Inc. (2) (3) (4) (5) (13) (15)	Hotel, Gaming & Leisure	L + 6.50% (1.00% Floor)	12/1/2021	12,842	12,420	12,712	1.66
EIP Merger Sub, LLC (Evolve IP) (2) (3) (5) (12)	Telecommunications	L + 6.25% (1.00% Floor)	6/7/2021	23,750	23,098	23,242	3.04
Emerging Markets Communications, LLC (2) (3) (4) (8) (13)	Telecommunications	L + 5.75% (1.00% Floor)	7/1/2021	17,730	16,299	17,730	2.32
EP Minerals, LLC (2) (3) (4) (13)	Metals & Mining	L + 4.50% (1.00% Floor)	8/20/2020	10,264	10,232	10,259	1.34
FCX Holdings Corp. (2) (3) (4) (13) (16)	Capital Equipment	L + 4.50% (1.00% Floor)	8/4/2020	9,856	9,852	9,856	1.29
Genex Holdings, Inc. (2) (3) (13) (16)	Banking, Finance, Insurance & Real Estate	L + 4.25% (1.00% Floor)	5/30/2021	4,200	4,187	4,196	0.55
Global Software, LLC (2) (3) (4) (13) (16)	High Tech Industries	L + 5.50% (1.00% Floor)	5/2/2022	16,163	15,880	16,163	2.12
Green Energy Partners/Stonewall LLC (2) (3) (5) (13)	Energy: Electricity	L + 5.50% (1.00% Floor)	11/13/2021	16,600	16,475	16,598	2.17
Green Plains II LLC (2) (3) (4) (5) (13) (15)	Beverage, Food & Tobacco	L + 7.00% (1.00% Floor)	10/03/2022	15,205	15,059	15,379	2.01

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

As of December 31, 2016

(dollar amounts in thousands)

Investments—non-controlled/ non-affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
First Lien Debt (80.09%) (continued)
Hummel Station LLC (2) (3) (5) (13) (16)	Energy: Electricity	L + 6.00% (1.00% Floor)	10/27/2022	$21,000	$20,308	$20,160	2.64%
Imagine! Print Solutions, LLC (2) (3) (4) (13)	Media: Advertising, Printing & Publishing	L + 6.00% (1.00% Floor)	3/30/2022	18,461	18,213	18,603	2.43
Imperial Bag & Paper Co. LLC (2) (3) (4) (13) (16)	Forest Products & Paper	L + 6.00% (1.00% Floor)	1/7/2022	24,074	23,752	23,924	3.13
Indra Holdings Corp. (Totes Isotoner) (2) (3) (5) (13)	Non-durable Consumer Goods	L + 4.25% (1.00% Floor)	5/1/2021	14,224	14,130	10,553	1.38
International Medical Group, Inc.(2) (3) (5) (12)	Banking, Finance, Insurance & Real Estate	L + 6.50% (1.00% Floor)	10/30/2020	30,000	29,505	30,237	3.96
Jackson Hewitt Inc. (2) (3) (4) (13)	Retail	L + 7.00% (1.00% Floor)	7/30/2020	8,758	8,625	8,320	1.09
Metrogistics LLC (2) (3) (4) (5) (13)	Transportation: Cargo	L + 6.50% (1.00% Floor)	9/30/2022	15,200	14,986	15,094	1.98
MSX International, Inc. (2) (3) (4) (13)	Automotive	L + 5.00% (1.00% Floor)	8/21/2020	8,940	8,882	8,940	1.17
National Technical Systems, Inc. (2) (3) (4) (13) (15)	Aerospace & Defense	L + 6.25% (1.00% Floor)	6/12/2021	25,123	24,854	23,927	3.13
NES Global Talent Finance US LLC (United Kingdom) (2) (3) (4) (8) (13)	Energy: Oil & Gas	L + 5.50% (1.00% Floor)	10/3/2019	11,250	11,132	10,911	1.43
OnCourse Learning Corporation (2) (3) (4) (5) (13) (15) (16)	Consumer Services	L + 6.50% (1.00% Floor)	9/12/2021	26,141	25,770	26,220	3.43
Paradigm Acquisition Corp. (2) (3) (4) (13)	Business Services	L + 5.00% (1.00% Floor)	6/2/2022	23,246	22,963	23,223	3.04
Pelican Products, Inc. (2) (3) (4) (13)	Containers, Packaging & Glass	L + 4.25% (1.00% Floor)	4/11/2020	7,643	7,654	7,593	0.99
Plano Molding Company, LLC (2) (3) (4) (5) (13)	Hotel, Gaming & Leisure	L + 7.00% (1.00% Floor)	5/12/2021	18,163	18,030	17,302	2.26
PPT Management Holdings, LLC (2) (3) (5)	Healthcare & Pharmaceuticals	L + 6.00% (1.00% Floor)	12/16/2022	22,500	22,288	22,426	2.93
Premier Senior Marketing, LLC (2) (3) (5) (16)	Banking, Finance, Insurance & Real Estate	L + 5.00% (1.00% Floor)	7/1/2022	3,741	3,690	3,741	0.49
Product Quest Manufacturing, LLC (2) (3) (4) (5) (12)	Containers, Packaging & Glass	L + 5.75% (1.00% Floor)	9/9/2020	28,000	27,565	25,838	3.38
Prowler Acquisition Corp. (Pipeline Supply and Service, LLC) (2) (3) (4)	Wholesale	L + 4.50% (1.00% Floor)	1/28/2020	10,798	10,739	8,101	1.06
PSC Industrial Holdings Corp (2) (3) (4) (13)	Environmental Industries	L + 4.75% (1.00% Floor)	12/5/2020	11,760	11,679	11,290	1.48
PSI Services LLC (2) (3) (4) (5) (12) (16)	Business Services	L + 6.75% (1.00% Floor)	2/27/2021	32,705	32,022	34,784	4.56
PT Intermediate Holdings III, LLC (Parts Town) (2) (3) (4) (5) (13) (15)	Wholesale	L + 6.50% (1.00% Floor)	6/23/2022	17,417	17,215	17,563	2.30
QW Holding Corporation (Quala) (2) (3) (4) (5) (13)	Environmental Industries	L + 6.75% (1.00% Floor)	8/31/2022	29,925	29,084	30,009	3.93
Reliant Pro Rehab, LLC (2) (3) (5) (12)	Healthcare & Pharmaceuticals	L + 10.00% (1.00% Floor)	12/29/2017	22,331	22,024	22,331	2.92
SolAero Technologies Corp. (2) (3) (4) (5)	Telecommunications	L + 5.25% (1.00% Floor)	12/10/2020	19,677	19,541	18,901	2.47
Superior Health Linens, LLC (2) (3) (4) (5) (13) (15)	Business Services	L + 6.50% (1.00% Floor)	9/30/2021	19,206	18,891	19,068	2.50
T2 Systems, Inc. (2) (3) (4) (5) (13) (15) (16)	Transportation: Consumer	L + 6.75% (1.00% Floor)	9/28/2022	22,950	22,333	23,208	3.04
T2 Systems Canada, Inc. (2) (3) (5) (16)	Transportation: Consumer	L + 6.75% (1.00% Floor)	9/28/2022	4,050	3,952	4,090	0.54

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

As of December 31, 2016

(dollar amounts in thousands)

Investments—non-controlled/ non-affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
First Lien Debt (80.09%) (continued)
Teaching Strategies, LLC (2) (3) (4) (13)	Media: Advertising, Printing & Publishing	L + 5.50% (0.50% Floor)	10/1/2019	$13,369	$13,333	$13,369	1.75%
The Hilb Group, LLC (2) (3) (5) (12) (15)	Banking, Finance, Insurance & Real Estate	L + 6.50% (1.00% Floor)	6/24/2021	29,682	29,113	29,826	3.90
The SI Organization, Inc. (2) (3) (4) (13)	Aerospace & Defense	L + 4.75% (1.00% Floor)	11/23/2019	8,574	8,527	8,676	1.15
The Topps Company, Inc. (2) (3) (4) (13)	Non-durable Consumer Goods	L + 6.00% (1.25% Floor)	10/2/2020	18,707	18,629	18,795	2.46
TruckPro, LLC (2) (3) (4) (13) (16)	Automotive	L + 5.00% (1.00% Floor)	8/6/2018	9,292	9,267	9,262	1.21
Tweddle Group, Inc. (2) (3) (4) (13)	Media: Advertising, Printing & Publishing	L + 6.00% (1.00% Floor)	10/24/2022	16,200	15,885	16,114	2.11
TwentyEighty, Inc. (fka Miller Heiman, Inc.) (2) (3) (5) (10) (13)	Business Services	L + 6.00% (1.00% Floor)	9/30/2019	18,719	18,571	7,628	1.00
U.S. Farathane, LLC (2) (3) (4) (13)	Automotive	L + 4.75% (1.00% Floor)	12/23/2021	1,925	1,895	1,925	0.25
U.S. TelePacific Holdings Corp. (2) (3) (5)	Telecommunications	L + 8.50% (1.00% Floor)	2/24/2021	30,000	29,149	29,853	3.91
Vetcor Professional Practices, LLC (2) (3) (4) (5) (13) (15)	Consumer Services	L + 6.25% (1.00% Floor)	4/20/2021	25,001	24,623	25,164	3.29
Violin Finco S.A.R.L. (Alexander Mann Solutions) (United Kingdom) (2) (3) (4) (8) (13)	Business Services	L + 4.75% (1.00% Floor)	12/20/2019	10,065	10,012	10,058	1.32
Vistage Worldwide, Inc. (2) (3) (4) (13) (16)	Business Services	L + 5.50% (1.00% Floor)	8/19/2021	28,757	28,524	28,688	3.75
Vitera Healthcare Solutions, LLC (2) (3) (4) (13)	Healthcare & Pharmaceuticals	L + 5.00% (1.00% Floor)	11/4/2020	9,104	9,050	9,078	1.19
Winchester Electronics Corporation (2) (3) (4) (5) (13) (15)	Capital Equipment	L + 6.50% (1.00% Floor)	6/30/2022	27,367	26,959	27,460	3.59
Zest Holdings, LLC (2) (3) (4) (13)	Durable Consumer Goods	L + 4.75% (1.00% Floor)	8/16/2020	9,530	9,530	9,584	1.25

First Lien Debt Total					$1,145,326	$1,139,548	149.13%

Second Lien Debt (12.08%)
AF Borrower LLC (Accuvant) (2) (3) (5)	High Tech Industries	L + 9.00% (1.00% Floor)	1/30/2023	$8,000	$7,934	$8,000	1.05%
AIM Group USA Inc. (2) (3) (5) (13)	Aerospace & Defense	L + 9.00% (1.00% Floor)	8/2/2022	23,000	22,701	23,196	3.04
AmeriLife Group, LLC (2) (3) (5)	Banking, Finance, Insurance & Real Estate	L + 8.75% (1.00% Floor)	1/10/2023	20,000	19,656	19,208	2.51
Argon Medical Devices, Inc. (2) (3) (4) (5)	Healthcare & Pharmaceuticals	L + 9.50% (1.00% Floor)	6/23/2022	24,000	23,363	24,233	3.17
Berlin Packaging L.L.C. (2) (3) (5) (13)	Containers, Packaging & Glass	L + 6.75% (1.00% Floor)	10/1/2022	2,927	2,910	2,953	0.39
Charter NEX US Holdings, Inc. (2) (3) (5) (13)	Chemicals, Plastics & Rubber	L + 8.25% (1.00% Floor)	2/5/2023	7,394	7,303	7,468	0.98
Confie Seguros Holding II Co. (2) (3) (5) (16)	Banking, Finance, Insurance & Real Estate	L + 9.00% (1.25% Floor)	5/8/2019	12,000	11,921	11,918	1.56
Drew Marine Group Inc. (2) (3) (4) (5) (13)	Chemicals, Plastics & Rubber	L + 7.00% (1.00% Floor)	5/19/2021	12,500	12,481	12,333	1.61
Genex Holdings, Inc. (2) (3) (5)	Banking, Finance, Insurance & Real Estate	L + 7.75% (1.00% Floor)	5/30/2022	7,990	7,915	7,978	1.04

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

As of December 31, 2016

(dollar amounts in thousands)

Investments—non-controlled/ non-affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
Second Lien Debt (12.08%) (continued)
Institutional Shareholder Services Inc. (2) (3) (5) (13)	Banking, Finance, Insurance & Real Estate	L + 8.50% (1.00% Floor)	4/29/2022	$12,500	$12,408	$12,359	1.62%
Jazz Acquisition, Inc. (Wencor) (2) (3) (5) (13)	Aerospace & Defense	L + 6.75% (1.00% Floor)	6/19/2022	6,700	6,677	5,572	0.73
MRI Software, LLC (2) (3) (5)	Software	L + 8.00% (1.00% Floor)	6/23/2022	11,250	11,110	11,265	1.47
Power Stop, LLC (5) (9)	Automotive	11.00%	5/29/2022	10,000	9,831	9,863	1.29
Prowler Acquisition Corp. (Pipeline Supply and Service, LLC) (2) (3) (5)	Wholesale	L + 8.50% (1.00% Floor)	7/28/2020	3,000	2,960	1,682	0.22
Vitera Healthcare Solutions, LLC (2) (3) (4)	Healthcare & Pharmaceuticals	L + 8.25% (1.00% Floor)	11/4/2021	2,000	1,979	1,945	0.26
Watchfire Enterprises, Inc. (2) (3) (5) (13)	Media: Advertising, Printing & Publishing	L + 8.00% (1.00% Floor)	10/2/2021	7,000	6,932	6,976	0.91
Zywave, Inc. (2) (3) (5)	High Tech Industries	L + 9.00% (1.00% Floor)	11/17/2023	4,950	4,879	4,915	0.64

Second Lien Debt Total					$172,960	$171,864	22.49%

Investments—non-controlled/non-affiliated (1)	Industry	Maturity Date	Par Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
Structured Finance Obligations (0.37%) (5) (8) (11)
1776 CLO I, Ltd., Subordinated Notes	Structured Finance	5/8/2020	$11,750	$6,739	$2,761	0.36%
Clydesdale CLO 2005, Ltd., Subordinated Notes	Structured Finance	12/6/2017	5,750	—	10	0.00
MSIM Peconic Bay, Ltd., Subordinated Notes	Structured Finance	7/20/2019	4,500	63	5	0.00
Nautique Funding Ltd., Income Notes	Structured Finance	4/15/2020	5,000	2,437	2,440	0.32

Structured Finance Obligations Total				$9,239	$5,216	0.68%

Investments—non-controlled/non-affiliated (1)	Industry	Shares/ Units	Cost	Fair Value (7)	Percentage of Net Assets
Equity Investments (0.46%) (5)
CIP Revolution Investments, LLC	Media: Advertising, Printing & Publishing	30,000	$300	$352	0.05%
Derm Growth Partners III, LLC (Dermatology Associates)	Healthcare & Pharmaceuticals	1,000,000	1,000	976	0.13
GS Holdco LLC (Global Software, LLC)	High Tech Industries	1,000,000	1,001	1,126	0.15
Power Stop Intermediate Holdings, LLC	Automotive	7,150	715	1,208	0.16
T2 Systems Parent Corporation	Transportation: Consumer	555,556	556	584	0.07
THG Acquisition, LLC (The Hilb Group, LLC)	Banking, Finance, Insurance & Real Estate	1,500,000	1,499	2,228	0.29

Equity Investments Total			$5,071	$6,474	0.85%

Total investments—non-controlled/non-affiliated			$1,332,596	$1,323,102	173.15%

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

As of December 31, 2016

(dollar amounts in thousands)

Investments—controlled/affiliated	Industry	Interest Rate (2)	Maturity Date	Par Amount/ LLC Interest	Cost	Fair Value (7)	Percentage of Net Assets
Investment Fund (7.00%) (8)
Middle Market Credit Fund, LLC, Mezzanine Loan (2) (5) (9) (14)	Investment Fund	L + 9.50%	6/24/2017	$62,384	$62,384	$62,384	8.16%
Middle Market Credit Fund, LLC, Subordinated Loan and Member’s Interest (5) (14)	Investment Fund	0.001	3/1/2021	35,001	35,001	37,273	4.88

Investment Fund Total					$97,385	$99,657	13.04%

Total investments—controlled/affiliated					$97,385	$99,657	13.04%

Total investments					$1,429,981	$1,422,759	186.19%

(1)	Unless otherwise indicated, issuers of debt and equity investments held by the Company are domiciled in the United States and issuers of structured finance obligations are domiciled in the Cayman Islands. Under the Investment Company Act, the Company would be deemed to “control” a portfolio company if the Company owned more than 25% of its outstanding voting securities and/or held the power to exercise control over the management or policies of the portfolio company. As of December 31, 2016, the Company does not “control” any of these portfolio companies. Under the Investment Company Act, the Company would be deemed an “affiliated person” of a portfolio company if the Company owns 5% or more of the portfolio company’s outstanding voting securities. As of December 31, 2016, the Company is not an “affiliated person” of any of these portfolio companies.
(2)	Variable rate loans to the portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the U.S. Prime Rate), which generally resets quarterly. For each such loan, the Company has provided the interest rate in effect as of December 31, 2016. As of December 31, 2016, all of our LIBOR loans were indexed to the 90-day LIBOR rate at 1.00%, except for those loans as indicated in Note 16 below.
(3)	Loan includes interest rate floor feature.
(4)	Denotes that all or a portion of the assets are owned by the SPV. The SPV has entered into the SPV Credit Facility. The lenders of the SPV Credit Facility have a first lien security interest in substantially all of the assets of the SPV (see Note 6, Borrowings). Accordingly, such assets are not available to creditors of the Company or the 2015-1 Issuer, a wholly owned and consolidated subsidiary of the Company.
(5)	Denotes that all or a portion of the assets are owned by the Company. The Company has entered into the Credit Facility. The lenders of the Credit Facility have a first lien security interest in substantially all of the portfolio investments held by the Company (see Note 6, Borrowings). Accordingly, such assets are not available to creditors of the SPV or the 2015-1 Issuer.
(6)	Amortized cost represents original cost, including origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion/amortization of discounts/premiums, as applicable, on debt investments using the effective interest method. Equity tranche CLO fund investments, which are referred to as “structured finance obligations”, are recorded at amortized cost using the effective interest method.
(7)	Fair value is determined in good faith by or under the direction of the Board of Directors of the Company (see Note 2, Significant Accounting Policies, and Note 3, Fair Value Measurements), pursuant to the Company’s valuation policy.
(8)	The Company has determined the indicated investments are non-qualifying assets under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.
(9)	Represents a corporate mezzanine loan, which is subordinated to senior secured term loans of the portfolio company/investment fund.
(10)	Loan was on non-accrual status as of December 31, 2016.
(11)	As of December 31, 2016, the Company has a greater than 25% but less than 50% equity or subordinated notes ownership interest in certain structured finance obligations. These investments have governing documents that preclude the Company from controlling management of the entity and therefore the Company has determined that the issuer of the investment is not a controlled affiliate or a non-controlled affiliate because the investments are not “voting securities”.
(12)	In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company is entitled to receive additional interest as a result of an agreement among lenders as follows: Dimensional Dental Management, LLC (4.54%), EIP Merger Sub, LLC (Evolve IP) (3.84%), International Medical Group, Inc. (4.64%), Product Quest Manufacturing, LLC (3.54%), PSI Services LLC (4.40%), Reliant Pro Rehab, LLC (nil) and The Hilb Group, LLC (3.96%). Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/last out loan, which has a secondary priority behind the first lien/first out loan with respect to principal, interest and other payments.

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

As of December 31, 2016

(dollar amounts in thousands)

(13)	Denotes that all or a portion of the assets are owned by the 2015-1 Issuer and secure the notes issued in connection with a $400 million term debt securitization completed by the Company on June 26, 2015 (see Note 7, 2015-1 Notes). Accordingly, such assets are not available to the creditors of the SPV or the Company.
(14)	Under the Investment Company Act, the Company is deemed to be an “affiliated person” of and “control” this investment fund because the Company owns more than 25% of the investment fund’s outstanding voting securities and/or has the power to exercise control over management or policies of such investment fund. See Note 5, Middle Market Credit Fund, LLC, for more details.
(15)	As of December 31, 2016, the Company had the following unfunded commitments to fund delayed draw and revolving senior secured loans:

Investments—non-controlled/non-affiliated	Type	Unused Fee	Par/ Principal Amount	Fair Value
First Lien Debt—unfunded delayed draw and revolving term loans commitments
Advanced Instruments, LLC	Revolver	0.50%	$2,500	$(25)
Captive Resources Midco, LLC	Revolver	0.50%	1,875	(2)
Captive Resources Midco, LLC	Delayed Draw	1.25%	3,125	(4)
CIP Revolution Holdings, LLC	Revolver	0.50%	1,331	6
CIP Revolution Holdings, LLC	Delayed Draw	0.75%	1,331	6
Derm Growth Partners III, LLC (Dermatology Associates)	Revolver	0.50%	1,672	1
Derm Growth Partners III, LLC (Dermatology Associates)	Delayed Draw	1.00%	5,247	4
Dimensional Dental Management, LLC	Delayed Draw	1.00%	2,507	(23)
Dimora Brands, Inc. (fka TK USA Enterprises, Inc.)	Revolver	0.50%	4,750	(30)
Direct Travel, Inc.	Delayed Draw	1.00%	9,658	(56)
Green Plains II LLC	Revolver	0.50%	1,352	14
National Technical Systems, Inc.	Revolver	0.50%	2,031	(102)
National Technical Systems, Inc.	Delayed Draw	1.00%	4,469	(165)
OnCourse Learning Corporation	Revolver	0.50%	859	2
PT Intermediate Holdings III, LLC (Parts Town)	Revolver	0.50%	2,025	15
Superior Health Linens, LLC	Revolver	0.50%	2,735	(17)
T2 Systems, Inc.	Revolver	0.50%	2,933	29
The Hilb Group, LLC	Delayed Draw	1.00%	3,810	16
Vetcor Professional Practices, LLC	Delayed Draw	1.00%	3,057	18
Winchester Electronics Corporation	Delayed Draw	1.00%	2,500	8

Total unfunded commitments			$59,767	$(305)

(16)	As of December 31, 2016, this LIBOR loan was indexed to the 30-day LIBOR rate at 0.77%.

As of December 31, 2016, investments at fair value consisted of the following:

Type—% of Fair Value	Amortized Cost	Fair Value	% of Fair Value
First Lien Debt	$1,145,326	$1,139,548	80.09%
Second Lien Debt	172,960	171,864	12.08
Structured Finance Obligations	9,239	5,216	0.37
Equity Investments	5,071	6,474	0.46
Investment Fund	97,385	99,657	7.00

Total	$1,429,981	$1,422,759	100.00%

Type—% of Fair Value of First and Second Lien Debt	Amortized Cost	Fair Value	% of Fair Value
Floating Rate	$1,308,455	$1,301,549	99.25%
Fixed Rate	9,831	9,863	0.75

Total	$1,318,286	$1,311,412	100.00%

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

As of December 31, 2016

(dollar amounts in thousands)

The industry composition of investments at fair value as of December 31, 2016 was as follows:

Industry	Amortized Cost	Fair Value	% of Fair Value
Aerospace & Defense	$62,759	$61,371	4.31%
Automotive	37,780	38,414	2.70
Banking, Finance, Insurance & Real Estate	148,577	150,700	10.59
Beverage, Food & Tobacco	15,059	15,379	1.08
Business Services	149,205	141,784	9.97
Capital Equipment	36,811	37,316	2.62
Chemicals, Plastics & Rubber	19,784	19,801	1.39
Construction & Building	23,403	23,691	1.67
Consumer Services	78,693	79,941	5.62
Containers, Packaging & Glass	49,442	47,706	3.35
Durable Consumer Goods	19,930	19,932	1.04
Energy: Electricity	36,783	36,758	2.59
Energy: Oil & Gas	11,132	10,911	0.77
Environmental Industries	40,763	41,299	2.90
Forest Products & Paper	23,752	23,924	1.68
Healthcare & Pharmaceuticals	159,072	161,544	11.36
High Tech Industries	45,617	46,317	3.26
Hotel, Gaming & Leisure	30,450	30,014	2.11
Investment Fund	97,385	99,657	7.00
Media: Advertising, Printing & Publishing	70,988	71,999	5.06
Metals & Mining	10,232	10,259	0.72
Non-durable Consumer Goods	32,759	29,348	2.06
Retail	8,625	8,320	0.58
ware	11,110	11,265	0.79
Structured Finance	9,239	5,216	0.37
Telecommunications	108,553	110,359	7.76
Transportation: Cargo	34,323	34,306	2.41
Transportation: Consumer	26,841	27,882	1.96
Wholesale	30,914	27,346	1.92

Total	$1,429,981	$1,422,759	100.00%

The geographical composition of investments at fair value as of December 31, 2016 was as follows:

Geography	Amortized Cost	Fair Value	% of Fair Value
Cayman Islands	$9,239	$5,216	0.37%
United Kingdom	21,144	20,969	1.47
United States	1,399,598	1,396,574	98.16

Total	$1,429,981	$1,422,759	100.00%

The accompanying notes are an integral part of these consolidated financial statements.

TCG BDC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

As of March 31, 2017

(dollar amounts in thousands, except per share data)

1. ORGANIZATION

TCG BDC, Inc. (together with its consolidated subsidiaries, “we,” “us,” “our,” “TCG BDC” or the “Company”) is a Maryland corporation formed on February 8, 2012, and structured as an externally managed, non-diversified closed-end investment company. The Company is managed by its investment adviser, Carlyle GMS Investment Management L.L.C. (“CGMSIM” or “Investment Adviser”), a wholly owned subsidiary of The Carlyle Group L.P. The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “Investment Company Act”). In addition, the Company has elected to be treated, and intends to continue to comply with the requirements to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the “Code”).

The Company’s investment objective is to generate current income and capital appreciation primarily through debt investments in U.S. middle market companies, which the Company defines as companies with approximately $10 million to $100 million of earnings before interest, taxes, depreciation and amortization (“EBITDA”), which the Company believes is a useful proxy for cash flow. The Company seeks to achieve its investment objective primarily through direct originations of secured debt, including first lien senior secured loans (which may include stand-alone first lien loans, first lien/last out loans and “unitranche” loans) and second lien senior secured loans (collectively, “Middle Market Senior Loans”), with the balance of our assets invested in higher yielding investments (which may include unsecured debt, mezzanine debt and investments in equities). The Middle Market Senior Loans are generally made to private U.S. middle market companies that are, in many cases, controlled by private equity firms. Depending on market conditions, the Company expects that between 70% and 80% of the value of its assets will be invested in Middle Market Senior Loans. The Company expects that the composition of its portfolio will change over time given the Investment Adviser’s view on, among other things, the economic and credit environment (including with respect to interest rates) in which the Company is operating.

On May 2, 2013, the Company completed its initial closing of capital commitments (the “Initial Closing”) and subsequently commenced substantial investment operations. If the Company has not consummated an initial public offering of its common stock that results in an unaffiliated public float of at least 15% of the aggregate capital commitments received prior to the date of such initial public offering (a “Qualified IPO”) by May 2, 2018, then the Board of Directors of the Company (subject to any necessary stockholder approvals and applicable requirements of the Investment Company Act) will use its best efforts to wind down and/or liquidate and dissolve.

The Company is an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012. The Company will remain an emerging growth company for up to five years following an initial public offering, although if the market value of the common stock that is held by non-affiliates exceeds $700 million as of any June 30 before that time, the Company would cease to be an emerging growth company as of the following December 31.

The Company is externally managed by the Investment Adviser, an investment adviser registered under the Investment Advisers Act of 1940, as amended. Carlyle GMS Finance Administration L.L.C. (the “Administrator”) provides the administrative services necessary for the Company to operate. Both the Investment Adviser and the Administrator are wholly owned subsidiaries of Carlyle Investment Management L.L.C., a subsidiary of The Carlyle Group L.P. “Carlyle” refers to The Carlyle Group L.P. and its affiliates and its consolidated subsidiaries (other than portfolio companies of its affiliated funds), a global alternative asset manager publicly traded on NASDAQ Global Select Market under the symbol “CG”. Refer to the sec.gov website for further information on Carlyle.

Effective March 15, 2017, the Company changed its name from “Carlyle GMS Finance, Inc.” to “TCG BDC, Inc.”

TCG BDC SPV LLC (the “SPV”) is a Delaware limited liability company that was formed on January 3, 2013. The SPV invests in first and second lien senior secured loans. The SPV is a wholly owned subsidiary of the Company and is consolidated in these consolidated financial statements commencing from the date of its formation, January 3, 2013. Effective March 15, 2017, the SPV changed its name from “Carlyle GMS Finance SPV LLC” to “TCG BDC SPV LLC”.

On June 26, 2015, the Company completed a $400 million term debt securitization (the “2015-1 Debt Securitization”). The notes offered in the 2015-1 Debt Securitization (the “2015-1 Notes”) were issued by Carlyle GMS Finance MM CLO 2015-1 LLC (the “2015-1 Issuer”), a wholly owned and consolidated subsidiary of the Company, and are secured by a diversified portfolio of the 2015-1 Issuer consisting primarily of first and second lien senior secured loans. Refer to Note 7 for details. The 2015-1 Issuer is consolidated in these consolidated financial statements commencing from the date of its formation, May 8, 2015.

On February 29, 2016, the Company and Credit Partners USA LLC (“Credit Partners”) entered into an amended and restated limited liability company agreement, which was subsequently amended on June 24, 2016 (as amended, the “Limited Liability Company Agreement”) to co-manage Middle Market Credit Fund, LLC (“Credit Fund”). Credit Fund primarily invests in first lien loans of middle market companies. Credit Fund is managed by a six-member board of managers, on which the Company and Credit Partners each have equal representation. The Company and Credit Partners each have 50% economic ownership of Credit Fund and have commitments to fund, from time to time, capital of up to $400,000 each. Refer to Note 5, Middle Market Credit Fund, LLC, for details.

As a BDC, the Company is required to comply with certain regulatory requirements. As part of these requirements, the Company must not acquire any assets other than “qualifying assets” specified in the Investment Company Act unless, at the time the acquisition is made, at least 70% of its total assets are qualifying assets (with certain limited exceptions).

To qualify as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to its stockholders generally at least 90% of its investment company taxable income, as defined by the Code, for each year. Pursuant to this election, the Company generally does not have to pay corporate level taxes on any income that it distributes to stockholders, provided that the Company satisfies those requirements.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“US GAAP”). The Company is an investment company for the purposes of accounting and financial reporting in accordance with Accounting Standards Update (“ASU”) 2013-08, Financial Services—Investment Companies (“ASU 2013-08”): Amendments to the Scope, Measurement and Disclosure Requirements. The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, the SPV and the 2015-1 Issuer. All significant intercompany balances and transactions have been eliminated. US GAAP for an investment company requires investments to be recorded at fair value. The carrying value for all other assets and liabilities approximates their fair value.

The interim financial statements have been prepared in accordance with US GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 and 10 of Regulation S-X.

Accordingly, certain disclosures accompanying the annual consolidated financial statements prepared in accordance with US GAAP are omitted. In the opinion of management, all adjustments considered necessary for the fair presentation of consolidated financial statements for the interim period presented have been included. These adjustments are of a normal, recurring nature. This Form 10-Q should be read in conjunction with the Company’s annual report on Form 10-K for the year ended December 31, 2016. The results of operations for the three month period ended March 31, 2017 are not necessarily indicative of the operating results to be expected for the full year.

Use of Estimates

The preparation of consolidated financial statements in conformity with US GAAP requires management to make assumptions and estimates that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management’s estimates are based on historical experiences and other factors, including expectations of future events that management believes to be reasonable under the circumstances. It also requires management to exercise judgment in the process of applying the Company’s accounting policies. Assumptions and estimates regarding the valuation of investments and their resulting impact on base management and incentive fees involve a higher degree of judgment and complexity and these assumptions and estimates may be significant to the consolidated financial statements. Actual results could differ from these estimates and such differences could be material.

Investments

Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized appreciation or depreciation previously recognized, and includes investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation on investments as presented in the accompanying Consolidated Statements of Operations reflects the net change in the fair value of investments, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. See Note 3 for further information about fair value measurements.

Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposits and highly liquid investments (e.g., money market funds, U.S. treasury notes) with original maturities of three months or less. Cash equivalents are carried at amortized cost, which approximates fair value. The Company’s cash and cash equivalents are held with two large financial institutions and cash held in such financial institutions may, at times, exceed the Federal Deposit Insurance Corporation insured limit.

Revenue Recognition

Interest from Investments and Realized Gain/Loss on Investments

Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of debt investments represents the original cost, including origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion of discounts and amortization of premiums, if any. At time of exit, the realized gain or loss on an investment is the difference between the amortized cost at time of exit and the cash received at exit using the specific identification method.

The Company may have loans in its portfolio that contain payment-in-kind (“PIK”) provisions. PIK represents interest that is accrued and recorded as interest income at the contractual rates, increases the loan principal on the respective capitalization dates, and is generally due at maturity. As of March 31, 2017, the fair value of the loan in the portfolio with PIK provisions was $8,861, which represents approximately 0.6% of total investments at fair value. For the three month period ended March 31, 2017, there was no PIK interest accrued. As of December 31, 2016, no loans in the portfolio contained PIK provisions.

Interest income from investments in the “equity” class of collateralized loan obligation (“CLO”) funds, which are included in “structured finance obligations”, is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with Accounting Standards Codification (“ASC”) 325-40, Beneficial Interests in Securitized Financials Assets. The Company monitors the expected cash inflows from its CLO equity investments, including the expected residual payments and the effective yield is determined and updated at least quarterly. In estimating these cash flows, there are a number of assumptions that are subject to uncertainties, including the amount and timing of principal payments which are impacted by prepayments, repurchases, defaults, delinquencies and liquidations of or within the CLO funds. These uncertainties are difficult to predict and are subject to future events that could have impacted the Company’s estimates if the information was known at the time. As a result, actual results may differ significantly from these estimates.

Dividend Income

Dividend income from the investment fund is recorded on the record date for the investment fund to the extent that such amounts are payable by the investment fund and are expected to be collected.

Other Income

Other income may include income such as consent, waiver, amendment, syndication and prepayment fees associated with the Company’s investment activities as well as any fees for managerial assistance services rendered by the Company to the portfolio companies. Such fees are recognized as income when earned or the services are rendered. The Company may receive fees for guaranteeing the outstanding debt of a portfolio company. Such fees are amortized into other income over the life of the guarantee. The unamortized amount, if any, is included in other assets in the accompanying Consolidated Statements of Assets and Liabilities. For the three month periods ended March 31, 2017 and 2016, the Company earned $2,536 and $999, respectively, in other income, primarily from syndication and prepayment fees.

Non-Accrual Income

Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are paid current and, in management’s judgment, are likely to remain current. Management may not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection. As of March 31, 2017, the fair value of the loan in the portfolio on non-accrual status was $8,858, which represents approximately 0.6% of total investments at fair value. The remaining first and second lien debt investments were performing and current on their interest payments as of March 31, 2017. All first and second lien debt investments were performing and current on their interest payments as of March 31, 2016.

SPV Credit Facility, Credit Facility and 2015-1 Notes Related Costs, Expenses and Deferred Financing Costs (See Note 6, Borrowings, and Note 7, 2015-1 Notes)

Interest expense and unused commitment fees on the SPV Credit Facility and Credit Facility are recorded on an accrual basis. Unused commitment fees are included in credit facility fees in the accompanying Consolidated Statements of Operations.

The SPV Credit Facility and Credit Facility are recorded at carrying value, which approximates fair value.

Deferred financing costs include capitalized expenses related to the closing or amendments of the SPV Credit Facility and Credit Facility. Amortization of deferred financing costs for each credit facility is computed on the straight-line basis over the respective term of each credit facility, except for a portion that was accelerated in connection with the amendment of the SPV Credit Facility as described in Note 6. The unamortized balance of such costs is included in deferred financing costs in the accompanying Consolidated Statements of Assets and Liabilities. The amortization of such costs is included in credit facility fees in the accompanying Consolidated Statements of Operations.

Debt issuance costs include capitalized expenses including structuring and arrangement fees related to the offering of the 2015-1 Notes. Amortization of debt issuance costs for the 2015-1 Notes is computed on the effective yield method over the term of the 2015-1 Notes. The unamortized balance of such costs is presented as a direct deduction to the carrying amount of the 2015-1 Notes in the accompanying Consolidated Statements of Assets and Liabilities. The amortization of such costs is included in interest expense in the accompanying Consolidated Statements of Operations.

The 2015-1 Notes are recorded at carrying value, which approximates fair value.

Organization and Offering Costs

The Company agreed to reimburse the Investment Adviser for initial organization and offering costs incurred on behalf of the Company up to $1,500. As of March 31, 2017 and December 31, 2016, $1,500 of organization and offering costs had been incurred by the Company and $57 of excess organization and offering costs had been incurred by the Investment Adviser since inception. The $1,500 of incurred organization and offering costs are allocated to all stockholders based on their respective capital commitment and are re-allocated amongst all stockholders at the time of each capital drawdown subsequent to the Initial Closing. The Company’s organization costs incurred are expensed and the offering costs are charged against equity when incurred.

Income Taxes

For federal income tax purposes, the Company has elected to be treated as a RIC under the Code, and intends to make the required distributions to its stockholders as specified therein. In order to qualify as a RIC, the Company must meet certain minimum distribution, source-of-income and asset diversification requirements. If such requirements are met, then the Company is generally required to pay income taxes only on the portion of its taxable income and gains it does not distribute.

The minimum distribution requirements applicable to RICs require the Company to distribute to its stockholders at least 90% of its investment company taxable income (“ICTI”), as defined by the Code, each year. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.

In addition, based on the excise distribution requirements, the Company is subject to a 4% nondeductible federal excise tax on undistributed income unless the Company distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year. For this purpose, however, any ordinary income or capital gain net income retained by the Company that is subject to corporate income tax is considered to have been distributed. The Company intends to make sufficient distributions each taxable year to satisfy the excise distribution requirements.

The Company evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely than not” to be sustained by the applicable tax authority. All penalties and interest associated with income taxes, if any, are included in income tax expense. The SPV and the 2015-1 Issuer are disregarded entities for tax purposes and are consolidated with the tax return of the Company.

Capital Calls and Dividends and Distributions to Common Stockholders

The Company records the shares issued in connection with capital calls as of the effective date of the capital call. To the extent that the Company has taxable income available, the Company intends to make quarterly distributions to its common stockholders. Dividends and distributions to common stockholders are recorded on the record date. The amount to be distributed is determined by the Board of Directors each quarter and is generally based upon the taxable earnings estimated by management and available cash. Net realized capital gains, if any, are generally distributed at least annually, although the Company may decide to retain such capital gains for investment.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of any distributions on behalf of its stockholders, for those who have elected to participate in the plan. As a result of adopting such a plan, if the Board of Directors authorizes, and The Company declares, a cash dividend or distribution, the stockholders who have elected to participate in the dividend reinvestment plan would have their cash dividends or distributions automatically reinvested in additional shares of the Company’s common stock, rather than receiving cash. Prior to a Qualified IPO, the Company intends to use primarily newly issued shares of its common stock to implement the plan issued at the net asset value per share most recently determined by the Board of Directors. After a Qualified IPO, the Company intends to use primarily newly issued shares to implement the plan so long as the market value per share is equal to or greater than the net asset value per share as of the close of business on the relevant payment date for such dividend or distribution. If the market value per share is less than the net asset value per share as of the close of business on the relevant payment date, the plan administrator would purchase the common stock on behalf of participants in the open market, unless the Company instructs the plan administrator otherwise.

Functional Currency

The functional currency of the Company is the U.S. Dollar and all transactions were in U.S. Dollars.

3. FAIR VALUE MEASUREMENTS

The Company applies fair value accounting in accordance with the terms of Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurement (“ASC 820”). ASC 820 defines fair value as the amount that would be exchanged to sell an asset or transfer a liability in an orderly transfer between market participants at the measurement date. The Company values securities/instruments traded in active markets on the measurement date by multiplying the closing price of such traded securities/instruments by the quantity of shares or amount of the instrument held. The Company may also obtain quotes with respect to certain of its investments, such as its securities/instruments traded in active markets and its liquid securities/instruments that are not traded in active markets, from pricing services, brokers, or counterparties (i.e., “consensus pricing”). When doing so, the Company determines whether the quote obtained is sufficient according to US GAAP to determine the fair value of the security. The Company may use the quote obtained or alternative pricing sources may be utilized including valuation techniques typically utilized for illiquid securities/instruments.

Securities/instruments that are illiquid or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Adviser or the Company’s Board of Directors, does not represent fair value shall each be valued as of the measurement date using all techniques appropriate under the circumstances and for which sufficient data is available. These valuation techniques may vary by investment and include comparable public market valuations, comparable precedent transaction valuations and/or discounted cash flow analyses. The process generally used to determine the applicable value is as follows: (i) the value of each portfolio company or investment is initially reviewed by the investment professionals responsible for such portfolio company or investment and, for non-traded investments, a standardized template designed to approximate fair market value based on observable market inputs, updated credit statistics and unobservable inputs is used to determine a preliminary value, which is also reviewed alongside consensus pricing, where available; (ii) preliminary valuation conclusions are documented and reviewed by a valuation committee comprised of members of senior management; (iii) the Board of Directors engages a third-party valuation firm to provide positive assurance on portions of the Middle Market Senior Loans and equity investments portfolio each quarter (such that each non-traded investment other than Credit Fund is reviewed by a third-party valuation firm at least once on a rolling twelve month basis) including a review of management’s preliminary valuation and conclusion on fair value; (iv) the Audit Committee of the Board of Directors (the “Audit Committee”) reviews the assessments of the Investment Adviser and the third-party valuation firm and provides the Board of Directors with any recommendations with respect to changes to the fair value of each investment in the portfolio; and (v) the Board of Directors discusses the valuation recommendations of the Audit Committee and determines the fair value of each investment in the portfolio in good faith based on the input of the Investment Adviser and, where applicable, the third-party valuation firm.

All factors that might materially impact the value of an investment are considered, including, but not limited to the assessment of the following factors, as relevant:

•	the nature and realizable value of any collateral;

•	call features, put features and other relevant terms of debt;

•	the portfolio company’s leverage and ability to make payments;

•	the portfolio company’s public or private credit rating;

•	the portfolio company’s actual and expected earnings and discounted cash flow;

•	prevailing interest rates and spreads for similar securities and expected volatility in future interest rates;

•	the markets in which the portfolio company does business and recent economic and/or market events; and

•	comparisons to comparable transactions and publicly traded securities.

Investment performance data utilized are the most recently available financial statements and compliance certificate received from the portfolio companies as of the measurement date which in many cases may reflect a lag in information.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Because of the inherent uncertainty of valuation, these estimated values may differ significantly from the values that would have been reported had a ready market for the investments existed, and it is reasonably possible that the difference could be material.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the realized gains or losses on investments to be different from the net change in unrealized appreciation or depreciation currently reflected in the consolidated financial statements as of March 31, 2017 and December 31, 2016.

US GAAP establishes a hierarchical disclosure framework which ranks the level of observability of market price inputs used in measuring investments at fair value. The observability of inputs is impacted by a number of factors, including the type of investment and the characteristics specific to the investment and state of the marketplace, including the existence and transparency of transactions between market participants. Investments with readily available quoted prices or for which fair value can be measured from quoted prices in active markets generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.

Investments measured and reported at fair value are classified and disclosed based on the observability of inputs used in determination of fair values, as follows:

•	Level 1—inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. The types of financial instruments in Level 1 generally include unrestricted securities, including equities and derivatives, listed in active markets. The Company does not adjust the quoted price for these investments, even in situations where the Company holds a large position and a sale could reasonably impact the quoted price.

•	Level 2—inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. The type of financial instruments in this category generally includes less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.

•	Level 3—inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are in this category generally include investments in privately-held entities, CLOs, and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Investment Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur. For the three month periods ended March 31, 2017 and 2016, there were no transfers between levels.

The following tables summarize the Company’s investments measured at fair value on a recurring basis by the above fair value hierarchy levels as of March 31, 2017 and December 31, 2016:

	March 31, 2017
	Level 1	Level 2	Level 3	Total
Assets
First Lien Debt	$—	$—	$1,085,554	$1,085,554
Second Lien Debt	—	—	161,643	161,643
Structured Finance Obligations	—	—	2,776	2,776
Equity Investments	—	—	8,451	8,451
Investment Fund
Mezzanine Loan	—	—	86,044	86,044

Subtotal	$—	$—	$1,344,468	$1,344,468

Investments measured at net asset value (1)				$48,077

Total				$1,392,545

	December 31, 2016
	Level 1	Level 2	Level 3	Total
Assets
First Lien Debt	$—	$—	$1,139,548	$1,139,548
Second Lien Debt	—	—	171,864	171,864
Structured Finance Obligations	—	—	5,216	5,216
Equity Investments	—	—	6,474	6,474
Investment Fund
Mezzanine Loan	—	—	62,384	62,384

Subtotal	$—	$—	$1,385,486	$1,385,486

Investments measured at net asset value (1)				$37,273

Total				$1,422,759

(1)	Amount represents the Company’s subordinated loan and member’s interest investments in Credit Fund. The fair value of these investments has been estimated using the net asset value of the Company’s ownership interests in Credit Fund.

The changes in the Company’s investments at fair value for which the Company has used Level 3 inputs to determine fair value and net change in unrealized appreciation (depreciation) included in earnings for Level 3 investments still held are as follows:

	Financial Assets For the three month period ended March 31, 2017
	First Lien Debt	Second Lien Debt	Structured Finance Obligations	Equity Investments	Investment Fund - Mezzanine Loan	Total
Balance, beginning of period	$1,139,548	$171,864	$5,216	$6,474	$62,384	$1,385,486
Purchases	92,793	1,782	—	1,500	45,660	141,735
Sales	(24,723)	(2,978)	—	—	—	(27,701)
Paydowns	(120,872)	(10,000)	(2,518)	—	(22,000)	(155,390)
Accretion of discount	3,425	151	—	—	—	3,576
Net realized gains (losses)	(7,552)	(3)	(139)	—	—	(7,694)
Net change in unrealized appreciation (depreciation)	2,935	827	217	477	—	4,456

Balance, end of period	$1,085,554	$161,643	$2,776	$8,451	$86,044	$1,344,468

Net change in unrealized appreciation (depreciation) included in earnings related to investments still held as of March 31, 2017 included in net change in unrealized appreciation (depreciation) on investments non-controlled/non-affiliated on the Consolidated Statements of Operations	$(3,472)	$859	$220	$477	$—	$(1,916)

	Financial Assets For the three month period ended March 31, 2016
	First Lien Debt	Second Lien Debt	Structured Finance Obligations	Equity Investments	Total
Balance, beginning of period	$785,459	$210,396	$44,812	$2,424	$1,043,091
Purchases	98,802	33,488	—	—	132,290
Sales	(2,193)	(10,835)	(9,805)	—	(22,833)
Paydowns	(3,326)	—	—	—	(3,326)
Accretion of discount	532	97	(31)	—	598
Net realized gains (losses)	4	—	(3,581)	—	(3,577)
Net change in unrealized appreciation (depreciation)	(5,608)	(5,256)	(1,040)	371	(11,533)

Balance, end of period	$873,670	$227,890	$30,355	$2,795	$1,134,710

Net change in unrealized appreciation (depreciation) included in earnings related to investments still held as of March 31, 2016 included in net change in unrealized appreciation (depreciation) on investments non-controlled/non-affiliated on the Consolidated Statements of Operations	$(5,602)	$(5,256)	$(4,298)	$371	$(14,785)

The Company generally uses the following framework when determining the fair value of investments that are categorized as Level 3:

Investments in debt securities are initially evaluated to determine whether the enterprise value of the portfolio company is greater than the applicable debt. The enterprise value of the portfolio company is estimated using a market approach and an income approach. The market approach utilizes market value (EBITDA) multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The Company carefully considers numerous factors when selecting the appropriate companies whose multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, relevant risk factors, as well as size, profitability and growth expectations. The income approach typically uses a discounted cash flow analysis of the portfolio company.

Investments in debt securities that do not have sufficient coverage through the enterprise value analysis are valued based on an expected probability of default and discount recovery analysis.

Investments in debt securities with sufficient coverage through the enterprise value analysis are generally valued using a discounted cash flow analysis of the underlying security. Projected cash flows in the discounted cash flow typically represent the relevant security’s contractual interest, fees and principal payments plus the assumption of full principal recovery at the security’s expected maturity date. The discount rate to be used is determined using an average of two market-based methodologies. Investments in debt securities may also be valued using consensus pricing.

Investments in structured finance obligations are generally valued using a discounted cash flow and/or consensus pricing.

Investments in equities are generally valued using a market approach and/or an income approach. The market approach utilizes EBITDA multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The income approach typically uses a discounted cash flow analysis of the portfolio company.

Investments in the subordinated loan and member’s interest of the investment fund are valued using the net asset value of the Company’s ownership interest in the investment fund and investments in the mezzanine loan of the investment fund are valued using discounted cash flow analysis with expected repayment rate of principal and interest.

The following tables summarize the quantitative information related to the significant unobservable inputs for Level 3 instruments which are carried at fair value as of March 31, 2017 and December 31, 2016:

	Fair Value as of March 31, 2017	Valuation Techniques	Significant Unobservable Inputs	Range
				Low		High		Weighted Average
Investments in First Lien Debt	$1,010,923	Discounted Cash Flow	Discount Rate	4.13%		16.25%		8.01%
	72,386	Consensus Pricing	Indicative Quotes	65.13		101.00		94.09
	2,245	Income Approach	Discount Rate	19.53%		19.53%		19.53%
		Market Approach	Comparable Multiple	4.06	x	4.51	x	4.28	x

Total First Lien Debt	1,085,554

Investments in Second Lien Debt	156,836	Discounted Cash Flow	Discount Rate	7.93%		11.01%		9.65%
	2,949	Consensus Pricing	Indicative Quotes	100.75		100.75		100.75
	1,858	Income Approach	Discount Rate	10.68%		10.68%		10.68%
		Market Approach	Comparable Multiple	8.87	x	9.60x		9.24x

Total Second Lien Debt	161,643

Investments in Structured Finance Obligations	2,776	Discounted Cash Flow	Discount Rate	22.00%		22.00%		22.00%
			Default Rate	0.78		0.78		0.78
			Prepayment Rate	35.00		35.00		35.00
			Recovery Rate	65.00		65.00		65.00

Total Structured Finance Obligations	2,776

Investments in Equity	8,451	Income Approach	Discount Rate	8.37%		10.30%		9.13%
		Market Approach	Comparable Multiple	7.55	x	14.52	x	10.92	x

Total Equity Investments	8,451

Investments in Investment Fund—Mezzanine Loan	86,044	Income Approach	Repayment Rate	100.00%		100.00%		100.00%

Total Investment Fund—Mezzanine Loan	86,044

Total Level 3 Investments	$1,344,468

	Fair Value as of December 31, 2016	Valuation Techniques	Significant Unobservable Inputs	Range
				Low		High		Weighted Average
Investments in First Lien Debt	$986,695	Discounted Cash Flow	Discount Rate	4.50%		16.33%		7.94%
	152,853	Consensus Pricing	Indicative Quotes	40.75		106.36		97.29

Total First Lien Debt	1,139,548

Investments in Second Lien Debt	153,657	Discounted Cash Flow	Discount Rate	7.93%		11.05%		9.75%
	16,525	Consensus Pricing	Indicative Quotes	83.17		100.88		94.48
	1,682	Income Approach	Discount Rate	15.32%		15.32%		15.32%
		Market Approach	Comparable Multiple	8.01	x	8.68	x	8.34	x

Total Second Lien Debt	171,864

Investments in Structured Finance Obligations	2,761	Discounted Cash Flow	Discount Rate	22.00%		22.00%		22.00%
			Default Rate	1.13		1.13		1.13
			Prepayment Rate	35.00		35.00		35.00
			Recovery Rate	65.00		65.00		65.00
	2,455	Consensus Pricing	Indicative Quotes	0.10		48.79		48.50

Total Structured Finance Obligations	5,216

Investments in Equity	6,474	Income Approach	Discount Rate	8.68%		10.40%		9.41%
		Market Approach	Comparable Multiple	7.22	x	13.71	x	11.00	x

Total Equity Investments	6,474

Investments in Investment Fund—Mezzanine Loan	62,384	Income Approach	Repayment Rate	100.00%		100.00%		100.00%
Total Investment Fund—Mezzanine Loan	62,384

Total Level 3 Investments	$1,385,486

The significant unobservable inputs used in the fair value measurement of the Company’s investments in first and second lien debt securities are discount rates, indicative quotes and comparable EBITDA multiples. Significant increases in discount rates would result in a significantly lower fair value measurement. Significant decreases in indicative quotes or comparable EBITDA multiples in isolation may result in a significantly lower fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Company’s investments in structured finance obligations are discount rates, default rates, prepayment rates, recovery rates and indicative quotes. Significant increases in discount rates, default rates or prepayment rates in isolation would result in a significantly lower fair value measurement, while a significant increase in recovery rates in isolation would result in a significantly higher fair value. Significant decreases in indicative quotes in isolation may result in a significantly lower fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Company’s investments in equities are discount rates and comparable EBITDA multiples. Significant increases in discount rates would result in a significantly lower fair value measurement. Significant decreases in comparable EBITDA multiples would result in a significantly lower fair value measurement.

Financial instruments disclosed but not carried at fair value

The following table presents the carrying value and fair value of the Company’s secured borrowings disclosed but not carried at fair value as of March 31, 2017 and December 31, 2016:

	March 31, 2017		December 31, 2016
	Carrying Value	Fair Value	Carrying Value	Fair Value
Secured borrowings	$390,608	$390,608	$421,885	$421,885

Total	$390,608	$390,608	$421,885	$421,885

The carrying values of the secured borrowings approximate their respective fair values and are categorized as Level 3 within the hierarchy. Secured borrowings are valued generally using discounted cash flow analysis. The significant unobservable inputs used in the fair value measurement of the Company’s secured borrowings are discount rates. Significant increases in discount rates would result in a significantly lower fair value measurement.

The following table represents the carrying values (before debt issuance costs) and fair values of the Company’s 2015-1 Notes disclosed but not carried at fair value as of March 31, 2017 and December 31, 2016:

	March 31, 2017		December 31, 2016
	Carrying Value	Fair Value	Carrying Value	Fair Value
Aaa/AAA Class A-1A Notes	$160,000	$160,110	$160,000	$160,072
Aaa/AAA Class A-1B Notes	40,000	40,001	40,000	39,960
Aaa/AAA Class A-1C Notes	27,000	27,030	27,000	26,951
Aa2 Class A-2 Notes	46,000	46,027	46,000	45,784

Total	$273,000	$273,168	$273,000	$272,767

The fair value determination of the Company’s 2015-1 Notes was based on the market quotation(s) received from broker/dealer(s). These fair value measurements were based on significant inputs not observable and thus represent Level 3 measurements as defined in the accounting guidance for fair value measurement.

The carrying value of other financial assets and liabilities approximates their fair value based on the short term nature of these items.

4. RELATED PARTY TRANSACTIONS

Investment Advisory Agreement

On April 3, 2013, the Company’s Board of Directors, including a majority of the directors who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Directors”), approved an investment advisory agreement (the “Investment Advisory Agreement”) between the Company and the Investment Adviser in accordance with, and on the basis of an evaluation satisfactory to such directors as required by, Section 15(c) of the Investment Company Act. The initial term of the Investment Advisory Agreement is two years from April 3, 2013 and, unless terminated earlier, the Investment Advisory Agreement will renew automatically for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of the Board of Directors and by the vote of a majority of the Independent

Directors. On March 20, 2017, the Company’s Board of Directors, including a majority of the Independent Directors, approved the continuance of the Investment Advisory Agreement for a one year period. The Investment Advisory Agreement will automatically terminate in the event of an assignment and may be terminated by either party without penalty upon at least 60 days’ written notice to the other party. Subject to the overall supervision of the Board of Directors, the Investment Adviser provides investment advisory services to the Company. For providing these services, the Investment Adviser receives fees from the Company consisting of two components—a base management fee and an incentive fee.

Prior to a Qualified IPO, the base management fee is calculated and payable quarterly in arrears at an annual rate of 1.50% of the average daily gross assets of the Company for the period adjusted for share issuances or repurchases, excluding any cash and cash equivalents and including assets acquired through the incurrence of debt from use of the SPV Credit Facility, Credit Facility and 2015-1 Notes (see Note 6, Borrowings, and Note 7, 2015-1 Notes). For purposes of this calculation, cash and cash equivalents include any temporary investments in cash-equivalents, U.S. government securities and other high quality investment grade debt investments that mature in 12 months or less from the date of investment. Base management fees for any partial quarter are prorated. The Investment Adviser waived its right to receive one-third (0.50%) of the 1.50% base management fee prior to a Qualified IPO. The fee waiver will terminate if and when a Qualified IPO has been consummated. Any waived base management fees are not subject to recoupment by the Investment Adviser.

The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on the pre-incentive fee net investment income for the immediately preceding calendar quarter. The second part is determined and payable in arrears based on capital gains as of the end of each calendar year.

Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the operating expenses accrued for the quarter (including the base management fee, expenses payable under the administration agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income does not include, in the case of investments with a deferred interest feature (such as original issue discount (“OID”), debt instruments with pay-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

Prior to any Qualified IPO of the Company’s common stock, pre-incentive fee net investment income, expressed as a rate of return on the average daily Hurdle Calculation Value (as defined below) throughout the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.50% per quarter (6% annualized) or a “catch-up” of 1.875% per quarter (7.50% annualized), as applicable. “Hurdle Calculation Value” means, on any given day, the sum of (x) the value of net assets as of the end of the calendar quarter immediately preceding such day plus (y) the aggregate amount of capital drawn from investors (or reinvested in the Company pursuant to a dividend reinvestment plan) from the beginning of the current quarter to such day minus (z) the aggregate amount of distributions (including share repurchases) made by the Company from the beginning of the current quarter to such day, but only to the extent such distributions were not declared and accounted for on the books and records in a previous quarter.

The Company pays its Investment Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee based on pre-incentive fee net investment income in any calendar quarter in which its pre-incentive fee net investment income does not exceed the hurdle rate of 1.50%;

•

100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 1.875% in any calendar quarter (7.50% annualized). The Company refers to this portion of the pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 1.875%) as the “catch-up.” The “catch-up” is meant to provide the Investment Adviser with approximately 20% of the Company’s pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 1.875% in any calendar quarter; and

•	20% of the amount of pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter (7.50% annualized) will be payable to the Investment Adviser. This reflects that once the hurdle rate is reached and the catch-up is achieved, 20% of all pre-incentive fee investment income thereafter is allocated to the Investment Adviser.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of realized capital gains, if any, on a cumulative basis from inception through the date of determination, computed net of all realized capital losses on a cumulative basis and unrealized capital depreciation, less the aggregate amount of any previously paid capital gain incentive fees, provided that, the incentive fee determined at the end of the first calendar year of operations may be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses on a cumulative basis and unrealized capital depreciation.

The Company will defer payment of any incentive fee otherwise earned by the Investment Adviser if, during the most recent four full calendar quarter periods (or, if less, the number of full calendar quarters completed since the initial drawdown of capital from the stockholders, “Initial Drawdown”) ending on or prior to the date such payment is to be made, the sum of (a) the aggregate distributions to stockholders and (b) the change in net assets (defined as gross assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 6.0% of net assets (defined as gross assets less indebtedness) at the beginning of such period, provided, that such percentage will be appropriately prorated during the four full calendar quarters immediately following the Initial Drawdown. These calculations are adjusted for any share issuances or repurchases. Any deferred incentive fees are carried over for payment in subsequent calculation periods. The Investment Adviser may earn an incentive fee under the Investment Advisory Agreement on the Company’s repurchase of debt issued by the Company at a gain.

For the three month periods ended March 31, 2017 and 2016, base management fees were $3,417 and $2,760, respectively (net of waiver of $1,708 and $1,380, respectively), incentive fees related to pre-incentive fee net investment income were $4,777 and $2,990, respectively, and there were no incentive fees related to realized capital gains. For the three month periods ended March 31, 2017 and 2016, there were no accrued capital gains incentive fees based upon the cumulative net realized and unrealized appreciation (depreciation) as of March 31, 2017 and 2016, respectively. The accrual for any capital gains incentive fee under US GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reduction of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual.

As of March 31, 2017 and December 31, 2016, $11,764 and $8,157, respectively, was included in base management and incentive fees payable in the accompanying Consolidated Statements of Assets and Liabilities.

On April 3, 2013, the Investment Adviser entered into a personnel agreement with The Carlyle Group Employee Co., L.L.C. (“Carlyle Employee Co.”), an affiliate of the Investment Adviser, pursuant to which Carlyle Employee Co. provides the Investment Adviser with access to investment professionals.

Administration Agreement

On April 3, 2013, the Company’s Board of Directors approved an administration agreement (the “Administration Agreement”) between the Company and the Administrator. Pursuant to the Administration

Agreement, the Administrator provides services and receives reimbursements equal to an amount that reimburses the Administrator for its costs and expenses and the Company’s allocable portion of overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including the Company’s allocable portion of the compensation paid to or compensatory distributions received by the Company’s officers (including the Chief Compliance Officer and Chief Financial Officer) and respective staff who provide services to the Company, operations staff who provide services to the Company, and any internal audit staff, to the extent internal audit performs a role in the Company’s Sarbanes-Oxley Act internal control assessment. Reimbursement under the Administration Agreement occurs quarterly in arrears.

The initial term of the Administration Agreement is two years from April 3, 2013 and, unless terminated earlier, the Administration Agreement will renew automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board of Directors or by a majority vote of the outstanding voting securities of the Company and (ii) the vote of a majority of the Company’s Independent Directors. On March 20, 2017, the Company’s Board of Directors, including a majority of the Independent Directors, approved the continuance of the Administration Agreement for a one year period. The Administration Agreement may not be assigned by a party without the consent of the other party and may be terminated by either party without penalty upon at least 60 days’ written notice to the other party.

For the three month periods ended March 31, 2017 and 2016, the Company incurred $173 and $148, respectively, in fees under the Administrative Agreement, which were included in administrative service fees in the accompanying Consolidated Statements of Operations. As of March 31, 2017 and December 31, 2016, $115 and $137, respectively, was unpaid and included in administrative service fees payable in the accompanying Consolidated Statements of Assets and Liabilities.

Sub-Administration Agreements

On April 3, 2013, the Administrator entered into sub-administration agreements with Carlyle Employee Co. and CELF Advisors LLP (“CELF”) (the “Carlyle Sub-Administration Agreements”). Pursuant to the Carlyle Sub-Administration Agreements, Carlyle Employee Co. and CELF provide the Administrator with access to personnel.

On April 3, 2013, the Administrator entered into a sub-administration agreement with State Street Bank and Trust Company (“State Street” and, such agreement, the “State Street Sub-Administration Agreement” and, together with the Carlyle Sub-Administration Agreements, the “Sub-Administration Agreements”). On March 11, 2015, the Company’s Board of Directors, including a majority of the Independent Directors, approved an amendment to the State Street Sub-Administration Agreement. The initial term of the State Street Sub-Administration Agreement ends on April 1, 2017 and, unless terminated earlier, the State Street Sub-Administration Agreement will renew automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board of Directors or by the vote of a majority of the outstanding voting securities of the Company and (ii) the vote of a majority of the Company’s Independent Directors. The State Street Sub-Administration Agreement may be terminated upon at least 60 days’ written notice and without penalty by the vote of a majority of the outstanding securities of the Company, or by the vote of the Board of Directors or by either party to the State Street Sub-Administration Agreement.

For the three month periods ended March 31, 2017 and 2016, fees incurred in connection with the State Street Sub-Administration Agreement, which amounted to $160 and $140, respectively, were included in other general and administrative in the accompanying Consolidated Statements of Operations. As of March 31, 2017 and December 31, 2016, $160 and $159, respectively, was unpaid and included in other accrued expenses and liabilities in the accompanying Consolidated Statements of Assets and Liabilities.

Placement Fees

On April 3, 2013, the Company entered into a placement fee arrangement with TCG Securities, L.L.C. (“TCG”), a licensed broker-dealer and an affiliate of the Investment Adviser, which may require stockholders to pay a placement fee to TCG for TCG’s services.

For the three month periods ended March 31, 2017 and 2016, TCG earned placement fees of $0 and $3, respectively, from the Company’s stockholders in connection with the issuance or sale of the Company’s common stock.

Board of Directors

The Company’s Board of Directors currently consists of five members, three of whom are Independent Directors. On April 3, 2013, the Board of Directors established an Audit Committee consisting of its Independent Directors. The Board of Directors also established a Pricing Committee of the Board of Directors (the “Pricing Committee”) and may establish additional committees in the future. For the three month periods ended March 31, 2017 and 2016, the Company incurred $103 and $120, respectively, in fees and expenses associated with its Independent Directors and the Audit Committee. As of March 31, 2017 and December 31, 2016, $0 was unpaid and included in other accrued expenses and liabilities in the accompanying Consolidated Statements of Assets and Liabilities. As of March 31, 2017 and December 31, 2016, current directors had committed $821 in capital commitments to the Company.

Transactions

For the three month period ended March 31, 2017, the Company sold three investments to Credit Fund for proceeds of $30,743 and realized gains of $177. See Note 5, Middle Market Credit Fund, LLC, for further information about Credit Fund.

5. MIDDLE MARKET CREDIT FUND, LLC

Overview

On February 29, 2016, the Company and Credit Partners entered into the Limited Liability Company Agreement to co-manage Credit Fund, an unconsolidated Delaware limited liability company. Credit Fund primarily invests in first lien loans of middle market companies. Credit Fund is managed by a six-member board of managers, on which the Company and Credit Partners each have equal representation. Establishing a quorum for Credit Fund’s board of managers requires at least four members to be present at a meeting, including at least two of the Company’s representatives and two of Credit Partners’ representatives. The Company and Credit Partners each have 50% economic ownership of Credit Fund and have commitments to fund, from time to time, capital of up to $400,000 each. Funding of such commitments generally requires the approval of the board of Credit Fund, including the board members appointed by the Company. By virtue of its membership interest, the Company and Credit Partners each indirectly bear an allocable share of all expenses and other obligations of Credit Fund.

Together with Credit Partners, the Company co-invests through Credit Fund. Investment opportunities for Credit Fund are sourced primarily by the Company and its affiliates. Portfolio and investment decisions with respect to Credit Fund must be unanimously approved by a quorum of Credit Fund’s investment committee consisting of an equal number of representatives of the Company and Credit Partners. Therefore, although the Company owns more than 25% of the voting securities of Credit Fund, the Company does not believe that it has control over Credit Fund (other than for purposes of the Investment Company Act). Middle Market Credit Fund SPV, LLC (the “Credit Fund Sub”), a Delaware limited liability company, was formed on April 5, 2016. Credit Fund Sub primarily invests in first lien loans of middle market companies. Credit Fund Sub is a wholly owned subsidiary of Credit Fund and is consolidated in Credit Fund’s consolidated financial statements commencing from the date of its formation. Credit Fund follows the same Internal Risk Rating System as the Company.

Credit Fund, the Company and Credit Partners entered into an administration agreement with Carlyle GMS Finance Administration L.L.C., the administrative agent of Credit Fund (in such capacity, the “Administrative Agent”), pursuant to which the Administrative Agent is delegated certain administrative and non-discretionary functions, is authorized to enter into sub-administration agreements at our expense with the approval of the board of managers of Credit Fund, and is reimbursed by Credit Fund for its costs and expenses and Credit Fund’s allocable portion of overhead incurred by the Administrative Agent in performing its obligations thereunder

Selected Financial Data

Since inception of Credit Fund and through March 31, 2017 and December 31, 2016, the Company and Credit Partners each made capital contributions of $1 in members’ equity and $45,500 and $35,000, respectively, in subordinated loans to Credit Fund. As of March 31, 2017 and December 31, 2016, Credit Fund had net borrowings of $86,044 and $62,384, respectively, in mezzanine loans under a revolving credit facility with the Company (the “Credit Fund Facility”). As of March 31, 2017 and December 31, 2016, Credit Fund had subordinated loans and members’ capital of $96,155 and $74,547, respectively. As of March 31, 2017 and December 31, 2016, the Company’s ownership interest in such subordinated loans and members’ capital was $48,077 and $37,273 respectively, and in such mezzanine loans was $86,044 and $62,384, respectively.

As of March 31, 2017 and December 31, 2016, Credit Fund held cash and cash equivalents totaling $10,533 and $6,103, respectively.

As of March 31, 2017 and December 31, 2016, Credit Fund had total investments at fair value of $558,694 and $437,829, respectively, which was comprised of first lien senior secured loans and second lien senior secured loans to 35 and 28 portfolio companies, respectively. As of March 31, 2017 and December 31, 2016, no loans in Credit Fund’s portfolio were on non-accrual status or contained PIK provisions. All investments in the portfolio were floating rate debt investments. The portfolio companies in Credit Fund are U.S. middle market companies in industries similar to those in which the Company may invest directly. Additionally, as of March 31, 2017 and December 31, 2016, Credit Fund had commitments to fund various undrawn revolvers and delayed draw investments to its portfolio companies totaling $32,012 and $30,361, respectively.

Below is a summary of Credit Fund’s portfolio, followed by a listing of the loans in Credit Fund’s portfolio as of March 31, 2017 and December 31, 2016:

	As of March 31, 2017	As of December 31, 2016
Senior secured loans (1)	$560,196	$439,086
Weighted average yields of senior secured loans based on amortized cost (2)	6.53%	6.47%
Weighted average yields of senior secured loans based on fair value (2)	6.46%	6.41%
Number of portfolio companies in Credit Fund	35	28
Average amount per portfolio company (1)	$16,006	$15,682

(1)	At par/principal amount.
(2)	Weighted average yields include the effect of accretion of discounts and amortization of premiums and are based on interest rates as of March 31, 2017 and December 31, 2016. Weighted average yield on debt and income producing securities at fair value is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of OID and market discount earned on accruing debt included in such securities, divided by (b) total first lien and second lien debt at fair value included in such securities. Weighted average yield on debt and income producing securities at amortized cost is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of OID and market discount earned on accruing debt included in such securities, divided by (b) total first lien and second lien debt at amortized cost included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented above.

Consolidated Schedule of Investments as of March 31, 2017 (unaudited)
Investments (1)	Industry	Interest Rate	Maturity Date	Par/ Principal Amount	Amortized Cost (5)	Fair Value (6)
First Lien Debt (99.42% of fair value)
Advanced Instruments, LLC (2) (3) (4) (10) (11)	Healthcare & Pharmaceuticals	L + 5.25% (1.00% Floor)	10/31/2022	$12,000	$11,867	$11,972
AM Conservation Holding Corporation (2) (3) (4)	Energy: Electricity	L + 4.75% (1.00% Floor)	10/31/2022	29,925	29,657	30,185
Anaren, Inc. (2) (3) (4)	Telecommunications	L + 4.50% (1.00% Floor)	2/18/2021	6,963	6,935	6,963
Borchers, Inc. (2) (3) (4) (7) (10) (11)	Chemicals, Plastics & Rubber	L + 4.75% (1.00% Floor)	1/13/2024	8,142	8,096	8,170
Datapipe, Inc. (2) (3) (4) (11)	Telecommunications	L + 4.75% (1.00% Floor)	3/15/2019	9,725	9,650	9,753
DBI Holding LLC (2) (3) (4)	Business Services	L + 5.25% (1.00% Floor)	8/1/2021	19,950	19,774	19,754
Dent Wizard International Corporation (2) (3) (4) (11)	Automotive	L + 4.75% (1.00% Floor)	4/7/2020	15,000	14,861	14,984
Dimora Brands, Inc. (fka TK USA Enterprises, Inc.) (2) (3) (4) (11)	Construction & Building	L + 4.50% (1.00% Floor)	4/4/2023	19,800	19,539	19,743
Diversitech Corporation (2) (4) (10)	Capital Equipment	P + 3.50%	11/19/2021	14,766	14,589	14,766
DTI Holdco, Inc. (2) (3) (4) (7)	High Tech Industries	L + 5.25% (1.00% Floor)	9/30/2023	19,900	19,704	19,639
EAG, Inc. (2) (3) (4) (11)	Business Services	L + 4.25% (1.00% Floor)	7/28/2018	8,440	8,430	8,469
EIP Merger Sub, LLC (Evolve IP) (2) (3) (4) (8) (11)	Telecommunications	L + 6.25% (1.00% Floor)	6/7/2021	22,894	22,280	22,539
EIP Merger Sub, LLC (Evolve IP) (2) (3) (4) (9) (11)	Telecommunications	L + 6.25% (1.00% Floor)	6/7/2021	1,500	1,458	1,475
Empower Payments Acquisitions, Inc. (2) (3) (7)	Media: Advertising, Printing & Publishing	L + 5.50% (1.00% Floor)	11/30/2023	17,456	17,115	17,411
Jensen Hughes, Inc. (2) (3) (4) (10) (11)	Utilities: Electric	L + 5.00% (1.00% Floor)	12/4/2021	20,408	20,197	20,275
Kestra Financial, Inc. (2) (3) (4)	Banking, Finance, Insurance & Real Estate	L + 5.25% (1.00% Floor)	6/24/2022	19,850	19,593	19,725
MSHC, Inc. (2) (3) (4) (10)	Construction & Building	L + 5.00% (1.00% Floor)	7/19/2021	13,543	13,440	13,423
PAI Holdco, Inc. (Parts Authority) (2) (3) (4)	Automotive	L + 4.75% (1.00% Floor)	12/30/2022	9,925	9,864	9,925
Paradigm Acquisition Corp. (2) (3) (4)	Business Services	L + 5.00% (1.00% Floor)	6/2/2022	11,970	11,874	11,970
Pasternack Enterprises, Inc. (Infinite RF) (2) (3) (4)	Capital Equipment	L + 5.00% (1.00% Floor)	5/27/2022	11,910	11,817	11,885
PSI Services LLC (2) (3) (4) (7) (10)	Business Services	L + 5.00% (1.00% Floor)	1/19/2023	29,623	29,052	29,333
Q Holding Company (2) (3) (4)	Automotive	L + 5.00% (1.00% Floor)	12/18/2021	13,929	13,798	13,958
QW Holding Corporation (Quala) (2) (3) (4) (7) (10)	Environmental Industries	L + 6.75% (1.00% Floor)	8/31/2022	10,983	10,447	11,121
Ramundsen Public Sector, LLC (2) (3) (4)	Sovereign & Public Finance	L + 4.25% (1.00% Floor)	2/1/2024	4,000	3,983	4,008
RelaDyne Inc. (2) (3) (4) (10)	Wholesale	L + 5.25% (1.00% Floor)	7/22/2022	26,228	25,834	25,978
Restaurant Technologies, Inc. (2) (3) (4)	Retail	L + 4.75% (1.00% Floor)	11/23/2022	14,000	13,876	14,021
Systems Maintenance Services Holding, Inc. (2) (3) (4) (11)	High Tech Industries	L + 5.00% (1.00% Floor)	10/30/2023	24,439	24,266	24,561
T2 Systems Canada, Inc. (2) (3) (4)	Transportation: Consumer	L + 6.75% (1.00% Floor)	9/28/2022	2,693	2,630	2,696

Consolidated Schedule of Investments as of March 31, 2017 (unaudited)
Investments (1)	Industry	Interest Rate	Maturity Date	Par/ Principal Amount	Amortized Cost (5)	Fair Value (6)
First Lien Debt (99.42% of fair value) (continued)
T2 Systems, Inc. (2) (3) (4) (10)	Transportation: Consumer	L + 6.75% (1.00% Floor)	9/28/2022	$15,262	$14,865	$15,282
Teaching Strategies, LLC (2) (3) (4) (10)	Media: Advertising, Printing & Publishing	L + 4.75% (1.00% Floor)	2/27/2023	18,100	17,915	17,980
The Original Cakerie, Ltd. (Canada) (2) (3) (4) (10) (11)	Beverage, Food & Tobacco	L + 5.00% (1.00% Floor)	7/20/2021	6,992	6,932	6,992
The Original Cakerie, Co. (Canada) (2) (3) (4) (11)	Beverage, Food & Tobacco	L + 5.50% (1.00% Floor)	7/20/2021	3,612	3,585	3,612
U.S. Acute Care Solutions, LLC (2) (3) (4)	Healthcare & Pharmaceuticals	L + 5.00% (1.00% Floor)	5/15/2021	26,334	26,099	26,275
U.S. Anesthesia Partners, Inc. (2) (3) (4) (11)	Healthcare & Pharmaceuticals	L + 5.00% (1.00% Floor)	12/31/2019	10,348	10,257	10,366
Vantage Specialty Chemicals, Inc. (2) (3) (4) (11)	Chemicals, Plastics & Rubber	L + 4.50% (1.00% Floor)	2/5/2021	17,865	17,748	17,775
WIRB—Copernicus Group, Inc. (2) (3) (4)	Healthcare & Pharmaceuticals	L + 5.00% (1.00% Floor)	8/12/2022	12,315	12,232	12,281
Zest Holdings, LLC (2) (3) (4)	Durable Consumer Goods	L + 4.75% (1.00% Floor)	8/16/2020	8,700	8,661	8,693
Zywave, Inc. (2) (3) (4) (7) (10)	High Tech Industries	L + 5.00% (1.00% Floor)	11/17/2022	17,456	17,279	17,494

First Lien Debt Total					$550,199	$555,452

Second Lien Debt (0.58% of fair value)
Ramundsen Public Sector, LLC (2) (3) (4) (7)	Sovereign & Public Finance	L + 8.50% (1.00% Floor)	1/31/2025	$200	$198	$200
Vantage Specialty Chemicals, Inc. (2) (3) (4) (11)	Chemicals, Plastics & Rubber	L + 8.75% (1.00% Floor)	2/5/2022	2,000	1,969	1,992
Zywave, Inc. (2) (3) (4)	High Tech Industries	L + 9.00% (1.00% Floor)	11/17/2023	1,050	1,035	1,050

Second Lien Debt Total					$3,202	$3,242

Total Investments					$553,401	$558,694

(1)	Unless otherwise indicated, issuers of investments held by Credit Fund are domiciled in the United States. As of March 31, 2017, the geographical composition of investments as a percentage of fair value was 1.90% in Canada and 98.10% in the United States.
(2)	Variable rate loans to the portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the U.S. Prime Rate (“P”)), which generally resets quarterly. For each such loan, Credit Fund has provided the interest rate in effect as of March 31, 2017. As of March 31, 2017, all of Credit Fund’s LIBOR loans were indexed to the 90-day LIBOR rate at 1.15%, except for those loans as indicated in Note 11 below, and the U.S. Prime Rate loan was indexed at 4.00%.
(3)	Loan includes interest rate floor feature.
(4)	Denotes that all or a portion of the assets are owned by Credit Fund Sub. Credit Fund Sub has entered into a revolving credit facility (the “Credit Fund Sub Facility”). The lenders of the Credit Fund Sub Facility have a first lien security interest in substantially all of the assets of Credit Fund Sub. Accordingly, such assets are not available to creditors of Credit Fund.
(5)	Amortized cost represents original cost, including origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion/amortization of discounts/premiums, as applicable, on debt investments using the effective interest method.
(6)	Fair value is determined in good faith by or under the direction of the board of managers of Credit Fund, pursuant to Credit Fund’s valuation policy, which is substantially similar to the valuation policy of the Company provided in Note 3, Fair Value Measurements.
(7)	Denotes that all or a portion of the assets are owned by Credit Fund. Credit Fund has entered into the Credit Fund Facility. The lenders of the Credit Fund Facility have a first lien security interest in substantially all of the assets of Credit Fund. Accordingly, such assets are not available to creditors of Credit Fund Sub.
(8)

Credit Fund receives less than the stated interest rate of this loan as a result of an agreement among lenders. The interest rate reduction is 1.25% on EIP Merger Sub, LLC (Evolve IP). Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/first out loan, which has first priority ahead of the first lien/last out loan with respect to principal, interest and other payments.
(9)	In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company is entitled to receive additional interest as a result of an agreement among lenders as follows: EIP Merger Sub, LLC (Evolve IP) (3.91%). Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/last out loan, which has a secondary priority behind the first lien/first out loan with respect to principal, interest and other payments.
(10)	As of March 31, 2017, Credit Fund had the following unfunded commitments to fund delayed draw and revolving senior secured loans:

First Lien Debt—unfunded delayed draw and revolving term loans commitments	Type	Unused Fee	Par/ Principal Amount	Fair Value
Advanced Instruments, LLC	Revolver	0.50%	$1,333	$(3)
Borchers, Inc.	Revolver	0.50%	1,858	5
Diversitech Corporation	Delayed Draw	1.00%	5,000	—
Jensen Hughes, Inc.	Delayed Draw	0.50%	1,461	(8)
Jensen Hughes, Inc.	Revolver	0.50%	2,000	(11)
MSHC, Inc.	Delayed Draw	1.50%	1,399	(11)
PSI Services LLC	Revolver	0.50%	377	(4)
QW Holding Corporation (Quala)	Delayed Draw	1.00%	4,762	33
QW Holding Corporation (Quala)	Revolver	1.00%	4,234	29
RelaDyne Inc.	Delayed Draw	0.50%	135	(1)
RelaDyne Inc.	Revolver	0.50%	2,433	(21)
T2 Systems, Inc.	Revolver	1.00%	1,955	2
Teaching Strategies, LLC	Revolver	0.50%	1,900	(11)
The Original Cakerie, Ltd. (Canada)	Revolver	0.50%	1,665	—
Zywave, Inc.	Revolver	0.50%	1,500	3

Total unfunded commitments			$32,012	$2

(11)	As of March 31, 2017, this LIBOR loan was indexed to the 30-day LIBOR rate at 0.98%.

Consolidated Schedule of Investments as of December 31, 2016
Investments (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (5)	Fair Value (6)
First Lien Debt (99.31% of fair value)
AM Conservation Holding Corporation (2) (3) (4)	Energy: Electricity	L + 4.75% (1.00% Floor)	10/31/2022	$30,000	$29,721	$29,925
Datapipe, Inc. (2) (3) (4) (11)	Telecommunications	L + 4.75% (1.00% Floor)	3/15/2019	9,750	9,654	9,764
Dimora Brands, Inc. (fka TK USA Enterprises, Inc.) (2) (3) (4) (11)	Construction & Building	L + 4.50% (1.00% Floor)	4/4/2023	19,850	19,580	19,723
Diversitech Corporation (2) (4) (10) (11)	Capital Equipment	P + 3.50%	11/19/2021	14,803	14,617	14,803
DTI Holdco, Inc. (2) (3) (4) (7)	High Tech Industries	L + 5.25% (1.00% Floor)	9/30/2023	19,950	19,751	19,651
DYK Prime Acquisition LLC (2) (3) (4)	Chemicals, Plastics & Rubber	L + 4.75% (1.00% Floor)	4/1/2022	5,775	5,735	5,775
EAG, Inc. (2) (3) (4) (11)	Business Services	L + 4.25% (1.00% Floor)	7/28/2018	8,713	8,686	8,720
EIP Merger Sub, LLC (Evolve IP) (2) (3) (4) (8)	Telecommunications	L + 6.25% (1.00% Floor)	6/7/2021	22,971	22,323	22,509
EIP Merger Sub, LLC (Evolve IP) (2) (3) (4) (9)	Telecommunications	L + 6.25% (1.00% Floor)	6/7/2021	1,500	1,455	1,468
Empower Payments Acquisitions, Inc. (2) (3) (7)	Media: Advertising, Printing & Publishing	L + 5.50% (1.00% Floor)	11/30/2023	17,500	17,154	17,279
Generation Brands Holdings, Inc. (2) (3) (4)	Durable Consumer Goods	L + 5.00% (1.00% Floor)	6/10/2022	19,900	19,712	20,099
Jensen Hughes, Inc. (2) (3) (4) (10)	Utilities: Electric	L + 5.00% (1.00% Floor)	12/4/2021	20,409	20,188	20,327
Kestra Financial, Inc. (2) (3) (4)	Banking, Finance, Insurance & Real Estate	L + 5.25% (1.00% Floor)	6/24/2022	19,900	19,632	19,814
MSHC, Inc. (2) (3) (4) (10)	Construction & Building	L + 5.00% (1.00% Floor)	7/19/2021	13,177	13,062	13,003
PAI Holdco, Inc. (Parts Authority) (2) (3) (4)	Automotive	L + 4.75% (1.00% Floor)	12/30/2022	9,950	9,886	9,950
Pasternack Enterprises, Inc. (Infinite RF) (2) (3) (4)	Capital Equipment	L + 5.00% (1.00% Floor)	5/27/2022	11,941	11,844	11,941
Q Holding Company (2) (3) (4)	Automotive	L + 5.00% (1.00% Floor)	12/18/2021	13,964	13,828	13,941
QW Holding Corporation (Quala) (2) (3) (4) (7) (10)	Environmental Industries	L + 6.75% (1.00% Floor)	8/31/2022	8,975	8,413	9,030
Restaurant Technologies, Inc. (2) (3) (4)	Retail	L + 4.75% (1.00% Floor)	11/23/2022	23,514	23,117	23,443
RelaDyne Inc. (2) (3) (4) (10)	Wholesale	L + 5.25% (1.00% Floor)	7/22/2022	14,000	13,871	13,969
Systems Maintenance Services Holding, Inc. (2) (3) (4)	High Tech Industries	L + 5.00% (1.00% Floor)	10/30/2023	12,000	11,885	12,001
T2 Systems Canada, Inc. (2) (3) (4) (11)	Transportation: Consumer	L + 6.75% (1.00% Floor)	9/28/2022	2,700	2,635	2,727
T2 Systems, Inc. (2) (3) (4) (10) (11)	Transportation: Consumer	L + 6.75% (1.00% Floor)	9/28/2022	15,300	14,888	15,473
The Original Cakerie, Ltd. (Canada) (2) (3) (4) (10)	Beverage, Food & Tobacco	L + 5.00% (1.00% Floor)	7/20/2021	7,009	6,946	7,009
The Original Cakerie, Co. (Canada) (2) (3) (4)	Beverage, Food & Tobacco	L + 5.50% (1.00% Floor)	7/20/2021	3,621	3,591	3,621
U.S. Acute Care Solutions, LLC (2) (3) (4)	Health & Pharmaceuticals	L + 5.00% (1.00% Floor)	5/15/2021	26,400	26,154	26,336
U.S. Anesthesia Partners, Inc. (2) (3) (4)	Health & Pharmaceuticals	L + 5.00% (1.00% Floor)	12/31/2019	10,374	10,275	10,362
Vantage Specialty Chemicals, Inc. (2) (3) (4) (11)	Chemicals, Plastics & Rubber	L + 4.50% (1.00% Floor)	2/5/2021	17,910	17,786	17,903

Consolidated Schedule of Investments as of December 31, 2016
Investments (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (5)	Fair Value (6)
First Lien Debt (99.31% of fair value) (continued)
WIRB—Copernicus Group, Inc. (2) (3) (4)	Health & Pharmaceuticals	L + 5.00% (1.00% Floor)	8/12/2022	$7,980	$7,916	$8,050
Zest Holdings, LLC (2) (3) (4)	Durable Consumer Goods	L + 4.75% (1.00% Floor)	8/16/2020	8,700	8,658	8,749
Zywave, Inc. (2) (3) (4) (7) (10)	High Tech Industries	L + 5.00% (1.00% Floor)	11/17/2022	17,500	17,315	17,434

First Lien Debt Total					$430,278	$434,799

Second Lien Debt (0.69% of fair value)
Vantage Specialty Chemicals, Inc. (2) (3) (4) (11)	Chemicals, Plastics & Rubber	L + 8.75% (1.00% Floor)	2/5/2022	$2,000	$1,960	$1,987
Zywave, Inc. (2) (3) (4)	High Tech Industries	L + 9.00% (1.00% Floor)	11/17/2023	1,050	1,034	1,043

Second Lien Debt Total					$2,994	$3,030

Total Investments					$433,272	$437,829

(1)	Unless otherwise indicated, issuers of investments held by Credit Fund are domiciled in the United States. As of December 31, 2016, the geographical composition of investments as a percentage of fair value was 2.43% in Canada and 97.57% in the United States.
(2)	Variable rate loans to the portfolio companies bear interest at a rate that may be determined by reference to either LIBOR (“L”) or an alternate base rate (commonly based on the Federal Funds Rate or the U.S. Prime Rate (“P”)), which generally resets quarterly. For each such loan, Credit Fund has provided the interest rate in effect as of December 31, 2016. As of December 31, 2016, all of Credit Fund’s LIBOR loans were indexed to the 90-day LIBOR rate at 1.00%, except for those loans as indicated in Note 11 below, and the U.S. Prime Rate loan was indexed at 3.75%.
(3)	Loan includes interest rate floor feature.
(4)	Denotes that all or a portion of the assets are owned by Credit Fund Sub. Credit Fund Sub has entered into a revolving credit facility (the “Credit Fund Sub Facility”). The lenders of the Credit Fund Sub Facility have a first lien security interest in substantially all of the assets of Credit Fund Sub. Accordingly, such assets are not available to creditors of Credit Fund.
(5)	Amortized cost represents original cost, including origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion/amortization of discounts/premiums, as applicable, on debt investments using the effective interest method.
(6)	Fair value is determined in good faith by or under the direction of the board of managers of Credit Fund, pursuant to Credit Fund’s valuation policy, which is substantially similar to the valuation policy of the Company provided in “—Critical Accounting Policies—Fair Value Measurements.”
(7)	Denotes that all or a portion of the assets are owned by Credit Fund. Credit Fund has entered into the Credit Fund Facility. The lenders of the Credit Fund Facility have a first lien security interest in substantially all of the assets of Credit Fund. Accordingly, such assets are not available to creditors of Credit Fund Sub.
(8)	Credit Fund receives less than the stated interest rate of this loan as a result of an agreement among lenders. The interest rate reduction is 1.25% on EIP Merger Sub, LLC (Evolve IP). Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/first out loan, which has first priority ahead of the first lien/last out loan with respect to principal, interest and other payments.
(9)	In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company is entitled to receive additional interest as a result of an agreement among lenders as follows: EIP Merger Sub, LLC (Evolve IP) (3.84%). Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/last out loan, which has a secondary priority behind the first lien/first out loan with respect to principal, interest and other payments.

(10)	As of December 31, 2016, Credit Fund had the following unfunded commitments to fund delayed draw and revolving senior secured loans:

First Lien Debt—unfunded delayed draw and revolving term loans commitments	Type	Unused Fee	Par/ Principal Amount	Fair Value
Diversitech Corporation	Delayed Draw	1.00%	$5,000	$—
Jensen Hughes, Inc.	Revolver	0.50%	2,000	(7)
Jensen Hughes, Inc.	Delayed Draw	0.50%	1,461	(5)
MSHC, Inc.	Delayed Draw	1.50%	1,790	(21)
QW Holding Corporation (Quala)	Revolver	1.00%	5,086	14
QW Holding Corporation (Quala)	Delayed Draw	1.00%	5,918	17
RelaDyne Inc.	Revolver	0.50%	2,162	(6)
RelaDyne Inc.	Delayed Draw	0.50%	1,824	(5)
T2 Systems, Inc.	Revolver	1.00%	1,955	20
The Original Cakerie, Ltd. (Canada)	Revolver	0.50%	1,665	—
Zywave, Inc.	Revolver	0.50%	1,500	(5)

Total unfunded commitments			$30,361	$2

(11)	As of December 31, 2016, this LIBOR loan was indexed to the 30-day LIBOR rate at 0.77%.

Below is certain summarized consolidated financial information for Credit Fund as of March 31, 2017 and December 31, 2016, respectively. Credit Fund commenced operations in May 2016.

	March 31, 2017	December 31, 2016
	(unaudited)
Selected Consolidated Balance Sheet Information
ASSETS
Investments, at fair value (amortized cost of $553,401 and $433,272, respectively)	$558,694	$437,829
Cash and other assets	15,088	11,326

Total assets	$573,782	$449,155

LIABILITIES AND MEMBERS’ EQUITY
Secured borrowings	$367,375	$248,540
Mezzanine loans	86,044	62,384
Other liabilities	24,208	63,684
Subordinated loans and members’ equity	96,155	74,547

Liabilities and members’ equity	$573,782	$449,155

For the three month period ended March 31, 2017
(unaudited)
Selected Consolidated Statement of Operations Information:
Total investment income	$8,182

Expenses
Interest and credit facility expenses	5,473
Other expenses	318

Total expenses	5,791

Net investment income (loss)	2,391

Net realized gain (loss) on investments	—
Net change in unrealized appreciation (depreciation) on investments	737

Net increase (decrease) resulting from operations	$3,128

Debt

Credit Fund Facility

On June 24, 2016, Credit Fund entered into the Credit Fund Facility with the Company pursuant to which Credit Fund may from time to time request mezzanine loans from the Company. The maximum principal amount of the Credit Fund Facility is $100,000. The maturity date of the Credit Fund Facility is June 24, 2017. Amounts borrowed under the Credit Fund Facility bear interest at a rate of LIBOR plus 9.50%.

During the three month period ended March 31, 2017, there were mezzanine loan borrowings of $45,660 and repayments of $22,000 under the Credit Fund Facility. As of March 31, 2017 and December 31, 2016, there were $86,044 and $62,384 in mezzanine loans outstanding, respectively.

As of March 31, 2017, Credit Fund was in compliance with all covenants and other requirements of the Credit Fund Facility.

Credit Fund Sub Facility

On June 24, 2016, Credit Fund Sub closed on the Credit Fund Sub Facility with lenders. The Credit Fund Sub Facility provides for secured borrowings during the applicable revolving period up to an amount equal to $450,000, with an accordion feature that can, subject to certain conditions, increase the aggregate maximum credit commitment up to an amount not to exceed $1,400,000. The facility is secured by a first lien security interest in substantially all of the portfolio investments held by Credit Fund Sub and the Company’s and Credit Partners’ unfunded capital commitments. The maturity date of the Credit Fund Sub Facility is June 24, 2022. Amounts borrowed under the Credit Fund Sub Facility bear interest at a rate of LIBOR plus 2.50%.

During the three month period ended March 31, 2017, there were secured borrowings of $118,835 under the Credit Fund Sub Facility. As of March 31, 2017 and December 31, 2016, there was $367,375 and $248,540 in secured borrowings outstanding, respectively.

As of March 31, 2017, Credit Fund Sub was in compliance with all covenants and other requirements of the Credit Fund Sub Facility.

6. BORROWINGS

In accordance with the Investment Company Act, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the Investment Company Act, is at least 200% after such borrowing. As of March 31, 2017 and December 31, 2016, asset coverage was 215.03%, and 209.97%, respectively. During the three month periods ended March 31, 2017 and 2016, there were secured borrowings of $93,000 and $111,000, respectively, under the SPV Credit Facility and Credit Facility and repayments of $124,277 and $66,000, respectively, under the SPV Credit Facility and Credit Facility. As of March 31, 2017 and December 31, 2016, there was $390,608 and $421,885, respectively, in secured borrowings outstanding.

SPV Credit Facility

The SPV closed on May 24, 2013 on the SPV Credit Facility, which was subsequently amended on June 30, 2014, June 19, 2015 and June 9, 2016. The SPV Credit Facility provides for secured borrowings during the applicable revolving period up to an amount equal to the lesser of $400,000 (the borrowing base as calculated pursuant to the terms of the SPV Credit Facility) and the amount of net cash proceeds and unpledged capital commitments the Company has received, with an accordion feature that can, subject to certain conditions, increase the aggregate maximum credit commitment up to an amount not to exceed $750,000, subject to restrictions imposed on borrowings under the Investment Company Act and certain restrictions and conditions set forth in the SPV Credit Facility, including adequate collateral to support such borrowings. The SPV Credit

Facility has a revolving period through May 23, 2019 and a maturity date of May 24, 2021. Borrowings under the SPV Credit Facility bear interest initially at the applicable commercial paper rate (if the lender is a conduit lender) or LIBOR (or, if applicable, a rate based on the prime rate or federal funds rate) plus 2.00% per year through May 23, 2018, with a pre-determined future interest rate increase of 0.50% during the final year of the revolving period and pre-determined future interest rate increases of 0.875%-1.75% over the two years following the end of the revolving period. The SPV is also required to pay an undrawn commitment fee of between 0.25% and 0.75% per year depending on the drawings under the SPV Credit Facility. Payments under the SPV Credit Facility are made quarterly. The lenders have a first lien security interest on substantially all of the assets of the SPV.

As part of the SPV Credit Facility, the SPV is subject to limitations as to how borrowed funds may be used and the types of loans that are eligible to be acquired by the SPV including, but not limited to, restrictions on sector and geographic concentrations, loan size, payment frequency, tenor and minimum investment ratings (or estimated ratings). In addition, borrowed funds are intended to be used primarily to purchase first lien loan assets, and the SPV is limited in its ability to purchase certain other assets (including, but not limited to, second lien loans, covenant-lite loans, revolving and delayed draw loans and discount loans) and other assets are not permitted to be purchased (including, but not limited to paid-in-kind loans and structured finance obligations). The SPV Credit Facility has certain requirements relating to interest coverage, collateral quality and portfolio performance, including limitations on delinquencies and charge offs, certain violations of which could result in the immediate acceleration of the amounts due under the SPV Credit Facility. The SPV Credit Facility is also subject to a borrowing base that applies different advance rates to assets held by the SPV based generally on the fair market value of such assets. Under certain circumstances as set forth in the SPV Credit Facility, the Company could be obliged to repurchase loans from the SPV.

As of March 31, 2017 and 2016, the SPV was in compliance with all covenants and other requirements of the SPV Credit Facility.

Credit Facility

The Company closed on March 21, 2014 on the Credit Facility, which was subsequently amended on January 8, 2015, May 25, 2016 and March 22, 2017. The maximum principal amount of the Credit Facility is $283,000, subject to availability under the Credit Facility, which is based on certain advance rates multiplied by the value of the Company’s portfolio investments (subject to certain concentration limitations) net of certain other indebtedness that the Company may incur in accordance with the terms of the Credit Facility. Proceeds of the Credit Facility may be used for general corporate purposes, including the funding of portfolio investments. Maximum capacity under the Credit Facility may be increased to $550,000 through the exercise by the Company of an uncommitted accordion feature through which existing and new lenders may, at their option, agree to provide additional financing. The Credit Facility includes a $20,000 limit for swingline loans and a $5,000 limit for letters of credit. The Company may borrow amounts in U.S. dollars or certain other permitted currencies. Amounts drawn under the Credit Facility, including amounts drawn in respect of letters of credit, bear interest at either LIBOR plus an applicable spread of 2.25%, or an “alternative base rate” (which is the highest of a prime rate, the federal funds effective rate plus 0.50%, or one month LIBOR plus 1.00%) plus an applicable spread of 1.25%. The Company may elect either the LIBOR or the “alternative base rate” at the time of drawdown, and loans may be converted from one rate to another at any time, subject to certain conditions. The Company also pays a fee of 0.375% on undrawn amounts under the Credit Facility and, in respect of each undrawn letter of credit, a fee and interest rate equal to the then-applicable margin under the Credit Facility while the letter of credit is outstanding. The availability period under the Credit Facility will terminate on March 21, 2021 and the Credit Facility will mature on March 21, 2022. During the period from March 21, 2021 to March 21, 2022, the Company will be obligated to make mandatory prepayments under the Credit Facility out of the proceeds of certain asset sales, other recovery events and equity and debt issuances.

Subject to certain exceptions, the Credit Facility is secured by a first lien security interest in substantially all of the portfolio investments held by the Company and the Company’s unfunded investor equity capital commitments (provided that the amount of unfunded capital commitments ultimately available to the lenders is limited to $100,000). The pledge of unfunded investor equity capital commitments was subject to release once $100,000 of incremental capital had been called and received by the Company subsequent to January 8, 2015. The pledge of unfunded investor equity capital commitments had been released as of March 31, 2017. The Credit Facility includes customary covenants, including certain financial covenants related to asset coverage, shareholders’ equity and liquidity, certain limitations on the incurrence of additional indebtedness and liens, and other maintenance covenants, as well as usual and customary events of default for senior secured revolving credit facilities of this nature.

As of March 31, 2017 and December 31, 2016, the Company was in compliance with all covenants and other requirements of the Credit Facility.

Summary of Facilities

The Facilities consisted of the following as of March 31, 2017 and December 31, 2016:

	March 31, 2017
	Total Facility	Borrowings Outstanding	Unused Portion (1)	Amount Available (2)
SPV Credit Facility	$400,000	$201,108	$198,892	$10,476
Credit Facility	283,000	189,500	93,500	93,500

Total	$683,000	$390,608	$292,392	$103,976

	December 31, 2016
	Total Facility	Borrowings Outstanding	Unused Portion (1)	Amount Available (2)
SPV Credit Facility	$400,000	$252,885	$147,115	$5,988
Credit Facility	220,000	169,000	51,000	51,000

Total	$620,000	$421,885	$198,115	$56,988

(1)	The unused portion is the amount upon which commitment fees are based.
(2)	Available for borrowing based on the computation of collateral to support the borrowings and subject to compliance with applicable covenants and financial ratios.

As of March 31, 2017 and December 31, 2016, $1,666 and $1,667, respectively, of interest expense, $274 and $203, respectively, of unused commitment fees and $23 and $23, respectively, of other fees were included in interest and credit facility fees payable. For the three month periods ended March 31, 2017 and 2016, the weighted average interest rate was 3.07% and 2.60%, respectively, and average principal debt outstanding was $376,532 and $257,170, respectively. As of March 31, 2017 and December 31, 2016, the weighted average interest rate was 3.22% and 2.92%, respectively, based on floating LIBOR rates.

For the three month periods ended March 31, 2017 and 2016, the components of interest expense and credit facility fees on the Facilities were as follows:

	For the three month periods ended
	March 31, 2017	March 31, 2016
Interest expense	$2,892	$1,698
Facility unused commitment fee	292	361
Amortization of deferred financing costs	181	213
Other fees	30	25

Total interest expense and credit facility fees	$3,395	$2,297

Cash paid for interest expense	$2,893	$1,520

7. 2015-1 Notes

On June 26, 2015, the Company completed the 2015-1 Debt Securitization. The 2015-1 Notes were issued by the 2015-1 Issuer, a wholly-owned and consolidated subsidiary of the Company, and are secured by a diversified portfolio of the 2015-1 Issuer consisting primarily of first and second lien senior secured loans. The 2015-1 Debt Securitization was executed through a private placement of the 2015-1 Notes, consisting of $160 million of Aaa/AAA Class A-1A Notes which bear interest at the three-month London Interbank Offered Rate (“LIBOR”) plus 1.85%; $40 million of Aaa/AAA Class A-1B Notes which bear interest at the three-month LIBOR plus 1.75% for the first 24 months and the three-month LIBOR plus 2.05% thereafter; $27 million of Aaa/AAA Class A-1C Notes which bear interest at 3.75%; and $46 million of Aa2 Class A-2 Notes which bear interest at the three month LIBOR plus 2.70%. The 2015-1 Notes were issued at par and are scheduled to mature on July 15, 2027. The Company received 100% of the preferred interests (the “Preferred Interests”) issued by the 2015-1 Issuer on the closing date of the 2015-1 Debt Securitization in exchange for the Company’s contribution to the Issuer of the initial closing date loan portfolio. The Preferred Interests do not bear interest and had a nominal value of $125.9 million at closing. In connection with the contribution, the Company made customary representations, warranties and covenants to the 2015-1 Issuer in the purchase agreement. The Class A-1A, Class A-1B and Class A-1C and Class A-2 Notes are included in the March 31, 2017 consolidated financial statements. The Preferred Interests were eliminated in consolidation.

On the closing date of the 2015-1 Debt Securitization, the 2015-1 Issuer effected a one-time distribution to the Company of a substantial portion of the proceeds of the private placement of the 2015-1 Notes, net of expenses, which distribution was used to repay a portion of certain amounts outstanding under the SPV Credit Facility and the Credit Facility. As part of the 2015-1 Debt Securitization, certain first and second lien senior secured loans were distributed by the SPV to the Company pursuant to a distribution and contribution agreement. The Company contributed the loans that comprised the initial closing date loan portfolio (including the loans distributed to the Company from the SPV) to the 2015-1 Issuer pursuant to a contribution agreement. Future loan transfers from the Company to the 2015-1 Issuer will be made pursuant to a sale agreement and are subject to the approval of the Company’s Board of Directors. Assets of the 2015-1 Issuer are not available to the creditors of the SPV or the Company. In connection with the issuance and sale of the 2015-1 Notes, the Company made customary representations, warranties and covenants in the purchase agreement.

During the reinvestment period, pursuant to the indenture governing the 2015-1 Notes, all principal collections received on the underlying collateral may be used by the 2015-1 Issuer to purchase new collateral under the direction of Investment Adviser in its capacity as collateral manager of the 2015-1 Issuer and in accordance with the Company’s investment strategy.

The Investment Adviser serves as collateral manager to the 2015-1 Issuer under a collateral management agreement (the “Collateral Management Agreement”). Pursuant to the Collateral Management Agreement, the 2015-1 Issuer pays management fees (comprised of base management fees, subordinated management fees and incentive management fees) to the Investment Adviser for rendering collateral management services. As per the Collateral Management Agreement, for the period the Company retains all of the Preferred Interests, the Investment Adviser does not earn management fees for providing such collateral management services. The Company currently retains all of the Preferred Interests, thus the Investment Adviser did not earn any management fees from the 2015-1 Issuer for the three month periods ended March 31, 2017 and 2016. Any such waived fees may not be recaptured by the Investment Adviser.

Pursuant to an undertaking by the Company in connection with the 2015-1 Debt Securitization, the Company has agreed to hold on an ongoing basis Preferred Interests with an aggregate dollar purchase price at least equal to 5% of the aggregate outstanding amount of all collateral obligations by the 2015-1 Issuer for so long as any securities of the 2015-1 Issuer remain outstanding. As of March 31, 2017, the Company was in compliance with its undertaking.

The 2015-1 Issuer pays ongoing administrative expenses to the trustee, independent accountants, legal counsel, rating agencies and independent managers in connection with developing and maintaining reports, and providing required services in connection with the administration of the 2015-1 Issuer.

As of March 31, 2017, there were 59 first lien and second lien senior secured loans with a total fair value of approximately $389,003 securing the 2015-1 Notes. The pool of loans in the securitization must meet certain requirements, including asset mix and concentration, term, agency rating, collateral coverage, minimum coupon, minimum spread and sector diversity requirements in the indenture governing the 2015-1 Notes.

For the three month periods ended March 31, 2017 and 2016, the effective annualized weighted average interest rate, which includes amortization of debt issuance costs on the 2015-1 Notes, was 3.18% and 2.79%, respectively, based on floating LIBOR rates.

For the three month periods ended March 31, 2017 and 2016, the components of interest expense on the 2015-1 Notes were as follows:

	For the three month periods ended
	March 31, 2017	March 31, 2016
Interest expense	$2,092	$1,850
Amortization of deferred financing costs	50	51

Total interest expense and credit facility fees	$2,142	$1,901

Cash paid for interest expense	$2,059	$1,707

8. COMMITMENTS AND CONTINGENCIES

A summary of significant contractual payment obligations was as follows as of March 31, 2017 and December 31, 2016:

	SPV Credit Facility and Credit Facility		2015-1 Notes
Payment Due by Period	March 31, 2017	December 31, 2016	March 31, 2017	December 31, 2016
Less than 1 Year	$—	$—	$—	$—
1-3 Years	—	—	—	—
3-5 Years	390,608	421,885	—	—
More than 5 Years	—	—	273,000	273,000

Total	$390,608	$421,885	$273,000	$273,000

In the ordinary course of its business, the Company enters into contracts or agreements that contain indemnification or warranties. Future events could occur that lead to the execution of these provisions against the

Company. The Company believes that the likelihood of such an event is remote; however, the maximum potential exposure is unknown. No accrual has been made in the consolidated financial statements as of March 31, 2017 and December 31, 2016 for any such exposure.

As of March 31, 2017 and December 31, 2016, the Company had $1,274,174 and $1,222,358, respectively, in total capital commitments from stockholders, of which $473,514 and $421,698, respectively, was unfunded. As of March 31, 2017 and December 31, 2016, current directors had committed $821 in capital commitments to the Company.

The Company had the following unfunded commitments to fund delayed draw and revolving senior secured loans as of the indicated dates:

	Par Value as of
	March 31, 2017	December 31, 2016
Unfunded delayed draw commitments	$44,541	$35,704
Unfunded revolving term loan commitments	26,517	24,063

Total unfunded commitments	$71,058	$59,767

As of March 31, 2017, the Company had remaining commitments to fund, from time to time, capital to Credit Fund of up to $354,499. Funding of such commitments generally requires the approval of the board of Credit Fund, including the board members appointed by the Company. As of March 31, 2017, the Company had remaining commitments to fund, from time to time, mezzanine loans to Credit Fund of up to $13,956, of which $10,438 was available for borrowing based on the computation of collateral to support the borrowings.

9. NET ASSETS

The Company has the authority to issue 200,000,000 shares of common stock, $0.01 per share par value.

During the three month period ended March 31, 2017, the Company issued 5,837 shares for $108 from the reinvestment of dividends. The following table summarizes capital activity during the three month period ended March 31, 2017:

	Common Stock		Capital in Excess of Par Value	Offering Costs	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Accumulated Net Unrealized Appreciation (Depreciation) on Investments	Total Net Assets
	Shares	Amount
Balance, beginning of period	41,702,318	$417	$799,580	$(74)	$(3,207)	$(25,357)	$(7,222)	$764,137
Reinvestment of dividends	5,837	—	108	—	—	—	—	108
Net investment income (loss)	—	—	—	—	19,107	—	—	19,107
Net realized gain (loss) on investments	—	—	—	—	—	(7,694)	—	(7,694)
Net change in unrealized appreciation (depreciation) on investments	—	—	—	—	—	—	4,760	4,760
Dividends declared	—	—	—	—	(17,100)	—	—	(17,100)

Balance, end of period	41,708,155	$417	$799,688	$(74)	$(1,200)	$(33,051)	$(2,462)	$763,318

During the three month period ended March 31, 2016, the Company issued 1,819,066 shares for $33,074 including reinvestment of dividends. The following table summarizes capital activity during the three month period ended March 31, 2016:

	Common Stock		Capital in Excess of Par Value	Offering Costs	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Accumulated Net Unrealized Appreciation (Depreciation) on Investments	Total Net Assets
	Shares	Amount
Balance, beginning of period	31,524,083	$315	$613,944	$(74)	$(12,994)	$(2,411)	$(27,054)	$571,726
Common stock issued	1,815,181	18	32,982	—	—	—	—	33,000
Reinvestment of dividends	3,885	—	74	—	—	—	—	74
Net investment income (loss)	—	—	—	—	11,960	—	—	11,960
Net realized gain (loss) on investments	—	—	—	—	—	(3,577)	—	(3,577)
Net change in unrealized appreciation (depreciation) on investments	—	—	—	—	—	—	(11,091)	(11,091)
Dividends declared	—	—	—	—	(13,337)	—	—	(13,337)

Balance, end of period	33,343,149	$333	$647,000	$(74)	$(14,371)	$(5,988)	$(38,145)	$588,755

The following table summarizes total shares issued and proceeds received related to capital subscriptions for the Company’s common stock and reinvestment of dividends during the three month period ended March 31, 2017:

	Shares Issued	Proceeds Received
January 24, 2017*	5,837	$108

Total	5,837	$108

*	Represents shares issued upon the reinvestment of dividends

The following table summarizes total shares issued and proceeds received related to capital subscriptions for the Company’s common stock and reinvestment of dividends during the three month period ended March 31, 2016:

	Shares Issued	Proceeds Received
January 22, 2016*	3,885	$74
March 11, 2016	1,815,181	33,000

Total	1,819,066	$33,074

*	Represents shares issued upon the reinvestment of dividends

Subscribed but unissued shares are presented in equity with a deduction of subscriptions receivable until cash is received for a subscription. There were no subscribed but unissued shares as of March 31, 2017 and December 31, 2016.

Subscription transactions during the three month periods ended March 31, 2017 and 2016 were executed at an offering price at a premium to net asset value due to the requirement to use prior quarter net asset value as offering price unless it would result in the Company selling shares of its common stock at a price below the current net asset value and also in order to effect a reallocation of organizational costs to subsequent investors. Such subscription transactions increased net asset value by $0.00 per share and $0.01 per share, respectively, for the three month periods ended March 31, 2017 and 2016, respectively.

The Company computes earnings per common share in accordance with ASC 260, Earnings Per Share. Basic earnings per common share were calculated by dividing net increase (decrease) in net assets resulting from operations attributable to the Company by the weighted-average number of common shares outstanding for the period.

Basic and diluted earnings per common share were as follows:

	For the three month periods ended
	March 31, 2017	March 31, 2016
Net increase (decrease) in net assets resulting from operations	$16,173	$(2,708)
Weighted-average common shares outstanding	41,706,598	31,945,959

Basic and diluted earnings per common share	$0.39	$(0.08)

The following table summarizes the Company’s dividends declared and payable since inception through March 31, 2017:

Date Declared	Record Date	Payment Date	Per Share Amount		Total Amount
March 13, 2014	March 31, 2014	April 14, 2014	$0.19		$2,449
June 26, 2014	June 30, 2014	July 14, 2014	$0.27		$3,481
September 12, 2014	September 18, 2014	October 9, 2014	$0.44		$5,956
December 19, 2014	December 29, 2014	January 26, 2015	$0.35		$6,276
March 11, 2015	March 13, 2015	April 17, 2015	$0.37		$7,833
June 24, 2015	June 30, 2015	July 22, 2015	$0.37		$9,902
September 24, 2015	September 24, 2015	October 22, 2015	$0.42		$11,670
December 29, 2015	December 29, 2015	January 22, 2016	$0.40		$12,610
December 29, 2015	December 29, 2015	January 22, 2016	$0.18	(1)	$5,674
March 10, 2016	March 14, 2016	April 22, 2016	$0.40		$13,337
June 8, 2016	June 8, 2016	July 22, 2016	$0.40		$13,943
September 28, 2016	September 28, 2016	October 24, 2016	$0.40		$15,917
December 29, 2016	December 29, 2016	January 24, 2017	$0.41		$17,098
December 29, 2016	December 29, 2016	January 24, 2017	$0.07	(1)	$2,919
March 20, 2017	March 20, 2017	April 24, 2017	$0.41		$17,100

(1)	Represents a special dividend.

10. CONSOLIDATED FINANCIAL HIGHLIGHTS

The following is a schedule of consolidated financial highlights for the three month periods ended March 31, 2017 and 2016:

	For the three month periods ended
	March 31, 2017	March 31, 2016
Per Share Data:
Net asset value per share, beginning of period	$18.32	$18.14
Net investment income (loss) (1)	0.46	0.37
Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments	(0.07)	(0.46)

Net increase (decrease) in net assets resulting from operations	0.39	(0.09)

Dividends declared (2)	(0.41)	(0.40)
Effect of subscription offering price (3)	0.00	0.01

Net asset value per share, end of period	$18.30	$17.66

Number of shares outstanding, end of period	41,708,155	33,343,149
Total return (4)	2.14%	(0.44)%
Net assets, end of period	$763,318	$588,755
Ratio to average net assets (5):
Expenses net of waiver, before incentive fees	1.32%	1.42%
Expenses net of waiver, after incentive fees	1.94%	1.94%
Expenses gross of waiver, after incentive fees	2.16%	2.18%
Net investment income (loss) (6)	2.48%	2.08%
Interest expense and credit facility fees	0.72%	0.73%
Ratios/Supplemental Data:
Asset coverage, end of period	215.03%	206.60%
Portfolio turnover	10.20%	2.57%
Total committed capital, end of period	$1,274,174	$1,188,640
Ratio of total contributed capital to total committed capital, end of period	62.84%	54.53%
Weighted-average shares outstanding	41,706,598	31,945,959

(1)	Net investment income (loss) per share was calculated as net investment income (loss) for the period divided by the weighted average number of shares outstanding for the period.
(2)	Dividends declared per share was calculated as the sum of dividends declared during the period divided by the number of shares outstanding at each respective quarter-end date (refer to Note 9).
(3)	Increase is due to offering price of subscriptions during the period (refer to Note 9).
(4)	Total return (not annualized) is based on the change in net asset value per share during the period plus the declared dividends, assuming reinvestment of dividends in accordance with the dividend reinvestment plan, divided by the beginning net asset value for the period. Total return for the three month periods ended March 31, 2017 and 2016 is inclusive of $0.00 and $0.01, respectively, per share increase in net asset value for the periods related to the offering price of subscriptions. Excluding the effects of the higher offering price of subscriptions, total return (not annualized) would have been 2.14% and (0.50%), respectively (refer to Note 9).
(5)	These ratios to average net assets have not been annualized.
(6)	The net investment income ratio is net of the waiver of base management fees.

11. LITIGATION

The Company may become party to certain lawsuits in the ordinary course of business. The Company does not believe that the outcome of current matters, if any, will materially impact the Company or its consolidated financial statements. As of March 31, 2017 and December 31, 2016, the Company was not subject to any material legal proceedings, nor, to the Company’s knowledge, is any material legal proceeding threatened against the Company.

In addition, portfolio investments of the Company could be the subject of litigation or regulatory investigations in the ordinary course of business. The Company does not believe that the outcome of any current contingent liabilities of its portfolio investments, if any, will materially affect the Company or these consolidated financial statements.

12. TAX

The Company has not recorded a liability for any uncertain tax positions pursuant to the provisions of ASC 740, Income Taxes, as of March 31, 2017 and December 31, 2016.

In the normal course of business, the Company is subject to examination by federal and certain state, local and foreign tax regulators. As of March 31, 2017 and December 31, 2016, the Company had filed tax returns and therefore is subject to examination.

The Company’s taxable income for each period is an estimate and will not be finally determined until the Company files its tax return for each year. Therefore, the final taxable income, and the taxable income earned in each period and carried forward for distribution in the following period, may be different than this estimate. The estimated tax character of dividends declared for the three month periods ended March 31, 2017 and 2016 was as follows:

	For the three month periods ended
	March 31, 2017	March 31, 2016
Ordinary income	$17,100	$13,337
Tax return of capital	$—	$—

13. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date the consolidated financial statements were issued. There have been no subsequent events that require recognition or disclosure through the date the consolidated financial statements were issued, except as disclosed below.

Subsequent to March 31, 2017, the Company borrowed $45,000 under the Credit Facility and SPV Credit Facility to fund investment acquisitions. The Company also voluntarily repaid $23,504 under the Credit Facility and SPV Credit Facility.

On April 6, 2017, Credit Fund issued a capital call and delivered capital drawdown notices of $4,000 to each of the Company and Credit Partners. Proceeds from the capital call were due, and the related issuance of $8,000 of subordinated loans occurred, on April 13, 2017.

On May 5, 2017, the Company issued a capital call and delivered capital drawdown notices totaling $39,488. Proceeds from the capital call and the related issuance of 2,141,417 shares is expected on or about May 19, 2017.

On May 3, 2017, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with NF Investment Corp. (“NFIC”), a Maryland corporation and an externally managed, non-diversified closed-end investment company that has elected to be regulated as a BDC under the Investment Company Act. Both the Company and NFIC are managed by the Investment Adviser. Pursuant to the Merger Agreement, NFIC will merge with and into the Company (the “Merger”) with the Company as the surviving entity. The completion of the Merger is subject to the approval of a majority of the outstanding shares of NFIC’s common stock and other customary closing conditions. While there can be no assurances as to the exact timing, or that the Merger will be completed at all, the Company expects to complete the Merger in June 2017. If the proposed Merger is consummated, NFIC will cease to exist as a separate corporation, and each share of common stock of NFIC will be converted into the right to receive a mixture of cash and shares of common stock of the Company, par value $0.01 per share (the “Acquisition Shares” and together with such cash, the “Merger Consideration”), in accordance with the elections of the stockholders of NFIC (under which at least 5% of the Merger Consideration received by each stockholder of NFIC must be in the form of Acquisition Shares).

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders of

TCG BDC, Inc.

We have audited the accompanying consolidated statements of assets and liabilities of TCG BDC, Inc. (the “Company”), including the consolidated schedules of investments, as of December 31, 2016 and 2015, and the related consolidated statements of operations, cash flows and changes in net assets for the years ended December 31, 2016, 2015 and 2014. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our December 31, 2016 audit in accordance with the standards of the Public Company Accounting Oversight Board (United States) and in accordance with auditing standards generally accepted in the United States of America. We conducted our December 31, 2015 and 2014 audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the custodian and debt agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of TCG BDC, Inc. at December 31, 2016 and 2015, and the consolidated results of its operations, its cash flows, and the changes in its net assets for the years ended December 31, 2016, 2015 and 2014, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, NY

March 21, 2017

TCG BDC, INC.

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(dollar amounts in thousands, except per share data)

	December 31, 2016	December 31, 2015
ASSETS
Investments, at fair value
Investments—non-controlled/non-affiliated, at fair value (amortized cost of $1,332,596 and $1,079,720, respectively)	$1,323,102	$1,052,666
Investments—controlled/affiliated, at fair value (amortized cost of $97,385 and $0, respectively)	99,657	—

Total investments, at fair value (amortized cost of $1,429,981 and $1,079,720, respectively)	1,422,759	1,052,666
Cash and cash equivalents	38,489	41,837
Receivable for investment sold	19,750	1,987
Deferred financing costs	3,308	3,877
Interest receivable non-controlled/non-affiliated investments	3,407	3,279
Interest and dividend receivable from controlled/affiliated investments	2,400	—
Prepaid expenses and other assets	42	386

Total assets	$1,490,155	$1,104,032

LIABILITIES
Secured borrowings (Note 6)	$421,885	$234,313
2015-1 Notes payable, net of unamortized debt issuance costs of $2,151 and $2,356, respectively (Note 7)	270,849	270,644
Due to Investment Adviser	215	189
Interest and credit facility fees payable (Notes 6 and 7)	3,599	2,577
Dividend payable (Note 9)	20,018	18,284
Base management and incentive fees payable (Note 4)	8,157	5,277
Administrative service fees payable (Note 4)	137	97
Other accrued expenses and liabilities	1,158	925

Total liabilities	726,018	532,306

Commitments and contingencies (Notes 8 and 11)
NET ASSETS
Common stock, $0.01 par value; 200,000,000 shares authorized; 41,702,318 shares and 31,524,083 shares, respectively, issued and outstanding	417	315
Paid-in capital in excess of par value	799,580	613,944
Offering costs	(74)	(74)
Accumulated net investment income (loss), net of cumulative dividends of $129,065 and $65,851, respectively	(3,207)	(12,994)
Accumulated net realized gain (loss)	(25,357)	(2,411)
Accumulated net unrealized appreciation (depreciation)	(7,222)	(27,054)

Total net assets	$764,137	$571,726

NET ASSETS PER SHARE	$18.32	$18.14

The accompanying notes are an integral part of these consolidated financial statements.

TCG BDC, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(dollar amounts in thousands, except per share data)

	For the years ended December 31,
	2016	2015	2014
Investment income:
Interest income from non-controlled/non-affiliated investments	$101,196	$68,356	$32,740
Other income from non-controlled/non-affiliated investments	6,635	834	244
Interest income from controlled/affiliated investments	1,465	—	—
Dividend income from controlled/affiliated investments	1,675	—	—

Total investment income	110,971	69,190	32,984

Expenses:
Base management fees (Note 4)	18,539	13,361	6,559
Incentive fees (Note 4)	14,905	8,881	3,578
Professional fees	2,103	1,845	2,169
Administrative service fees (Note 4)	703	595	626
Interest expense (Notes 6 and 7)	16,462	9,582	3,648
Credit facility fees (Note 6)	2,573	1,898	3,052
Directors’ fees and expenses	553	419	395
Other general and administrative	1,692	1,539	883

Total expenses	57,530	38,120	20,910
Waiver of base management fees (Note 4)	6,180	4,454	2,186

Net expenses	51,350	33,666	18,724

Net investment income (loss)	59,621	35,524	14,260
Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments:
Net realized gain (loss) on investments—non-controlled/non-affiliated	(9,644)	1,164	72
Net change in unrealized appreciation (depreciation) on investments—non-controlled/non-affiliated	17,560	(18,015)	(8,718)
Net change in unrealized appreciation (depreciation) on investments—controlled/affiliated	2,272	—	—

Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments	10,188	(16,851)	(8,646)

Net increase (decrease) in net assets resulting from operations	$69,809	$18,673	$5,614

Basic and diluted earnings per common share (Note 9)	$1.93	$0.75	$0.43

Weighted-average shares of common stock outstanding—Basic and Diluted (Note 9)	36,152,390	24,830,200	13,091,544

Dividends declared per common share (Note 9)	$1.68	$1.74	$1.25

The accompanying notes are an integral part of these consolidated financial statements.

TCG BDC, INC.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(dollar amounts in thousands)

	For the years ended December 31,
	2016	2015	2014
Increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$59,621	$35,524	$14,260
Net realized gain (loss) on investments	(9,644)	1,164	72
Net change in unrealized appreciation (depreciation) on investments	19,832	(18,015)	(8,718)

Net increase (decrease) in net assets resulting from operations	69,809	18,673	5,614

Capital transactions:
Common stock issued	185,537	262,354	164,769
Reinvestment of dividends	279	131	34
Dividends declared (Note 12)	(63,214)	(47,689)	(18,162)

Net increase (decrease) in net assets resulting from capital share transactions	122,602	214,796	146,641

Net increase (decrease) in net assets	192,411	233,469	152,255

Net assets at beginning of year	571,726	338,257	186,002

Net assets at end of year	$764,137	$571,726	$338,257

The accompanying notes are an integral part of these consolidated financial statements.

TCG BDC, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(dollar amounts in thousands)

	For the years ended December 31,
	2016	2015	2014
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$69,809	$18,673	$5,614
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Amortization of deferred financing costs	1,417	1,051	1,820
Net accretion of discount on investments	(5,605)	(3,035)	(1,108)
Net realized (gain) loss on investments	9,644	(1,164)	(72)
Net change in unrealized (appreciation) depreciation on investments	(19,832)	18,015	8,718
Cost of investments purchased and change in payable for investments purchased	(755,654)	(653,154)	(565,432)
Proceeds from sales and repayments of investments and change in receivable for investments sold	383,591	228,004	121,229
Changes in operating assets:
Interest receivable	(1,203)	1,233	(2,828)
Dividend receivable	(1,325)	—	—
Prepaid expenses and other assets	344	(229)	(117)
Changes in operating liabilities:
Due to Investment Adviser	26	148	25
Interest and credit facility fees payable	1,022	1,384	643
Base management and incentive fees payable	2,880	(1,042)	5,694
Administrative service fees payable	40	6	(40)
Other accrued expenses and liabilities	233	165	91

Net cash provided by (used in) operating activities	(314,613)	(389,945)	(425,763)

Cash flows from financing activities:
Proceeds from issuance of common stock	185,537	262,354	164,769
Borrowings on SPV Credit Facility and Credit Facility	566,351	402,200	420,023
Repayments of SPV Credit Facility and Credit Facility	(378,779)	(476,328)	(178,404)
Proceeds from issuance of 2015-1 Notes	—	273,000	—
Debt issuance costs paid	(643)	(2,648)	(2,029)
Dividends paid in cash	(61,201)	(35,550)	(11,852)

Net cash provided by (used in) financing activities	311,265	423,028	392,507

Net increase (decrease) in cash and cash equivalents	(3,348)	33,083	(33,256)
Cash and cash equivalents, beginning of year	41,837	8,754	42,010

Cash and cash equivalents, end of year	$38,489	$41,837	$8,754

Supplemental disclosures:
Offering expenses and debt issuance costs due	$—	$1	$—
Interest paid during the year	$15,267	$8,083	$2,882
Dividends declared during the year	$63,214	$47,689	$18,162
Reinvestment of dividends	$279	$131	$34

The accompanying notes are an integral part of these consolidated financial statements.

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of December 31, 2016

(dollar amounts in thousands)

Investments—non-controlled/non-affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
First Lien Debt (80.09%)
Access CIG, LLC (2)(3)(4)(13)	Business Services	L + 5.00% (1.00% Floor)	10/17/2021	$18,335	$18,222	$18,335	2.40%
Advanced Instruments, LLC (2)(3)(4)(5)(13)(15)	Healthcare & Pharmaceuticals	L + 5.25% (1.00% Floor)	10/31/2022	22,500	22,019	22,252	2.91
AF Borrower LLC (Accuvant) (2)(3)(4)	High Tech Industries	L + 5.25% (1.00% Floor)	1/28/2022	16,113	15,923	16,113	2.11
Alpha Packaging Holdings, Inc. (2)(3)(4)(13)	Containers, Packaging & Glass	L + 4.25% (1.00% Floor)	5/12/2020	11,322	11,313	11,322	1.48
Anaren, Inc. (2)(3)(4)(13)	Telecommunications	L + 4.50% (1.00% Floor)	2/18/2021	10,869	10,800	10,869	1.42
Audax AAMP Holdings, Inc. (2)(3)(4)(13)	Durable Consumer Goods	L + 6.00% (1.00% Floor)	6/24/2017	10,424	10,400	10,348	1.35
BAART Programs, Inc. (2)(4)(16)	Healthcare & Pharmaceuticals	L + 7.75% (0.00% Floor)	10/9/2021	7,406	7,355	7,534	0.99
Brooks Equipment Company, LLC (2)(3)(4)(13)	Construction & Building	L + 5.00% (1.00% Floor)	8/29/2020	6,694	6,657	6,683	0.87
Capstone Logistics Acquisition, Inc. (2)(3)(4)(13)	Transportation: Cargo	L + 4.50% (1.00% Floor)	10/7/2021	19,478	19,337	19,212	2.51
Captive Resources Midco, LLC (2)(3)(4)(13)(15)	Banking, Finance, Insurance & Real Estate	L + 5.75% (1.00% Floor)	6/30/2020	29,050	28,683	29,009	3.80
Central Security Group, Inc. (2)(3)(4)(13)(16)	Consumer Services	L + 5.63% (1.00% Floor)	10/6/2020	28,658	28,300	28,557	3.74
CIP Revolution Holdings, LLC (2)(3)(5)(15)	Media: Advertising, Printing & Publishing	L + 6.00% (1.00% Floor)	8/19/2021	16,500	16,325	16,585	2.17
Colony Hardware Corporation (2)(3)(4)(13)	Construction & Building	L + 6.00% (1.00% Floor)	10/23/2021	17,038	16,806	17,038	2.23
Datapipe, Inc. (2)(3)(13)(16)	Telecommunications	L + 4.75% (1.00% Floor)	3/15/2019	9,750	9,666	9,764	1.28
Dent Wizard International Corporation (2)(3)(4)(13)(16)	Automotive	L + 4.75% (1.00% Floor)	4/7/2020	7,216	7,190	7,216	0.94
Derm Growth Partners III, LLC (Dermatology Associates) (2)(3)(4)(5)(13)(15)	Healthcare & Pharmaceuticals	L + 6.50% (1.00% Floor)	5/31/2022	32,929	32,393	32,958	4.31
Dimensional Dental Management, LLC (2)(3)(5)(12)(15)	Healthcare & Pharmaceuticals	L + 7.00% (1.00% Floor)	2/12/2021	18,000	17,601	17,811	2.33
Dimora Brands, Inc. (fka TK USA Enterprises, Inc.) (2)(3)(5)(15)	Construction & Building	L + 4.50% (1.00% Floor)	4/4/2022	—	(60)	(30)	0.00
Direct Travel, Inc. (2)(3)(4)(5)(13)(15)	Hotel, Gaming & Leisure	L + 6.50% (1.00% Floor)	12/1/2021	12,842	12,420	12,712	1.66
EIP Merger Sub, LLC (Evolve IP) (2)(3)(5)(12)	Telecommunications	L + 6.25% (1.00% Floor)	6/7/2021	23,750	23,098	23,242	3.04
Emerging Markets Communications, LLC (2)(3)(4)(8)(13)	Telecommunications	L + 5.75% (1.00% Floor)	7/1/2021	17,730	16,299	17,730	2.32
EP Minerals, LLC (2)(3)(4)(13)	Metals & Mining	L + 4.50% (1.00% Floor)	8/20/2020	10,264	10,232	10,259	1.34
FCX Holdings Corp. (2)(3)(4)(13)(16)	Capital Equipment	L + 4.50% (1.00% Floor)	8/4/2020	9,856	9,852	9,856	1.29
Genex Holdings, Inc. (2)(3)(13)(16)	Banking, Finance, Insurance & Real Estate	L + 4.25% (1.00% Floor)	5/30/2021	4,200	4,187	4,196	0.55
Global Software, LLC (2)(3)(4)(13)(16)	High Tech Industries	L + 5.50% (1.00% Floor)	5/2/2022	16,163	15,880	16,163	2.12
Green Energy Partners/Stonewall LLC (2)(3)(5)(13)	Energy: Electricity	L + 5.50% (1.00% Floor)	11/13/2021	16,600	16,475	16,598	2.17
Green Plains II LLC (2)(3)(4)(5)(13)(15)	Beverage, Food & Tobacco	L + 7.00% (1.00% Floor)	10/03/2022	15,205	15,059	15,379	2.01
Hummel Station LLC (2)(3)(5)(13)(16)	Energy: Electricity	L + 6.00% (1.00% Floor)	10/27/2022	21,000	20,308	20,160	2.64
Imagine! Print Solutions, LLC (2)(3)(4)(13)	Media: Advertising, Printing & Publishing	L + 6.00% (1.00% Floor)	3/30/2022	18,461	18,213	18,603	2.43

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2016

(dollar amounts in thousands)

Investments—non-controlled/non-affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
First Lien Debt (80.09%) (continued)
Imperial Bag & Paper Co. LLC (2)(3)(4)(13)(16)	Forest Products & Paper	L + 6.00% (1.00% Floor)	1/7/2022	$24,074	$23,752	$23,924	3.13%
Indra Holdings Corp. (Totes Isotoner) (2)(3)(5)(13)	Non-durable Consumer Goods	L + 4.25% (1.00% Floor)	5/1/2021	14,224	14,130	10,553	1.38
International Medical Group, Inc. (2)(3)(5)(12)	Banking, Finance, Insurance & Real Estate	L + 6.50% (1.00% Floor)	10/30/2020	30,000	29,505	30,237	3.96
Jackson Hewitt Inc. (2)(3)(4)(13)	Retail	L + 7.00% (1.00% Floor)	7/30/2020	8,758	8,625	8,320	1.09
Metrogistics LLC (2)(3)(4)(5)(13)	Transportation: Cargo	L + 6.50% (1.00% Floor)	9/30/2022	15,200	14,986	15,094	1.98
MSX International, Inc. (2)(3)(4)(13)	Automotive	L + 5.00% (1.00% Floor)	8/21/2020	8,940	8,882	8,940	1.17
National Technical Systems, Inc. (2)(3)(4)(13)(15)	Aerospace & Defense	L + 6.25% (1.00% Floor)	6/12/2021	25,123	24,854	23,927	3.13
NES Global Talent Finance US LLC (United Kingdom) (2)(3)(4)(8)(13)	Energy: Oil & Gas	L + 5.50% (1.00% Floor)	10/3/2019	11,250	11,132	10,911	1.43
OnCourse Learning Corporation (2)(3)(4)(5)(13)(15)(16)	Consumer Services	L + 6.50% (1.00% Floor)	9/12/2021	26,141	25,770	26,220	3.43
Paradigm Acquisition Corp. (2)(3)(4)(13)	Business Services	L + 5.00% (1.00% Floor)	6/2/2022	23,246	22,963	23,223	3.04
Pelican Products, Inc. (2)(3)(4)(13)	Containers, Packaging & Glass	L + 4.25% (1.00% Floor)	4/11/2020	7,643	7,654	7,593	0.99
Plano Molding Company, LLC (2)(3)(4)(5)(13)	Hotel, Gaming & Leisure	L + 7.00% (1.00% Floor)	5/12/2021	18,163	18,030	17,302	2.26
PPT Management Holdings, LLC (2)(3)(5)	Healthcare & Pharmaceuticals	L + 6.00% (1.00% Floor)	12/16/2022	22,500	22,288	22,426	2.93
Premier Senior Marketing, LLC (2)(3)(5)(16)	Banking, Finance, Insurance & Real Estate	L + 5.00% (1.00% Floor)	7/1/2022	3,741	3,690	3,741	0.49
Product Quest Manufacturing, LLC (2)(3)(4)(5)(12)	Containers, Packaging & Glass	L + 5.75% (1.00% Floor)	9/9/2020	28,000	27,565	25,838	3.38
Prowler Acquisition Corp. (Pipeline Supply and Service, LLC) (2)(3)(4)	Wholesale	L + 4.50% (1.00% Floor)	1/28/2020	10,798	10,739	8,101	1.06
PSC Industrial Holdings Corp (2)(3)(4)(13)	Environmental Industries	L + 4.75% (1.00% Floor)	12/5/2020	11,760	11,679	11,290	1.48
PSI Services LLC (2)(3)(4)(5)(12)(16)	Business Services	L + 6.75% (1.00% Floor)	2/27/2021	32,705	32,022	34,784	4.56
PT Intermediate Holdings III, LLC (Parts Town) (2)(3)(4)(5)(13)(15)	Wholesale	L + 6.50% (1.00% Floor)	6/23/2022	17,417	17,215	17,563	2.30
QW Holding Corporation (Quala) (2)(3)(4)(5)(13)	Environmental Industries	L + 6.75% (1.00% Floor)	8/31/2022	29,925	29,084	30,009	3.93
Reliant Pro Rehab, LLC (2)(3)(5)(12)	Healthcare & Pharmaceuticals	L + 10.00% (1.00% Floor)	12/29/2017	22,331	22,024	22,331	2.92
SolAero Technologies Corp. (2)(3)(4)(5)	Telecommunications	L + 5.25% (1.00% Floor)	12/10/2020	19,677	19,541	18,901	2.47
Superior Health Linens, LLC (2)(3)(4)(5)(13)(15)	Business Services	L + 6.50% (1.00% Floor)	9/30/2021	19,206	18,891	19,068	2.50
T2 Systems, Inc. (2)(3)(4)(5)(13)(15)(16)	Transportation: Consumer	L + 6.75% (1.00% Floor)	9/28/2022	22,950	22,333	23,208	3.04
T2 Systems Canada, Inc. (2)(3)(5)(16)	Transportation: Consumer	L + 6.75% (1.00% Floor)	9/28/2022	4,050	3,952	4,090	0.54

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2016

(dollar amounts in thousands)

Investments—non-controlled/non-affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
First Lien Debt (80.09%) (continued)
Teaching Strategies, LLC (2)(3)(4)(13)	Media: Advertising, Printing & Publishing	L + 5.50% (0.50% Floor)	10/1/2019	$13,369	$13,333	$13,369	1.75%
The Hilb Group, LLC (2)(3)(5)(12)(15)	Banking, Finance, Insurance & Real Estate	L + 6.50% (1.00% Floor)	6/24/2021	29,682	29,113	29,826	3.90
The SI Organization, Inc. (2)(3)(4)(13)	Aerospace & Defense	L + 4.75% (1.00% Floor)	11/23/2019	8,574	8,527	8,676	1.15
The Topps Company, Inc. (2)(3)(4)(13)	Non-durable Consumer Goods	L + 6.00% (1.25% Floor)	10/2/2020	18,707	18,629	18,795	2.46
TruckPro, LLC (2)(3)(4)(13)(16)	Automotive	L + 5.00% (1.00% Floor)	8/6/2018	9,292	9,267	9,262	1.21
Tweddle Group, Inc. (2)(3)(4)(13)	Media: Advertising, Printing & Publishing	L + 6.00% (1.00% Floor)	10/24/2022	16,200	15,885	16,114	2.11
TwentyEighty, Inc. (fka Miller Heiman, Inc.) (2)(3)(5)(10)(13)	Business Services	L + 6.00% (1.00% Floor)	9/30/2019	18,719	18,571	7,628	1.00
U.S. Farathane, LLC (2)(3)(4)(13)	Automotive	L + 4.75% (1.00% Floor)	12/23/2021	1,925	1,895	1,925	0.25
U.S. TelePacific Holdings Corp. (2)(3)(5)	Telecommunications	L + 8.50% (1.00% Floor)	2/24/2021	30,000	29,149	29,853	3.91
Vetcor Professional Practices, LLC (2)(3)(4)(5)(13)(15)	Consumer Services	L + 6.25% (1.00% Floor)	4/20/2021	25,001	24,623	25,164	3.29
Violin Finco S.A.R.L. (Alexander Mann Solutions) (United Kingdom) (2)(3)(4)(8)(13)	Business Services	L + 4.75% (1.00% Floor)	12/20/2019	10,065	10,012	10,058	1.32
Vistage Worldwide, Inc. (2)(3)(4)(13)(16)	Business Services	L + 5.50% (1.00% Floor)	8/19/2021	28,757	28,524	28,688	3.75
Vitera Healthcare Solutions, LLC (2)(3)(4)(13)	Healthcare & Pharmaceuticals	L + 5.00% (1.00% Floor)	11/4/2020	9,104	9,050	9,078	1.19
Winchester Electronics Corporation (2)(3)(4)(5)(13)(15)	Capital Equipment	L + 6.50% (1.00% Floor)	6/30/2022	27,367	26,959	27,460	3.59
Zest Holdings, LLC (2)(3)(4)(13)	Durable Consumer Goods	L + 4.75% (1.00% Floor)	8/16/2020	9,530	9,530	9,584	1.25

First Lien Debt Total					$1,145,326	$1,139,548	149.13%

Second Lien Debt (12.08%)
AF Borrower LLC (Accuvant) (2)(3)(5)	High Tech Industries	L + 9.00% (1.00% Floor)	1/30/2023	$8,000	$7,934	$8,000	1.05%
AIM Group USA Inc. (2)(3)(5)(13)	Aerospace & Defense	L + 9.00% (1.00% Floor)	8/2/2022	23,000	22,701	23,196	3.04
AmeriLife Group, LLC (2)(3)(5)	Banking, Finance, Insurance &Real Estate	L + 8.75% (1.00% Floor)	1/10/2023	20,000	19,656	19,208	2.51
Argon Medical Devices, Inc. (2)(3)(4)(5)	Healthcare & Pharmaceuticals	L + 9.50% (1.00% Floor)	6/23/2022	24,000	23,363	24,233	3.17
Berlin Packaging L.L.C. (2)(3)(5)(13)	Containers, Packaging & Glass	L + 6.75% (1.00% Floor)	10/1/2022	2,927	2,910	2,953	0.39
Charter NEX US Holdings, Inc. (2)(3)(5)(13)	Chemicals, Plastics & Rubber	L + 8.25% (1.00% Floor)	2/5/2023	7,394	7,303	7,468	0.98
Confie Seguros Holding II Co. (2)(3)(5)(16)	Banking, Finance, Insurance & Real Estate	L + 9.00% (1.25% Floor)	5/8/2019	12,000	11,921	11,918	1.56
Drew Marine Group Inc. (2)(3)(4)(5)(13)	Chemicals, Plastics & Rubber	L + 7.00% (1.00% Floor)	5/19/2021	12,500	12,481	12,333	1.61

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2016

(dollar amounts in thousands)

Investments—non-controlled/non-affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
Second Lien Debt (12.08%) (continued)
Genex Holdings, Inc. (2)(3)(5)	Banking, Finance, Insurance & Real Estate	L + 7.75% (1.00% Floor)	5/30/2022	$7,990	$7,915	$7,978	1.04%
Institutional Shareholder Services Inc. (2)(3)(5)(13)	Banking, Finance, Insurance & Real Estate	L + 8.50% (1.00% Floor)	4/29/2022	12,500	12,408	12,359	1.62
Jazz Acquisition, Inc. (Wencor) (2)(3)(5)(13)	Aerospace & Defense	L + 6.75% (1.00% Floor)	6/19/2022	6,700	6,677	5,572	0.73
MRI Software, LLC (2)(3)(5)	Software	L + 8.00% (1.00% Floor)	6/23/2022	11,250	11,110	11,265	1.47
Power Stop, LLC (5)(9)	Automotive	11.00%	5/29/2022	10,000	9,831	9,863	1.29
Prowler Acquisition Corp. (Pipeline Supply and Service, LLC) (2)(3)(5)	Wholesale	L + 8.50% (1.00% Floor)	7/28/2020	3,000	2,960	1,682	0.22
Vitera Healthcare Solutions, LLC (2)(3)(4)	Healthcare & Pharmaceuticals	L + 8.25% (1.00% Floor)	11/4/2021	2,000	1,979	1,945	0.26
Watchfire Enterprises, Inc. (2)(3)(5)(13)	Media: Advertising, Printing & Publishing	L + 8.00% (1.00% Floor)	10/2/2021	7,000	6,932	6,976	0.91
Zywave, Inc. (2)(3)(5)	High Tech Industries	L + 9.00% (1.00% Floor)	11/17/2023	4,950	4,879	4,915	0.64

Second Lien Debt Total					$172,960	$171,864	22.49%

Investments—non-controlled/non-affiliated (1)	Industry	Maturity Date	Par Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
Structured Finance Obligations (0.37%) (5)(8)(11)
1776 CLO I, Ltd., Subordinated Notes	Structured Finance	5/8/2020	$11,750	$6,739	$2,761	0.36%
Clydesdale CLO 2005, Ltd., Subordinated Notes	Structured Finance	12/6/2017	5,750	—	10	0.00
MSIM Peconic Bay, Ltd., Subordinated Notes	Structured Finance	7/20/2019	4,500	63	5	0.00
Nautique Funding Ltd., Income Notes	Structured Finance	4/15/2020	5,000	2,437	2,440	0.32

Structured Finance Obligations Total				$9,239	$5,216	0.68%

Investments—non-controlled/non-affiliated (1)	Industry	Shares/ Units	Cost	Fair Value (7)	Percentage of Net Assets
Equity Investments (0.46%) (5)
CIP Revolution Investments, LLC	Media: Advertising, Printing & Publishing	30,000	$300	$352	0.05%
Derm Growth Partners III, LLC (Dermatology Associates)	Healthcare & Pharmaceuticals	1,000,000	1,000	976	0.13
GS Holdco LLC (Global Software, LLC)	High Tech Industries	1,000,000	1,001	1,126	0.15
Power Stop Intermediate Holdings, LLC	Automotive	7,150	715	1,208	0.16
T2 Systems Parent Corporation	Transportation: Consumer	555,556	556	584	0.07
THG Acquisition, LLC (The Hilb Group, LLC)	Banking, Finance, Insurance & Real Estate	1,500,000	1,499	2,228	0.29

Equity Investments Total			$5,071	$6,474	0.85%

Total investments—non-controlled/non-affiliated			$1,332,596	$1,323,102	173.15%

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2016

(dollar amounts in thousands)

Investments—controlled/affiliated	Industry	Interest Rate (2)	Maturity Date	Par Amount/ LLC Interest	Cost	Fair Value (7)	Percentage of Net Assets
Investment Fund (7.00%) (8)
Middle Market Credit Fund, LLC, Mezzanine Loan (2)(5)(9)(14)	Investment Fund	L + 9.50%	6/24/2017	$62,384	$62,384	$62,384	8.16%
Middle Market Credit Fund, LLC, Subordinated Loan and Member’s Interest (5)(14)	Investment Fund	0.001	3/1/2021	35,000	35,001	37,273	4.88

Investment Fund Total					$97,385	$99,657	13.04%

Total investments—controlled/affiliated					$97,385	$99,657	13.04%

Total investments					$1,429,981	$1,422,759	186.19%

(1)	Unless otherwise indicated, issuers of debt and equity investments held by TCG BDC, Inc. (together with its consolidated subsidiaries, “we,” “us,” “our,” “TCG BDC” or the “Company”) are domiciled in the United States and issuers of structured finance obligations are domiciled in the Cayman Islands. Under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “Investment Company Act”), the Company would be deemed to “control” a portfolio company if the Company owned more than 25% of its outstanding voting securities and/or held the power to exercise control over the management or policies of the portfolio company. As of December 31, 2016, the Company does not “control” any of these portfolio companies. Under the Investment Company Act, the Company would be deemed an “affiliated person” of a portfolio company if the Company owns 5% or more of the portfolio company’s outstanding voting securities. As of December 31, 2016, the Company is not an “affiliated person” of any of these portfolio companies.
(2)	Variable rate loans to the portfolio companies bear interest at a rate that may be determined by reference to either LIBOR (“L”) or an alternate base rate (commonly based on the Federal Funds Rate or the U.S. Prime Rate), which generally resets quarterly. For each such loan, the Company has provided the interest rate in effect as of December 31, 2016. As of December 31, 2016, all of our LIBOR loans were indexed to the 90-day LIBOR rate at 1.00%, except for those loans as indicated in Note 16 below.
(3)	Loan includes interest rate floor feature.
(4)	Denotes that all or a portion of the assets are owned by the Company’s wholly owned subsidiary, TCG BDC SPV LLC (the “SPV”). The SPV has entered into a senior secured revolving credit facility (as amended, the “SPV Credit Facility”). The lenders of the SPV Credit Facility have a first lien security interest in substantially all of the assets of the SPV (see Note 6, Borrowings). Accordingly, such assets are not available to creditors of the Company or Carlyle GMS Finance MM CLO 2015-1 LLC (the “2015-1 Issuer”), a wholly owned and consolidated subsidiary of the Company.
(5)	Denotes that all or a portion of the assets are owned by the Company. The Company has entered into a senior secured revolving credit facility (as amended, the “Credit Facility”). The lenders of the Credit Facility have a first lien security interest in substantially all of the portfolio investments held by the Company (see Note 6, Borrowings). Accordingly, such assets are not available to creditors of the SPV or the 2015-1 Issuer.
(6)	Amortized cost represents original cost, including origination fees, adjusted for the accretion/amortization of discounts/premiums, as applicable, on debt investments using the effective interest method. Equity tranche collateralized loan obligation (“CLO”) fund investments, which are referred to as “structured finance obligations”, are recorded at amortized cost using the effective interest method.

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2016

(dollar amounts in thousands)

(7)	Fair value is determined in good faith by or under the direction of the Board of Directors of the Company (see Note 2, Significant Accounting Policies, and Note 3, Fair Value Measurements), pursuant to the Company’s valuation policy.
(8)	The Company has determined the indicated investments are non-qualifying assets under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.
(9)	Represents a corporate mezzanine loan, which is subordinated to senior secured term loans of the portfolio company/investment fund.
(10)	Loan was on non-accrual status as of December 31, 2016.
(11)	As of December 31, 2016, the Company has a greater than 25% but less than 50% equity or subordinated notes ownership interest in certain structured finance obligations. These investments have governing documents that preclude the Company from controlling management of the entity and therefore the Company has determined that the issuer of the investment is not a controlled affiliate or a non-controlled affiliate because the investments are not “voting securities”.
(12)	In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company is entitled to receive additional interest as a result of an agreement among lenders as follows: Dimensional Dental Management, LLC (4.54%), EIP Merger Sub, LLC (Evolve IP) (3.84%), International Medical Group, Inc. (4.64%), Product Quest Manufacturing, LLC (3.54%), PSI Services LLC (4.40%), Reliant Pro Rehab, LLC (nil) and The Hilb Group, LLC (3.96%). Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/last out loan, which has a secondary priority behind the first lien/first out loan with respect to principal, interest and other payments.
(13)	Denotes that all or a portion of the assets are owned by the 2015-1 Issuer and secure the notes issued in connection with a $400 million term debt securitization completed by the Company on June 26, 2015 (see Note 7, 2015-1 Notes). Accordingly, such assets are not available to the creditors of the SPV or the Company.
(14)	Under the Investment Company Act, the Company is deemed to be an “affiliated person” of and “control” this investment fund because the Company owns more than 25% of the investment fund’s outstanding voting securities and/or has the power to exercise control over management or policies of such investment fund. See Note 5, Middle Market Credit Fund, LLC, for more details.

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2016

(dollar amounts in thousands)

(15)	As of December 31, 2016, the Company had the following unfunded commitments to fund delayed draw and revolving senior secured loans:

Investments—non controlled/non-affiliated	Type	Unused Fee	Par/ Principal Amount	Fair Value
First Lien Debt—unfunded delayed draw and revolving term loans commitments
Advanced Instruments, LLC	Revolver	0.50%	$2,500	$(25)
Captive Resources Midco, LLC	Revolver	0.50%	1,875	(2)
Captive Resources Midco, LLC	Delayed Draw	1.25%	3,125	(4)
CIP Revolution Holdings, LLC	Revolver	0.50%	1,331	6
CIP Revolution Holdings, LLC	Delayed Draw	0.75%	1,331	6
Derm Growth Partners III, LLC (Dermatology Associates)	Revolver	0.50%	1,672	1
Derm Growth Partners III, LLC (Dermatology Associates)	Delayed Draw	1.00%	5,247	4
Dimensional Dental Management, LLC	Delayed Draw	1.00%	2,507	(23)
Dimora Brands, Inc. (fka TK USA Enterprises, Inc.)	Revolver	0.50%	4,750	(30)
Direct Travel, Inc.	Delayed Draw	1.00%	9,658	(56)
Green Plains II LLC	Revolver	0.50%	1,352	14
National Technical Systems, Inc.	Revolver	0.50%	2,031	(102)
National Technical Systems, Inc.	Delayed Draw	1.00%	4,469	(165)
OnCourse Learning Corporation	Revolver	0.50%	859	2
PT Intermediate Holdings III, LLC (Parts Town)	Revolver	0.50%	2,025	15
Superior Health Linens, LLC	Revolver	0.50%	2,735	(17)
T2 Systems, Inc.	Revolver	0.50%	2,933	29
The Hilb Group, LLC	Delayed Draw	1.00%	3,810	16
Vetcor Professional Practices, LLC	Delayed Draw	1.00%	3,057	18
Winchester Electronics Corporation	Delayed Draw	1.00%	2,500	8

Total unfunded commitments			$59,767	$(305)

(16)	As of December 31, 2016, this LIBOR loan was indexed to the 30-day LIBOR rate at 0.77%.

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2016

(dollar amounts in thousands)

As of December 31, 2016, investments at fair value consisted of the following:

Type—% of Fair Value	Amortized Cost	Fair Value	% of Fair Value
First Lien Debt	$1,145,326	$1,139,548	80.09%
Second Lien Debt	172,960	171,864	12.08
Structured Finance Obligations	9,239	5,216	0.37
Equity Investments	5,071	6,474	0.46
Investment Fund	97,385	99,657	7.00

Total	$1,429,981	$1,422,759	100.00%

Type—% of Fair Value of First and Second Lien Debt	Amortized Cost	Fair Value	% of Fair Value
Floating Rate	$1,308,455	$1,301,549	99.25%
Fixed Rate	9,831	9,863	0.75

Total	$1,318,286	$1,311,412	100.00%

The industrial composition of investments at fair value as of December 31, 2016 was as follows:

Industry	Amortized Cost	Fair Value	% of Fair Value
Aerospace & Defense	$62,759	$61,371	4.31%
Automotive	37,780	38,414	2.7
Banking, Finance, Insurance & Real Estate	148,577	150,700	10.59
Beverage, Food & Tobacco	15,059	15,379	1.08
Business Services	149,205	141,784	9.97
Capital Equipment	36,811	37,316	2.62
Chemicals, Plastics & Rubber	19,784	19,801	1.39
Construction & Building	23,403	23,691	1.67
Consumer Services	78,693	79,941	5.62
Containers, Packaging & Glass	49,442	47,706	3.35
Durable Consumer Goods	19,930	19,932	1.04
Energy: Electricity	36,783	36,758	2.59
Energy: Oil & Gas	11,132	10,911	0.77
Environmental Industries	40,763	41,299	2.90
Forest Products & Paper	23,752	23,924	1.68
Healthcare & Pharmaceuticals	159,072	161,544	11.36
High Tech Industries	45,617	46,317	3.26
Hotel, Gaming & Leisure	30,450	30,014	2.11
Investment Fund	97,385	99,657	7.00
Media: Advertising, Printing & Publishing	70,988	71,999	5.06
Metals & Mining	10,232	10,259	0.72
Non-durable Consumer Goods	32,759	29,348	2.06
Retail	8,625	8,320	0.58
Software	11,110	11,265	0.79
Structured Finance	9,239	5,216	0.37

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2016

(dollar amounts in thousands)

Industry	Amortized Cost	Fair Value	% of Fair Value
Telecommunications	$108,553	$110,359	7.76%
Transportation: Cargo	34,323	34,306	2.41
Transportation: Consumer	26,841	27,882	1.96
Wholesale	30,914	27,346	1.92

Total	$1,429,981	$1,422,759	100.00%

The geographical composition of investments at fair value as of December 31, 2016 was as follows:

Geography	Amortized Cost	Fair Value	% of Fair Value
Cayman Islands	$9,239	$5,216	0.37%
United Kingdom	21,144	20,969	1.47
United States	1,399,598	1,396,574	98.16

Total	$1,429,981	$1,422,759	100.00%

The accompanying notes are an integral part of these consolidated financial statements.

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of December 31, 2015

(dollar amounts in thousands)

Investments—non-controlled/non-affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
First Lien Debt (75.53%)
Access CIG, LLC (2)(3)(4)(13)	Business Services	L + 5.00% (1.00% Floor)	10/17/2021	$18,522	$18,388	$18,291	3.20%
AF Borrower LLC (Accuvant) (2)(3)(5)(13)	High Tech Industries	L + 5.25% (1.00% Floor)	1/28/2022	16,277	16,055	15,829	2.77
Alpha Packaging Holdings, Inc. (2)(3)(4)(13)	Containers, Packaging & Glass	L + 4.25% (1.00% Floor)	5/12/2020	11,409	11,398	11,180	1.96

Anaren, Inc. (2)(3)(4)(13)	Telecommunications	L + 4.50% (1.00% Floor)	2/18/2021	10,981	10,898	10,759	1.88
APX Group, Inc. (5)(8)	Consumer Services	6.38%	12/1/2019	10,000	9,749	9,575	1.67
Audax AAMP Holdings, Inc. (2)(3)(4)(13)	Durable Consumer Goods	L + 5.50% (1.00% Floor)	6/24/2017	11,025	10,954	10,885	1.90
BAART Programs, Inc. (2)(4)(15)	Healthcare & Pharmaceuticals	L + 8.07% (0.00% Floor)	10/9/2021	7,481	7,422	7,556	1.32
Blue Bird Body Company (2)(3)(4)(8)(13)	Transportation: Consumer	L + 5.50% (1.00% Floor)	6/26/2020	9,491	9,110	9,361	1.64
Brooks Equipment Company, LLC (2)(3)(4)(13)	Construction & Building	L + 5.35% (1.00% Floor)	8/29/2020	7,209	7,160	7,097	1.24
Capstone Logistics Acquisition, Inc. (2)(3)(4)(13)(15)	Transportation: Cargo	L + 4.50% (1.00% Floor)	10/7/2021	19,750	19,582	19,134	3.35
Captive Resources Midco, LLC (2)(3)(4)(14)	Banking, Finance, Insurance & Real Estate	L + 5.75% (1.00% Floor)	6/30/2020	29,350	28,890	28,900	5.05
Castle Management Borrower LLC (Highgate Hotels L.P.) (2)(3)(4)(13)	Hotel, Gaming & Leisure	L + 4.50% (1.00% Floor)	9/18/2020	9,878	9,807	9,535	1.67
Central Security Group, Inc. (2)(3)(4)(13)	Consumer Services	L + 5.25% (1.00% Floor)	10/6/2020	24,750	24,444	23,884	4.18
Colony Hardware Corporation (2)(3)(5)(13)	Construction & Building	L + 6.00% (1.00% Floor)	10/23/2021	13,000	12,787	12,861	2.25
CRCI Holdings Inc. (CLEAResult Consulting, Inc.) (2)(3)(4)(13)(15)	Utilities: Electric	L + 4.25% (1.00% Floor)	7/10/2019	5,910	5,892	5,704	1.00
Dent Wizard International Corporation (2)(3)(4)(13)	Automotive	L + 4.75% (1.00% Floor)	4/7/2020	7,809	7,775	7,591	1.33
Emerging Markets Communications, LLC (2)(3)(4)(13)	Telecommunications	L + 5.75% (1.00% Floor)	7/1/2021	17,910	16,225	16,882	2.95
EP Minerals, LLC (2)(3)(4)(13)	Metals & Mining	L + 4.50% (1.00% Floor)	8/20/2020	10,369	10,329	10,168	1.78
FCX Holdings Corp. (2)(3)(4)(13)(15)	Capital Equipment	L + 4.50% (1.00% Floor)	8/4/2020	10,047	10,041	9,862	1.72
Genex Holdings, Inc. (2)(3)(13)(15)	Banking, Finance, Insurance & Real Estate	L + 4.25% (1.00% Floor)	5/30/2021	4,243	4,227	4,164	0.73
Green Energy Partners/Stonewall LLC (2)(3)(5)(13)	Energy: Electricity	L + 5.50% (1.00% Floor)	11/13/2021	16,600	16,456	16,354	2.86
Hummel Station LLC (2)(3)(5)(15)	Energy: Electricity	L + 6.00% (1.00% Floor)	10/27/2022	21,000	20,174	20,553	3.59
Indra Holdings Corp. (Totes Isotoner) (2)(3)(5)(13)	Non-durable Consumer Goods	L + 4.25% (1.00% Floor)	5/1/2021	14,285	14,173	13,818	2.42
International Medical Group, Inc. (2)(3)(5)(12)	Banking, Finance, Insurance & Real Estate	L + 4.75% (1.00% Floor)	10/30/2020	30,000	29,415	30,276	5.30
Jackson Hewitt Inc. (2)(3)(4)(13)	Retail	L + 7.00% (1.00% Floor)	7/30/2020	14,800	14,526	14,600	2.55
Language Line, LLC (2)(3)(4)(13)(15)	Telecommunications	L + 5.50% (1.00% Floor)	7/7/2021	23,896	23,675	23,697	4.14
Ministry Brands, LLC (2)(3)(5)(10)(14)	High Tech Industries	L + 7.00% (1.00% Floor)	11/20/2021	936	926	901	0.16
Ministry Brands, LLC (2)(3)(5)(12)(14)	High Tech Industries	L + 7.00% (1.00% Floor)	11/20/2021	17,471	17,190	17,371	3.04
MSX International, Inc. (2)(3)(4)(13)	Automotive	L + 5.00% (1.00% Floor)	8/21/2020	9,499	9,424	9,218	1.61
National Technical Systems, Inc. (2)(3)(4)(5)(13)(14)	Aerospace & Defense	L + 6.00% (1.00% Floor)	6/12/2021	25,935	25,609	24,919	4.36
NES Global Talent Finance US LLC (United Kingdom) (2)(3)(4)(8)(13)	Energy: Oil & Gas	L + 5.50% (1.00% Floor)	10/3/2019	11,875	11,715	11,327	1.98

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2015

(dollar amounts in thousands)

Investments—non-controlled/non-affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
First Lien Debt (75.53%) (continued)
Paradigm Acquisition Corp. (2)(3)(5)(13)	Business Services	L + 5.00% (1.00% Floor)	6/2/2022	$23,482	$23,154	$22,984	4.02%
Pelican Products, Inc. (2)(3)(4)(13)	Containers, Packaging & Glass	L + 4.25% (1.00% Floor)	4/11/2020	7,817	7,832	7,444	1.30
Plano Molding Company, LLC (2)(3)(5)(13)	Hotel, Gaming & Leisure	L + 6.00% (1.00% Floor)	5/12/2021	22,487	22,294	21,779	3.81
Product Quest Manufacturing, LLC (2)(3)(4)(5)(12)	Containers, Packaging & Glass	L + 5.75% (1.00% Floor)	9/9/2020	28,000	27,477	27,810	4.86
Prowler Acquisition Corp. (Pipeline Supply and Service, LLC) (2)(3)(4)	Wholesale	L + 4.50% (1.00% Floor)	1/28/2020	10,911	10,836	9,736	1.70
PSC Industrial Holdings Corp (2)(3)(4)(13)	Environmental Industries	L + 4.75% (1.00% Floor)	12/5/2020	11,880	11,782	11,622	2.03
PSI Services LLC (2)(3)(4)(5)(12)	Business Services	L + 7.00% (1.00% Floor)	2/27/2021	23,471	22,885	23,933	4.19
SolAero Technologies Corp. (2)(3)(4)(15)	Telecommunications	L + 4.75% (1.00% Floor)	12/10/2020	10,827	10,744	10,511	1.84
SolAero Technologies Corp. (2)(3)(13)(15)	Telecommunications	L + 5.25% (1.00% Floor)	12/10/2020	9,104	9,023	8,887	1.55
Synarc-Biocore Holdings, LLC (2)(3)(4)(13)	Healthcare & Pharmaceuticals	L + 4.50% (1.00% Floor)	3/10/2021	13,264	13,162	12,599	2.20
Systems Maintenance Services Holding, Inc. (2)(3)(13)	High Tech Industries	L + 4.00% (1.00% Floor)	10/18/2019	2,193	2,187	2,155	0.38
TASC, Inc. (2)(3)(4)(8)(13)	Aerospace & Defense	L + 6.00% (1.00% Floor)	5/23/2020	18,351	17,713	17,916	3.13
Teaching Strategies, LLC (2)(3)(4)(13)(15)	Media: Advertising, Printing & Publishing	L + 5.50% (0.50% Floor)	10/1/2019	13,953	13,904	13,844	2.42
The Hilb Group, LLC (2)(3)(5)(12)(13)(14)	Banking, Finance, Insurance & Real Estate	L + 5.75% (1.00% Floor)	6/24/2021	23,458	22,850	23,555	4.12
The Hygenic Corporation (Performance Health) (2)(3)(4)(13)(15)	Non-durable Consumer Goods	L + 5.00% (1.00% Floor)	10/11/2020	15,920	15,721	15,368	2.69
The SI Organization, Inc. (2)(3)(4)(13)	Aerospace & Defense	L + 4.75% (1.00% Floor)	11/23/2019	8,778	8,716	8,724	1.53
The Topps Company, Inc. (2)(3)(4)(13)	Non-durable Consumer Goods	L + 6.00% (1.25% Floor)	10/2/2018	11,395	11,326	11,395	1.99
TruckPro, LLC (2)(3)(4)(13)(15)	Automotive	L + 5.00% (1.00% Floor)	8/6/2018	9,683	9,648	9,546	1.67
TwentyEighty, Inc. (fka Miller Heiman, Inc.) (2)(3)(4)(13)	Business Services	L + 5.75% (1.00% Floor)	9/30/2019	19,094	18,901	16,904	2.96
U.S. Farathane, LLC (2)(3)(4)(13)	Automotive	L + 5.75% (1.00% Floor)	12/23/2021	15,818	15,535	15,586	2.73
Vetcor Professional Practices, LLC (2)(3)(4)(5)(13)(14)	Consumer Services	L + 6.00% (1.00% Floor)	4/20/2021	11,085	10,983	11,034	1.93
Violin Finco S.A.R.L. (Alexander Mann Solutions) (United Kingdom) (2)(3)(4)(8)(13)	Business Services	L + 4.75% (1.00% Floor)	12/20/2019	11,252	11,176	11,241	1.97
Vistage Worldwide, Inc. (2)(3)(4)(13)(15)	Business Services	L + 5.50% (1.00% Floor)	8/19/2021	29,813	29,529	29,505	5.16
Vitera Healthcare Solutions, LLC (2)(3)(4)(13)	Healthcare & Pharmaceuticals	L + 5.00% (1.00% Floor)	11/4/2020	9,437	9,369	9,107	1.59
Zest Holdings, LLC (2)(3)(4)(13)	Durable Consumer Goods	L + 4.00% (1.00% Floor)	8/16/2020	9,694	9,694	9,597	1.69

First Lien Debt Total					$800,857	$795,034	139.06%

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2015

(dollar amounts in thousands)

Investments—non-controlled/non-affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
Second Lien Debt (19.98%)
AF Borrower LLC (Accuvant) (2)(3)(5)	High Tech Industries	L + 9.00% (1.00% Floor)	1/30/2023	$8,000	$7,927	$7,666	1.34%
Allied Security Holdings LLC (2)(3)(5)(13)	Business Services	L + 7.00% (1.00% Floor)	8/13/2021	8,000	7,948	7,460	1.30
AmeriLife Group, LLC (2)(3)(5)	Banking, Finance, Insurance & Real Estate	L + 8.75% (1.00% Floor)	1/10/2023	20,000	19,619	19,598	3.44
Argon Medical Devices, Inc. (2)(3)(4)(5)	Healthcare & Pharmaceuticals	L + 9.50% (1.00% Floor)	6/23/2022	24,000	23,294	23,354	4.09
Berlin Packaging L.L.C. (2)(3)(5)(13)(15)	Containers, Packaging & Glass	L + 6.75% (1.00% Floor)	10/1/2022	9,200	9,139	8,694	1.52
Charter NEX US Holdings, Inc. (2)(3)(5)(13)	Chemicals, Plastics & Rubber	L + 8.25% (1.00% Floor)	2/5/2023	10,000	9,864	9,459	1.65
Confie Seguros Holding II Co. (2)(3)(5)(15)	Banking, Finance, Insurance & Real Estate	L + 9.00% (1.25% Floor)	5/8/2019	12,000	11,896	11,820	2.07
Creganna Finance (US) LLC (Ireland) (2)(3)(5)(8)	Healthcare & Pharmaceuticals	L + 8.00% (1.00% Floor)	6/1/2022	9,900	9,814	9,740	1.70
DiversiTech Corporation (2)(3)(5)(13)	Capital Equipment	L + 8.00% (1.00% Floor)	11/19/2022	8,400	8,294	8,131	1.42
Drew Marine Group Inc. (2)(3)(4)(5)	Chemicals, Plastics & Rubber	L + 7.00% (1.00% Floor)	5/19/2021	12,500	12,478	11,743	2.05
Genex Holdings, Inc. (2)(3)(5)(15)	Banking, Finance, Insurance & Real Estate	L + 7.75% (1.00% Floor)	5/30/2022	7,990	7,906	7,390	1.29
Genoa, a QoL Healthcare Company, LLC (2)(3)(5)(13)	Retail	L + 7.75% (1.00% Floor)	4/28/2023	9,900	9,807	9,523	1.67
Institutional Shareholder Services Inc. (2)(3)(5)(13)	Banking, Finance, Insurance & Real Estate	L + 7.50% (1.00% Floor)	4/30/2022	12,500	12,397	12,014	2.10
Jazz Acquisition, Inc. (Wencor) (2)(3)(5)(13)	Aerospace & Defense	L + 6.75% (1.00% Floor)	6/19/2022	6,700	6,674	5,759	1.01
Landslide Holdings, Inc. (LANDesk Software) (2)(3)(13)	Software	L + 7.25% (1.00% Floor)	2/25/2021	3,500	3,480	3,113	0.54
MRI Software, LLC (2)(3)(5)(15)	Software	L + 8.00% (1.00% Floor)	6/23/2022	11,250	11,093	10,890	1.91
Phillips-Medisize Corporation (2)(3)(5)(13)	Chemicals, Plastics & Rubber	L + 7.25% (1.00% Floor)	6/16/2022	5,000	4,958	4,700	0.82
Power Stop, LLC (5)(9)	Automotive	11.00%	5/29/2022	10,000	9,811	10,080	1.76
Prime Security Services Borrower, LLC (Protection One, Inc.) (2)(3)(5)	Consumer Services	L + 8.75% (1.00% Floor)	7/1/2022	6,700	6,607	6,271	1.10
Prowler Acquisition Corp. (Pipeline Supply and Service, LLC) (2)(3)(5)	Wholesale	L + 8.50% (1.00% Floor)	7/28/2020	3,000	2,953	2,493	0.44
Systems Maintenance Services Holding, Inc. (2)(3)(4)	High Tech Industries	L + 8.25% (1.00% Floor)	10/18/2020	6,000	5,959	5,860	1.02
TASC, Inc. (5)(8)	Aerospace & Defense	12.00%	5/21/2021	6,000	5,891	6,075	1.06
Vitera Healthcare Solutions, LLC (2)(3)(4)(13)	Healthcare & Pharmaceuticals	L + 8.25% (1.00% Floor)	11/4/2021	2,000	1,976	1,784	0.31
Watchfire Enterprises, Inc. (2)(3)(5)(13)	Media: Advertising, Printing & Publishing	L + 8.00% (1.00% Floor)	10/2/2021	7,000	6,923	6,779	1.19

Second Lien Debt Total					$216,708	$210,396	36.80%

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2015

(dollar amounts in thousands)

Investments—non-controlled/non-affiliated (1)	Industry	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
Structured Finance Obligations (4.26%) (5)(8)(11)
1776 CLO I, Ltd., Subordinated Notes	Structured Finance	5/8/2020	$11,750	$8,079	$3,347	0.59%
AIMCO CLO, Series 2014-A, Class F, 5.47% (2)	Structured Finance	7/20/2026	2,700	2,369	1,701	0.30
AIMCO CLO, Series 2014-A, Subordinated Notes	Structured Finance	7/20/2026	11,500	8,369	5,779	1.00
Ares XXVIII CLO Ltd., Subordinated Notes	Structured Finance	10/17/2024	7,000	4,416	3,255	0.57
Babson CLO Ltd. 2005-I, Subordinated Notes	Structured Finance	4/15/2019	7,632	333	86	0.02
CIFC Funding 2007-III, Ltd., Income Notes	Structured Finance	7/26/2021	6,500	2,902	2,453	0.43
Clydesdale CLO 2005, Ltd., Subordinated Notes	Structured Finance	12/6/2017	5,750	—	11	0.00
Flagship VII Limited, Subordinated Notes	Structured Finance	1/20/2026	7,000	4,781	3,184	0.56
ING IM CLO 2012-1 LLC, Preferred Shares	Structured Finance	3/14/2022	7,610	4,637	3,789	0.66
ING IM CLO 2012-1 LLC, Subordinated Notes	Structured Finance	3/14/2022	2,500	1,523	1,245	0.22
MSIM Peconic Bay, Ltd., Subordinated Notes	Structured Finance	7/20/2019	4,500	1,112	923	0.16
Nautique Funding Ltd., Income Notes	Structured Finance	4/15/2020	5,000	2,760	2,275	0.40
Steele Creek CLO 2014-I, LLC, Subordinated Notes	Structured Finance	8/21/2026	18,000	13,453	12,241	2.14
Venture VI CDO Limited, Preference Shares	Structured Finance	8/3/2020	7,000	3,488	3,203	0.56
Westwood CDO I, Ltd., Subordinated Notes	Structured Finance	3/25/2021	4,000	1,718	1,320	0.23

Structured Finance Obligations Total				$59,940	$44,812	7.84%

Investments—non-controlled/non-affiliated (1)	Industry		Units	Cost	Fair Value (7)	Percentage of Net Assets
Equity Investments (0.23%) (5)
Power Stop Intermediate Holdings, LLC	Automotive		7,150	$715	$788	0.14%
THG Acquisition, LLC (The Hilb Group, LLC)	Banking, Finance, Insurance & Real Estate		1,500,000	1,500	1,636	0.28

Equity Investments Total				$2,215	$2,424	0.42%

Total Investments—non-controlled/non-affiliated				$1,079,720	$1,052,666	184.12%

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2015

(dollar amounts in thousands)

(1)	Unless otherwise indicated, issuers of debt and equity investments held by the Company are domiciled in the United States and issuers of structured finance obligations are domiciled in the Cayman Islands. Under the Investment Company Act, the Company would be deemed to “control” a portfolio company if the Company owned more than 25% of its outstanding voting securities and/or held the power to exercise control over the management or policies of the portfolio company. As of December 31, 2015, the Company does not “control” any of these portfolio companies. Under the Investment Company Act, the Company would be deemed an “affiliated person” of a portfolio company if the Company owns 5% or more of the portfolio company’s outstanding voting securities. As of December 31, 2015, the Company is not an “affiliated person” of any of these portfolio companies.
(2)	Variable rate loans to the portfolio companies and variable rate notes of structured finance obligations bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the U.S. Prime Rate), which generally resets quarterly. For each such loan and note, the Company has provided the interest rate in effect as of December 31, 2015. As of December 31, 2015, all of our LIBOR loans were indexed to the 90-day LIBOR rate at 0.61%, except for those loans as indicated in Note 15 below.
(3)	Loan includes interest rate floor feature.
(4)	Denotes that all or a portion of the assets are owned by the SPV. The SPV has entered into the SPV Credit Facility. The lenders of the SPV Credit Facility have a first lien security interest in substantially all of the assets of the SPV (see Note 6, Borrowings). Accordingly, such assets are not available to creditors of the Company or the 2015-1 Issuer.
(5)	Denotes that all or a portion of the assets are owned by the Company. The Company has entered into the Credit Facility. The lenders of the Credit Facility have a first lien security interest in substantially all of the portfolio investments held by the Company (see Note 6, Borrowings). Accordingly, such assets are not available to creditors of the SPV or the 2015-1 Issuer.
(6)	Amortized cost represents original cost, including origination fees, adjusted for the accretion/amortization of discounts/premiums, as applicable, on debt investments using the effective interest method. Equity tranche CLO fund investments, which are referred to as “structured finance obligations”, are recorded at amortized cost using the effective interest method.
(7)	Fair value is determined in good faith by or under the direction of the Board of Directors of the Company (see Note 2, Significant Accounting Policies, and Note 3, Fair Value Measurements), pursuant to the Company’s valuation policy.
(8)	The Company has determined the indicated investments are non-qualifying assets under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.
(9)	Represents a corporate mezzanine loan, which is subordinated to senior secured term loans of the portfolio company.
(10)	The Company receives less than the stated interest rate of this loan as a result of an agreement among lenders. Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/first out loan, which has first priority ahead of the first lien/last out loan with respect to principal, interest and other payments.
(11)	As of December 31, 2015, the Company has a greater than 25% but less than 50% equity or subordinated notes ownership interest in certain structured finance obligations. These investments have governing documents that preclude the Company from controlling management of the entity and therefore the Company has determined that the issuer of the investment is not a controlled affiliate or a non-controlled affiliate because the investments are not “voting securities”.

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2015

(dollar amounts in thousands)

(12)	In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company is entitled to receive additional interest as a result of an agreement among lenders. Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/last out loan, which has a secondary priority behind the first lien/first out loan with respect to principal, interest and other payments.
(13)	Denotes that all or a portion of the assets are owned by the 2015-1 Issuer and secure the notes issued in connection with a $400 million term debt securitization completed by the Company on June 26, 2015 (see Note 7, 2015-1 Notes). Accordingly, such assets are not available to the creditors of the SPV or the Company.
(14)	As of December 31, 2015, the Company had the following unfunded commitments to fund delayed draw and revolving senior secured loans:

First Lien Debt—unfunded delayed draw and revolving term loans commitments	Type	Unused Fee	Par/ Principal Amount	Fair Value
Captive Resources Midco, LLC	Revolver	0.50%	$1,875	$(25)
Captive Resources Midco, LLC	Delayed Draw	1.25%	3,125	(41)
Ministry Brands, LLC (First Lien/First Out)	Delayed Draw	1.00%	64	(2)
Ministry Brands, LLC (First Lien/Last Out)	Delayed Draw	1.00%	1,530	(8)
National Technical Systems, Inc.	Revolver	0.50%	2,031	(79)
National Technical Systems, Inc.	Delayed Draw	1.00%	4,469	(138)
The Hilb Group, LLC	Delayed Draw	1.00%	10,034	29
Vetcor Professional Practices, LLC	Delayed Draw	1.00%	1,473	(6)

Total unfunded commitments			$24,601	$(270)

(15)	As of December 31, 2015, this LIBOR loan was indexed to the 30-day LIBOR rate at 0.43%.

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2015

(dollar amounts in thousands)

As of December 31, 2015, investments at fair value consisted of the following:

Type—% of Fair Value	Amortized Cost	Fair Value	% of Fair Value
First Lien Debt	$800,857	$795,034	75.53%
Second Lien Debt	216,708	210,396	19.98
Structured Finance Obligations	59,940	44,812	4.26
Equity Investments	2,215	2,424	0.23

Total	$1,079,720	$1,052,666	100.00%

Type—% of Fair Value of First and Second Lien Debt	Amortized Cost	Fair Value	% of Fair Value
Floating Rate	$992,114	$979,700	97.44%
Fixed Rate	25,451	25,730	2.56

Total	$1,017,565	$1,005,430	100.00%

The industrial composition of investments at fair value as of December 31, 2015 was as follows:

Industry	Amortized Cost	Fair Value	% of Fair Value
Aerospace & Defense	$64,603	$63,393	6.02%
Automotive	52,908	52,809	5.02
Banking, Finance, Insurance & Real Estate	138,700	139,353	13.24
Business Services	131,981	130,318	12.38
Capital Equipment	18,335	17,993	1.71
Chemicals, Plastics & Rubber	27,300	25,902	2.46
Construction & Building	19,947	19,958	1.90
Consumer Services	51,783	50,764	4.82
Containers, Packaging & Glass	55,846	55,128	5.24
Durable Consumer Goods	20,648	20,482	1.94
Energy: Electricity	36,630	36,907	3.51
Energy: Oil & Gas	11,715	11,327	1.08
Environmental Industries	11,782	11,622	1.10
Healthcare & Pharmaceuticals	65,037	64,140	6.09
High Tech Industries	50,244	49,782	4.73
Hotel, Gaming & Leisure	32,101	31,314	2.97
Media: Advertising, Printing & Publishing	20,827	20,623	1.96
Metals & Mining	10,329	10,168	0.97
Non-durable Consumer Goods	41,220	40,581	3.85
Retail	24,333	24,123	2.29
Software	14,573	14,003	1.33
Structured Finance	59,940	44,812	4.26
Telecommunications	70,565	70,736	6.72
Transportation: Cargo	19,582	19,134	1.82
Transportation: Consumer	9,110	9,361	0.89
Utilities: Electric	5,892	5,704	0.54
Wholesale	13,789	12,229	1.16

Total	$1,079,720	$1,052,666	100.00%

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2015

(dollar amounts in thousands)

The geographical composition of investments at fair value as of December 31, 2015 was as follows:

Geography	Amortized Cost	Fair Value	% of Fair Value
Cayman Islands	$59,940	$44,812	4.26%
Ireland	9,814	9,740	0.93
United Kingdom	22,891	22,568	2.14
United States	987,075	975,546	92.67

Total	$1,079,720	$1,052,666	100.00%

The accompanying notes are an integral part of these consolidated financial statements.

TCG BDC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of December 31, 2016

(dollar amounts in thousands, except per share data)

1. ORGANIZATION

TCG BDC, Inc. (together with its consolidated subsidiaries, “we,” “us,” “our,” “TCG BDC” or the “Company”) is a Maryland corporation formed on February 8, 2012, and structured as an externally managed, non-diversified closed-end investment company. The Company is managed by its investment adviser, Carlyle GMS Investment Management L.L.C. (“CGMSIM” or “Investment Adviser”), a wholly owned subsidiary of The Carlyle Group L.P. The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “Investment Company Act”). In addition, the Company has elected to be treated, and intends to continue to comply with the requirements to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the “Code”).

The Company’s investment objective is to generate current income and capital appreciation primarily through debt investments in U.S. middle market companies, which the Company defines as companies with approximately $10 million to $100 million of earnings before interest, taxes, depreciation and amortization (“EBITDA”), which the Company believes is a useful proxy for cash flow. The Company seeks to achieve its investment objective primarily through direct originations of secured debt, including first lien senior secured loans (which may include stand-alone first lien loans, first lien/last out loans and “unitranche” loans) and second lien senior secured loans (collectively, “Middle Market Senior Loans”), with the balance of our assets invested in higher yielding investments (which may include unsecured debt, mezzanine debt and investments in equities). The Middle Market Senior Loans are generally made to private U.S. middle market companies that are, in many cases, controlled by private equity firms. Depending on market conditions, the Company expects that between 70% and 80% of the value of its assets will be invested in Middle Market Senior Loans. The Company expects that the composition of its portfolio will change over time given the Investment Adviser’s view on, among other things, the economic and credit environment (including with respect to interest rates) in which the Company is operating.

On May 2, 2013, the Company completed its initial closing of capital commitments (the “Initial Closing”) and subsequently commenced substantial investment operations. If the Company has not consummated an initial public offering of its common stock that results in an unaffiliated public float of at least 15% of the aggregate capital commitments received prior to the date of such initial public offering (a “Qualified IPO”) by May 2, 2018, then the Board of Directors of the Company (subject to any necessary stockholder approvals and applicable requirements of the Investment Company Act) will use its best efforts to wind down and/or liquidate and dissolve.

The Company is an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012. The Company will remain an emerging growth company for up to five years following an initial public offering, although if the market value of the common stock that is held by non-affiliates exceeds $700 million as of any June 30 before that time, the Company would cease to be an emerging growth company as of the following December 31.

The Company is externally managed by the Investment Adviser, an investment adviser registered under the Investment Advisers Act of 1940, as amended. Carlyle GMS Finance Administration L.L.C. (the “Administrator”) provides the administrative services necessary for the Company to operate. Both the Investment Adviser and the Administrator are wholly owned subsidiaries of Carlyle Investment Management L.L.C., a subsidiary of The Carlyle Group L.P. “Carlyle” refers to The Carlyle Group L.P. and its affiliates and its consolidated subsidiaries (other than portfolio companies of its affiliated funds), a global alternative asset manager publicly traded on NASDAQ Global Select Market under the symbol “CG”. Refer to the sec.gov website for further information on Carlyle.

Effective March 15, 2017, the Company changed its name from “Carlyle GMS Finance, Inc.” to “TCG BDC, Inc.”

TCG BDC SPV LLC (the “SPV”) is a Delaware limited liability company that was formed on January 3, 2013. The SPV invests in first and second lien senior secured loans. The SPV is a wholly owned subsidiary of the Company and is consolidated in these consolidated financial statements commencing from the date of its formation, January 3, 2013. Effective March 15, 2017, the SPV changed its name from “Carlyle GMS Finance SPV LLC” to “TCG BDC SPV LLC”.

On June 26, 2015, the Company completed a $400 million term debt securitization (the “2015-1 Debt Securitization”). The notes offered in the 2015-1 Debt Securitization (the “2015-1 Notes”) were issued by Carlyle GMS Finance MM CLO 2015-1 LLC (the “2015-1 Issuer”), a wholly owned and consolidated subsidiary of the Company, and are secured by a diversified portfolio of the 2015-1 Issuer consisting primarily of first and second lien senior secured loans. Refer to Note 7 for details. The 2015-1 Issuer is consolidated in these consolidated financial statements commencing from the date of its formation, May 8, 2015.

On February 29, 2016, the Company and Credit Partners USA LLC (“Credit Partners”) entered into an amended and restated limited liability company agreement, which was subsequently amended on June 24, 2016 (as amended, the “Limited Liability Company Agreement”) to co-manage Middle Market Credit Fund, LLC (“Credit Fund”). Credit Fund primarily invests in first lien loans of middle market companies. Credit Fund is managed by a six-member board of managers, on which the Company and Credit Partners each have equal representation. The Company and Credit Partners each have 50% economic ownership of Credit Fund and have commitments to fund, from time to time, capital of up to $400,000 each. Refer to Note 5, Middle Market Credit Fund, LLC, for details.

As a BDC, the Company is required to comply with certain regulatory requirements. As part of these requirements, the Company must not acquire any assets other than “qualifying assets” specified in the Investment Company Act unless, at the time the acquisition is made, at least 70% of its total assets are qualifying assets (with certain limited exceptions).

To qualify as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to its stockholders generally at least 90% of its investment company taxable income, as defined by the Code, for each year. Pursuant to this election, the Company generally does not have to pay corporate level taxes on any income that it distributes to stockholders, provided that the Company satisfies those requirements.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“US GAAP”). The Company is an investment company for the purposes of accounting and financial reporting in accordance with Accounting Standards Update (“ASU”) 2013-08, Financial Services—Investment Companies (“ASU 2013-08”): Amendments to the Scope, Measurement and Disclosure Requirements. The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, the SPV and the 2015-1 Issuer. All significant intercompany balances and transactions have been eliminated. US GAAP for an investment company requires investments to be recorded at fair value. The carrying value for all other assets and liabilities approximates their fair value.

The annual financial statements have been prepared in accordance with US GAAP for annual financial information and pursuant to the requirements for reporting on Form 10-K and Article 6 of Regulation S-X. In the opinion of management, all adjustments considered necessary for the fair presentation of consolidated financial statements for the years presented have been included.

Use of Estimates

The preparation of consolidated financial statements in conformity with US GAAP requires management to make assumptions and estimates that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management’s estimates are based on historical experiences and other factors, including expectations of future events that management believes to be reasonable under the circumstances. It also requires management to exercise judgment in the process of applying the Company’s accounting policies. Assumptions and estimates regarding the valuation of investments and their resulting impact on base management and incentive fees involve a higher degree of judgment and complexity and these assumptions and estimates may be significant to the consolidated financial statements. Actual results could differ from these estimates and such differences could be material.

Investments

Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized appreciation or depreciation previously recognized, and includes investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation on investments as presented in the accompanying Consolidated Statements of Operations reflects the net change in the fair value of investments, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. See Note 3 for further information about fair value measurements.

Cash and cash equivalents

Cash and cash equivalents consist of demand deposits and highly liquid investments (e.g. money market funds, U.S. treasury notes) with original maturities of three months or less. Cash equivalents are carried at amortized cost, which approximates fair value. The Company’s cash and cash equivalents are held with two large financial institutions and cash held in such financial institutions may, at times, exceed the Federal Deposit Insurance Corporation insured limit.

Revenue Recognition

Interest from Investments and Realized Gain/Loss on Investments

Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of debt investments represents the original cost, including origination fees, adjusted for the accretion of discounts and amortization of premiums, if any. At time of exit, the realized gain or loss on an investment is the difference between the amortized cost at time of exit and the cash received at exit using the specific identification method.

The Company may have loans in its portfolio that contain payment-in-kind (“PIK”) provisions. PIK represents interest that is accrued and recorded as interest income at the contractual rates, increases the loan principal on the respective capitalization dates, and is generally due at maturity. As of December 31, 2016 and 2015 and for the years then ended, no loans in the portfolio contained PIK provisions.

Interest income from investments in the “equity” class of collateralized loan obligation (“CLO”) funds, which are included in “structured finance obligations”, is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with Accounting Standards Codification (“ASC”) 325-40, Beneficial Interests in Securitized Financials Assets. The Company monitors the expected cash inflows from its CLO equity investments, including the expected residual payments and the effective yield is determined and updated at least quarterly. In estimating these cash flows, there are a number of assumptions that are subject to uncertainties, including the amount and timing of principal payments which are impacted by prepayments, repurchases, defaults, delinquencies and liquidations of or within the CLO funds. These uncertainties are difficult to predict and are subject to future events that could have impacted the Company’s estimates if the information was known at the time. As a result, actual results may differ significantly from these estimates.

Other Income

Other income may include income such as consent, waiver, amendment, syndication and prepayment fees associated with the Company’s investment activities as well as any fees for managerial assistance services rendered by the Company to the portfolio companies. Such fees are recognized as income when earned or the services are rendered. The Company may receive fees for guaranteeing the outstanding debt of a portfolio company. Such fees are amortized into other income over the life of the guarantee. The unamortized amount, if any, is included in other assets in the accompanying Consolidated Statements of Assets and Liabilities. For the years ended December 31, 2016, 2015 and 2014, the Company earned $6,635, $834 and $244, respectively, in other income, primarily from syndication and prepayment fees.

Non-Accrual Income

Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are paid current and, in management’s judgment, are likely to remain current. Management may not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection. As of December 31, 2016, fair value of the loan on non-accrual status was $7,628, which represents approximately 0.5% of total investments at fair value. The remaining first and second lien debt investments were performing and current on their interest payments as of December 31, 2016 and for the year then ended. As of December 31, 2015, no loans in the portfolio were on non-accrual status.

SPV Credit Facility, Credit Facility and 2015-1 Notes Related Costs, Expenses and Deferred Financing Costs (See Note 6, Borrowings, and Note 7, 2015-1 Notes)

Interest expense and unused commitment fees on the SPV Credit Facility and Credit Facility are recorded on an accrual basis. Unused commitment fees are included in credit facility fees in the accompanying Consolidated Statements of Operations.

The SPV Credit Facility and Credit Facility are recorded at carrying value, which approximates fair value.

Deferred financing costs include capitalized expenses related to the closing or amendments of the SPV Credit Facility and Credit Facility. Amortization of deferred financing costs for each credit facility is computed on the straight-line basis over the respective term of each credit facility, except for a portion that was accelerated in connection with the amendment of the SPV Credit Facility as described in Note 6. The unamortized balance of such costs is included in deferred financing costs in the accompanying Consolidated Statements of Assets and Liabilities. The amortization of such costs is included in credit facility fees in the accompanying Consolidated Statements of Operations.

Debt issuance costs include capitalized expenses including structuring and arrangement fees related to the offering of the 2015-1 Notes. Amortization of debt issuance costs for the 2015-1 Notes is computed on the effective yield method over the term of the 2015-1 Notes. The unamortized balance of such costs is presented as a direct deduction to the carrying amount of the 2015-1 Notes in the accompanying Consolidated Statements of Assets and Liabilities. The amortization of such costs is included in interest expense in the accompanying Consolidated Statements of Operations.

The 2015-1 Notes are recorded at carrying value, which approximates fair value.

Organization and Offering Costs

The Company agreed to reimburse the Investment Adviser for initial organization and offering costs incurred on behalf of the Company up to $1,500. As of December 31, 2016 and 2015, $1,500 of organization and offering costs had been incurred by the Company and $57 of excess organization and offering costs had been incurred by the Investment Adviser since inception. The $1,500 of incurred organization and offering costs are allocated to all stockholders based on their respective capital commitment and are re-allocated amongst all stockholders at the time of each capital drawdown subsequent to the Initial Closing. The Company’s organization costs incurred are expensed and the offering costs are charged against equity when incurred.

Income Taxes

For federal income tax purposes, the Company has elected to be treated as a RIC under the Code, and intends to make the required distributions to its stockholders as specified therein. In order to qualify as a RIC, the Company must meet certain minimum distribution, source-of-income and asset diversification requirements. If such requirements are met, then the Company is generally required to pay income taxes only on the portion of its taxable income and gains it does not distribute.

The minimum distribution requirements applicable to RICs require the Company to distribute to its stockholders at least 90% of its investment company taxable income (“ICTI”), as defined by the Code, each year. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.

In addition, based on the excise distribution requirements, the Company is subject to a 4% nondeductible federal excise tax on undistributed income unless the Company distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year. For this purpose, however, any ordinary income or capital gain net income retained by the Company that is subject to corporate income tax is considered to have been distributed. The Company intends to make sufficient distributions each taxable year to satisfy the excise distribution requirements.

The Company evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely than not” to be sustained by the applicable tax authority. All penalties and interest associated with income taxes, if any, are included in income tax expense.

The SPV and the 2015-1 Issuer are disregarded entities for tax purposes and are consolidated with the tax return of the Company.

Capital Calls and Dividends and Distributions to Common Stockholders

The Company records the shares issued in connection with capital calls as of the effective date of the capital call. To the extent that the Company has taxable income available, the Company intends to make quarterly distributions to its common stockholders. Dividends and distributions to common stockholders are recorded on the record date. The amount to be distributed is determined by the Board of Directors each quarter and is generally based upon the taxable earnings estimated by management and available cash. Net realized capital gains, if any, are generally distributed at least annually, although the Company may decide to retain such capital gains for investment.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of any distributions on behalf of its stockholders, for those who have elected to participate in the plan. As a result of adopting such a plan, if the Board of Directors authorizes, and the Company declares a cash dividend or distribution, the stockholders who have elected to participate in the dividend reinvestment plan would have their cash dividends or distributions automatically reinvested in additional shares of the Company’s common stock, rather than receiving cash. Prior to a Qualified IPO, the Company intends to use primarily newly issued shares of its common stock to implement the plan issued at the net asset value per share most recently determined by the Board of Directors. After a Qualified IPO, the Company intends to use primarily newly issued shares to implement the plan so long as the market value per share is equal to or greater than the net asset value per share as of the close of business on the relevant payment date for such dividend or distribution. If the market value per share is less than the net asset value per share as of the close of business on the relevant payment date, the plan administrator would purchase the common stock on behalf of participants in the open market, unless the Company instructs the plan administrator otherwise.

Functional Currency

The functional currency of the Company is the U.S. Dollar and all transactions were in U.S. Dollars.

Recent Accounting Standards Updates

On April 7, 2015, the Financial Accounting Standards Board issued ASU 2015-3, Interest—Imputation of Interest (Subtopic 835-30) Simplifying the Presentation of Debt Issuance Costs (“ASU 2015-3”). ASU 2015-3 requires debt issuance costs related to a recognized debt liability to be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts and premiums. This guidance was effective for the Company on January 1, 2016 and the ASU requires the guidance to be applied on a retrospective basis. The Company adopted this guidance on January 1, 2016 and reclassified $2,356 of debt issuance costs from deferred financing costs to 2015-1 Notes payable in the accompanying Consolidated Statement of Assets and Liabilities as of December 31, 2015.

In May 2015, the Financial Accounting Standards Board issued ASU 2015-7, Fair Value Measurement (Topic 820)—Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-7”). ASU 2015-7 provides amended guidance on the disclosures for investments in certain entities that calculate net asset value per share (or its equivalent). The amendments remove the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The amendments also remove the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. Rather, those disclosures are limited to investments for which the entity has elected to measure the fair value using that practical expedient. The guidance is effective for the Company on January 1, 2016. The Company adopted the new accounting guidance on January 1, 2016 and presented the fair value disclosures accordingly.

In August 2015, the Financial Accounting Standards Board issued ASU 2015-15, Interest—Imputation of Interest (Sub-topic 835-30): Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements (“ASU 2015-15”). ASU 2015-03 does not address presentation or subsequent measurement of debt issuance costs related to line-of-credit arrangements. In accordance with ASU 2015-15, an entity may defer and present debt issuance costs as an asset and subsequently amortize the deferred debt issuance costs ratably over the term of the line-of-credit arrangement, regardless of whether there are any outstanding borrowings on the line-of-credit arrangement. This guidance was effective for the Company on January 1, 2016. The Company adopted the new accounting guidance and it did not have a material impact on the Company’s consolidated financial statements.

3. FAIR VALUE MEASUREMENTS

The Company applies fair value accounting in accordance with the terms of Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurement (“ASC 820”). ASC 820 defines fair value as the amount that would be exchanged to sell an asset or transfer a liability in an orderly transfer between market participants at the measurement date. The Company values securities/instruments traded in active markets on the measurement date by multiplying the closing price of such traded securities/instruments by the quantity of shares or amount of the instrument held. The Company may also obtain quotes with respect to certain of its investments, such as its securities/instruments traded in active markets and its liquid securities/instruments that are not traded in active markets, from pricing services, brokers, or counterparties (i.e., “consensus pricing”). When doing so, the Company determines whether the quote obtained is sufficient according to US GAAP to determine the fair value of the security. The Company may use the quote obtained or alternative pricing sources may be utilized including valuation techniques typically utilized for illiquid securities/instruments.

Securities/instruments that are illiquid or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Adviser or the Company’s Board of Directors, does not represent fair value shall each be valued as of the measurement date using all techniques appropriate under the circumstances and for which sufficient data is available. These valuation techniques may vary by investment and include comparable public market valuations, comparable precedent transaction valuations and/or discounted cash flow analyses. The process generally used to determine the applicable value is as follows: (i) the value of each portfolio company or investment is initially reviewed by the investment professionals responsible for such portfolio company or investment and, for non-traded investments, a standardized template designed to approximate fair market value based on observable market inputs, updated credit statistics and unobservable inputs is used to determine a preliminary value, which is also reviewed alongside consensus pricing, where available; (ii) preliminary valuation conclusions are documented and reviewed by a valuation committee comprised of members of senior management; (iii) the Board of Directors engages a third-party valuation firm to provide positive assurance on portions of the Middle Market Senior Loans and equity investments portfolio each quarter (such that each non-traded investment other than Credit Fund is reviewed by a third-party valuation firm at least once on a rolling twelve month basis) including a review of management’s preliminary valuation and conclusion on fair value; (iv) the Audit Committee of the Board of Directors (the “Audit Committee”) reviews the assessments of the Investment Adviser and the third-party valuation firm and provides the Board of Directors with any recommendations with respect to changes to the fair value of each investment in the portfolio; and (v) the Board of Directors discusses the valuation recommendations of the Audit Committee and determines the fair value of each investment in the portfolio in good faith based on the input of the Investment Adviser and, where applicable, the third-party valuation firm.

All factors that might materially impact the value of an investment are considered, including, but not limited to the assessment of the following factors, as relevant:

•	the nature and realizable value of any collateral;

•	call features, put features and other relevant terms of debt;

•	the portfolio company’s leverage and ability to make payments;

•	the portfolio company’s public or private credit rating;

•	the portfolio company’s actual and expected earnings and discounted cash flow;

•	prevailing interest rates and spreads for similar securities and expected volatility in future interest rates;

•	the markets in which the portfolio company does business and recent economic and/or market events; and

•	comparisons to comparable transactions and publicly traded securities.

Investment performance data utilized are the most recently available financial statements and compliance certificates received from the portfolio companies as of the measurement date which in many cases may reflect a lag in information.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Because of the inherent uncertainty of valuation, these estimated values may differ significantly from the values that would have been reported had a ready market for the investments existed, and it is reasonably possible that the difference could be material.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the realized gains or losses on investments to be different from the net change in unrealized appreciation or depreciation currently reflected in the consolidated financial statements as of December 31, 2016, 2015 and 2014.

US GAAP establishes a hierarchical disclosure framework which ranks the level of observability of market price inputs used in measuring investments at fair value. The observability of inputs is impacted by a number of factors, including the type of investment and the characteristics specific to the investment and state of the marketplace, including the existence and transparency of transactions between market participants. Investments with readily available quoted prices or for which fair value can be measured from quoted prices in active markets generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.

Investments measured and reported at fair value are classified and disclosed based on the observability of inputs used in determination of fair values, as follows:

•	Level 1—inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. The types of financial instruments in Level 1 generally include unrestricted securities, including equities and derivatives, listed in active markets. The Company does not adjust the quoted price for these investments, even in situations where the Company holds a large position and a sale could reasonably impact the quoted price.

•	Level 2—inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. The type of financial instruments in this category generally includes less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.

•	Level 3—inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are in this category generally include investments in privately-held entities, CLOs, and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Investment Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

Transfers between levels, if any, are recognized at the beginning of the year in which the transfers occur. For the years ended December 31, 2016 and 2015, there were no transfers between levels.

The following tables summarize the Company’s investments measured at fair value on a recurring basis by the above fair value hierarchy levels as of December 31, 2016 and 2015:

	December 31, 2016
	Level 1	Level 2	Level 3	Total
Assets
First Lien Debt	$—	$—	$1,139,548	$1,139,548
Second Lien Debt	—	—	171,864	171,864
Structured Finance Obligations	—	—	5,216	5,216
Equity Investments	—	—	6,474	6,474
Investment Fund
Mezzanine Loan	—	—	62,384	62,384

Subtotal	$—	$—	$1,385,486	$1,385,486

Investments measured at net asset value (1)				$37,273

Total				$1,422,759

	December 31, 2015
	Level 1	Level 2	Level 3	Total
Assets
First Lien Debt	$—	$9,575	$785,459	$795,034
Second Lien Debt	—	—	210,396	210,396
Structured Finance Obligations	—	—	44,812	44,812
Equity Investments	—	—	2,424	2,424

Total	$—	$9,575	$1,043,091	$1,052,666

(1)	Amount represents the Company’s subordinated loan and member’s interest investments in Credit Fund. The fair value of these investments has been estimated using the net asset value of the Company’s ownership interests in Credit Fund.

The changes in the Company’s investments at fair value for which the Company has used Level 3 inputs to determine fair value and net change in unrealized appreciation (depreciation) included in earnings for Level 3 investments still held are as follows:

	Financial Assets For the year ended December 31, 2016
	First Lien Debt	Second Lien Debt	Structured Finance Obligations	Equity Investments	Investment Fund - Mezzanine Loan	Total
Balance, beginning of year	$785,459	$210,396	$44,812	$2,424	$—	$1,043,091
Purchases	594,633	38,380	—	2,857	84,784	720,654
Sales	(77,434)	(25,398)	(33,327)	—	—	(136,159)
Paydowns	(167,699)	(57,855)	(7,041)	—	(22,400)	(254,995)
Accretion of discount	4,757	850	(31)	—	—	5,576
Net realized gains (losses)	(40)	275	(10,302)	—	—	(10,067)
Net change in unrealized appreciation (depreciation)	(128)	5,216	11,105	1,193	—	17,386

Balance, end of year	$1,139,548	$171,864	$5,216	$6,474	$62,384	$1,385,486

Net change in unrealized appreciation (depreciation) included in earnings related to investments still held as of December 31, 2016 included in net change in unrealized appreciation (depreciation) on investments non-controlled/non-affiliated on the Consolidated Statements of Operations	$(1,000)	$3,331	$1,372	$1,193	—	$4,896

	Financial Assets For the year ended December 31, 2015
	First Lien Debt	Second Lien Debt	Structured Finance Obligations	Equity Investments	Total
Balance, beginning of year	$505,212	$107,874	$76,001	$—	$689,087
Purchases	472,342	113,195	10,059	2,215	597,811
Sales	(17,454)	—	(19,930)	—	(37,384)
Paydowns	(174,427)	(8,025)	(10,155)	—	(192,607)
Accretion of discount	2,677	277	20	—	2,974
Net realized gains (losses)	208	—	956	—	1,164
Net change in unrealized appreciation (depreciation)	(3,099)	(2,925)	(12,139)	209	(17,954)

Balance, end of year	$785,459	$210,396	$44,812	$2,424	$1,043,091

Net change in unrealized appreciation (depreciation) included in earnings related to investments still held as of December 31, 2015 included in net change in unrealized appreciation (depreciation) on investments non-controlled/non-affiliated on the Consolidated Statements of Operations	$(4,423)	$(2,838)	$(12,219)	$209	$(19,271)

The Company generally uses the following framework when determining the fair value of investments that are categorized as Level 3:

Investments in debt securities are initially evaluated to determine whether the enterprise value of the portfolio company is greater than the applicable debt. The enterprise value of the portfolio company is estimated using a market approach and an income approach. The market approach utilizes market value (EBITDA) multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The Company carefully considers numerous factors when selecting the appropriate companies whose multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, relevant risk factors, as well as size, profitability and growth expectations. The income approach typically uses a discounted cash flow analysis of the portfolio company.

Investments in debt securities that do not have sufficient coverage through the enterprise value analysis are valued based on an expected probability of default and discount recovery analysis.

Investments in debt securities with sufficient coverage through the enterprise value analysis are generally valued using a discounted cash flow analysis of the underlying security. Projected cash flows in the discounted cash flow typically represent the relevant security’s contractual interest, fees and principal payments plus the assumption of full principal recovery at the security’s expected maturity date. The discount rate to be used is determined using an average of two market-based methodologies. Investments in debt securities may also be valued using consensus pricing.

Investments in structured finance obligations are generally valued using a discounted cash flow and/or consensus pricing.

Investments in equities are generally valued using a market approach and/or an income approach. The market approach utilizes EBITDA multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The income approach typically uses a discounted cash flow analysis of the portfolio company.

Investments in the subordinated loan and member’s interest of the investment fund are valued using the net asset value of the Company’s ownership interest in the investment fund and investments in the mezzanine loan of the investment fund are valued using discounted cash flow analysis with expected repayment rate of principal and interest.

The following tables summarize the quantitative information related to the significant unobservable inputs for Level 3 instruments which are carried at fair value as of December 31, 2016 and 2015:

	Fair Value as of December 31, 2016	Valuation Techniques	Significant Unobservable Inputs	Range		Weighted Average
				Low	High
Investments in First Lien Debt	$986,695	Discounted Cash Flow	Discount Rate	4.50%	16.33%	7.94%
	152,853	Consensus Pricing	Indicative Quotes	40.75	106.36	97.29

Total First Lien Debt	1,139,548

Investments in Second Lien Debt	153,657	Discounted Cash Flow	Discount Rate	7.93%	11.05%	9.75%
	16,525	Consensus Pricing	Indicative Quotes	83.17	100.88	94.48
	1,682	Income Approach	Discount Rate	15.32%	15.32%	15.32%
		Market Approach	Comparable Multiple	8.01x	8.68x	8.34x

Total Second Lien Debt	171,864

	Fair Value as of December 31, 2016	Valuation Techniques	Significant Unobservable Inputs	Range		Weighted Average
				Low	High
Investments in Structured Finance Obligations	2,761	Discounted Cash Flow	Discount Rate	22.00%	22.00%	22.00%
			Default Rate	1.13	1.13	1.13
			Prepayment Rate	35.00	35.00	35.00
			Recovery Rate	65.00	65.00	65.00
	2,455	Consensus Pricing	Indicative Quotes	0.10	48.79	48.50

Total Structured Finance Obligations	5,216

Investments in Equity	6,474	Income Approach	Discount Rate	8.68%	10.40%	9.41%
		Market Approach	Comparable Multiple	7.22x	13.71x	11.00x

Total Equity Investments	6,474

Investments in Investment Fund – Mezzanine Loan	62,384	Income Approach	Repayment Rate	100.00%	100.00%	100.00%

Total Investment Fund – Mezzanine Loan	62,384

Total Level 3 Investments	$1,385,486

	Fair Value as of December 31, 2015	Valuation Techniques	Significant Unobservable Inputs	Range		Weighted Average
				Low	High
Investments in First Lien Debt	$618,172	Discounted Cash Flow	Discount Rate	5.57%	13.37%	8.19%
	167,287	Consensus Pricing	Indicative Quotes	96.50	99.38	97.97

Total First Lien Debt	785,459

Investments in Second Lien Debt	161,907	Discounted Cash Flow	Discount Rate	9.37%	15.44%	10.56%
	48,489	Consensus Pricing	Indicative Quotes	93.25	101.25	96.86

Total Second Lien Debt	210,396

Investments in Structured Finance Obligations	43,016	Discounted Cash Flow	Discount Rate	13.00%	17.50%	14.05%
			Default Rate	0.19	1.56	1.09
			Prepayment Rate	18.16	40.00	22.09
			Recovery Rate	69.27	75.00	74.36
	1,796	Consensus Pricing	Indicative Quotes	0.18	63.00	59.69

Total Structured Finance Obligations	44,812

Investments in Equity	2,424	Income Approach	Discount Rate	10.19%	10.90%	10.42%
		Market Approach	Comparable Multiple	9.94x	11.09x	10.71x

Total Equity Investments	2,424

Total Level 3 Investments	$1,043,091

The significant unobservable inputs used in the fair value measurement of the Company’s investments in first and second lien debt securities are discount rates and indicative quotes. Significant increases in discount rates would result in a significantly lower fair value measurement. Significant decreases in indicative quotes in isolation may result in a significantly lower fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Company’s investments in structured finance obligations are discount rates, default rates, prepayment rates, recovery rates and indicative quotes. Significant increases in discount rates, default rates or prepayment rates in isolation would result in a significantly lower fair value measurement, while a significant increase in recovery rates in isolation would result in a significantly higher fair value. Significant decreases in indicative quotes in isolation may result in a significantly lower fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Company’s investments in equities are discount rates and comparable EBITDA multiples. Significant increases in discount rates would result in a significantly lower fair value measurement. Significant decreases in comparable EBITDA multiples would result in a significantly lower fair value measurement.

Financial instruments disclosed but not carried at fair value

The following table presents the carrying value and fair value of the Company’s secured borrowings disclosed but not carried at fair value as of December 31, 2016 and 2015:

	December 31, 2016		December 31, 2015
	Carrying Value	Fair Value	Carrying Value	Fair Value
Secured borrowings	$421,885	$421,885	$234,313	$234,313

Total	$421,885	$421,885	$234,313	$234,313

The carrying values of the secured borrowings approximate their respective fair values and are categorized as Level 3 within the hierarchy. Secured borrowings are valued generally using discounted cash flow analysis. The significant unobservable inputs used in the fair value measurement of the Company’s secured borrowings are discount rates. Significant increases in discount rates would result in a significantly lower fair value measurement.

The following table represents the carrying values (before debt issuance costs) and fair values of the Company’s 2015-1 Notes disclosed but not carried at fair value as of December 31, 2016 and 2015:

	December 31, 2016		December 31, 2015
	Carrying Value	Fair Value	Carrying Value	Fair Value
Aaa/AAA Class A-1A Notes	$160,000	$160,072	$160,000	$157,200
Aaa/AAA Class A-1B Notes	40,000	39,960	40,000	39,700
Aaa/AAA Class A-1C Notes	27,000	26,951	27,000	26,823
Aa2 Class A-2 Notes	46,000	45,784	46,000	45,122

Total	$273,000	$272,767	$273,000	$268,845

The fair value determination of the Company’s 2015-1 Notes was based on the market quotation(s) received from broker/dealer(s). These fair value measurements were based on significant inputs not observable and thus represent Level 3 measurements as defined in the accounting guidance for fair value measurement.

The carrying value of other financial assets and liabilities approximates their fair value based on the short term nature of these items.

4. RELATED PARTY TRANSACTIONS

Investment Advisory Agreement

On April 3, 2013, the Company’s Board of Directors, including a majority of the directors who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Directors”), approved an investment advisory agreement (the “Investment Advisory Agreement”) between the Company and the Investment Adviser in accordance with, and on the basis of an evaluation satisfactory to such directors as required by, Section 15(c) of the Investment Company Act. The initial term of the Investment Advisory Agreement is two years from April 3, 2013 and, unless terminated earlier, the Investment Advisory Agreement will renew automatically for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of the Board of Directors and by the vote of a majority of the Independent Directors. On March 20, 2017, the Company’s Board of Directors, including a majority of the Independent Directors, approved the continuance of the Investment Advisory Agreement for a one year period. The Investment Advisory Agreement will automatically terminate in the event of an assignment and may be terminated by either party without penalty upon at least 60 days’ written notice to the other party. Subject to the overall supervision of the Board of Directors, the Investment Adviser provides investment advisory services to the Company. For providing these services, the Investment Adviser receives fees from the Company consisting of two components—a base management fee and an incentive fee.

Prior to a Qualified IPO, the base management fee is calculated and payable quarterly in arrears at an annual rate of 1.50% of the average daily gross assets of the Company for the period adjusted for share issuances or repurchases, excluding any cash and cash equivalents and including assets acquired through the incurrence of debt from use of the SPV Credit Facility, Credit Facility and 2015-1 Notes (see Note 6, Borrowings, and Note 7, 2015-1 Notes). For purposes of this calculation, cash and cash equivalents include any temporary investments in cash-equivalents, U.S. government securities and other high quality investment grade debt investments that mature in 12 months or less from the date of investment. Base management fees for any partial quarter are prorated. The Investment Adviser waived its right to receive one-third (0.50%) of the base management fee prior to a Qualified IPO. The fee waiver will terminate if and when a Qualified IPO has been consummated. Any waived base management fees are not subject to recoupment by the Investment Adviser.

The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on the pre-incentive fee net investment income for the immediately preceding calendar quarter. The second part is determined and payable in arrears based on capital gains as of the end of each calendar year.

Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the operating expenses accrued for the quarter (including the base management fee, expenses payable under the administration agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income does not include, in the case of investments with a deferred interest feature (such as OID, debt instruments with pay-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

Prior to any Qualified IPO of the Company’s common stock, pre-incentive fee net investment income, expressed as a rate of return on the average daily Hurdle Calculation Value (as defined below) throughout the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.50% per quarter (6% annualized). “Hurdle Calculation Value” means, on any given day, the sum of (x) the value of net assets as of the end of the calendar quarter immediately preceding such day plus (y) the aggregate amount of capital drawn from investors (or reinvested in the Company pursuant to a dividend reinvestment plan) from the beginning of the current quarter to such day minus (z) the aggregate amount of distributions (including share repurchases) made by the Company from the beginning of the current quarter to such day but only to the extent such distributions were not declared and accounted for on the books and records in a previous quarter.

The Company pays its Investment Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee based on pre-incentive fee net investment income in any calendar quarter in which its pre-incentive fee net investment income does not exceed the hurdle of 1.50%;

•	100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 1.875% in any calendar quarter (7.50% annualized). The Company refers to this portion of the pre-incentive fee net investment income (which exceeds the hurdle but is less than 1.875%) as the “catch-up.” The “catch-up” is meant to provide the Investment Adviser with approximately 20% of the Company’s pre-incentive fee net investment income as if a hurdle did not apply if this net investment income exceeds 1.875% in any calendar quarter; and

•	20% of the amount of pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter (7.50% annualized) will be payable to the Investment Adviser. This reflects that once the hurdle is reached and the catch-up is achieved, 20% of all pre-incentive fee investment income thereafter is allocated to the Investment Adviser.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of realized capital gains, if any, on a cumulative basis from inception through the date of determination, computed net of all realized capital losses on a cumulative basis and unrealized capital depreciation, less the aggregate amount of any previously paid capital gain incentive fees, provided that, the incentive fee determined at the end of the first calendar year of operations may be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses on a cumulative basis and unrealized capital depreciation.

The Company will defer payment of any incentive fee otherwise earned by the Investment Adviser if, during the most recent four full calendar quarter periods (or, if less, the number of full calendar quarters completed since the initial drawdown of capital from the stockholders, “Initial Drawdown”) ending on or prior to the date such payment is to be made, the sum of (a) the aggregate distributions to stockholders and (b) the change in net assets (defined as gross assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 6.0% of net assets (defined as gross assets less indebtedness) at the beginning of such period, provided, that such percentage will be appropriately prorated during the four full calendar quarters immediately following the Initial Drawdown. These calculations are adjusted for any share issuances or repurchases. Any deferred incentive fees are carried over for payment in subsequent calculation periods. The Investment Adviser may earn an incentive fee under the Investment Advisory Agreement on the Company’s repurchase of debt issued by the Company at a gain.

For the years ended December 31, 2016, 2015 and 2014, base management fees were $12,359, $8,907 and $4,373, respectively (net of waiver of $6,180, $4,454 and $2,186, respectively), incentive fees related to pre-incentive fee net investment income were $14,905, $8,881 and $3,578, respectively, and there were no incentive fees related to realized capital gains. For the years ended December 31, 2016, 2015 and 2014, there were no accrued capital gains incentive fees based upon the cumulative net realized and unrealized appreciation (depreciation) as of December 31, 2016, 2015 and 2014, respectively. The accrual for any capital gains incentive fee under US GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reduction of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual.

As of December 31, 2016 and 2015, $8,157 and $5,277, respectively, was included in base management and incentive fees payable in the accompanying Consolidated Statements of Assets and Liabilities.

On April 3, 2013, the Investment Adviser entered into a personnel agreement with The Carlyle Group Employee Co., L.L.C. (“Carlyle Employee Co.”), an affiliate of the Investment Adviser, pursuant to which Carlyle Employee Co. provides the Investment Adviser with access to investment professionals.

Administration Agreement

On April 3, 2013, the Company’s Board of Directors approved an administration agreement (the “Administration Agreement”) between the Company and the Administrator. Pursuant to the Administration Agreement, the Administrator provides services and receives reimbursements equal to an amount that reimburses the Administrator for its costs and expenses and the Company’s allocable portion of overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including the Company’s allocable portion of the compensation paid to or compensatory distributions received by the Company’s officers (including the Chief Compliance Officer and Chief Financial Officer) and respective staff who provide services to the Company, operations staff who provide services to the Company, and any internal audit staff, to the extent internal audit performs a role in the Company’s Sarbanes-Oxley Act internal control assessment. Reimbursement under the Administration Agreement occurs quarterly in arrears.

The initial term of the Administration Agreement is two years from April 3, 2013 and, unless terminated earlier, the Administration Agreement will renew automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board of Directors or by a majority vote of the outstanding voting securities of the Company and (ii) the vote of a majority of the Company’s Independent Directors. On March 20, 2017, the Company’s Board of Directors, including a majority of the Independent Directors, approved the continuance of the Administration Agreement for a one year period. The Administration Agreement may not be assigned by a party without the consent of the other party and may be terminated by either party without penalty upon at least 60 days’ written notice to the other party.

For the years ended December 31, 2016, 2015 and 2014, the Company incurred $703, $595 and $626, respectively, in fees under the Administrative Agreement, which were included in administrative service fees in the accompanying Consolidated Statements of Operations. As of December 31, 2016 and 2015, $137 and $97, respectively, was unpaid and included in administrative service fees payable in the accompanying Consolidated Statements of Assets and Liabilities.

Sub-Administration Agreements

On April 3, 2013, the Administrator entered into sub-administration agreements with Carlyle Employee Co. and CELF Advisors LLP (“CELF”) (the “Carlyle Sub-Administration Agreements”). Pursuant to the Carlyle Sub-Administration Agreements, Carlyle Employee Co. and CELF provide the Administrator with access to personnel.

On April 3, 2013, the Administrator entered into a sub-administration agreement with State Street Bank and Trust Company (“State Street” and, such agreement, the “State Street Sub-Administration Agreement” and, together with the Carlyle Sub-Administration Agreements, the “Sub-Administration Agreements”). On March 11, 2015, the Company’s Board of Directors, including a majority of the Independent Directors, approved an amendment to the State Street Sub-Administration Agreement. The initial term of the State Street Sub-Administration Agreement ends on April 1, 2017 and, unless terminated earlier, the State Street Sub-Administration Agreement will renew automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board of Directors or by the vote of a majority of the outstanding voting securities of the Company and (ii) the vote of a majority of the Company’s Independent Directors. The State Street Sub-Administration Agreement may be terminated upon at least 60 days’

written notice and without penalty by the vote of a majority of the outstanding securities of the Company, or by the vote of the Board of Directors or by either party to the State Street Sub-Administration Agreement.

For the years ended December 31, 2016, 2015 and 2014, fees incurred in connection with the State Street Sub-Administration Agreement, which amounted to $602, $486 and $222, respectively, were included in other general and administrative in the accompanying Consolidated Statements of Operations. As of December 31, 2016 and 2015, $159 and $138, respectively, was unpaid and included in other accrued expenses and liabilities in the accompanying Consolidated Statements of Assets and Liabilities.

Placement Fees

On April 3, 2013, the Company entered into a placement fee arrangement with TCG Securities, L.L.C. (“TCG”), a licensed broker-dealer and an affiliate of the Investment Adviser, which may require stockholders to pay a placement fee to TCG for TCG’s services.

For the years ended December 31, 2016, 2015 and 2014, TCG earned placement fees of $12, $6 and $1, respectively, from the Company’s stockholders in connection with the issuance or sale of the Company’s common stock.

Board of Directors

The Company’s Board of Directors currently consists of five members, three of whom are Independent Directors. On April 3, 2013, the Board of Directors also established an Audit Committee consisting of its Independent Directors, and may establish additional committees in the future. For the years ended December 31, 2016, 2015 and 2014, the Company incurred $553, $419 and $395, respectively, in fees and expenses associated with its Independent Directors and Audit Committee. As of December 31, 2016 and 2015, $0 was unpaid and included in other accrued expenses and liabilities in the accompanying Consolidated Statements of Assets and Liabilities. As of December 31, 2016 and 2015, current directors had committed $765 in capital commitments to the Company.

Transactions

On May 13, 2016 and October 14, 2016, the Company sold investments to a wholly owned subsidiary of Credit Fund for proceeds of $20,038 and $19,800, respectively. The Company had no realized gain or loss on these trades. See Note 5, Middle Market Credit Fund, LLC, for further information about Credit Fund.

5. MIDDLE MARKET CREDIT FUND, LLC

Overview

On February 29, 2016, the Company and Credit Partners entered into the Limited Liability Company Agreement to co-manage Credit Fund, an unconsolidated Delaware limited liability company. Credit Fund primarily invests in first lien loans of middle market companies. Credit Fund is managed by a six-member board of managers, on which the Company and Credit Partners each have equal representation. The Company and Credit Partners each have 50% economic ownership of Credit Fund and have commitments to fund, from time to time, capital of up to $400,000 each. Funding of such commitments generally requires the approval of the board of Credit Fund, including the board members appointed by the Company.

Together with Credit Partners, the Company co-invests through Credit Fund. Portfolio and investment decisions with respect to Credit Fund must be unanimously approved by a quorum of Credit Fund’s investment committee consisting of an equal number of representatives of the Company and Credit Partners. Therefore, although the Company owns more than 25% of the voting securities of Credit Fund, the Company does not believe that it has control over Credit Fund (other than for purposes of the Investment Company Act). Middle

Market Credit Fund SPV, LLC (the “Credit Fund Sub”), a Delaware limited liability company, was formed on April 5, 2016. Credit Fund Sub primarily invests in first lien loans of middle market companies. Credit Fund Sub is a wholly owned subsidiary of Credit Fund and is consolidated in Credit Fund’s consolidated financial statements commencing from the date of its formation.

Selected Financial Data

Since inception of Credit Fund and through December 31, 2016, the Company and Credit Partners each made capital contributions of $1 in members’ equity and $35,000 in subordinated loans to Credit Fund. Additionally, Credit Fund had net borrowings of $62,384 in mezzanine loans under a revolving credit facility with the Company (the “Credit Fund Facility”). As of December 31, 2016, Credit Fund had subordinated loans and members’ capital of $74,547 and mezzanine loans of $62,384. The Company’s ownership interest in such subordinated loans and members’ capital was $37,273 and in such mezzanine loans was $62,384.

As of December 31, 2016, Credit Fund held cash and cash equivalents totaling $6,103.

As of December 31, 2016, Credit Fund had total investments at fair value of $437,829, which was comprised of first lien senior secured loans and second lien senior secured loans to 28 portfolio companies. As of December 31, 2016, no loans in Credit Fund’s portfolio were on non-accrual status or contained PIK provisions. All investments in the portfolio were floating rate debt instruments with interest rate floors. The portfolio companies in Credit Fund are U.S. middle market companies in industries similar to those in which the Company may invest directly. Additionally, as of December 31, 2016, Credit Fund had commitments to fund various undrawn revolvers and delayed draw investments to its portfolio companies totaling $30,361.

Below is a summary of Credit Fund’s portfolio, followed by a listing of the loans in Credit Fund’s portfolio as of December 31, 2016:

As of December 31, 2016
Senior secured loans (1)	$439,086
Weighted average yields of senior secured loans based on amortized cost (2)	6.47%
Weighted average yields of senior secured loans based on fair value (2)	6.41%
Number of portfolio companies in Credit Fund	28

(1)	At par/principal amount.
(2)	Weighted average yields include the effect of accretion of discounts and amortization of premiums and are based on interest rates as of December 31, 2016. Weighted average yield on debt and income producing securities at fair value is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of OID and market discount earned on accruing debt included in such securities, divided by (b) total first lien and second lien debt at fair value included in such securities. Weighted average yield on debt and income producing securities at amortized cost is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of OID and market discount earned on accruing debt included in such securities, divided by (b) total first lien and second lien debt at amortized cost included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented above.

Consolidated Schedule of Investments as of December 31, 2016
Investments (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (5)	Fair Value (6)
First Lien Debt (99.31% of fair value)
AM Conservation Holding Corporation (2)(3)(4)	Energy: Electricity	L + 4.75% (1.00% Floor)	10/31/2022	$30,000	$29,721	$29,925
Datapipe, Inc. (2)(3)(4)(11)	Telecommunications	L + 4.75% (1.00% Floor)	3/15/2019	9,750	9,654	9,764
Dimora Brands, Inc. (fka TK USA Enterprises, Inc.) (2)(3)(4)(11)	Construction & Building	L + 4.50% (1.00% Floor)	4/4/2023	19,850	19,580	19,723
Diversitech Corporation (2)(4)(10)(11)	Capital Equipment	P + 3.50%	11/19/2021	14,803	14,617	14,803
DTI Holdco, Inc. (2)(3)(4)(7)	High Tech Industries	L + 5.25% (1.00% Floor)	9/30/2023	19,950	19,751	19,651
DYK Prime Acquisition LLC (2)(3)(4)	Chemicals, Plastics & Rubber	L + 4.75% (1.00% Floor)	4/1/2022	5,775	5,735	5,775
EAG, Inc. (2)(3)(4)(11)	Services: Business	L + 4.25% (1.00% Floor)	7/28/2018	8,713	8,686	8,720
EIP Merger Sub, LLC (Evolve IP) (2)(3)(4)(8)	Telecommunications	L + 6.25% (1.00% Floor)	6/7/2021	22,971	22,323	22,509
EIP Merger Sub, LLC (Evolve IP) (2)(3)(4)(9)	Telecommunications	L + 6.25% (1.00% Floor)	6/7/2021	1,500	1,455	1,468
Empower Payments Acquisitions, Inc. (2)(3)(7)	Media: Advertising, Printing & Publishing	L + 5.50% (1.00% Floor)	11/30/2023	17,500	17,154	17,279
Generation Brands Holdings, Inc. (2)(3)(4)	Durable Consumer Goods	L + 5.00% (1.00% Floor)	6/10/2022	19,900	19,712	20,099
Jensen Hughes, Inc. (2)(3)(4)(10)	Utilities: Electric	L + 5.00% (1.00% Floor)	12/4/2021	20,409	20,188	20,327
Kestra Financial, Inc. (2)(3)(4)	Banking, Finance, Insurance & Real Estate	L + 5.25% (1.00% Floor)	6/24/2022	19,900	19,632	19,814
MSHC, Inc. (2)(3)(4)(10)	Construction & Building	L + 5.00% (1.00% Floor)	7/19/2021	13,177	13,062	13,003
PAI Holdco, Inc. (Parts Authority) (2)(3)(4)	Automotive	L + 4.75% (1.00% Floor)	12/30/2022	9,950	9,886	9,950
Pasternack Enterprises, Inc. (Infinite RF) (2)(3)(4)	Capital Equipment	L + 5.00% (1.00% Floor)	5/27/2022	11,941	11,844	11,941
Q Holding Company (2)(3)(4)	Automotive	L + 5.00% (1.00% Floor)	12/18/2021	13,964	13,828	13,941
QW Holding Corporation (Quala) (2)(3)(4)(7)(10)	Environmental Industries	L + 6.75% (1.00% Floor)	8/31/2022	8,975	8,413	9,030
Restaurant Technologies, Inc. (2)(3)(4)	Retail	L + 4.75% (1.00% Floor)	11/23/2022	23,514	23,117	23,443
RelaDyne Inc. (2)(3)(4)(10)	Wholesale	L + 5.25% (1.00% Floor)	7/22/2022	14,000	13,871	13,969
Systems Maintenance Services Holding, Inc. (2)(3)(4)	High Tech Industries	L + 5.00% (1.00% Floor)	10/30/2023	12,000	11,885	12,001
T2 Systems Canada, Inc. (2)(3)(4)(11)	Transportation: Consumer	L + 6.75% (1.00% Floor)	9/28/2022	2,700	2,635	2,727
T2 Systems, Inc. (2)(3)(4)(10)(11)	Transportation: Consumer	L + 6.75% (1.00% Floor)	9/28/2022	15,300	14,888	15,473
The Original Cakerie, Ltd. (Canada) (2)(3)(4)(10)	Beverage, Food & Tobacco	L + 5.00% (1.00% Floor)	7/20/2021	7,009	6,946	7,009
The Original Cakerie, Co. (Canada) (2)(3)(4)	Beverage, Food & Tobacco	L + 5.50% (1.00% Floor)	7/20/2021	3,621	3,591	3,621
U.S. Acute Care Solutions, LLC (2)(3)(4)	Health & Pharmaceuticals	L + 5.00% (1.00% Floor)	5/15/2021	26,400	26,154	26,336
U.S. Anesthesia Partners, Inc. (2)(3)(4)	Health & Pharmaceuticals	L + 5.00% (1.00% Floor)	12/31/2019	10,374	10,275	10,362
Vantage Specialty Chemicals, Inc. (2)(3)(4)(11)	Chemicals, Plastics & Rubber	L + 4.50% (1.00% Floor)	2/5/2021	17,910	17,786	17,903

Consolidated Schedule of Investments as of December 31, 2016
Investments (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (5)	Fair Value (6)
WIRB – Copernicus Group, Inc. (2)(3)(4)	Health & Pharmaceuticals	L + 5.00% (1.00% Floor)	8/12/2022	$7,980	$7,916	$8,050
Zest Holdings, LLC (2)(3)(4)	Durable Consumer Goods	L + 4.75% (1.00% Floor)	8/16/2020	8,700	8,658	8,749
Zywave, Inc. (2)(3)(4)(7)(10)	High Tech Industries	L + 5.00% (1.00% Floor)	11/17/2022	17,500	17,315	17,434

First Lien Debt Total					$430,278	$434,799

Second Lien Debt (0.69% of fair value)
Vantage Specialty Chemicals, Inc. (2)(3)(4)(11)	Chemicals, Plastics & Rubber	L + 8.75% (1.00% Floor)	2/5/2022	$2,000	$1,960	$1,987
Zywave, Inc. (2)(3)(4)	High Tech Industries	L + 9.00% (1.00% Floor)	11/17/2023	1,050	1,034	1,043

Second Lien Debt Total					$2,994	$3,030

Total Investments					$433,272	$437,829

(1)	Unless otherwise indicated, issuers of investments held by Credit Fund are domiciled in the United States. As of December 31, 2016, the geographical composition of investments as a percentage of fair value was 2.43% in Canada and 97.57% in the United States.
(2)	Variable rate loans to the portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the U.S. Prime Rate (“P”)), which generally resets quarterly. For each such loan, Credit Fund has provided the interest rate in effect as of December 31, 2016. As of December 31, 2016, all of Credit Fund’s LIBOR loans were indexed to the 90-day LIBOR rate at 1.00%, except for those loans as indicated in Note 11 below, and the U.S. Prime Rate loan was indexed at 3.75%.
(3)	Loan includes interest rate floor feature.
(4)	Denotes that all or a portion of the assets are owned by Credit Fund Sub. Credit Fund Sub has entered into a revolving credit facility (the “Credit Fund Sub Facility”). The lenders of the Credit Fund Sub Facility have a first lien security interest in substantially all of the assets of Credit Fund Sub. Accordingly, such assets are not available to creditors of Credit Fund.
(5)	Amortized cost represents original cost, including origination fees, adjusted for the accretion/amortization of discounts/premiums, as applicable, on debt investments using the effective interest method.
(6)	Fair value is determined in good faith by or under the direction of the board of managers of Credit Fund, pursuant to Credit Fund’s valuation policy, which is substantially similar to the valuation policy of the Company provided in Note 3, Fair Value Measurements.
(7)	Denotes that all or a portion of the assets are owned by Credit Fund. Credit Fund has entered into the Credit Fund Facility. The lenders of the Credit Fund Facility have a first lien security interest in substantially all of the assets of Credit Fund. Accordingly, such assets are not available to creditors of Credit Fund Sub.
(8)	Credit Fund receives less than the stated interest rate of this loan as a result of an agreement among lenders. The interest rate reduction is 1.25% on EIP Merger Sub, LLC (Evolve IP). Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/first out loan, which has first priority ahead of the first lien/last out loan with respect to principal, interest and other payments.
(9)	In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company is entitled to receive additional interest as a result of an agreement among lenders as follows: EIP Merger Sub, LLC (Evolve IP) (3.84%). Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/last out loan, which has a secondary priority behind the first lien/first out loan with respect to principal, interest and other payments.

(10)	As of December 31, 2016, Credit Fund had the following unfunded commitments to fund delayed draw and revolving senior secured loans:

First Lien Debt – unfunded delayed draw and revolving term loans commitments	Type	Unused Fee	Par/ Principal Amount	Fair Value
Diversitech Corporation	Delayed Draw	1.00%	$5,000	$—
Jensen Hughes, Inc.	Revolver	0.50%	2,000	(7)
Jensen Hughes, Inc.	Delayed Draw	0.50%	1,461	(5)
MSHC, Inc.	Delayed Draw	1.50%	1,790	(21)
QW Holding Corporation (Quala)	Revolver	1.00%	5,086	14
QW Holding Corporation (Quala)	Delayed Draw	1.00%	5,918	17
RelaDyne Inc.	Revolver	0.50%	2,162	(6)
RelaDyne Inc.	Delayed Draw	0.50%	1,824	(5)
T2 Systems, Inc.	Revolver	1.00%	1,955	20
The Original Cakerie, Ltd. (Canada)	Revolver	0.50%	1,665	—
Zywave, Inc.	Revolver	0.50%	1,500	(5)

Total unfunded commitments			$30,361	$2

(11)	As of December 31, 2016, this LIBOR loan was indexed to the 30-day LIBOR rate at 0.77%.

Below is certain summarized consolidated financial information for Credit Fund as of December 31, 2016. Credit Fund commenced operations in May 2016.

December 31, 2016
Selected Consolidated Balance Sheet Information
ASSETS
Investments, at fair value (amortized cost of $433,272)	$437,829
Cash and other assets	11,326

Total assets	$449,155

LIABILITIES AND MEMBERS’ EQUITY
Secured borrowings	$248,540
Mezzanine loans	62,384
Other liabilities	63,684
Subordinated loans and members’ equity	74,547

Liabilities and members’ equity	$449,155

Selected Consolidated Statement of Operations Information:
Total investment income	$9,973

Expenses
Interest and credit facility expenses	5,410
Other expenses	1,266

Total expenses	6,676

Net investment income (loss)	3,297

Net realized gain (loss) on investments	41
Net change in unrealized appreciation (depreciation) on investments	4,557

Net increase (decrease) resulting from operations	$7,895

Debt

Credit Fund Facility

On June 24, 2016, Credit Fund entered into the Credit Fund Facility with the Company pursuant to which Credit Fund may from time to time request mezzanine loans from the Company. The maximum principal amount of the Credit Fund Facility is $100,000. The maturity date of the Credit Fund Facility is June 24, 2017. Amounts borrowed under the Credit Fund Facility bear interest at a rate of LIBOR plus 9.50%.

During the year ended December 31, 2016, there were mezzanine loan borrowings of $84,784 and repayments of $22,400 under the Credit Fund Facility. As of December 31, 2016, there were $62,384 in mezzanine loans outstanding.

As of December 31, 2016, Credit Fund was in compliance with all covenants and other requirements of the Credit Fund Facility.

Credit Fund Sub Facility

On June 24, 2016, Credit Fund Sub closed on the Credit Fund Sub Facility with lenders. The Credit Fund Sub Facility provides for secured borrowings during the applicable revolving period up to an amount equal to $450,000, with an accordion feature that can, subject to certain conditions, increase the aggregate maximum credit commitment up to an amount not to exceed $1,400,000. The facility is secured by a first lien security interest in substantially all of the portfolio investments held by Credit Fund Sub and the Company’s and Credit Partners’ unfunded capital commitments. The maturity date of the Credit Fund Sub Facility is June 24, 2022. Amounts borrowed under the Credit Fund Sub Facility bear interest at a rate of LIBOR plus 2.50%.

During the year ended December 31, 2016, there were secured borrowings of $248,540 under the Credit Fund Sub Facility. As of December 31, 2016, there was $248,540 in secured borrowings outstanding.

As of December 31, 2016, Credit Fund Sub was in compliance with all covenants and other requirements of the Credit Fund Sub Facility.

6. BORROWINGS

In accordance with the Investment Company Act, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the Investment Company Act, is at least 200% after such borrowing. As of December 31, 2016 and 2015, asset coverage was 209.97% and 212.70%, respectively. During the years ended December 31, 2016, 2015 and 2014, there were secured borrowings of $566,351, $402,200 and $420,023, respectively, under the SPV Credit Facility and Credit Facility and repayments of $378,779, $476,328 and $178,404, respectively, under the SPV Credit Facility and Credit Facility. As of December 31, 2016 and 2015, there were $421,885 and $234,313, respectively, in secured borrowings outstanding.

SPV Credit Facility

The SPV closed on May 24, 2013 on the SPV Credit Facility, which was subsequently amended on June 30, 2014, June 19, 2015 and June 9, 2016. The SPV Credit Facility provides for secured borrowings during the applicable revolving period up to an amount equal to the lesser of $400,000 (the borrowing base as calculated pursuant to the terms of the SPV Credit Facility) and the amount of net cash proceeds and unpledged capital commitments the Company has received, with an accordion feature that can, subject to certain conditions, increase the aggregate maximum credit commitment up to an amount not to exceed $750,000, subject to restrictions imposed on borrowings under the Investment Company Act and certain restrictions and conditions set forth in the SPV Credit Facility, including adequate collateral to support such borrowings. The SPV Credit Facility has a revolving period through May 23, 2019 and a maturity date of May 24, 2021. Borrowings under the

SPV Credit Facility bear interest initially at the applicable commercial paper rate (if the lender is a conduit lender) or LIBOR (or, if applicable, a rate based on the prime rate or federal funds rate) plus 2.00% per year through May 23, 2018, with a pre-determined future interest rate increase of 0.50% during the final year of the revolving period and pre-determined future interest rate increases of 0.875%-1.75% over the two years following the end of the revolving period. The SPV is also required to pay an undrawn commitment fee of between 0.25% and 0.75% per year depending on the usage of the SPV Credit Facility. Payments under the SPV Credit Facility are made quarterly. The lenders have a first lien security interest on substantially all of the assets of the SPV.

As part of the SPV Credit Facility, the SPV is subject to limitations as to how borrowed funds may be used and the types of loans that are eligible to be acquired by the SPV including, but not limited to, restrictions on sector and geographic concentrations, loan size, payment frequency, tenor and minimum investment ratings (or estimated ratings). In addition, borrowed funds are intended to be used primarily to purchase first lien loan assets, and the SPV is limited in its ability to purchase certain other assets (including, but not limited to, second lien loans, covenant-lite loans, revolving and delayed draw loans and discount loans) and other assets are not permitted to be purchased (including, but not limited to paid-in-kind loans and structured finance obligations). The SPV Credit Facility has certain requirements relating to interest coverage, collateral quality and portfolio performance, including limitations on delinquencies and charge offs, certain violations of which could result in the immediate acceleration of the amounts due under the SPV Credit Facility. The SPV Credit Facility is also subject to a borrowing base that applies different advance rates to assets held by the SPV based generally on the fair market value of such assets. Under certain circumstances as set forth in the SPV Credit Facility, the Company could be obliged to repurchase loans from the SPV.

As of December 31, 2016 and 2015, the SPV was in compliance with all covenants and other requirements of the SPV Credit Facility.

Credit Facility

The Company closed on March 21, 2014 on the Credit Facility, which was subsequently amended on January 8, 2015 and May 25, 2016 (the “Second Facility Amendment”). The maximum principal amount of the Credit Facility is $220,000, subject to availability under the Credit Facility, which is based on certain advance rates multiplied by the value of the Company’s portfolio investments (subject to certain concentration limitations) net of certain other indebtedness that the Company may incur in accordance with the terms of the Credit Facility. Proceeds of the Credit Facility may be used for general corporate purposes, including the funding of portfolio investments. Maximum capacity under the Credit Facility may be increased to $225,000 through the exercise by the Company of an uncommitted accordion feature through which existing and new lenders may, at their option, agree to provide additional financing. The Credit Facility includes a $20,000 limit for swingline loans and a $5,000 limit for letters of credit. The Company may borrow amounts in U.S. dollars or certain other permitted currencies. Amounts drawn under the Credit Facility, including amounts drawn in respect of letters of credit, bear interest at either LIBOR plus an applicable spread of 2.25%, or an “alternative base rate” (which is the highest of a prime rate, the federal funds effective rate plus 0.50%, or one month LIBOR plus 1.00%) plus an applicable spread of 1.25%. The Company may elect either the LIBOR or the “alternative base rate” at the time of drawdown, and loans may be converted from one rate to another at any time, subject to certain conditions. The Company also pays a fee of 0.375% on undrawn amounts under the Credit Facility and, in respect of each undrawn letter of credit, a fee and interest rate equal to the then-applicable margin under the Credit Facility while the letter of credit is outstanding. The availability period under the Credit Facility will terminate on March 21, 2020 and the Credit Facility will mature on March 21, 2021. During the period from March 21, 2020 to March 21, 2021, the Company will be obligated to make mandatory prepayments under the Credit Facility out of the proceeds of certain asset sales, other recovery events and equity and debt issuances.

Subject to certain exceptions, the Credit Facility is secured by a first lien security interest in substantially all of the portfolio investments held by the Company and the Company’s unfunded investor equity capital commitments (provided that the amount of unfunded capital commitments ultimately available to the lenders is limited to $100,000). The pledge of unfunded investor equity capital commitments was subject to release once $100,000 of incremental capital had been called and received by the Company subsequent to January 8, 2015. The pledge of unfunded investor equity capital commitments had been released as of December 31, 2016. The Credit Facility includes customary covenants, including certain financial covenants related to asset coverage, shareholders’ equity and liquidity, certain limitations on the incurrence of additional indebtedness and liens, and other maintenance covenants, as well as usual and customary events of default for senior secured revolving credit facilities of this nature.

Related to the Second Credit Facility Amendment, $380 of deferred financing costs (representing the prorated financing costs related to a departing lender) were immediately expensed on May 25, 2016 in lieu of continuing to amortize over the term of the Credit Facility.

As of December 31, 2016 and 2015, the Company was in compliance with all covenants and other requirements of the Credit Facility.

Summary of Facilities

The facilities of the Company and the SPV consisted of the following as of December 31, 2016 and 2015:

	December 31, 2016
	Total Facility	Borrowings Outstanding	Unused Portion (1)	Amount Available (2)
SPV Credit Facility	$400,000	$252,885	$147,115	$5,988
Credit Facility	220,000	169,000	51,000	51,000

Total	$620,000	$421,885	$198,115	$56,988

	December 31, 2015
	Total Facility	Borrowings Outstanding	Unused Portion (1)	Amount Available (2)
SPV Credit Facility	$400,000	$170,313	$229,687	$3,155
Credit Facility	150,000	64,000	86,000	86,000

Total	$550,000	$234,313	$315,687	$89,155

(1)	The unused portion is the amount upon which commitment fees are based.
(2)	Available for borrowing based on the computation of collateral to support the borrowings and subject to compliance with applicable covenants and financial ratios.

As of December 31, 2016 and 2015, $1,667 and $966, respectively, of interest expense, $203 and $141, respectively, of unused commitment fees and $23 and $22, respectively, of other fees were included in interest and credit facility fees payable. For the years ended December 31, 2016, 2015 and 2014, the weighted average interest rate was 2.73%, 2.23% and 2.18%, respectively, and average principal debt outstanding was $307,734, $265,277 and $164,980, respectively. As of December 31, 2016, 2015 and 2014, the weighted average interest rate was 2.92%, 2.37% and 2.17%, respectively, based on floating LIBOR rates.

For the years ended December 31, 2016, 2015 and 2014, the components of interest expense and credit facility fees were as follows:

	For the years ended December 31,
	2016	2015	2014
Interest expense	$8,559	$6,008	$3,648
Facility unused commitment fee	1,253	847	1,129
Amortization of deferred financing costs	1,213	945	1,820
Other fees	107	106	103

Total interest expense and credit facility fees	$11,132	$7,906	$6,700

Cash paid for interest expense	$7,828	$6,062	$2,882

7. 2015-1 Notes

On June 26, 2015, the Company completed the 2015-1 Debt Securitization. The 2015-1 Notes were issued by the 2015-1 Issuer, a wholly owned and consolidated subsidiary of the Company, and are secured by a diversified portfolio of the 2015-1 Issuer consisting primarily of first and second lien senior secured loans. The 2015-1 Debt Securitization was executed through a private placement of the 2015-1 Notes, consisting of $160 million of Aaa/AAA Class A-1A Notes which bear interest at the three-month London Interbank Offered Rate (“LIBOR”) plus 1.85%; $40 million of Aaa/AAA Class A-1B Notes which bear interest at the three-month LIBOR plus 1.75% for the first 24 months and the three-month LIBOR plus 2.05% thereafter; $27 million of Aaa/AAA Class A-1C Notes which bear interest at 3.75%; and $46 million of Aa2 Class A-2 Notes which bear interest at the three month LIBOR plus 2.70%. The 2015-1 Notes were issued at par and are scheduled to mature on July 15, 2027. The Company received 100% of the preferred interests (the “Preferred Interests”) issued by the 2015-1 Issuer on the closing date of the 2015-1 Debt Securitization in exchange for the Company’s contribution to the Issuer of the initial closing date loan portfolio. The Preferred Interests do not bear interest and had a nominal value of $125.9 million at closing. In connection with the contribution, the Company made customary representations, warranties and covenants to the 2015-1 Issuer in the purchase agreement. The Class A-1A, Class A-1B and Class A-1C and Class A-2 Notes are included in the December 31, 2016 consolidated financial statements. The Preferred Interests were eliminated in consolidation.

On the closing date of the 2015-1 Debt Securitization, the 2015-1 Issuer effected a one-time distribution to the Company of a substantial portion of the proceeds of the private placement of the 2015-1 Notes, net of expenses, which distribution was used to repay a portion of certain amounts outstanding under the SPV Credit Facility and the Credit Facility. As part of the 2015-1 Debt Securitization, certain first and second lien senior secured loans were distributed by the SPV to the Company pursuant to a distribution and contribution agreement. The Company contributed the loans that comprised the initial closing date loan portfolio (including the loans distributed to the Company from the SPV) to the 2015-1 Issuer pursuant to a contribution agreement. Future loan transfers from the Company to the 2015-1 Issuer will be made pursuant to a sale agreement and are subject to the approval of the Company’s Board of Directors. Assets of the 2015-1 Issuer are not available to the creditors of the SPV or the Company. In connection with the issuance and sale of the 2015-1 Notes, the Company made customary representations, warranties and covenants in the purchase agreement.

During the reinvestment period, pursuant to the indenture governing the 2015-1 Notes, all principal collections received on the underlying collateral may be used by the 2015-1 Issuer to purchase new collateral under the direction of Investment Adviser in its capacity as collateral manager of the 2015-1 Issuer and in accordance with the Company’s investment strategy.

The Investment Adviser serves as collateral manager to the 2015-1 Issuer under a collateral management agreement (the “Collateral Management Agreement”). Pursuant to the Collateral Management Agreement, the 2015-1 Issuer pays management fees (comprised of base management fees, subordinated management fees and incentive management fees) to the Investment Adviser for rendering collateral management services. As per the Collateral Management Agreement, for the period the Company retains all of the Preferred Interests, the Investment Adviser does not earn management fees for providing such collateral management services. The Company currently retains all of the Preferred Interests, thus the Investment Adviser did not earn any management fees from the 2015-1 Issuer for the year ended December 31, 2016. Any such waived fees may not be recaptured by the Investment Adviser.

Pursuant to an undertaking by the Company in connection with the 2015-1 Debt Securitization, the Company has agreed to hold on an ongoing basis Preferred Interests with an aggregate dollar purchase price at least equal to 5% of the aggregate outstanding amount of all collateral obligations by the 2015-1 Issuer for so long as any securities of the 2015-1 Issuer remain outstanding. As of December 31, 2016, the Company was in compliance with its undertaking.

The 2015-1 Issuer pays ongoing administrative expenses to the trustee, independent accountants, legal counsel, rating agencies and independent managers in connection with developing and maintaining reports, and providing required services in connection with the administration of the 2015-1 Issuer.

As of December 31, 2016, there were 62 first lien and second lien senior secured loans with a total fair value of approximately $389,437 securing the 2015-1 Notes. The pool of loans in the securitization must meet certain requirements, including asset mix and concentration, term, agency rating, collateral coverage, minimum coupon, minimum spread and sector diversity requirements in the indenture governing the 2015-1 Notes.

For the years ended December 31, 2016 and 2015, the weighted average interest rate, which includes amortization of debt issuance costs on the 2015-1 Notes, was 2.89% and 2.45%, respectively, based on floating LIBOR rates.

For the years ended December 31, 2016, 2015 and 2014, the components of interest expense on the 2015-1 Notes were as follows:

	For the years ended December 31,
	2016	2015	2014
Interest expense	$7,698	$3,468	$—
Amortization of debt issuance costs	205	106	—

Total interest expense and credit facility fees	$7,903	$3,574	$—

Cash paid for interest expense	$7,439	$2,021	$—

8. COMMITMENTS AND CONTINGENCIES

A summary of significant contractual payment obligations was as follows as of December 31, 2016 and 2015:

	SPV Credit Facility and Credit Facility		2015-1 Notes
Payment Due by Period	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Less than 1 Year	$—	$—	$—	$—
1-3 Years	—	—	—	—
3-5 Years	421,885	64,000	—	—
More than 5 Years	—	170,313	273,000	273,000

Total	$421,885	$234,313	$273,000	$273,000

In the ordinary course of its business, the Company enters into contracts or agreements that contain indemnification or warranties. Future events could occur that lead to the execution of these provisions against the Company. The Company believes that the likelihood of such an event is remote; however, the maximum potential exposure is unknown. No accrual has been made in the consolidated financial statements as of December 31, 2016 and 2015 for any such exposure.

As of December 31, 2016 and 2015, the Company had $1,222,358 and $1,174,340, respectively, in total capital commitments from stockholders, of which $421,698 and $559,214, respectively, was unfunded. As of December 31, 2016 and 2015, current directors had committed $765 in capital commitments to the Company.

The Company had the following unfunded commitments to fund delayed draw and revolving senior secured loans as of the indicated dates:

	Par Value as of
	December 31, 2016	December 31, 2015
Unfunded delayed draw commitments	$35,704	$20,695
Unfunded revolving term loan commitments	24,063	3,906

Total unfunded commitments	$59,767	$24,601

As of December 31, 2016, the Company had remaining commitments to fund, from time to time, capital to Credit Fund of up to $364,999. Funding of such commitments generally requires the approval of the board of Credit Fund, including the board members appointed by the Company. As of December 31, 2016, the Company had remaining commitments to fund, from time to time, mezzanine loans to Credit Fund of up to $37,617, of which $13,500 was available for borrowing based on the computation of collateral to support the borrowings.

9. NET ASSETS

The Company has the authority to issue 200,000,000 shares of common stock, $0.01 per share par value.

During the year ended December 31, 2016, the Company issued 10,178,235 shares for $185,816 including reinvestment of dividends. The following table summarizes capital activity during the year ended December 31, 2016:

	Common Stock		Capital in Excess of Par Value	Offering Costs	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Accumulated Net Unrealized Appreciation (Depreciation) on Investments	Total Net Assets
	Shares	Amount
Balance, beginning of year	31,524,083	$315	$613,944	$(74)	$(12,994)	$(2,411)	$(27,054)	$571,726
Common stock issued	10,162,898	102	185,435	—	—	—	—	185,537
Reinvestment of dividends	15,337	—	279	—	—	—	—	279
Net investment income (loss)	—	—	—	—	59,621	—	—	59,621
Net realized gain (loss) on investments	—	—	—	—	—	(9,644)	—	(9,644)
Net change in unrealized appreciation (depreciation) on investments	—	—	—	—	—	—	19,832	19,832
Dividends declared	—	—	—	—	(63,214)	—	—	(63,214)
Tax reclassification of stockholders’ equity in accordance with US GAAP	—	—	(78)	—	13,380	(13,302)	—	—

Balance, end of year	41,702,318	$417	$799,580	$(74)	$(3,207)	$(25,357)	$(7,222)	$764,137

During the year ended December 31, 2015, the Company issued 13,591,386 shares for $262,485 including reinvestment of dividends. The following table summarizes capital activity during the year ended December 31, 2015:

	Common Stock		Capital in Excess of Par Value	Offering Costs	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Accumulated Net Unrealized Appreciation (Depreciation) on Investments	Total Net Assets
	Shares	Amount
Balance, beginning of year	17,932,697	$179	$351,636	$(74)	$(4,388)	$(57)	$(9,039)	$338,257
Common stock issued	13,584,508	136	262,218	—	—	—	—	262,354
Reinvestment of dividends	6,878	—	131	—	—	—	—	131
Net investment income (loss)	—	—	—	—	35,524	—	—	35,524
Net realized gain (loss) on investments—non-controlled/ non-affiliated	—	—	—	—	—	1,164	—	1,164
Net change in unrealized appreciation (depreciation) on investments—non-controlled/ non-affiliated	—	—	—	—	—	—	(18,015)	(18,015)
Dividends declared	—	—	—	—	(47,689)	—	—	(47,689)
Tax reclassification of stockholders’ equity in accordance with US GAAP	—	—	(41)	—	3,559	(3,518)	—	—

Balance, end of year	31,524,083	$315	$613,944	$(74)	$(12,994)	$(2,411)	$(27,054)	$571,726

During the year ended December 31, 2014, the Company issued 8,356,707 shares for $164,803 including reinvestment of dividends. The following table summarizes capital activity during the year ended December 31, 2014:

	Common Stock		Capital in Excess of Par Value	Offering Costs	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Accumulated Net Unrealized Appreciation (Depreciation) on Investments	Total Net Assets
	Shares	Amount
Balance, beginning of year	9,575,990	$96	$186,965	$(74)	$(664)	$—	$(321)	$186,002
Common stock issued	8,354,987	83	164,686	—	—	—	—	164,769
Reinvestment of dividends	1,720	—	34	—	—	—	—	34
Net investment income (loss)	—	—	—	—	14,260	—	—	14,260
Net realized gain (loss) on investments—non-controlled/ non-affiliated	—	—	—	—	—	72	—	72
Net change in unrealized appreciation (depreciation) on investments—non-controlled/ non-affiliated	—	—	—	—	—	—	(8,718)	(8,718)
Dividends declared	—	—	—	—	(18,162)	—	—	(18,162)
Tax reclassification of stockholders’ equity in accordance with US GAAP	—	—	(49)	—	178	(129)	—	—

Balance, end of year	17,932,697	$179	$351,636	$(74)	$(4,388)	$(57)	$(9,039)	$338,257

The following table summarizes total shares issued and proceeds received related to capital subscriptions for the Company’s common stock and reinvestment of dividends during the year ended December 31, 2016:

	Shares Issued	Proceeds Received
January 22, 2016*	3,885	$74
March 11, 2016	1,815,181	33,000
April 22, 2016*	2,988	54
May 6, 2016	1,510,859	26,999
June 24, 2016	1,660,333	30,102
July 22, 2016*	3,756	66
August 26, 2016	1,909,449	35,000
September 16, 2016	1,360,948	25,001
October 24, 2016*	4,708	85
November 18, 2016	1,906,128	35,435

Total	10,178,235	$185,816

* Represents shares issued upon the reinvestment of dividends.

The following table summarizes total shares issued and proceeds received related to capital subscriptions for the Company’s common stock and reinvestment of dividends during the year ended December 31, 2015:

	Shares Issued	Proceeds Received
January 16, 2015	924,977	$18,000
January 26, 2015*	1,051	20
February 26, 2015	2,312,659	45,005
April 21, 2015*	1,351	25
May 1, 2015	1,462,746	28,085
May 22, 2015	1,708,068	33,000
June 25, 2015	2,412,386	46,992
July 22, 2015*	2,018	38
August 21, 2015	1,032,504	20,002
September 30, 2015	104,954	2,009
October 9, 2015	1,255,914	24,038
October 22, 2015*	2,458	47
December 21, 2015	2,370,300	45,224

Total	13,591,386	$262,485

* Represents shares issued upon the reinvestment of dividends.

The following table summarizes total shares issued and proceeds received related to capital subscriptions for the Company’s common stock and reinvestment of dividends during the year ended December 31, 2014:

	Shares Issued	Proceeds Received
January 27, 2014	1,020,810	$19,998
February 21, 2014	491,849	9,689
March 21, 2014	1,802,772	35,785
April 14, 2014*	148	3
July 14, 2014*	586	12
September 17, 2014	643,060	12,790
October 9, 2014*	986	19
October 16, 2014	1,134,723	22,502
November 3, 2014	1,008,570	20,000
December 9, 2014	2,253,203	44,005

Total	8,356,707	$164,803

* Represents shares issued upon the reinvestment of dividends.

Subscribed but unissued shares are presented in equity with a deduction of subscriptions receivable until cash is received for a subscription. There were no subscribed but unissued shares as of December 31, 2016, 2015 and 2014.

Subscription transactions during the years ended December 31, 2016, 2015 and 2014 were executed at an offering price at a premium to net asset value due to the requirement to use prior quarter net asset value as offering price unless it would result in the Company selling shares of its common stock at a price below the current net asset value and also in order to effect a reallocation of organizational costs to subsequent investors. Such subscription transactions increased net asset value by $0.01 per share, $0.11 per share, and $0.09 per share, respectively, for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company computes earnings per common share in accordance with ASC 260, Earnings Per Share. Basic earnings per common share were calculated by dividing net increase (decrease) in net assets resulting from operations attributable to the Company by the weighted-average number of common shares outstanding for the year.

Basic and diluted earnings per common share were as follows:

	For the years ended December 31,
	2016	2015	2014
Net increase (decrease) in net assets resulting from operations	$69,809	$18,673	$5,614
Weighted-average common shares outstanding	36,152,390	24,830,200	13,091,544

Basic and diluted earnings per common share	$1.93	$0.75	$0.43

The following table summarizes the Company’s dividends declared and payable since inception through the year ended December 31, 2016:

Date Declared	Record Date	Payment Date	Per Share Amount		Total Amount
March 13, 2014	March 31, 2014	April 14, 2014	$0.19		$2,449
June 26, 2014	June 30, 2014	July 14, 2014	$0.27		$3,481
September 12, 2014	September 18, 2014	October 9, 2014	$0.44		$5,956
December 19, 2014	December 29, 2014	January 26, 2015	$0.35		$6,276
March 11, 2015	March 13, 2015	April 17, 2015	$0.37		$7,833
June 24, 2015	June 30, 2015	July 22, 2015	$0.37		$9,902
September 24, 2015	September 24, 2015	October 22, 2015	$0.42		$11,670
December 29, 2015	December 29, 2015	January 22, 2016	$0.40		$12,610
December 29, 2015	December 29, 2015	January 22, 2016	$0.18	(1)	$5,674
March 10, 2016	March 14, 2016	April 22, 2016	$0.40		$13,337
June 8, 2016	June 8, 2016	July 22, 2016	$0.40		$13,943
September 28, 2016	September 28, 2016	October 24, 2016	$0.40		$15,917
December 29, 2016	December 29, 2016	January 24, 2017	$0.41		$17,098
December 29, 2016	December 29, 2016	January 24, 2017	$0.07	(1)	$2,919

(1)	Represents a special dividend.

10. CONSOLIDATED FINANCIAL HIGHLIGHTS

The following is a schedule of consolidated financial highlights for the years ended December 31, 2016, 2015, 2014 and 2013:

	For the years ended December 31,
	2016	2015	2014	2013
Per Share Data:
Net asset value per share, beginning of year	$18.14	$18.86	$19.42	$20.00
Net investment income (loss) (1)	1.65	1.43	1.09	(0.55)
Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments	0.20	(0.52)	(0.49)	(0.34)

Net increase (decrease) in net assets resulting from operations	1.85	0.91	0.60	(0.89)

Dividends declared (2)	(1.68)	(1.74)	(1.25)	—
Effect of subscription offering price (3)	0.01	0.11	0.09	0.32
Offering costs	—	—	—	(0.01)

Net asset value per share, end of year	$18.32	$18.14	$18.86	$19.42

Number of shares outstanding, end of year	41,702,318	31,524,083	17,932,697	9,575,990
Total return (4)	10.25%	5.41%	3.55%	(2.90)%
Net assets, end of year	$764,137	$571,726	$338,257	$186,002
Ratio to average net assets (5):
Expenses net of waiver, before incentive fees	5.46%	5.11%	5.78%	9.75%
Expenses net of waiver, after incentive fees	7.69%	6.94%	7.15%	9.75%
Expenses gross of waiver, after incentive fees	8.62%	7.86%	7.98%	10.21%
Net investment income (loss) (6)	8.93%	7.33%	5.45%	(2.45)%
Interest expense and credit facility fees	2.85%	2.37%	2.56%	2.23%
Ratios/Supplemental Data:
Asset coverage, end of period	209.97%	212.70%	209.67%	378.35%
Portfolio turnover	32.39%	26.04%	28.06%	6.43%
Total committed capital, end of year	$1,222,358	$1,174,340	$1,129,522	$877,408
Ratio of total contributed capital to total committed capital, end of year	65.50%	52.38%	31.23%	21.43%
Weighted-average shares outstanding	36,152,390	24,830,200	13,091,544	3,016,298

(1)	For the years ended December 31, 2016, 2015 and 2014, net investment income (loss) per share was calculated as net investment income (loss) for the year divided by the weighted-average number of shares outstanding for the year. For the year ended December 31, 2013, net investment income (loss) per share was calculated as net investment income (loss) for the period divided by the weighted average number of shares outstanding for the period June 5, 2013 (date of issuance of shares related to the first capital drawdown) through December 31, 2013.
(2)	For the years ended December 31, 2016, 2015 and 2014, dividends declared per share was calculated as the sum of dividends declared during the year divided by the number of shares outstanding at each respective quarter-end date (refer to Notes 9 and 12).
(3)	Increase is due to offering price of subscriptions during the year (refer to Note 9).
(4)

Total return is based on the change in net asset value per share during the year plus the declared dividends, assuming reinvestment of dividends in accordance with the dividend reinvestment plan, divided by the beginning net asset value for the year. Total return based on change in net asset value for the year ended December 31, 2013 was calculated for the period from commencement of operations through December 31, 2013. Total return for the years ended December 31, 2016, 2015, 2014 and 2013 was inclusive of $0.01, $0.11, $0.09, and $0.32, respectively, per share increase in net asset value related to the offering price of subscriptions. Excluding the effects of the higher offering price of subscriptions, total return would have been 10.20%, 4.83%, 3.09%, and (4.50%), respectively (refer to Note 9).
(5)	The Company commenced operations on May 2, 2013; therefore, ratios to average net assets and portfolio turnover for the year ended December 31, 2013 may have been different had there been a full year of operations.
(6)	The net investment income ratio is net of the waiver of base management fees.

11. LITIGATION

The Company may become party to certain lawsuits in the ordinary course of business. The Company does not believe that the outcome of current matters, if any, will materially impact the Company or its consolidated financial statements. As of December 31, 2016 and 2015, the Company was not subject to any material legal proceedings, nor, to the Company’s knowledge, is any material legal proceeding threatened against the Company.

In addition, portfolio investments of the Company could be the subject of litigation or regulatory investigations in the ordinary course of business. The Company does not believe that the outcome of any current contingent liabilities of its portfolio investments, if any, will materially affect the Company or these consolidated financial statements.

12. TAX

The Company has not recorded a liability for any uncertain tax positions pursuant to the provisions of ASC 740, Income Taxes, as of December 31, 2016 and 2015.

In the normal course of business, the Company is subject to examination by federal and certain state, local and foreign authorities for 2013-2016. As of December 31, 2016 and 2015, the Company had filed tax returns and therefore is subject to examination.

Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified among the Company’s capital accounts. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from US GAAP. As of December 31, 2016 and 2015, permanent differences primarily due to the tax treatment of passive foreign investment companies and non- deductible excise tax resulted in a net decrease in accumulated net investment loss by $13,380 and $3,559, respectively, net decrease in accumulated net realized gain by $13,302 and $3,518, respectively, and net decrease in additional paid-in capital in excess of par by $78 and $41, respectively, on the Consolidated Statements of Assets and Liabilities. Total earnings and net asset value were not affected.

The tax character of the distributions paid for the fiscal years ended December 31, 2016, 2015 and 2014 was as follows:

	For the years ended December 31,
	2016	2015	2014
Ordinary income	$63,214	$47,689	$18,162
Tax return of capital	$—	$—	$—

Income Tax Information and Distributions to Stockholders

As of December 31, 2016 and 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

	2016	2015
Undistributed ordinary income	$5,365	$2,691
Other book/tax temporary differences (1)	(2,108)	(2,012)
Capital loss carryforwards	(25,414)	(2,411)
Net unrealized appreciation (depreciation) on investments (2)	(13,629)	(40,727)

Total accumulated earnings (deficit)	$(35,786)	$(42,459)

(1)	Consists of the unamortized portion of organization costs as of December 31, 2016 and 2015, respectively.
(2)	The difference between the book-basis and tax-basis unrealized appreciation (depreciation) on investments is attributable primarily to the tax treatment of passive foreign investment companies, which include the structured finance obligations.

Also, consists of book to tax difference on interest income on CLO equity investments recognized using the effective yield method for financial statement purposes.

As of December 31, 2016 and 2015, the cost of investments for federal income tax purposes and gross unrealized appreciation and depreciation on investments were as follows:

	2016	2015
Cost of investments	$1,436,387	$1,093,393
Gross unrealized appreciation on investments	22,390	5,911
Gross unrealized depreciation on investments	(36,019)	(46,638)

Net unrealized appreciation (depreciation) on investments	$(13,629)	$(40,727)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) was enacted which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. Under the RIC Modernization Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law. As of December 31, 2016 and 2015, the Company did not have any pre-enactment capital loss carryforwards, and had $25,414 and $2,411, respectively, of post enactment capital loss carryforwards, $614 and $727 of which were post-enactment short-term capital loss carryforwards, respectively, and $24,800 and $1,684, of which were post-enactment long-term capital loss carryforwards, respectively.

13. SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

	2016
	Q4	Q3	Q2	Q1
Total investment income	$33,156	$28,957	$25,748	$23,110
Net expenses	14,807	13,111	12,282	11,150
Net investment income (loss)	18,349	15,846	13,466	11,960
Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments	(953)	13,324	12,485	(14,668)
Net increase (decrease) in net assets resulting from operations	17,396	29,170	25,951	(2,708)
Net asset value per share	18.32	18.38	18.02	17.66
Basic and diluted earnings per common share	$0.48	$0.78	$0.75	$(0.08)

	2015
	Q4	Q3	Q2	Q1
Total investment income	$20,685	$19,601	$15,925	$12,979
Net expenses	9,920	9,267	7,980	6,499
Net investment income (loss)	10,765	10,334	7,945	6,480
Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments	(20,748)	(681)	1,270	3,308
Net increase (decrease) in net assets resulting from operations	(9,983)	9,653	9,215	9,788
Net asset value per share	18.14	19.02	19.09	19.05
Basic and diluted earnings per common share	$(0.34)	$0.35	$0.40	$0.50

	2014
	Q4	Q3	Q2	Q1
Total investment income	$5,885	$10,522	$9,944	$6,633
Net expenses	4,906	4,816	5,408	3,594
Net investment income (loss)	979	5,706	4,536	3,039
Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments	(4,910)	(4,769)	56	977
Net increase (decrease) in net assets resulting from operations	(3,931)	937	4,592	4,016
Net asset value per share	18.86	19.35	19.71	19.63
Basic and diluted earnings per common share	$(0.25)	$0.07	$0.36	$0.37

14. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date the consolidated financial statements were issued. There have been no subsequent events that require recognition or disclosure through the date the consolidated financial statements were issued, except as disclosed below.

Subsequent to December 31, 2016, the Company borrowed $81,000 under the Credit Facility and SPV Credit Facility to fund investment acquisitions. The Company also voluntarily repaid $124,277 under the Credit Facility and SPV Credit Facility.

Effective January 31, 2017, TwentyEighty, Inc. (fka Miller Heiman, Inc.) completed a restructuring whereby the first lien debt held by us was converted into new term loans and equity. Such term loan investments contain cash interest and PIK provisions. As a result, we realized a loss of $7,738 during the period.

On February 28, 2017, Credit Fund issued a capital call and delivered capital drawdown notices of $3,000 to each of the Company and Credit Partners. Proceeds from the capital call were due, and the related issuance of $6,000 of subordinated loans occurred, on March 7, 2017.

On March 20, 2017, the Company’s Board of Directors, including a majority of the Independent Directors, approved the renewal of the Company’s Investment Advisory Agreement with the Investment Adviser and the Company’s Administration Agreement with the Administrator, each for an additional one year term.

On March 20, 2017, the Company’s Board of Directors declared a dividend of $0.41 per share, which is payable on or about April 24, 2017 to holders of record of the Company’s common stock at the close of business on March 20, 2017.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

Pursuant to the Merger Agreement, at the effective time, subject to the satisfaction of specified closing conditions, NFIC will merge with and into us with us as the surviving entity in the NFIC Acquisition. Upon the completion of the NFIC Acquisition, each share of NFIC common stock issued and outstanding immediately prior to the effective time of the NFIC Acquisition will be converted into the right to receive the Merger Consideration from us, in accordance with the elections of NFIC stockholders. Each NFIC stockholder is permitted to elect its Cash Percentage Election with respect to all shares of NFIC common stock held by such stockholder. The Cash Election Percentage elected by an NFIC stockholder shall not exceed 95%. The net asset value of the Merger Consideration (consisting of Acquisition Shares and cash, if any) that each NFIC stockholder is entitled to under the Merger Agreement will be equal to the net asset value of such NFIC stockholder’s shares of common stock in NFIC.

We cannot assure you that the NFIC Acquisition will be consummated as scheduled, or at all. See “Business—NFIC Acquisition” for a description of the terms of the NFIC Acquisition and “Risk Factors—Risks Related to the NFIC Acquisition—We may fail to complete the NFIC Acquisition” for a description of the risks associated with a failure to consummate the NFIC Acquisition.

The unaudited pro forma consolidated financial data is based on our historical consolidated financial statements and the related notes, which are included elsewhere in this document. See “Financial Statements—Index to Financial Statements.”

The following unaudited pro forma consolidated financial data is adjusted to give effect of the NFIC Acquisition on our consolidated financial position and results of operations.

In accordance with GAAP, the acquired assets and assumed liabilities of NFIC will be recorded by us at their estimated fair values as of the effective date. The unaudited pro forma consolidated statement of operations for the year ended December 31, 2016 give effect to the NFIC Acquisition as if it had occurred on January 1, 2016. The unaudited pro forma consolidated balance sheet as of December 31, 2016 gives effect to the NFIC Acquisition as if it had occurred on December 31, 2016.

The unaudited pro forma consolidated financial data is presented for illustrative purposes only and does not necessarily indicate the consolidated results of operations or the financial position that would have resulted had the NFIC Acquisition been completed at the beginning of the applicable period presented, nor the impact of potential expense efficiencies of the NFIC Acquisition and other factors. In addition, the unaudited pro forma consolidated financial data does not include any estimated net increase (decrease) in stockholders’ equity resulting from operations or asset sales and repayments that are not already reflected that may occur between December 31, 2016 and the completion of the NFIC Acquisition.

TCG BDC, Inc.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

As of December 31, 2016 (unaudited)

(dollar amounts in thousands, except per share data)

	TCG BDC(2)	NFIC(2)	Adjustments(1)(3)		TCG BDC (Pro Forma)(6)
ASSETS
Total investments, at fair value	$1,422,759	$286,181	$—		$1,708,940
Deferred financing costs & prepaid expenses	3,350	1,096	(1,084)		3,362
Cash and other assets	64,046	8,012	(5,205)		66,853

Total assets	$1,490,155	$295,289	$(6,289)		$1,779,155

LIABILITIES
Secured borrowings	$421,885	$130,427	$5,861		$558,173
2015-1 Notes payable, net of unamortized debt issuance costs of $2,151	270,849	—	—		270,849
Other liabilities	33,284	9,316	(223	)(4)	42,377

Total liabilities	726,018	139,743	5,638		871,399

NET ASSETS	$764,137	$155,546	$(11,927)		$907,756

NET ASSETS PER SHARE	$18.32	$19.07			$18.32

Shares Outstanding	41,702,318	8,156,316	(295,424	)(5)	49,563,210
Asset Coverage Ratio	209.97%	219.26%	—		209.21%

(1)	Assumes all NFIC stockholders elect 95% as their Cash Election Percentage and that (i) TCG BDC assumes all the assets and liabilities by operation of law as of the effective time under the Merger Agreement, except for deferred financing costs associated with NFIC’s outstanding debt, which will be written off in connection with the NFIC Acquisition, (ii) TCG BDC intends to finance the NFIC Acquisition through the cash raised from a combination of capital calls under its subscription agreements with its stockholders (50%) and borrowing from the Facilities (50%), and (iii) $393, which represents 50% of the NFIC Acquisition expenses, will be allocated pro rata between TCG BDC and NFIC based on their relative net assets as of the business day immediately prior to the closing date of the NFIC Acquisition (such time of valuation, the “Valuation Time”).
(2)	Amounts are from the respective audited Consolidated Statement of Assets and Liabilities as of December 31, 2016 on the Form 10-K filed March 22, 2017 by TCG BDC or NFIC.

(3)	Reflects the effect of the write off of NFIC’s deferred financing costs and changes in outstanding cash, secured borrowings and net assets balances as result of the NFIC Acquisition. The gross amounts by line item are as follows:

(amounts in thousands)	Cash and other assets

$ 136,288	Estimated capital calls from TCG BDC stockholders to fund the NFIC Acquisition

136,288	Estimated secured borrowing from TCG BDC facilities to fund the NFIC Acquisition

(146,739)	TCG BDC to pay NFIC stockholders in cash, representing approximately 95% of the Merger Consideration

(130,427)	TCG BDC to repay NFIC’s facilities principal outstanding balances as a result of the NFIC Acquisition

(616)	TCG BDC to pay the interest payable to NFIC’s lenders on the existing debt facilities as a result of the NFIC Acquisition

$ (5,205)	Net change in cash and other assets

Secured borrowings

$ 136,288	Estimated secured borrowing from TCG BDC’s facilities to fund the NFIC Acquisition

(130,427)	TCG BDC to repay NFIC’s facilities principal outstanding balances as result of the NFIC Acquisition

$ 5,861	Net change in secured borrowings

Net Assets

$ 136,288	Estimated capital calls from TCG BDC’s stockholders to fund the NFIC Acquisition

7,723	Issuance of additional shares of TCG BDC to NFIC’s stockholders, representing approximately 5% of the Merger Consideration

(155,546)	Cancellation of NFIC’s stockholders’ equity upon the NFIC Acquisition with and into TCG BDC

(393)	Estimated allocated transaction costs of TCG BDC and NFIC

$ (11,927)	Net change in net assets

(4)	Reflects an estimated allocated transaction expense of approximately $393, to be incurred as a result of the NFIC Acquisition, offset by the payment of the $616 interest payable to NFIC’s lenders on the existing credit facilities.
(5)	Change in the number of shares reflects the net result of the cancellation of NFIC’s existing shares and the issuance of additional shares by TCG BDC to NFIC stockholders as consideration for the NFIC Acquisition and to TCG BDC’s stockholders for capital calls to fund the NFIC Acquisition.
(6)	Reflects the pro forma assets and liabilities of TCG BDC as if the NFIC Acquisition were to close as of December 31, 2016. The total investments reflects the fair value of the illiquid debt securities held by NFIC as of December 31, 2016 that will be transferred to TCG BDC in connection with the NFIC Acquisition. The values are derived based on the fair value of these investments as of December 31, 2016, which may not reflect the current fair value of these securities.

TCG BDC, Inc.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

For the year ended December 31, 2016 (unaudited)

(dollar amounts in thousands, except per share data)

	TCG BDC(1)	NFIC(1)	Adjustments(2)		TCG BDC Combined Pro-Forma
Investment income:
Interest income from non-controlled/non-affiliated investments	$101,196	$20,209	$—		$121,405
Other income from non-controlled/non-affiliated investments	6,635	—	—		6,635
Interest income from controlled/affiliated investments	1,465	—	—		1,465
Dividend income from controlled/affiliated investments	1,675	—	—		1,675

Total investment income	110,971	20,209	—		131,180

Expenses:
Base management fees	18,539	677	4,062	(4)	23,278
Incentive fees	14,905	—	2,523	(5)	17,428
Professional fees	2,103	703	—	(3)	2,806
Administrative service fees	703	185	—	(3)	888
Interest expense	16,462	2,822	899	(6)	20,183
Credit facility fees	2,573	762	(1,508	)(7)	1,827
Directors’ fees and expenses	553	138	—		691
Other general and administrative	1,692	432	—	(3)	2,124

Total expenses	57,530	5,719	5,976		69,225
Waiver of base management fees	6,180	—	1,579	(4)	7,759

Net expenses	51,350	5,719	4,397		61,466

Net investment income (loss)	59,621	14,490	(4,397)		69,714

Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments:
Net realized gain (loss) on investments, non-controlled/non affiliated	(9,644)	50	—		(9,594)
Net change in unrealized appreciation (depreciation) on investments—non-controlled/non-affiliated	17,560	(951)	—		16,609
Net change in unrealized appreciation (depreciation) on investments—controlled/affiliated	2,272	—	—		2,272

Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments	10,188	(901)	—		9,287

Net increase (decrease) in net assets resulting from operations	$69,809	$13,589	$(4,397)		$79,001

Basic and diluted earnings per common share	$1.93	$1.79			$1.79

Weighted-average shares of common stock outstanding—Basic and Diluted	36,152,390	7,587,210	273,682		44,013,282

(1)	Amounts are from the respective audited Consolidated Statement of Operations for the year ended December 31, 2016 on the Form 10-K filed March 22, 2017 by TCG BDC or NFIC.
(2)	Reflects the changes in management fees, incentive fees, and interest expense as result of the NFIC Acquisition.
(3)	Amounts exclude an estimated expense of approximately $393 to be incurred as a result of the NFIC Acquisition and estimated annual savings of approximately $800.
(4)	Management fees are based on average gross assets for the period adjusted for share issuances or repurchases, excluding any cash and cash equivalents and including assets acquired through the incurrence of debt. See “Management—Investment Advisory Agreement.”
(5)	The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. The second part is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement) in an amount equal to 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. See “Management—Investment Advisory Agreement.”
(6)	Amount is reflective of removing NFIC’s interest expense of $2,822 and adding interest expense of $3,721 related to the estimated secured borrowing of $136,288 from TCG BDC’s existing facilities to fund the NFIC Acquisition as if such borrowing had occurred on January 1, 2016 at the same weighted average interest rate of 2.73% as TCG BDC’s existing secured borrowings for the year ended December 31, 2016.
(7)	Reduction is reflective of removing NFIC’s credit facility fees of $762 and savings on TCG BDC’s unused commitment fees of $746 from the higher utilization of TCG BDC’s existing facilities resulting in lower unused commitment fees. Amount excludes an estimate of $1,084 to be written off as a result of the NFIC Acquisition.

TCG BDC, INC. & NF INVESTMENT CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of December 31, 2016

(dollar amounts in thousands)

TCG BDC, INC. & NF INVESTMENT CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of December 31, 2016

(dollar amounts in thousands)

				TCG BDC		NFIC		Combined Pro-Forma
Investments—non controlled/ non-affiliated	Industry	Interest Rate	Maturity Date	Par/ Principal Amount	Fair Value	Par/ Principal Amount	Fair Value	Par/ Principal Amount	Fair Value	% of Fair Value
First Lien Debt
Access CIG, LLC	Business Services	L + 5.00% (1.00% Floor)	10/17/2021	18,335	18,335	6,079	6,079	24,414	24,414	1.4%
Advanced Instruments, LLC	Healthcare & Pharmaceuticals	L + 5.25% (1.00% Floor)	10/31/2022	22,500	22,252	—	—	22,500	22,252	1.3%
AF Borrower LLC (Accuvant)	High Tech Industries	L + 5.25% (1.00% Floor)	1/28/2022	16,113	16,113	4,028	4,028	20,141	20,141	1.2%
Alpha Packaging Holdings, Inc.	Containers, Packaging & Glass	L + 4.25% (1.00% Floor)	5/12/2020	11,322	11,322	3,774	3,774	15,096	15,096	0.9%
Anaren, Inc.	Telecommunications	L + 4.50% (1.00% Floor)	2/18/2021	10,869	10,869	3,170	3,170	14,039	14,039	0.8%
APX Group Inc.	Consumer Services	6.38%	12/1/2019	—	—	2,500	2,572	2,500	2,572	0.2%
Aquilex LLC	Environmental Industries	L + 4.00% (1.00% Floor)	12/31/2020	—	—	3,212	3,207	3,212	3,207	0.2%
Audax AAMP Holdings, Inc.	Durable Consumer Goods	L + 6.00% (1.00% Floor)	6/24/2017	10,424	10,348	2,552	2,533	12,976	12,881	0.8%
BAART Programs, Inc.	Healthcare & Pharmaceuticals	L + 7.75% (0.00% Floor)	10/9/2021	7,406	7,534	—	—	7,406	7,534	0.4%
Brooks Equipment Company, LLC	Construction & Building	L + 5.00% (1.00% Floor)	8/29/2020	6,694	6,683	1,674	1,671	8,368	8,354	0.5%
Capstone Logistics Acquisition, Inc.	Transportation: Cargo	L + 4.50% (1.00% Floor)	10/7/2021	19,478	19,212	4,870	4,803	24,348	24,015	1.4%
Captive Resources Midco, LLC	Banking, Finance, Insurance & Real Estate	L + 5.75% (1.00% Floor)	6/30/2020	29,050	29,009	4,150	4,144	33,200	33,153	1.9%
Central Security Group, Inc.	Consumer Services	L + 5.63% (1.00% Floor)	10/6/2020	28,658	28,557	5,692	5,672	34,350	34,229	2.0%
CIBT Holdings, Inc.	Transportation: Consumer	L + 5.25% (1.00% Floor)	6/28/2022	—	—	4,211	4,211	4,211	4,211	0.2%
CIP Revolution Holdings, LLC	Media: Advertising, Printing & Publishing	L + 6.00% (1.00% Floor)	8/19/2021	16,500	16,585	—	—	16,500	16,585	1.0%
Colony Hardware Corporation	Construction & Building	L + 6.00% (1.00% Floor)	10/23/2021	17,038	17,038	2,621	2,621	19,659	19,659	1.2%
Cvent, Inc.	High Tech Industries	L + 5.00% (1.00% Floor)	6/30/2023	—	—	4,000	3,996	4,000	3,996	0.2%
Datapipe, Inc.	Telecommunications	L + 4.75% (1.00% Floor)	3/15/2019	9,750	9,764	4,875	4,882	14,625	14,646	0.9%
Dent Wizard International Corporation	Automotive	L + 4.75% (1.00% Floor)	4/7/2020	7,216	7,216	3,374	3,374	10,590	10,590	0.6%

TCG BDC, INC. & NF INVESTMENT CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2016

(dollar amounts in thousands)

				TCG BDC		NFIC		Combined Pro-Forma
Investments—non controlled/ non-affiliated	Industry	Interest Rate	Maturity Date	Par/ Principal Amount	Fair Value	Par/ Principal Amount	Fair Value	Par/ Principal Amount	Fair Value	% of Fair Value
Derm Growth Partners III, LLC (Dermatology Associates)	Healthcare & Pharmaceuticals	L + 6.50% (1.00% Floor)	5/31/2022	32,929	32,958	—	—	32,929	32,958	1.9%
Dimensional Dental Management, LLC	Healthcare & Pharmaceuticals	L + 7.00% (1.00% Floor)	2/12/2021	18,000	17,811	2,500	2,474	20,500	20,285	1.2%
Dimora Brands, Inc. (fka TK USA Enterprises, Inc.)	Construction & Building	L + 4.50% (1.00% Floor)	4/4/2022	—	(30)	—	—	—	(30)	0.0%
Direct Travel, Inc.	Hotel, Gaming & Leisure	L + 6.50% (1.00% Floor)	12/1/2021	12,842	12,712	1,427	1,413	14,269	14,125	0.8%
DTI Holdco, Inc.	High Tech Industries	L + 5.25% (1.00% Floor)	9/23/2023	—	—	4,988	4,913	4,988	4,913	0.3%
EIP Merger Sub, LLC (Evolve IP)	Telecommunications	L + 6.25% (1.00% Floor)	6/7/2021	23,750	23,242	—	—	23,750	23,242	1.4%
Emerging Markets Communications, LLC	Telecommunications	L + 5.75% (1.00% Floor)	7/1/2021	17,730	17,730	1,970	1,970	19,700	19,700	1.2%
EP Minerals, LLC	Metals & Mining	L + 4.50% (1.00% Floor)	8/20/2020	10,264	10,259	3,421	3,419	13,685	13,678	0.8%
FCX Holdings Corp.	Capital Equipment	L + 4.50% (1.00% Floor)	8/4/2020	9,856	9,856	3,672	3,672	13,528	13,528	0.8%
Genex Holdings, Inc.	Banking, Finance, Insurance & Real Estate	L + 4.25% (1.00% Floor)	5/30/2021	4,200	4,196	5,007	5,002	9,207	9,198	0.5%
Generation Brands Holdings, Inc.	Durable Consumer Goods	L + 5.00% (1.00% Floor)	6/10/2022	—	—	4,975	5,025	4,975	5,025	0.3%
Global Software, LLC	High Tech Industries	L + 5.50% (1.00% Floor)	5/2/2022	16,163	16,163	—	—	16,163	16,163	0.9%
Green Energy Partners/Stonewall LLC	Energy: Electricity	L + 5.50% (1.00% Floor)	11/13/2021	16,600	16,598	3,400	3,400	20,000	19,998	1.2%
Green Plains II LLC	Beverage, Food & Tobacco	L + 7.00% (1.00% Floor)	10/3/2022	15,205	15,379	—	—	15,205	15,379	0.9%
Hummel Station LLC	Energy: Electricity	L + 6.00% (1.00% Floor)	10/27/2022	21,000	20,160	4,000	3,840	25,000	24,000	1.4%
Imagine! Print Solutions, LLC	Media: Advertising, Printing & Publishing	L + 6.00% (1.00% Floor)	3/30/2022	18,461	18,603	2,382	2,400	20,843	21,003	1.2%
Imperial Bag & Paper Co. LLC	Forest Products & Paper	L + 6.00% (1.00% Floor)	1/7/2022	24,074	23,924	4,012	3,987	28,086	27,911	1.6%
Indra Holdings Corp. (Totes Isotoner)	Non-durable Consumer Goods	L + 4.25% (1.00% Floor)	5/1/2021	14,224	10,553	4,741	3,518	18,965	14,071	0.8%
Integro Parent Inc	Banking, Finance, Insurance & Real Estate	L + 5.75% (1.00% Floor)	10/30/2022	—	—	4,951	4,853	4,951	4,853	0.3%
International Medical Group, Inc.	Banking, Finance, Insurance & Real Estate	L + 6.50% (1.00% Floor)	10/30/2020	30,000	30,237	5,000	5,040	35,000	35,277	2.1%
Jackson Hewitt Inc.	Retail	L + 7.00% (1.00% Floor)	7/30/2020	8,758	8,320	1,302	1,237	10,060	9,557	0.6%
Metrogistics LLC	Transportation: Cargo	L + 6.50% (1.00% Floor)	9/30/2022	15,200	15,094	1,800	1,787	17,000	16,881	1.0%
Ministry Brands, LLC	High Tech Industries	L + 5.00% (1.00% Floor)	12/2/2022	—	—	4,708	4,702	4,708	4,702	0.3%

TCG BDC, INC. & NF INVESTMENT CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2016

(dollar amounts in thousands)

				TCG BDC		NFIC		Combined Pro-Forma
Investments—non controlled/ non-affiliated	Industry	Interest Rate	Maturity Date	Par/ Principal Amount	Fair Value	Par/ Principal Amount	Fair Value	Par/ Principal Amount	Fair Value	% of Fair Value
MSX International, Inc.	Automotive	L + 5.00% (1.00% Floor)	8/21/2020	8,940	8,940	1,962	1,962	10,902	10,902	0.6%
National Technical Systems, Inc.	Aerospace & Defense	L + 6.25% (1.00% Floor)	6/12/2021	25,123	23,927	5,798	5,522	30,921	29,449	1.7%
NES Global Talent Finance US LLC	Energy: Oil & Gas	L + 5.50% (1.00% Floor)	10/3/2019	11,250	10,911	3,150	3,055	14,400	13,966	0.8%
Netsmart Technologies, Inc.	High Tech Industries	L + 4.50% (1.00% Floor)	4/19/2023	—	—	4,577	4,538	4,577	4,538	0.3%
OnCourse Learning Corporation	Consumer Services	L + 6.50% (1.00% Floor)	9/12/2021	26,141	26,220	2,905	2,913	29,046	29,133	1.7%
Paradigm Acquisition Corp.	Business Services	L + 5.00% (1.00% Floor)	6/2/2022	23,246	23,223	4,334	4,330	27,580	27,553	1.6%
Pasternack Enterprises	Capital Equipment	L + 5.00% (1.00% Floor)	5/27/2022	—	—	2,985	2,985	2,985	2,985	0.2%
Pelican Products, Inc.	Containers, Packaging & Glass	L + 4.25% (1.00% Floor)	4/11/2020	7,643	7,593	2,924	2,905	10,567	10,498	0.6%
Plano Molding Company, LLC	Hotel, Gaming & Leisure	L + 7.00% (1.00% Floor)	5/12/2021	18,163	17,302	3,536	3,369	21,699	20,671	1.2%
PPT Management Holdings, LLC	Healthcare & Pharmaceuticals	L + 6.00% (1.00% Floor)	12/16/2022	22,500	22,426	2,500	2,492	25,000	24,918	1.5%
Premier Senior Marketing, LLC	Banking, Finance, Insurance & Real Estate	L + 5.00% (1.00% Floor)	7/1/2022	3,741	3,741	3,741	3,741	7,482	7,482	0.4%
Product Quest Manufacturing, LLC	Containers, Packaging & Glass	L + 5.75% (1.00% Floor)	9/9/2020	28,000	25,838	5,000	4,614	33,000	30,452	1.8%
Prowler Acquisition Corp. (Pipeline Supply and Service, LLC)	Wholesale	L + 4.50% (1.00% Floor)	1/28/2020	10,798	8,101	4,270	3,204	15,068	11,305	0.7%
PSC Industrial Holdings Corp	Environmental Industries	L + 4.75% (1.00% Floor)	12/5/2020	11,760	11,289	2,940	2,822	14,700	14,111	0.8%
PSI Services LLC	Business Services	L + 6.75% (1.00% Floor)	2/27/2021	32,705	34,785	5,681	6,042	38,386	40,827	2.4%
PT Intermediate Holdings III, LLC (Parts Town)	Wholesale	L + 6.50% (1.00% Floor)	6/23/2022	17,417	17,563	1,935	1,952	19,352	19,515	1.1%
Q Holding Company	Automotive	L + 5.00% (1.00% Floor)	12/18/2021	—	—	3,491	3,485	3,491	3,485	0.2%
QW Holding Corporation (Quala)	Environmental Industries	L + 6.75% (1.00% Floor)	8/31/2022	29,925	30,009	—	—	29,925	30,009	1.8%
Reliant Pro Rehab, LLC	Healthcare & Pharmaceuticals	L + 10.00% (1.00% Floor)	12/29/2017	22,331	22,331	2,481	2,481	24,812	24,812	1.5%
Restaurant Technologies, Inc.	Retail	L + 4.75% (1.00% Floor)	11/23/2022	—	—	3,500	3,492	3,500	3,492	0.2%
SolAreo Technologies Corp.	Telecommunications	L + 5.25% (1.00% Floor)	12/10/2020	19,677	18,901	6,527	6,270	26,204	25,171	1.5%
Superior Health Linens, LLC	Business Services	L + 6.50% (1.00% Floor)	9/30/2021	19,206	19,068	1,980	1,966	21,186	21,034	1.2%
T2 Systems Canada, Inc.	Transportation: Consumer	L + 6.75% (1.00% Floor)	9/28/2022	4,050	4,090	—	—	4,050	4,090	0.2%
T2 Systems, Inc.	Transportation: Consumer	L + 6.75% (1.00% Floor)	9/28/2022	22,950	23,208	—	—	22,950	23,208	1.4%
Teaching Strategies, LLC	Media: Advertising, Printing & Publishing	L + 5.50% (0.50% Floor)	10/1/2019	13,369	13,369	4,454	4,454	17,823	17,823	1.0%
The Hilb Group, LLC	Banking, Finance, Insurance & Real Estate	L + 6.50% (1.00% Floor)	6/24/2021	29,682	29,826	—	—	29,682	29,826	1.7%

TCG BDC, INC. & NF INVESTMENT CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2016

(dollar amounts in thousands)

				TCG BDC		NFIC		Combined Pro-Forma
Investments—non controlled/ non-affiliated	Industry	Interest Rate	Maturity Date	Par/ Principal Amount	Fair Value	Par/ Principal Amount	Fair Value	Par/ Principal Amount	Fair Value	% of Fair Value
The SI Organization, Inc.	Aerospace & Defense	L + 4.75% (1.00% Floor)	11/23/2019	8,574	8,676	5,879	5,949	14,453	14,625	0.9%
The Topps Company, Inc.	Non-durable Consumer Goods	L + 6.00% (1.25% Floor)	10/2/2020	18,707	18,795	4,677	4,699	23,384	23,494	1.4%
Transilwrap Company, Inc.	Chemicals, Plastics & Rubber	L + 4.50% (1.00% Floor)	11/22/2019	—	—	1,762	1,761	1,762	1,761	0.1%
Transilwrap Company, Inc.	Chemicals, Plastics & Rubber	L + 3.75% (1.00% Floor)	11/22/2019	—	—	4,829	4,829	4,829	4,829	0.3%
Truckpro, LLC	Automotive	L + 5.00% (1.00% Floor)	8/6/2018	9,292	9,262	—	—	9,292	9,262	0.5%
Tweddle Group, Inc.	Media: Advertising, Printing & Publishing	L + 6.00% (1.00% Floor)	10/24/2022	16,200	16,114	1,800	1,790	18,000	17,904	1.0%
TwentyEighty, Inc. (fka Miller Heiman, Inc.)	Business Services	L + 6.00% (1.00% Floor)	9/30/2019	18,719	7,628	6,433	2,621	25,152	10,249	0.6%
U.S. Acute Care Solutions, Inc.	Healthcare & Pharmaceuticals	L + 5.00% (1.00% Floor)	5/15/2021	—	—	5,955	5,941	5,955	5,941	0.3%
U.S. Anesthesia Partners, Inc.	Healthcare & Pharmaceuticals	L + 5.00% (1.00% Floor)	12/31/2019	—	—	2,594	2,590	2,594	2,590	0.2%
U.S. Farathane, LLC	Automotive	L + 4.75% (1.00% Floor)	12/23/2021	1,925	1,925	4,950	4,950	6,875	6,875	0.4%
U.S. TelePacific Holdings Corp.	Telecommunications	L + 8.50% (1.00% Floor)	2/24/2021	30,000	29,853	—	—	30,000	29,853	1.7%
Vantage Specialty Chemicals, Inc.	Chemicals, Plastics & Rubber	L + 4.50% (1.00% Floor)	2/5/2021	—	—	4,477	4,476	4,477	4,476	0.3%
Vetcor Professional Practices, LLC	Consumer Services	L + 6.25% (1.00% Floor)	4/20/2021	25,001	25,164	4,763	4,791	29,764	29,955	1.8%
Violin Finco S.A.R.L. (Alexander Mann Solutions)	Business Services	L + 4.75% (1.00% Floor)	12/20/2019	10,065	10,058	2,818	2,816	12,883	12,874	0.8%
Vistage Worldwide Inc.	Business Services	L + 5.50% (1.00% Floor)	8/19/2021	28,757	28,688	4,793	4,781	33,550	33,469	2.0%
Vitera Healthcare Solutions, LLC	Healthcare & Pharmaceuticals	L + 5.00% (1.00% Floor)	11/4/2020	9,104	9,078	3,186	3,177	12,290	12,255	0.7%
W/S Packaging Group, Inc.	Containers, Packaging & Glass	L + 5.00% (1.00% Floor)	8/9/2019	—	—	4,058	3,831	4,058	3,831	0.2%
Watchfire Enterprises, Inc.	Media: Advertising, Printing & Publishing	L + 4.00% (1.00% Floor)	10/2/2020	—	—	3,342	3,342	3,342	3,342	0.2%
Winchester Electronics Corporation	Capital Equipment	L + 6.50% (1.00% Floor)	6/30/2022	27,367	27,460	4,562	4,577	31,929	32,037	1.9%
WIRB - Copernicus Group, Inc.	Healthcare & Pharmaceuticals	L + 5.00% (1.00% Floor)	8/12/2022	—	—	1,995	2,013	1,995	2,013	0.1%
Zest Holdings, LLC	Durable Consumer Goods	L + 4.75% (1.00% Floor)	8/16/2020	9,530	9,584	4,822	4,849	14,352	14,433	0.8%

First Lien Debt Total					1,139,548		275,766		1,415,314	82.8%

Second Lien Debt
AF Borrower LLC (Accuvant)	High Tech Industries	L + 9.00% (1.00% Floor)	1/30/2023	8,000	8,000	2,000	2,000	10,000	10,000	0.6%
AIM Group USA Inc.	Aerospace & Defense	L + 9.00% (1.00% Floor)	8/2/2022	23,000	23,196	—	—	23,000	23,196	1.4%

TCG BDC, INC. & NF INVESTMENT CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2016

(dollar amounts in thousands)

				TCG BDC		NFIC		Combined Pro-Forma
Investments—non controlled/ non-affiliated	Industry	Interest Rate	Maturity Date	Par/ Principal Amount	Fair Value	Par/ Principal Amount	Fair Value	Par/ Principal Amount	Fair Value	% of Fair Value
AmeriLife Group, LLC	Banking, Finance, Insurance & Real Estate	L + 8.75% (1.00% Floor)	1/10/2023	20,000	19,208	2,000	1,921	22,000	21,129	1.2%
Argon Medical Devices, Inc.	Healthcare & Pharmaceuticals	L + 9.50% (1.00% Floor)	6/23/2022	24,000	24,233	1,000	1,010	25,000	25,243	1.5%
Berlin Packaging L.L.C.	Containers, Packaging & Glass	L + 6.75% (1.00% Floor)	10/1/2022	2,927	2,953	573	578	3,500	3,531	0.2%
Charter NEX US Holdings, Inc.	Chemicals, Plastics & Rubber	L + 8.25% (1.00% Floor)	2/5/2023	7,394	7,468	1,479	1,494	8,873	8,962	0.5%
Confie Seguros Holding II Co.	Banking, Finance, Insurance & Real Estate	L + 9.00% (1.25% Floor)	5/8/2019	12,000	11,918	—	—	12,000	11,918	0.7%
Drew Marine Group Inc.	Chemicals, Plastics & Rubber	L + 7.00% (1.00% Floor)	5/19/2021	12,500	12,333	—	—	12,500	12,333	0.7%
Genex Holdings, Inc.	Banking, Finance, Insurance & Real Estate	L + 7.75% (1.00% Floor)	5/30/2022	7,990	7,978	1,000	998	8,990	8,976	0.5%
Institutional Shareholder Services Inc.	Banking, Finance, Insurance & Real Estate	L + 8.50% (1.00% Floor)	4/29/2022	12,500	12,359	—	—	12,500	12,359	0.7%
Jazz Acquisition, Inc. (Wencor)	Aerospace & Defense	L + 6.75% (1.00% Floor)	6/19/2022	6,700	5,572	800	665	7,500	6,237	0.4%
MRI Software, LLC	Software	L + 8.00% (1.00% Floor)	6/23/2022	11,250	11,265	1,250	1,252	12,500	12,517	0.7%
Power Stop, LLC	Automotive	11.00%	5/29/2022	10,000	9,863	—	—	10,000	9,863	0.6%
Prowler Acquisition Corp. (Pipeline Supply and Service, LLC)	Wholesale	L + 8.50% (1.00% Floor)	7/28/2020	3,000	1,682	—	—	3,000	1,682	0.1%
Vantage Specialty Chemicals, Inc.	Chemicals, Plastics & Rubber	L + 8.75% (1.00% Floor)	2/5/2022	—	—	500	497	500	497	0.0%
Vitera Healthcare Solutions, LLC	Healthcare & Pharmaceuticals	L + 8.25% (1.00% Floor)	11/4/2021	2,000	1,945	—	—	2,000	1,945	0.1%
Watchfire Enterprises, Inc.	Media: Advertising, Printing & Publishing	L + 8.00% (1.00% Floor)	10/2/2021	7,000	6,976	—	—	7,000	6,976	0.4%
Zywave, Inc.	High Tech Industries	L + 9.00% (1.00% Floor)	11/17/2023	4,950	4,915	—	—	4,950	4,915	0.3%

Second Lien Debt Total					171,864		10,415		182,279	10.7%

TCG BDC, INC. & NF INVESTMENT CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2016

(dollar amounts in thousands)

Investments—non controlled/ non-affiliated			Par Amount	Fair Value	Par Amount	Fair Value	Par Amount	Fair Value
Structured Finance Obligations
1776 CLO I, Ltd., Subordinated Notes	Structured Finance	5/8/2020	11,750	2,761	—	—	11,750	2,761	0.2%
Clydesdale CLO 2005, Ltd., Subordinated Notes	Structured Finance	12/6/2017	5,750	10	—	—	5,750	10	0.0%
MSIM Peconic Bay, Ltd., Subordinated Notes	Structured Finance	7/20/2019	4,500	5	—	—	4,500	5	0.0%
Nautique Funding Ltd., Income Notes	Structured Finance	4/15/2020	5,000	2,440	—	—	5,000	2,440	0.1%

Structured Finance Obligations Total				5,216		—		5,216	0.3%

Investments—non controlled/ non-affiliated			Shares/Units	Fair Value	Shares/ Units	Fair Value	Shares/ Units	Fair Value
Equity Investments
CIP Revolution Investments, LLC	Media: Advertising, Printing & Publishing		30,000	352	—	—	30,000	352	0.0%
Derm Growth Partners III, LLC (Dermatology Associates)	Healthcare & Pharmaceuticals		1,000,000	976	—	—	1,000,000	976	0.1%
GS Holdco LLC (Global Software, LLC)	High Tech Industries		1,000,000	1,126	—	—	1,000,000	1,126	0.1%
Power Stop Intermediate Holdings, LLC	Automotive		7,150	1,208	—	—	7,150	1,208	0.1%
T2 Systems Parent Corporation	Transportation: Consumer		555,556	584	—	—	555,556	584	0.0%
THG Acquisition, LLC (The Hilb Group, LLC)	Banking, Finance, Insurance & Real Estate		1,500,000	2,228	—	—	1,500,000	2,228	0.1%

Equity Investments Total				6,474		—		6,474	0.4%

Total Investments—non-controlled/non-affiliated				1,323,102		286,181		1,609,283	94.2%

TCG BDC, INC. & NF INVESTMENT CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2016

(dollar amounts in thousands)

Investments - non controlled/non- affiliated				Par Amount/ LLC Interest	Fair Value	Par Amount/ LLC Interest	Fair Value	Par Amount/ LLC Interest	Fair Value
Investment Fund
Middle Market Credit Fund, LLC, Mezzanine Loan	Investment Fund	L + 9.50%	6/24/2017	62,384	62,384	—	—	62,384	62,384	3.7%
Middle Market Credit Fund, LLC, Subordinated Loan and Member’s Interest	Investment Fund	0.001%	3/1/2021	35,001	37,273	—	—	35,001	37,273	2.2%

Investment Fund Total					99,657		—		99,657	5.8%

Total Investments—controlled/affiliated					99,657		—		99,657	5.8%

Total Investments					1,422,759		286,181		1,708,940	100.0%

TCG BDC, Inc.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(in thousands, except per share information)

Basis of presentation

The consolidated financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“US GAAP”). TCG BDC is an investment company for the purposes of accounting and financial reporting in accordance with Accounting Standards Update (“ASU”) 2013-08, Financial Services—Investment Companies (“ASU 2013-08”): Amendments to the Scope, Measurement and Disclosure Requirements. All significant intercompany balances and transactions have been eliminated. US GAAP for an investment company requires investments to be recorded at fair value. The carrying value for all other assets and liabilities approximates their fair value.

The historical consolidated financial statements as of December 31, 2016 and for the year ended December 31, 2016 have been adjusted in the pro forma consolidated financial statements to give effect to pro forma events that are (1) directly attributable to the NFIC Acquisition, (2) factually supportable and (3) with respect to the pro forma consolidated statement of operations, expected to have a continuing impact on the combined results following the NFIC Acquisition.

The NFIC Acquisition was accounted for under the acquisition method of accounting in accordance with ASC Topic 805, Business Combinations. As the acquirer for accounting purposes, we have estimated the fair value of NFIC’s assets acquired and liabilities assumed. The pro forma consolidated financial statements do not necessarily reflect what the combined company’s financial condition or results of operations would have been had the acquisition occurred on the date indicated. These pro forma consolidated financial statements also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

The pro forma consolidated financial data does not reflect the realization of any expected cost savings or other synergies from the merger of NFIC with us as a result of the completion of the NFIC Acquisition.

Financing transactions

Assuming all NFIC stockholders elect 95% as their Cash Election Percentage and remaining 5% in our stock that (i) we assume all the assets and liabilities by operation of law as of the effective time under the Merger Agreement, except for deferred financing costs associated with NFIC’s outstanding debt, which will be written off in connection with the NFIC Acquisition, (ii) we intend to finance the NFIC Acquisition through the cash raised from a combination of capital calls under its subscription agreements with its stockholders (50%) and additional borrowing from the Facilities (50%), and (iii) $393, which represents 50% of the NFIC Acquisition expenses, will be allocated pro rata between us and NFIC based on their relative net assets as of the Valuation Time. We will use the proceeds from capital call and borrowings to extinguish NFIC’s existing debt of approximately $130 million.

Preliminary purchase price allocation

We have used the fair market value of NFIC’s assets and liabilities as of December 31, 2016 to account for the NFIC Acquisition. The following table summarizes the assets and liabilities of NFIC as of the acquisition date (in thousands):

ASSETS
Total investments, at fair value	$286,181
Cash and other assets	8,024

Total assets	294,205

LIABILITIES
Secured borrowings	130,427
Other liabilities	9,316

Total liabilities	139,743

NET ASSETS	$154,462

This preliminary allocation amounts have been used to prepare pro forma adjustments in the pro forma balance sheet and income statement. The final purchase price allocation will be determined when we have completed the detailed valuations and necessary calculations in accordance with the Merger Agreement. The final allocation could differ materially from the preliminary allocation used in the pro forma adjustments. The final allocation may include (1) changes in fair values of investments, and (2) other changes to assets and liabilities.

Critical Accounting Policies

The preparation of pro forma consolidated financial statements requires us to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses. Changes in the economic environment, financial markets, and any other parameters used in determining such estimates could cause actual results to differ. Our critical accounting policies are summarized below. The critical accounting policies should be read in connection with the consolidated financial statements in this prospectus. See “Financial Statements—Index to Financial Statements.”

Investment transactions are recorded on the trade date.

Cash and cash equivalents consist of demand deposits and highly liquid investments (e.g., money market funds, U.S. treasury notes) with original maturities of three months or less. Cash equivalents are carried at amortized cost, which approximates fair value.

Interest from Investments and Realized Gain/Loss on Investments

Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of debt investments represents the original cost, including origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion of discounts and amortization of premiums, if any. At time of exit, the realized gain or loss on an investment is the difference between the amortized cost at time of exit and the cash received at exit using the specific identification method.

Dividend Income

Dividend income from the investment fund is recorded on the record date for the investment fund to the extent that such amounts are payable by the investment fund and are expected to be collected.

Non-Accrual Income

Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are paid current and, in management’s judgment, are likely to remain current. Management may not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.

Interest expense and unused commitment fees on the secured borrowings are recorded on an accrual basis. Unused commitment fees are included in credit facility fees in the accompanying Consolidated Statements of Operations.

The functional currency of the Company is the U.S. Dollar and all transactions were in U.S. Dollars.

Use of Estimates

The preparation of pro forma consolidated financial statements in conformity with US GAAP requires management to make assumptions and estimates that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management’s estimates are based on historical experiences and other factors, including expectations of future events that management believes to be reasonable under the circumstances. It also requires management to exercise judgment in the process of applying our accounting policies. Assumptions and estimates regarding the valuation of investments and their resulting impact on base management and incentive fees involve a higher degree of judgment and complexity and these assumptions and estimates may be significant to the consolidated financial statements. Actual results could differ from these estimates and such differences could be material.

Pro forma adjustments

The pro forma adjustments are based on our preliminary estimates and assumptions that are subject to change. The assumptions and adjustments have been reflected in the unaudited pro forma consolidated financial data as footnotes to respective statements.

9,000,000 Shares

Common Stock

PROSPECTUS

BofA Merrill Lynch

Morgan Stanley

J.P. Morgan

Citigroup

Keefe, Bruyette & Woods

               A Stifel Company

Wells Fargo Securities

HSBC

Mizuho Securities

June 13, 2017